As filed with the Securities and Exchange Commission on March 9, 2017
Securities Act File No. 333-214167
Investment Company Act File No. 811-23200

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2
   ☒   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒   PRE-EFFECTIVE AMENDMENT NO. 2
☐   POST-EFFECTIVE AMENDMENT NO.
☒   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒   AMENDMENT NO. 2
NorthStar/Townsend Institutional Real Estate Fund Inc.
(Exact name of registrant as specified in charter)
c/o Colony NorthStar, Inc.
399 Park Avenue, 18th Floor
New York, New York 10022
(212) 547-2600
(Address and telephone number, including area code, of principal executive offices)
Prashant Tewari
Chief Executive Officer and President
c/o Colony NorthStar, Inc.
399 Park Avenue, 18th Floor
New York, New York 10022
(212) 547-2600
(Name and address of agent for service)
COPIES TO:
Clifford R. Cone Jefferey D. LeMaster Clifford Chance US LLP 31 West 52nd Street New York, New York 10019 Tel: (212) 878-8000 Fax: (212) 878-8375	Sandra M. Forman Chief Compliance Officer and Secretary NorthStar/Townsend Institutional Real Estate Fund Inc. 399 Park Avenue, 18th Floor New York, New York 10022 Tel: (212) 547-2600 Fax: (917) 591-2743	Rosemarie A. Thurston David J. Baum Martin H. Dozier Alston & Bird LLP 1201 West Peachtree Street Atlanta, Georgia 30309-3424 Tel: (404) 881-7000 Fax: (404) 253-8447
Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☒
It is proposed that this filing will become effective (check applicable box):
☐   when declared effective pursuant to Section 8(c)
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(1)
Common Stock	37,825,059.10	$26.4375	$1,000,000,000	$115,900

(1)
A filing fee of  $115,900 was previously paid to the Securities and Exchange Commission in connection with the registration of these shares.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED MARCH 9, 2017
PRELIMINARY PROSPECTUS
NorthStar/Townsend Institutional Real Estate Fund Inc.
Class A Shares, Class C Shares, and Class I Shares of Common Stock
$2,500 minimum purchase for Class A and Class C shares, and
$25,000 minimum purchase for Class I shares
NorthStar/Townsend Institutional Real Estate Fund Inc. (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. An interval fund is a type of closed-end investment company that is required to offer to repurchase its shares from shareholders at periodic intervals, in the Fund’s case, quarterly. The first Repurchase Request Deadline (as defined below) for the Fund shall occur no later than two calendar quarters after the Fund’s initial effective date. The Fund is a newly formed Maryland corporation and intends to elect to be taxed as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”).
This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Statement of Additional Information (“SAI”) dated March 9, 2017, has been filed with the Securities and Exchange Commission (“SEC”). The SAI is available upon request and without charge by writing the Fund at c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO, 64105-1407, or by calling toll-free (877) 940-8777. The table of contents of the SAI appears on page 125 of this prospectus. You may request the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling (877) 940-8777 or by visiting www.northstarsecurities.com/townsend. The SAI, material incorporated by reference and other information about the Fund is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.
The Fund’s shares will not be listed on an exchange and it is not anticipated that a secondary market will develop. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe. The Fund may invest up to 15% of its portfolio in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are referred to as “high yield” securities and “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.
Investment Objectives.   The Fund’s primary investment objectives are to realize capital appreciation and to preserve shareholders’ capital, with a secondary objective of generating income through cash distributions. There can be no assurance that the Fund will achieve its investment objectives.
Securities Offered.   The Fund is offering shares of its common stock on a continuous basis pursuant to this prospectus. The Fund has registered, and is offering to sell, through its distributor,                       (the “Distributor”), 40,000,000 shares of common stock, at NAV plus any applicable sales load. The maximum sales load is 5.75% of the amount invested for Class A shares, while Class C and Class I shares are not subject to sales loads. Class C shares will be subject to a contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. See “Contingent Deferred Sales Charge” under “Quarterly Repurchases of Shares.” The initial NAV is $25.00 per share. The minimum initial investment is $2,500 for Class A or Class C shares and $25,000 for Class I shares. The minimum subsequent investment is $100 for Class A or Class C shares, and there is no minimum subsequent investment for Class I shares. The Fund reserves the right to waive investment minimums. See “Plan of Distribution.” In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to solicit orders for the sale of the shares. NorthStar Securities, LLC, an affiliate of the Advisers (as defined below) (“NorthStar Securities”) will enter into a wholesale marketing agreement with the Distributor in connection with the marketing of the Fund’s shares. Monies received will be invested promptly and no arrangements have been made to place such monies in an escrow, trust or similar account. The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933, as amended, until the earlier of the date upon which the Fund has sold $1,000,000,000 in shares or            , 2019, which is three years from the commencement of this offering unless extended in accordance with applicable SEC rules.
	Price to Public(1)	Sales Load	Proceeds to Registrant
Per Share
Class A(2)(3)(4)	$26.4375	$1.4375	$25.00
Class C(2)(3)(5)	$25.00	—(3)	$25.00
Class I(3)	$25.00	—(3)	$25.00
Total Maximum	$1,000,000,000	$57,500,000	$942,500,000

(1)
In addition to the sales loads disclosed herein, the Advisers or their affiliates, in the Advisers’ discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale and servicing of Fund shares.

(2)
All or a portion of the Distribution Fee and Shareholder Servicing Fee may be re-allowed to selected broker-dealers for Class A and Class C shares, as applicable.

(3)
After deducting the sales load (with respect to Class A shares) and estimated organization and offering expenses of ___% of the aggregate proceeds raised in the offering, $___, $___, and $___ of the purchase price of each Class A share, Class C share, and Class I share, respectively, will be available to the Fund for investment. Although organization and offering expenses are payable by the Fund, these expenses are indirectly borne by the Fund’s shareholders and will therefore immediately reduce the NAV of each share available for investment.

(4)
Class A shares will pay to the Distributor a Shareholder Servicing Fee (as defined below) that will accrue at an annual rate equal to 0.25% of the average daily net assets attributable to the Class A shares and is payable on a monthly basis.

(5)
Class C shares will pay to the Distributor a Distribution Fee (as defined below) that will accrue at an annual rate equal to 0.75% of the average daily net assets attributable to Class C shares and is payable on a monthly basis. Class C shares will also pay to the Distributor a Shareholder Servicing Fee that will accrue at an annual rate equal to 0.25% of the average daily net assets attributable to the Class C shares and is payable on a monthly basis.

Summary of Investment Strategy.   The Fund is designed to enable shareholders to invest indirectly in institutional quality real estate and real estate-related investments with institutional investors, including asset managers, public and private pension funds, endowments and sovereign wealth funds, without being subject to the high minimum investment requirements that most institutional asset managers typically impose on their investors. The Fund considers “institutional quality real estate and real estate-related investments” to be investments that meet certain select criteria required by institutional investors with established underwriting and investment processes and procedures. As a result, such investments are typically available only to such investors. Under normal circumstances, the Fund intends to invest at least 80% of the Fund’s net assets (plus the amount of leverage for investment purposes) in a diversified portfolio of institutional quality real estate and real estate-related investments, which will be comprised of three primary asset classes: (i) commercial real estate investments, including (a) direct and indirect investments in commercial real estate (“CRE”) properties (“CRE Property Investments”), and (b) CRE debt (“CRE Debt Investments”), each of which may be held through the securities of wholly owned subsidiaries, joint ventures, or co-investment transactions (collectively, “Real Estate Investment Vehicles”), and certain of which will be joint transactions with the Fund’s affiliates, subject to receipt of an exemptive order from the SEC, as discussed below; (ii) private equity real estate (“PERE”) investment funds, including private equity and unregistered investment funds (“PERE Funds”) that principally invest, directly or indirectly, in real estate and real estate-related investments through entities that may qualify as REITs for U.S. federal income tax purposes under the Code, which may also be joint transactions with the Fund’s affiliates, subject to receipt of an exemptive order from the SEC; and (iii) CRE Securities (“CRE Securities”), including those of publicly traded REITs, commercial mortgage-backed securities (“CMBS”), including up to 15% of the Fund’s portfolio in the residual and equity tranches of such securities, real estate operating companies (“REOCs”) and exchange traded funds (“ETFs”).

The Fund seeks, through the PERE Funds, to focus primarily on direct real estate investments or on investments in real estate operating companies that acquire, develop and manage real estate. As a result, the Fund will invest no more than 15% of its net assets in PERE Funds or other entities that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”). Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Fund will seek to achieve diversification by investing across real estate asset classes, property types, positions in the capital structure such as senior or subordinate mortgage debt, mezzanine debt, preferred equity, and common equity (the “Capital Stack”), and geographic locations. The majority of the underlying real estate of the Fund’s investments will be located in the United States, but the Fund may also make investments internationally. The Fund has not adopted a policy specifying a maximum percentage of its assets that may be invested in properties located outside of the United States or properties located in any one non-U.S. country, or in securities of non-U.S. issuers or the securities of issuers located in any one non-U.S. country. See “Risk Factors — The Fund will be subject to additional risks if it makes investments internationally.” The Fund’s 80% real estate investment policy may only be changed with 60 days’ prior notice to shareholders of the Fund.
The Fund is seeking an exemptive order from the SEC to allow it to co-invest with certain of its affiliates. However, there can be no assurance that the Fund will obtain such relief. Prior to obtaining exemptive relief, the Fund intends to co-invest with its affiliates only in accordance with existing regulatory guidance.
The Adviser.   Townsend Holdings LLC (the “Adviser”), is an affiliate of Colony NorthStar (as defined below) and a private investment firm that is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the Fund’s investment adviser. The Adviser is organized as a Delaware limited liability company that is doing business as the Townsend Group (“Townsend”). The Adviser is responsible for overseeing the management of the Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Fund’s portfolios, subject to the oversight of the board of directors of the Fund (the “Board”). The Adviser will have sole discretion to make all investments, but has delegated investment discretion for making CRE Securities investments to the Sub-Adviser (as defined below). See “Risk Factors — Risks Related to Conflicts of Interest.” Townsend’s principal offices are located at Skylight Office Tower, 1660 West Second Street, 4th Floor, Cleveland, Ohio 44113. Townsend also has offices in San Francisco, London, and Hong Kong.
Townsend is a leading provider of global investment management and advisory services primarily focused on real estate. Townsend’s clients include many large pension funds, foundations, endowments, corporations, government agencies, and financial institutions. Townsend provides custom real asset solutions to help these institutions meet the needs and objectives of their investment programs. Townsend serves a diverse set of global institutional investors, across over 90 client portfolios, providing real estate and real asset allocation advisory services to clients. As of September 30, 2016, Townsend’s assets under management, which consist of those assets of clients in which Townsend has discretionary authority to execute transactions, were approximately $14.6 billion, and its advisory assets, which consist of those assets of clients to which Townsend provides investment advice in some capacity but does not execute transactions on behalf of such clients, were approximately $173.1 billion.
The Adviser is an affiliate of Colony NorthStar, Inc. (“Colony NorthStar”) (NYSE: CLNS), a leading global real estate and investment management firm with approximately $58 billion in assets under management as of September 30, 2016, based on the combined assets under management of Colony Capital, Inc. (“Colony”), NorthStar Asset Management Group, Inc. (“NSAM”) and NorthStar Realty Finance Corp. (“NorthStar Realty”). Colony NorthStar provides investment management services and manages private funds, non-traded and traded real estate investment trusts and registered investment companies on behalf of a diverse set of institutional and individual investors and is supported by an experienced staff of over 500 employees across 17 offices worldwide.
The Sub-Adviser.   The Adviser has engaged CNI TCEF Advisors, LLC, a Delaware limited liability company and an affiliate of Colony NorthStar, which is a private investment firm and a registered investment adviser under the Advisers Act, to act as the Fund’s initial sub-adviser (the “Sub-Adviser” and together with the Adviser, the “Advisers”). The Adviser has delegated to the Sub-Adviser the investment discretion to make all CRE Securities investments. See “Risk Factors — Risks Related to Conflicts of Interest.”
CNI TCEF Advisors, LLC is a newly-formed Delaware limited liability company and has no assets under management to date.

The Fund’s shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares, liquidity for the Fund’s shares will be provided only through quarterly repurchase offers for no less than 5% of Fund’s shares at NAV, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in any repurchase offer. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in the Fund’s shares may be speculative and involves a high degree of risk. See “Risk Factors” below in this prospectus.
Investment Adviser	Investment Sub-Adviser
Townsend Holdings LLC	CNI TCEF Advisors, LLC
Dated March 9, 2017
Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

i

PROSPECTUS SUMMARY
This summary does not contain all of the information that you should consider before investing in the shares offered pursuant to this prospectus. You should review the more detailed information contained or incorporated by reference in this prospectus and in the SAI, particularly the information set forth under the heading “Risk Factors.”
The Fund.   The Fund is a continuously offered, non-diversified, closed-end management investment company. See “The Fund.” The Fund is operated as an interval fund that will provide limited liquidity by offering to make quarterly repurchases of each class of shares at that class of shares’ NAV, which will be calculated on a daily basis. An interval fund is a type of closed-end investment company that is required to offer to repurchase its shares from shareholders at periodic intervals, in the Fund’s case, quarterly. The first Repurchase Request Deadline (as defined below) for the Fund shall occur no later than two calendar quarters after the Fund’s initial effective date. See “Quarterly Repurchases of Shares” and “Determination of Net Asset Value.” The Fund intends to elect to be taxed as a REIT under the Code.
Investment Objectives and Policies.   The Fund’s primary investment objectives are to realize capital appreciation and to preserve shareholders’ capital, with a secondary objective of generating income through cash distributions. There can be no assurance that the Fund will achieve its investment objectives. Under normal circumstances, the Fund intends to invest at least 80% of the Fund’s net assets (plus the amount of leverage for investment purposes) in a diversified portfolio of real estate and real estate-related investments. For purposes of compliance with this 80% real estate investment policy, each of the Real Estate Investment Vehicles, PERE Funds, and CRE Securities that are pooled investment vehicles in which the Fund invests will have at least 80% of its assets invested in real estate or real estate-related investments, or will have adopted a policy to invest at least 80% of its assets in the securities of real estate or real estate-related issuers. The Fund’s 80% real estate investment policy may only be changed with 60 days’ prior notice to shareholders of the Fund. By investing in the Fund, the Advisers expect that shareholders may realize (either directly or indirectly) the following potential benefits:
•
Access to Institutional Managers.   The Fund enables investors to invest indirectly in Real Estate Investment Vehicles and private equity real estate strategies managed by institutional asset managers that may not be otherwise available to individual investors. Many of the investments in PERE Funds targeted by the Fund are intended for large, institutional investors and, have significant minimum investment requirements and investor suitability restrictions and, as a result, often prohibit access by smaller individual investors. As a result of an investment in the Fund, individual investors will be investing in funds managed by, or side by side with, some of the most established institutional real estate investors in the world, including asset managers, public and private pension funds, sovereign wealth funds, endowments and other sophisticated institutional investors.

•
More Attractive Investment Terms.   In addition to volume and other discounts, the Advisers believe that the Fund may be able to provide certain economies of scale to investors through a reduction in the fees charged by investing in Real Estate Investment Vehicles and the PERE Funds targeted by the Fund as a result of the Advisers’ extensive industry relationships.

•
Proprietary Investment Opportunities.   The Adviser intends to provide the Fund with the opportunity to invest in Real Estate Investment Vehicles and PERE Funds. These real estate investment transactions are (i) sourced through Townsend’s market-leading reputation and relationships; (ii) researched utilizing Townsend’s extensive real estate market research; and (iii) selected from a pipeline of ideas generated by an expansive range of private real estate investment advisors. Given the combination of the above, the Adviser believes the Fund will benefit from proprietary ideas and deal flow. The Fund, through the relationships of the Adviser, seeks to have access to real estate investments through CRE Property Investments, CRE Debt Investments and PERE Fund investments that generate attractive risk-adjusted returns, are exclusively available to Townsend managed accounts, and are otherwise unavailable to individual, non-institutional investors. These proprietary transactions may involve affiliates of the Fund or the Advisers, which will be conducted in accordance with the requirements of the 1940 Act and in compliance with the conditions of any exemptive order granted by the SEC. However, there can be no assurance that the Fund will obtain such relief. Prior to obtaining exemptive relief, the Fund intends to co-invest alongside its affiliates only in accordance with existing regulatory guidance.

Investment Strategy.   The Fund is designed to enable shareholders to invest indirectly in institutional quality real estate and real estate-related investments with institutional investors, including institutional asset managers, public and private pension funds, endowments and sovereign wealth funds, without being subject to the high minimum investment requirements that most institutional asset managers typically impose on their investors. Under normal circumstances, the Fund intends to invest at least 80% of the Fund’s net assets (plus the amount of leverage for investment purposes) in a diversified portfolio of institutional quality real estate and real estate-related investments, which will be comprised of three primary asset classes: (i) direct and indirect investments in (a) CRE Property Investments and (b) CRE Debt Investments, each of which may be held through Real Estate Investment Vehicles, and certain of which will be joint transactions with the Fund’s affiliates, subject to receipt of an exemptive order from the SEC, as discussed below; (ii) investments in PERE Funds that principally invest, directly or indirectly, in real estate and real estate-related investments, including through entities that qualify as REITs for U.S. federal income tax purposes under the Code, which may also be joint transactions with the Fund’s affiliates, subject to the receipt of an exemptive order from the SEC; and (iii) CRE Securities, including those of publicly traded REITs, CMBS, REOCS, and ETFs. For those investments made through joint transactions requiring an exemptive order, the Fund is seeking an exemptive order from the SEC to allow it to co-invest with its affiliates. However, there can be no assurance that the Fund will obtain such relief. Prior to obtaining exemptive relief, the Fund intends to co-invest alongside its affiliates only in accordance with existing regulatory guidance.
The Fund seeks, through the PERE Funds, to focus primarily on direct real estate investments or on investments in real estate operating companies that acquire, develop and manage real estate. As a result, the Fund will invest no more than 15% of its net assets in PERE Funds or other entities that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. The Fund expects that many of the PERE Funds generally will charge a management fee of 1.00% to 2.00%, and up to 20% of net profits as a “carried interest” allocation. Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Advisers believe the Fund will achieve diversification by investing across real estate asset classes, property types, positions in the Capital Stack and geographic locations. The majority of the underlying real estate of the Fund’s investments will be located in the United States, but the Fund may also make investments internationally. The Fund has not adopted a policy specifying a maximum percentage of its assets that may be invested in properties located outside of the United States or properties located in any one non-U.S. country, or in securities of non-U.S. issuers or the securities of issuers located in any one non-U.S. country. See “Risk Factors — The Fund will be subject to additional risks if it makes investments internationally.” The Fund’s 80% real estate investment policy may only be changed with 60 days’ prior notice to shareholders of the Fund.
The Fund may invest up to 15% of its portfolio in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are referred to as “high yield” securities and “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. See “Risk Factors — The Fund may make investments in assets with lower credit quality, including below investment grade securities, referred to as ‘high yield’ and ‘junk bonds,’ which may increase its risk of losses.” For a further discussion of the Fund’s principal investment strategies, see “Investment Objectives, Policies and Strategies.” In connection with making its investments, the Fund and its shareholders will be subject to a number of fees and expenses. See “Summary of Fund Expenses.”
Investment Adviser.   The Adviser, a Delaware limited liability company that is an affiliate of Colony NorthStar and a registered investment adviser under the Advisers Act, serves as the Fund’s investment adviser. Pursuant to the investment advisory agreement between the Fund and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for overseeing the management of the Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Fund’s portfolios, subject to the oversight of the Board. The Adviser will have sole discretion to make all investments, but has delegated investment discretion for making CRE Securities investments to the Sub-Adviser. See “Risk Factors — Risks Related to Conflicts of Interest.” The Adviser also provides asset management services on behalf of the Fund pursuant to the Investment Advisory Agreement. In accordance with the Investment Advisory

Agreement, the Adviser will be reimbursed for certain expenses it or its affiliates incur in connection with providing services to the Fund. For a description of the expenses subject to reimbursement, see “Management of the Fund — Fund Expenses.” In January 2016, NSAM acquired an approximately 84% interest in Townsend; as a result, Townsend is an affiliate of Colony NorthStar, the Sub-Adviser and the Administrator (as defined below). Townsend’s principal offices are located at Skylight Office Tower, 1660 West Second Street, 4th Floor, Cleveland, Ohio 44113. Townsend also has offices in San Francisco, London, and Hong Kong.
Townsend is a leading provider of global investment management and advisory services primarily focused on real estate. Townsend’s clients include many large pension funds, foundations, endowments, corporations, government agencies, and financial institutions. Townsend provides custom real asset solutions to help these institutions meet the needs and objectives of their investment programs. Townsend serves a diverse set of global institutional investors, across over 90 client portfolios, providing real estate and real asset allocation advisory services to clients. As of September 30, 2016, Townsend’s assets under management, which consist of those assets of clients in which Townsend has discretionary authority to execute transactions, were approximately $14.6 billion, and its advisory assets, which consist of those assets of clients to which Townsend provides investment advice in some capacity but does not execute transactions on behalf of such clients, were approximately $173.1 billion.
Sub-Adviser.   The Adviser has engaged CNI TCEF Advisors, LLC, an affiliate of Colony NorthStar and a private investment firm that is a registered investment adviser under the Advisers Act, to act as the Fund’s Sub-Adviser pursuant to the investment sub-advisory agreement among the Fund, the Adviser, and the Sub-Adviser (the “Investment Sub-Advisory Agreement”). The Adviser has delegated investment discretion for making CRE Securities investments to the Sub-Adviser. See “Risk Factors — Risks Related to Conflicts of Interest.” The Sub-Adviser will also assist the Administrator (as defined below) with the calculation and publication of the Fund’s NAV and provide other select administrative services.
CNI TCEF Advisors, LLC is a newly-formed Delaware limited liability company and has no assets under management to date.
Administrator.   NSAM US-TCEF Administrator, LLC (the “Administrator”), an affiliate of Colony NorthStar, the Adviser and the Sub-Adviser, serves as administrator of the Fund. Pursuant to a separate administration agreement (the “Administration Agreement”), the Administrator will furnish the Fund with office facilities and equipment, and will assist the Sub-Adviser with the provisions of clerical and other administrative services, including marketing, investor relations and accounting services and maintenance of certain books and records on behalf of the Fund. In addition, the Administrator, will perform the calculation and publication of the Fund’s NAV, and oversee the preparation and filing of the Fund’s tax returns, the payment of the Fund’s expenses and the performance oversight of various third party service providers.
In accordance with the Administration Agreement, the Administrator will be paid the greater of a minimum fee or fees based on the annual net assets of the Fund plus out of pocket expenses, payable quarterly in arrears (the “Administration Fee”), in connection with providing services to the Fund. See “— Fees and Expenses.”
Each of the Advisers is an affiliate of Colony NorthStar, a leading global real estate and investment management firm with approximately $58 billion in assets under management as of September 30, 2016, based on the combined assets under management of Colony, NSAM and NorthStar Realty. Colony NorthStar provides investment management services and manages private funds, non-traded and traded real estate investment trusts and registered investment companies on behalf of a diverse set of institutional and individual investors and is supported by an experienced staff of over 500 employees across 17 offices worldwide.
The Adviser may, from time to time, engage one or more additional investment sub-advisers. Any sub-adviser chosen by the Adviser will be paid by the Adviser based only on the portion of Fund assets allocated to any such sub-adviser by the Adviser. Shareholders do not pay any sub-adviser fees. See “— Fees and Expenses.”

Management Fees and Expenses.   Pursuant to the Investment Advisory Agreement, the Fund will pay the Adviser a monthly fee (the “Management Fee”) at the annual rate of 1.50% of the Fund’s average daily net assets. The Advisers and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) pursuant to which the Advisers have contractually agreed to waive their fees and to defer reimbursement for the ordinary operating expenses of the Fund (including organization and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, transaction expenses, extraordinary expenses, and expense reimbursements the Advisers have deferred but are otherwise entitled to), to the extent that such expenses exceed ___%, ___%, and ___% per annum of the Fund’s average daily net assets (the “Expense Limitation”) attributable to Class A, Class C and Class I shares, respectively. In consideration of the Advisers’ agreement to limit the Fund’s expenses, the Fund has agreed to repay the Advisers in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Expense Limitation Agreement will remain in effect through ___, 2018. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Advisers. After one year from the effective date of the registration statement of which this prospectus is a part, the Expense Limitation Agreement may be renewed at the Advisers’ and Board’s discretion.
The Investment Sub-Advisory Agreement provides that the Sub-Adviser will receive a portion of the Management Fee payable to the Adviser under the Investment Advisory Agreement. On an annualized basis, the Adviser (and not the Fund) will pay to the Sub-Adviser a sub-advisory fee up to a maximum rate of 20% of the Management Fee payable to the Adviser for advisory services rendered under the Investment Advisory Agreement with respect to each year, payable to the Sub-Adviser quarterly in arrears. In accordance with the Investment Sub-Advisory Agreement, the Sub-Adviser will be reimbursed for certain expenses it or its affiliates incur in connection with providing services to the Fund.
In accordance with the Administration Agreement, the Administrator will be paid the Administration Fee in connection with providing services to the Fund.
Sub-Administrator and Accounting Agent.   ___ (the “Sub-Administrator”) serves as the Fund’s Sub-Administrator and Accounting Agent. See “Management of the Fund.”
Distribution Fees.   Class C shares will pay to the Distributor a Distribution Fee (the “Distribution Fee”) that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and is payable on a monthly basis. Class A and Class I shares are not subject to a Distribution Fee. All or a portion of the Distribution Fee may be used to compensate selected broker-dealers for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. See “Plan of Distribution.”
Shareholder Servicing Fee.   Class A and Class C shares will pay to the Distributor a Shareholder Servicing Fee (the “Shareholder Servicing Fee”) that will accrue at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to the respective share class and is payable on a monthly basis. Class I shares are not subject to a Shareholder Servicing Fee. All or a portion of the Shareholder Servicing Fee may be used to compensate financial industry professionals for providing ongoing shareholder services. See “Plan of Distribution.”
Transfer Agent.   DST Systems, Inc. serves as the Fund’s transfer agent (the “Transfer Agent”). See “Management of the Fund.”
Closed-End Fund Structure.   Closed-end funds differ from mutual funds in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange. Instead, the Fund will provide limited liquidity to shareholders by offering to repurchase a limited amount of the Fund’s shares (at least 5%) quarterly, which is discussed in more detail below. The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to the continuous out-flows.

Share Classes.   The Fund currently offers Class A, Class C, and Class I shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. Each share class has different purchase restrictions and ongoing fees and expenses as set forth in “Summary of Fund Expenses.” When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own shares, and the total costs and expenses associated with a particular share class.
If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for the investor. Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.
Investment Suitability.   An investment in the Fund involves a considerable amount of risk, including the risk of loss of your investment. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.
Repurchase of Shares.   The Fund is a specific category of closed-end fund commonly referred to as an “interval fund” and, as such, has adopted a fundamental policy requiring it to make quarterly repurchase offers, at NAV (which may vary between classes of shares), of no less than 5% and no more than 25% of the Fund’s shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. See “Quarterly Repurchases of Shares.”
Summary of Risks.   Investing in the Fund involves risks, including the risk that a shareholder may receive little or no return on its investment or that a shareholder may lose part or all of its investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Risk Factors.” Shareholders should consider carefully the following principal risks before investing in the Fund:
•
The Fund is a new company and has no operating history;

•
An investment in shares is not suitable for an investor if he or she needs access to the money invested;

•
The Fund has not identified any specific investments that it will make with the proceeds from this offering, and shareholders will not have the opportunity to evaluate the Fund’s investments prior to purchasing shares;

•
There can be no assurance that the Fund will make a specified level of cash distributions or that such distributions will increase year-to-year;

•
No public trading market for the shares will exist and as a result, an investment in the shares is illiquid;

•
The Fund will offer to repurchase shares on a quarterly basis. As a result, shareholders will have limited opportunities to sell their shares and, to the extent they are able to sell their shares under the share repurchase program, they may not be able to recover the amount of their investment in the shares;

•
Unless the Fund experiences substantial net capital appreciation and realized gains, the repurchase price for shares associated with the Fund’s periodic repurchase offers will be at a lower price than the price investors paid for shares, and the timing of the Fund’s repurchase offers may be disadvantageous to shareholders;

•
If a shareholder is able to sell his or her shares, the shareholder will likely receive less than the purchase price and the then-current NAV per share. Shareholders are subject to transfer restrictions and there is no guarantee that they will be able to sell their shares. The shares sold in this offering will not be listed on an exchange. Therefore, if shareholders purchase shares in this offering, they will have limited liquidity and may not receive a full return of their invested capital if they sell their shares;

•
The Board may change the Fund’s investment objectives by providing shareholders with 60 days’ prior notice, or may modify or waive its current operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse;

•
The amount of any distributions the Fund may make is uncertain, and the Fund’s organizational documents permit it to pay distributions from any source, including borrowings, sale of assets, and offering proceeds. The Fund’s distribution proceeds may exceed its earnings, particularly during the period before it has substantially invested the net proceeds from this offering. Therefore, portions of the distributions that the Fund makes may be a return of the money that shareholders originally invested and represent a return of capital to shareholders for tax purposes, which will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares;

•
This is a “best efforts” offering, and if the Fund is unable to raise substantial funds, the Fund will be limited in the number and type of investments it may make, and the value of a shareholder’s investment may be reduced in the event the Fund’s assets underperform;

•
NorthStar Securities, which will enter into a wholesale marketing agreement with the Distributor, has only limited experience selling common shares on behalf of a registered closed-end management investment company, has no experience selling common shares of an interval fund, and may be unable to sell a sufficient number of shares in the Fund for the Fund to achieve its investment objectives;

•
The Fund may use leverage in connection with its investments of up to 33 1/3% of the Fund’s total assets, which may increase the risk of loss associated with its investments. In addition, if a wholly owned special purpose vehicle of any subsidiary of the Fund is unable to pay principal and interest on borrowings it has incurred, a default could result in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to the Fund;

•
The Advisers and the Fund face cyber-security risks, including malware and computer virus attacks, unauthorized access, system failures and disruptions;

•
Certain of the Fund’s executive officers and other key professionals of the Advisers are also officers, directors or managers of Colony NorthStar. As a result, they face conflicts of interest, including time constraints, allocation of investment opportunities and significant conflicts created by the Fund’s compensation arrangements with the Fund and such other entities. See “Conflicts of Interest;”

•
The Fund relies on the investment expertise, skill and network of the Advisers. The departure of any of the key investment professionals of the Advisers, or the termination of the Investment Advisory or Investment Sub-Advisory Agreements could have a material adverse effect on the Fund;

•
The Advisers and their affiliates have limited experience managing a registered management investment company and no experience managing an interval fund. Colony NorthStar also has limited experience with registered management investment companies;

•
NorthStar Securities may distribute the securities with respect to future Colony NorthStar-sponsored programs or other offerings during the Fund’s offering, and may face potential conflicts of interest arising from competition among the Fund and these other programs for investors and investment capital and such conflicts may not be resolved in the Fund’s favor;

•
Colony NorthStar, an affiliate of the Advisers, faces risks different from those previously faced by NSAM, Colony and NorthStar Realty, which may affect the management of the Fund;

•
Colony NorthStar will be subject to business uncertainties and certain operation restrictions following the Mergers (as defined below), including uncertainties about the effect of the Mergers on the employees, clients and business of Colony NorthStar, which may adversely affect the management of the Fund;

•
The Adviser will face a conflict of interest in providing services on the Fund’s behalf as a result of its investment allocation policy or its obligations to its other clients. Such conflicts may not be resolved in the Fund’s favor, meaning that the Fund could invest in less attractive assets which could limit its ability to make distributions and reduce shareholders’ overall investment;

•
The Fund’s ability to enter into transactions with its affiliates will be restricted. A principal part of the Fund’s investment strategy will be joint ventures and co-investment transactions, including joint transactions with certain of the Fund’s affiliates. The Fund has filed for exemptive relief from the SEC to engage in otherwise prohibited investment opportunities with certain entities affiliated with or managed by the Advisers and their affiliates. These co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. There is no assurance any exemptive order will be granted by the SEC;

•
The Adviser has structured its business and implemented an information barrier policy (the “Information Barrier Policy”) to restrict the flow of certain information from Townsend to certain affiliates, including certain directors of the Board who are “interested persons,” as that term is defined in the 1940 Act (“Interested Directors”). The Information Barrier Policy is designed to prevent the disclosure of confidential client and manager information, and is implemented by using physical and non-physical barriers to prevent improper flows of information between Townsend and certain of its affiliates, including certain Interested Directors. As a result, the Adviser will be prohibited from providing certain specific information about potential investment opportunities, other than CRE Securities investments, to certain Interested Directors prior to and subsequent to making an investment decision with respect to such investments. As a result, certain Interested Directors will be limited in the amount of information they have as a result of the Information Barrier Policy, and will be relying on the investment expertise of the Adviser with respect to investments in the Fund, other than CRE Securities investments, and the oversight of the Adviser’s investment activity by the directors who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Directors”);

•
Townsend and the Adviser will face certain conflicts of interest as a result of certain arrangements with clients of Townsend, which require Townsend to present investment opportunities to such clients that may also be appropriate for the Fund;

•
The Advisers and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, which could hinder the Fund’s ability to implement its business strategy and to generate returns to shareholders;

•
In addition to the fees the Fund will pay to the Adviser and the Administrator, the Fund will reimburse the Adviser and the Sub-Adviser for administrative costs and expenses incurred on its behalf, including indirect personnel and employment costs of the Adviser and the Sub-Adviser and their affiliates and these administrative costs and expenses may be substantial. These fees, costs, and expenses will also reduce cash available for investment and will increase the risk that an investor will not recover the amount invested in the Fund’s shares;

•
The Fund’s investments will be subject to the risks typically associated with CRE, including local, state, national or international economic conditions, real estate conditions, lack of liquidity, reliance on tenants/operators/managers, property management decisions, property location and conditions, and property operating costs;

•
The Fund may be more susceptible than diversified funds to being adversely affected by events impacting a single borrower, geographic location, security or investment type, and is not limited with respect to the proportion of capital that may be invested in a single asset;

•
The Fund will be subject to significant competition and it may not be able to compete successfully for investments;

•
A significant portion of the Fund’s investment portfolio will be recorded at fair value;

•
Because real estate investments are relatively illiquid, the Fund may not be able to vary its portfolio in response to changes in economic and other conditions, which may result in losses to the Fund;

•
The Fund may obtain only limited warranties when it purchases a property, which will increase the risk that it may lose some or all of its invested capital in the property or rental income from the property which, in turn, could materially adversely affect the Fund’s business, financial condition and results from operations and the Fund’s ability to make distributions;

•
Lease defaults, terminations or landlord-tenant disputes may reduce the Fund’s income from its CRE Property Investments;

•
The bankruptcy, insolvency or financial deterioration of any of the tenants of the Fund’s CRE Property Investments could significantly delay the ability to collect unpaid rents or require the Fund to find new tenants;

•
A significant portion of the Fund’s leases may expire in the same year;

•
Insurance may not cover all potential losses on CRE investments made by the Fund which may impair the value of the Fund’s assets;

•
Investments in non-performing real estate assets involve greater risks than investments in stabilized, performing assets and make the Fund’s future performance more difficult to predict;

•
If the Fund enters into joint ventures, the Fund will not have sole decision-making authority with respect to the joint venture and the Fund’s joint venture partners could take actions that decrease the value of the investment to the Fund and lower the Fund’s overall return;

•
The price the Fund pays for acquisitions of CRE Property Investments and the terms of the Fund’s CRE Debt Investments will be based on the Advisers’ projections of market demand, occupancy and rental income, as well as on market factors, and the return on the investments may be lower than expected if any of these projections are inaccurate;

•
The Fund may not have sole decision-making authority over the PERE Funds and may be unable to take actions to protect its interests in these investments;

•
The PERE Funds will not be registered as investment companies under the 1940 Act and as a result, the Fund will not have the benefit of the 1940 Act’s protective provisions;

•
The Fund may indirectly invest in CRE ownership through PERE Funds, which carry with it unique risks, including (i) the ability of the PERE Fund to select and manage successful investment opportunities; (ii) the quality of the investments in which a PERE Fund invests; (iii) the ability of a PERE Fund to liquidate its investments; and (iv) general economic conditions;

•
The Fund’s investments in Underlying Funds (as defined below) will not be subject to the leverage restrictions imposed by the 1940 Act and as a result, the Fund could be effectively leveraged in an amount exceeding the limitations imposed by the 1940 Act;

•
The PERE Funds, Real Estate Investment Vehicles, and REITs may pursue investment strategies that compete with each other or do not align with those of the Fund;

•
The Fund’s investments in the securities of publicly traded REITs will be subject to the risks affecting these REITs directly;

•
The Fund’s investments in the unsecured debt of publicly traded REITs will be subject to the credit risk of those REITs;

•
The Fund may invest in a variety of CRE Securities, including those of publicly traded REITs, CMBS (including up to 15% of the Fund’s portfolio in the residual or equity tranches of such CMBS, which entail certain heightened risks such as being subject to the first risk of loss if any losses are realized and which may be required to absorb all of the losses and expenses of the investment before the more senior tranches would be required to do so), REOCs and ETFs;

•
Provision for loan losses is difficult to estimate, particularly in challenging economic environments;

•
The Fund may make investments in assets with lower credit quality, including below investment grade securities, referred to as “high yield” and “junk bonds,” which may increase its risk of losses;

•
The subordinate CRE Debt Investments the Fund may originate and invest in may be subject to risks relating to the structure and terms of the related transactions, as well as subordination in bankruptcy, and there may not be sufficient funds or assets remaining to satisfy the Fund’s investments, which may result in losses to the Fund;

•
Floating-rate CRE Debt Investments, which are often associated with transitional assets, may entail greater risks of default to the Fund than fixed-rate CRE Debt Investments;

•
A significant portion of the Fund’s investment portfolio will be recorded at fair value as determined in good faith by or under the direction of the Board and, as a result, there will be uncertainty as to the value of the Fund’s investments;

•
During a given repurchase offer, it is possible that general economic and market conditions could cause a decline in the NAV per share prior to the repurchase date;

•
Legal and regulatory changes, including those implemented in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), could occur, which may materially adversely affect the Fund or cause the Fund to alter its business strategy;

•
The Fund may have difficulty paying its required distributions if the Fund recognizes income before or without receiving cash representing such income;

•
Complying with REIT requirements may force the Fund to liquidate or forego otherwise attractive investments;

•
The Fund will be subject to additional risks if it makes investments internationally;

•
Changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments;

•
The failure of the Fund to qualify as a REIT under the Code for U.S. federal income tax purposes would subject the Fund to U.S. federal income tax and applicable state and local taxes, which would reduce the amount of cash available for distribution to shareholders;

•
Complying with REIT requirements may cause the Fund to borrow funds to make distributions or otherwise depend on external sources of capital to fund such distributions, or to forego otherwise attractive opportunities or liquidate otherwise attractive investments;

•
The Fund’s ability to qualify as a REIT may depend on whether certain investment vehicles in which the Fund directly or indirectly invests qualify as REITs for U.S. federal income tax purposes; and

•
REIT distribution requirements could adversely affect the Fund’s ability to execute its business plan.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

U.S. Federal Income Tax Considerations.   The Fund intends to elect to be taxed as a REIT effective for the Fund’s taxable year ending December 31, 2017. The Fund believes that it is organized, and expects to operate, in such a manner to qualify for taxation as a REIT.
The Fund’s qualification and taxation as a REIT will depend upon its ability to meet on a continuing basis, through actual operating results, distribution levels, and diversity of share and asset ownership, the various and complex REIT qualification tests imposed under the Code, including requirements regarding ownership of the Fund’s shares. See “U.S. Federal Income Tax Considerations” below. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year.
If the Fund qualifies as a REIT, it generally will be allowed to deduct dividends paid to its shareholders and, as a result, it generally will not be subject to U.S. federal income tax on that portion of its ordinary income and net capital gain that it timely distributes to its shareholders. The Fund intends to make distributions to its shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT requirements. See “U.S. Federal Income Tax Considerations” below.
Distribution Policy.   The Fund’s distribution policy is to make monthly distributions to shareholders. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares of the same class under the Fund’s dividend reinvestment policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Policy.”
Distribution Support Agreement Commitment.    The Fund has entered into a distribution support agreement (the “Distribution Support Agreement”) between it and an affiliate of Colony NorthStar. The purpose of the Distribution Support Agreement is to avoid requiring the Fund to liquidate or borrow against its investments to pay cash distributions by requiring the affiliate of Colony NorthStar to purchase shares in the Fund equal to the amount by which any cash distributions paid to the Fund’s shareholders exceed the Fund’s net investment income for such month. Pursuant to the Distribution Support Agreement, the affiliate of Colony NorthStar has agreed to purchase up to an aggregate of  $10.0 million in shares of the Fund from time to time at the then-current NAV per Fund share until the date upon which none of the Advisers nor any of their affiliates is serving as the Fund’s investment adviser, investment sub-adviser, or administrator. In no event shall the affiliate of Colony NorthStar be required to purchase in the aggregate greater than $10.0 million in shares of the Fund. If the cash distributions the Fund pays during any month exceed the Fund’s net investment income for such month, the affiliate of Colony NorthStar will purchase shares of the Fund following the end of each month for an aggregate purchase price equal to the amount by which the cash distributions paid to Fund shareholders exceed net investment income for such month. Notwithstanding the obligations of the affiliate of Colony NorthStar pursuant to the Distribution Support Agreement, the Fund is not required to pay distributions to its shareholders at all. Further, a $10.0 million investment in the Fund by the parties in accordance with the Distribution Support Agreement may not be sufficient to enable the Fund to pay distributions to its shareholders. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital, which is a return of an investor’s investment rather than a return of earnings or gains derived from investment activities. Distributions constituting a return of capital will lower a shareholder’s tax basis in his or her shares. Reducing a shareholder’s tax basis in his or her shares will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares. After the Distribution Support Agreement with the affiliate of Colony NorthStar has terminated, the Fund may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all. Shares purchased by the affiliate of Colony NorthStar pursuant to the Distribution Support Agreement are not subject to any restrictions on transfer or repurchase by the Fund. After the Distribution Support Agreement with the affiliate of Colony NorthStar has terminated, the Fund may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all. For more information regarding the affiliate of Colony NorthStar’s share purchase commitment under the Distribution Support Agreement and the Fund’s distribution policy, please see “Distribution Policy — Distribution Support Agreement.”
Custodian.   ___ (“Custodian”) serves as the Fund’s custodian. See “Management of the Fund.”

SUMMARY OF FUND EXPENSES
	Class A	Class C	Class I
Shareholder Transaction Expenses
Maximum Sales Load (as a percent of offering price)	5.75%	None	None
Redemption Fee on Shares Repurchased Within 90 Days of Purchase (as a percent of proceeds)	2.00%	2.00%	2.00%
Contingent Deferred Sales Charge(1)	None	1.00%	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.50%	1.50%	1.50%
Interest on Borrowed Funds(2)	0.20%	0.20%	0.20%
Other Expenses(3)	0.92%	0.92%	0.92%
Shareholder Servicing Expenses	0.25%	0.25%	None
Distribution Fee	None	0.75%(7)	None
Acquired Fund Fees and Expenses(4)	0.13%	0.13%	0.13%
Total Annual Expenses(5)	3.00%	3.75%	2.75%
Fee Waiver and Reimbursement(6)	___%	___%	___%
Total Annual Expenses (after fee waiver and reimbursement)	___%	___%	___%

(1)
Class C shareholders may be subject to a contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. See “Contingent Deferred Sales Charge” under “Quarterly Repurchases of Shares.”

(2)
The Fund may borrow funds to make investments, including before it has fully invested the initial proceeds of this offering. The costs associated with any such outstanding borrowings, as well as issuing and servicing debt securities, would be indirectly borne by its shareholders. The figure in the table assumes the Fund borrows for investment purposes an amount equal to 25% of its average net assets (including such borrowed funds) during such period and that the annual interest rate on the amount borrowed is 3.0%. The Fund’s ability to incur leverage during the twelve months following effectiveness of the registration statement depends, in large part, on the amount of money the Fund is able to raise through the sale of shares registered in this offering and capital markets conditions. Although the Fund has no current intention to issue preferred stock or convertible securities in the first 12 months following effectiveness of the registration statement, the Fund may sell a de minimis amount of preferred shares to third party investors to assist the Fund in satisfying the requirement that an entity taxed as a REIT for U.S. federal income tax purposes be benefically owned by 100 or more persons.

(3)
Estimated for current fiscal year.

(4)
Shareholders indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the investment companies in which the Fund intends to invest (“Portfolio Funds”). These indirect costs may include performance fees paid to the Portfolio Fund’s adviser or its affiliates. It does not include brokerage or transaction costs incurred by these Portfolio Funds. Some or all of the Portfolio Funds in which the Fund intends to invest generally charge asset-based management fees. The Portfolio Fund managers may also receive performance-based compensation if the Portfolio Funds achieve certain profit levels, generally in the form of  “carried interest” allocations of profits from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds. The Portfolio Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.00%, and up to 20% of net profits as a carried interest allocation. The “Acquired Fund Fees and Expenses” disclosed above are based on historic returns of the Portfolio Funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements, when issued, include only the direct operating expenses incurred by the Fund. These fees payable to, and the operating expenses of, Portfolio Funds are estimates and the actual fees paid by the Fund on its Portfolio Fund investments may be higher or lower than the numbers shown.
(5)
As estimated for the next 12 months, including all estimated fees and expenses of the Fund’s wholly owned subsidiaries.

(6)
The Advisers and the Fund have entered into the Expense Limitation Agreement under which the Advisers have agreed contractually to waive their fees and to pay or absorb the ordinary annual operating expenses of the Fund (including organization and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, transaction expenses, extraordinary expenses and expense reimbursements the Advisers have deferred but are otherwise entitled to), to the extent that they exceed ___%, ___%, and ___% per annum of the Fund’s average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Expense Limitation Agreement will be in effect for a period of at least 12 months from the date of this prospectus, or until ________, 2018. In consideration of the Advisers’ agreements to limit the Fund’s expenses, the Fund has agreed to repay the Advisers in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. Further, the Fund is only obligated to repay the Advisers the amount of any fees waived or Fund expenses paid or absorbed to the extent that the amount of repayment to the Advisers, taken together with the fees and expenses of the Fund at the time of repayment, will not exceed the lesser of  (1) the Expense Limitation in effect at the time the fees were waived or Fund expenses paid or absorbed, or (2) the Expense Limitation in effect at the time the repayment to the Advisers is being made. This agreement may be terminated only by the Board on 60 days’ written notice to the Advisers. See “Management of the Fund.”

(7)
The Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the average daily net assets attributable to Class C shares and is payable on a monthly basis. Class A and Class I shares are not subject to a Distribution Fee. All or a portion of the Distribution Fee may be used to compensate selected broker-dealers for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. See “Plan of Distribution.”

The Summary of Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table assumes that the Fund issues shares in an amount equal to $100 million. You may qualify for sales load discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Plan of Distribution” starting on page 117 of this prospectus. More information about management fees, fee waivers and other expenses is available in “Management of the Fund” starting on page 89 of this prospectus.
The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return and no redemption of shares (the example assumes the Expense Limitation Agreement will remain in effect for only one year):
Example	1 Year		3 Years		5 Years		10 Years
Class A	$	___	$	___	$	___	$	___
Class C	$	___	$	___	$	___	$	___
Class I	$	___	$	___	$	___	$	___
The following example illustrates the hypothetical expenses that you would pay on $1,000 investment assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return (the example assumes the Expense Limitation Agreement will remain in effect for only one year), and you redeemed your shares in full at the end of such period.

Example	1 Year		3 Years		5 Years		10 Years
Class A	$	___	$	___	$	___	$	___
Class C*	$	___	$	___	$	___	$	___
Class I	$	___	$	___	$	___	$	___

*
Calculation assumes 1% contingent deferred sales charge of the original purchase price. See “Contingent Deferred Sales Charge” under “Quarterly Repurchases of Shares.” If the contingent deferred sales charge does not apply, the hypothetical expenses you would pay on $1,000 investment in Class C shares would be $___, assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return, and you redeemed your shares in full at the end of the 1 Year period.

Shareholders who choose to participate in repurchase offers by the Fund will not incur a repurchase fee provided they have held their shares in excess of 90 days. However, if shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by the Sub-Administrator, currently $___. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS
Because the Fund is newly formed and has no performance history as of the date of this prospectus, a financial highlights table for the Fund has not been included in this prospectus.
THE FUND
The Fund was formed on June 1, 2016, as a Maryland corporation registered under the 1940 Act as a non-diversified, closed-end management investment company, and is operated as an interval fund. An interval fund is a type of closed-end investment company that is required to offer to repurchase its shares from shareholders at periodic intervals, in the Fund’s case, quarterly. The first Repurchase Request Deadline (as defined below) for the Fund shall occur no later than two calendar quarters after the Fund’s initial effective date. The Fund’s principal office is located at 399 Park Avenue, 18th Floor, New York, New York 10022, and its telephone number is (212) 547-2600.
USE OF PROCEEDS
The net proceeds of the continuous offering of shares, after payment of any applicable sales load, will be invested in accordance with the Fund’s investment objectives, strategies, and policies (as stated below). Until such time, the Fund will invest the net proceeds in money market or short-term fixed income mutual funds. Investors should expect, therefore, that before the Fund has fully invested all of the proceeds of the offering in accordance with its investment objectives, strategies, and policies, the Fund’s assets would earn interest income at a modest rate. The Fund will pay organization and offering expenses with respect to its continuous offering, which will result in the Fund’s shareholders indirectly incurring all of the Fund’s expenses, including the organization and offering expenses with respect to the Fund’s continuous offering of its shares.

INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES
The Fund’s primary investment objectives are to realize capital appreciation and to preserve shareholders’ capital, with a secondary objective of generating income through cash distributions. There can be no assurance that the Fund will achieve its investment objectives.
Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Fund intends to pursue its investment strategies by strategically investing across a diversified portfolio of the securities of CRE Property Investments, CRE Debt Investments, PERE Fund investments and CRE Securities, all of which will represent a direct or indirect investment in real estate. The Fund expects that its investments will provide investment exposure across real estate asset classes, property types, positions in the Capital Stack, and geographic locations. The Fund concentrates its investments in the real estate industry, meaning that under normal circumstances, it invests over 25% of its assets in real estate and real estate-related securities.
By investing in the Fund, the Advisers expect that shareholders may realize (either directly or indirectly) the following potential benefits:
•
Access to Institutional Managers.   The Fund enables investors to invest indirectly in Real Estate Investment Vehicles and private equity real estate strategies managed by institutional asset managers that may not be otherwise available to individual investors. Many of the investments in PERE Funds targeted by the Fund are intended for large, institutional investors and, have significant minimum investment requirements and investor suitability restrictions and, as a result, often prohibit access by smaller individual investors. As a result of an investment in the Fund, individual investors will be investing in funds managed by, or side by side with, some of the most established institutional real estate investors in the world, including asset managers, public and private pension funds, sovereign wealth funds, endowments and other sophisticated institutional investors.

•
More Attractive Investment Terms.   In addition to volume and other discounts, the Advisers believe that the Fund may be able to provide certain economies of scale to investors through a reduction in the fees charged by investing in Real Estate Investment Vehicles and the PERE Funds targeted by the Fund as a result of the Advisers’ extensive industry relationships.

•
Proprietary Investment Opportunities.   The Adviser intends to provide the Fund with the opportunity to invest in Real Estate Investment Vehicles and PERE Funds. These real estate investment transactions are (i) sourced through Townsend’s market-leading reputation and relationships; (ii) researched utilizing Townsend’s extensive real estate market research; and (iii) selected from a pipeline of ideas generated by an expansive range of private real estate investment advisors. Given the combination of the above, the Adviser believes the Fund will benefit from proprietary ideas and deal flow. The Fund, through the relationships of the Advisers, seeks to have access to real estate investments through CRE Property Investments, CRE Debt Investments and PERE Fund investments that generate attractive risk-adjusted returns, are exclusively available to Townsend managed accounts, and are otherwise unavailable to individual, non-institutional investors. These proprietary transactions may involve investing with affiliates of the Fund or the Advisers, which will be conducted in accordance with the requirements of the 1940 Act and in compliance with the conditions of any exemptive order granted by the SEC. However, there can be no assurance that the Fund will obtain such relief. Prior to obtaining exemptive relief, the Fund intends to co-invest alongside its affiliates only in accordance with existing regulatory guidance.

The Fund’s real estate industry investment policy is fundamental and may not be changed without shareholder approval. The Fund’s SAI contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objectives and Policies.”
Investment Strategy
The Fund is designed to enable shareholders to invest indirectly in institutional quality real estate and real estate-related investments with institutional investors, including asset managers, public and private pension funds, endowments and sovereign wealth funds, without being subject to the high minimum investment requirements that most institutional asset managers typically impose on their investors. Under normal circumstances, the Fund intends to invest at least 80% of the Fund’s net assets (plus the amount of leverage for investment purposes) in a diversified portfolio of institutional quality real estate and real estate-related investments, which will be comprised of three primary asset classes: (i) CRE investments, including (a) direct and indirect investments in CRE Property Investments, and (b) CRE Debt Investments, each of which may be held through Real Estate Investment Vehicles, and certain of which will be joint transactions with the Fund’s affiliates, subject to receipt of an exemptive order from the SEC, as discussed below; (ii) PERE Funds that principally invest, directly or indirectly, in real estate and real estate-related investments, including through entities that qualify as REITs for U.S. federal income tax purposes under the Code, which may also be joint transactions with the Fund’s affiliates, subject to receipt of an exemptive order from the SEC; and (iii) CRE Securities, including those of publicly traded REITs, CMBS, REOCs, and ETFs. For purposes of compliance with this 80% real estate investment policy, each of the Real Estate Investment Vehicles, PERE Funds, and CRE Securities that are pooled investment vehicles in which the Fund invests will have at least 80% of its assets invested in real estate or real estate-related investments, or will have adopted a policy to invest at least 80% of its assets in the securities of real estate or real estate-related issuers.
The Fund seeks, through the PERE Funds, to focus primarily on direct real estate investments or on investments in real estate operating companies that acquire, develop and manage real estate. As a result, the Fund will invest no more than 15% of its net assets in PERE Funds or other entities that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. The Fund expects that many of the PERE Funds generally will charge a management fee of 1.00% to 2.00%, and up to 20% of net profits as a “carried interest” allocation. The Fund is seeking an exemptive order from the SEC to allow it to co-invest with its affiliates. However, there can be no assurance that the Fund will obtain such relief. Prior to obtaining exemptive relief, the Fund intends to co-invest alongside its affiliates only in accordance with existing regulatory guidance. Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Fund will seek to achieve diversification by investing across real estate asset classes, property types, positions in the Capital Stack, and geographic locations. The majority of the underlying real estate of the Fund’s investments will be located in the United States, but the Fund may also make investments internationally. The Fund has not adopted a policy specifying a maximum percentage of its assets that may be invested in properties located outside of the United States or properties located in any one non-U.S. country, or in securities of non-U.S. issuers or the securities of issuers located in any one non-U.S. country. See “Risk Factors — The Fund will be subject to additional risks if it makes investments internationally.” The Fund’s 80% real estate investment policy may only be changed with 60 days’ prior notice to shareholders of the Fund.
Market Overview and Opportunity
The Advisers believe that the current market for CRE investments represents an attractive and compelling opportunity to investors from a risk-return perspective. Given the current market environment as well as Colony NorthStar’s and Townsend’s experience as seasoned CRE investors, the Fund intends to favor a strategy targeting CRE investments that will offer attractive total returns and provide consistent current income as well as mitigation of downside risk. The Advisers believe that the Fund’s investment strategy, combined with the experience and expertise of the Advisers’ management teams, will provide the Fund with significant opportunities to invest in institutional-quality CRE investments. The Advisers believe the combination of the Fund’s investment strategies and the application of prudent and selective leverage may also allow the Fund to (i) realize appreciation opportunities in its portfolio, (ii) provide diversification and (iii) enhance shareholder returns.
The Advisers believe that the following market conditions create a favorable investment environment for the Fund:
Amid positive economic growth, the Fund’s targeted investments provide the opportunity to participate in a CRE market where values have shown positive trends and income growth is expected to continue.   Given certain dynamics in the current market including (i) the continuing steady recovery of the economy (as evidenced by the decrease in unemployment and the steady increase in nonfarm payroll shown below); (ii) a low interest rate environment (iii) low aggregate new CRE supply and (iv) robust international demand for

U.S. CRE, the Advisers expect real estate values to trend positively due to increased property level net operating income (“NOI”), continued strong transaction volume or a combination of both. Unemployment is at its lowest level since 2008, and nonfarm payrolls, which account for 80% of all U.S. workers, have increased year-over-year since 2011, implying improved levels of job growth each year.
As shown below, unemployment has demonstrated an inverse relationship to CRE property values over the past decade. As unemployment decreases and the economy improves, CRE values should increase as well. The Advisers believe that the Fund’s CRE investment strategy will provide an opportunity to benefit from an improving economy and related growth of CRE values.
Green Street CPPI vs U.S. Unemployment

140
0
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14
Jan-15
Jul-15
Jan-16
Jul-16
Date
GreenStreet Advisors Commercial Property Price Index
U.S. Unemployment Rate

Source: Green Street Advisors and Bureau of Labor Statistics, August 2016

U.S. Nonfarm Payroll Additions

Source:
Bureaus of Labor Statistics, Current Employment Statistics Survey. Note: gray area represents recession.

Strong CRE fundamentals may provide additional opportunities for portfolio appreciation and current income by targeting CRE Property Investments and PERE Funds.   The Fund intends to invest in in a variety of CRE that will provide potential appreciation from (i) income growth driven by value creation through operations at the property level; and (ii) improving property and market fundamentals, including low aggregate new supply and declining vacancy rates. As illustrated below, NOI growth is at all-time highs in all property sectors and the Advisers expect this trend to continue. NOI growth in the third quarter of 2016 registered gains of 7.7%, 4.3%, 6.4% and 3.9% within the apartment, retail, industrial and office sectors, respectively.
NOI Growth

8
6
4
2
0
-2
-4
-6
-8
-10
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Apartment
Office
Retail
Industrial

Source:
NAREIT, July 2016

Additionally, as shown below, revenue growth across major CRE sectors is projected to remain strong in the near-term averaging 4.5% across all property types. This stable revenue growth trend indicates that CRE investments may allow for the Fund’s targeted assets to experience investment appreciation, generate current income and provide for capital protection.
Effective Revenue by Property Type (year-over-year percent change)

Source:
Wells Fargo Securities, November 2016.

Lastly, according to the chart below, aggregate new supply of CRE properties, measured in construction starts, remains below the 2007 peak. The rise in construction since 2011 primarily reflects how low building activity fell during the financial crisis, and despite the recent increase, construction starts remain below the long run average for all property types. The Advisers believe the likelihood of a construction boom in the near future is unlikely, as banks remain reluctant to finance new construction and the acquisition of existing CRE properties remains less risky and more cost effective (factoring in land, labor and materials) than new builds. As a result, most real estate companies have remained focused on finding acquisition opportunities or redeveloping existing assets rather than attempting new construction. These dynamics in CRE construction, coupled with continued declining vacancy rates and rent growth, should lead to increasing property values.
New Completions as a % of Existing Stock

Source:
Cohen & Steers Securities, Third Quarter 2016

The Fund intends to target CRE investments with property types and locations in markets that benefit from similar compelling economic drivers, resulting in favorable market occupancy and rent growth. As CRE markets continue to improve, so should the Fund’s ability to target potential property value appreciation while also generating current income.
Townsend’s management team’s experience, reputation and successful track record, including its extensive relationships with PERE Fund managers and investors, gives the Fund insights into the relative value of CRE investment opportunities and may enhance the Fund’s ability to participate in attractive opportunities.   The growth and achievements of Townsend’s existing platform and reputation as a leading diversified CRE investment and asset management company may provide attractive sources of potential investment opportunities for the Fund. As of September 30, 2016, Townsend’s assets under management, which consist of those assets of clients in which Townsend has discretionary authority to execute transactions, were approximately $14.6 billion, and its advisory assets, which consist of those assets of clients to which Townsend provides investment advice in some capacity but does not execute transactions on behalf of such clients, were approximately $173.1 billion, making it one of the leading CRE asset managers and advisors in the institutional CRE advisory business. Through the aggregation of its managed and advised assets and the experience of its management team, Townsend has developed extensive relationships with leading CRE fund managers, investors and operators that may provide the Fund with a competitive advantage in sourcing investment opportunities. In addition, Townsend’s centralized investment screening and due diligence process, along with its ability to provide “one-stop shopping” for investment solutions across the CRE capital structure, provides the certainty of transaction execution that may allow the Advisers to generate a continued and significant pipeline of new investment opportunities for the Fund.
Townsend’s dominant global presence in the real estate fund industry enables the firm to identify relative value across geographies and sectors by leveraging its comprehensive set of CRE market data, including performance metrics, investment strategies and portfolio characteristics. As Townsend advises a significant portion of the capital available in the real estate private equity space, the vast majority of institutional CRE fund managers remain in consistent dialogue with Townsend, allowing Townsend to identify macroeconomic trends and “best ideas” for real estate investments. Additionally, Townsend has more than thirty years of historical quantitative and qualitative performance and market data on investment managers, strategies, and assets, and currently tracks more than 2,500 investment managers as well as more than 3,500 active client investment positions. The Advisers believe that Townsend’s industry relationships and access to comprehensive CRE market intelligence may position the Fund to successfully execute on its investment strategy.
Through Townsend’s network of leading institutional PERE Fund sponsors and investors, the Fund may benefit from Townsend’s ability to capitalize on changing market conditions.   Townsend’s direct exposure to a broad range of CRE market participants allows it to opportunistically invest throughout the CRE sector and capital structure in response to changing market dynamics, macro-economic conditions or distinct PERE Fund sponsor circumstances. For example, Townsend and the Fund may have the ability to participate in investments where PERE Fund institutional managers do not have sufficient capital raised within a fund or, due to fund-level concentration, sector, geographic, or size constraints are unable to invest in attractive opportunities without outside capital. Often, these investment opportunities arise out of new market trends and unforeseen conditions not present when funds initially closed to investors. These circumstances of insufficient capital may provide the Fund with the ability to selectively choose from attractive, pre-identified investment opportunities sourced and vetted by institutional PERE Fund managers in certain instances in “off-market” transactions that require closing certainty and efficiency, potentially at an attractive cost basis. To incentivize timely participation in such transactions, these investments typically include discounted PERE Fund fee structures, allowing the Fund to benefit from lower-cost investments.
Potential investment strategies and opportunities that may be available to the Fund given existing market conditions are listed below. The following is not an exhaustive list of opportunities available in the current market, and these opportunities may change or dissipate in the future subject to prevailing market conditions.
Primary Property Types:
Retail Investments
Technology is reshaping the retail leasing and investment landscape, but Class A assets remain attractive to retail tenants and select Class B assets are desirable within dense urban settings. Urbanization trends favor investment in street retail assets, particularly in walkable urban locations with millennial and older, “empty-nester” populations. These target markets are experiencing population growth well above the national average and retailers have yet to adapt to this trend.
Multifamily Investments
The supply of new multifamily assets has increased over the past few years, but has been matched by strong demand. Refurbishing Class B assets presents an opportunity to create units which demand higher rent than unimproved Class B assets but are still more affordable than new, Class A units. The supply of construction debt available for multifamily development has also significantly diminished, leading to increased pricing power for specialized lenders. These lenders are able to generate healthy returns while maintaining the downside protection of a CRE Debt Investment.
Office Investments
Select office markets offer the potential for healthy rent growth, and repositioning assets may offer attractive opportunities. Repositioning offers an ability to invest in an asset with an existing income stream, potentially at a lower cost basis than new construction. Much like multifamily asset repositioning, this investment strategy offers investors the ability to enter the market at an attractive cost basis while improving rents to a level above those previously charged at the asset, but below rents at Class A assets.
Industrial Investments
E-commerce and global trade is driving demand for industrial investments to record highs. Supply is increasing in well-known markets, presenting attractive opportunities in quality assets located in neglected markets. Third party logistics providers are also driving demand for industrial space, and investments in industrial assets offer attractive cash returns with stable fundamentals.

Alternative Property Types:
Student Housing
Student housing provides a stable source of investment income due to the consistent demand for rental units from local student populations. The sector has been resilient in prior downturns and provides potential for upside through improved management of underperforming assets. Although industry consolidation is taking place, the student housing market remains fragmented, which may offer opportunities for the Fund as portfolio aggregation continues by larger market participants.
Data Centers
Demand for data centers continues to expand and current supply is insufficient to satisfy the anticipated future needs of tenants. Data centers provide stable, reliable income due to the industry’s strong demand and high costs for in-place tenants to relocate. There are a select group of dominant operators in the space, which is expected to result in industry consolidation. Finally, valuation levels in the sector are attractive relative to other property types.
Other Alternative Property Types
In addition to the CRE property types listed above, the Fund may also acquire other alternative types of CRE properties, including but not limited to self-storage, wireless towers, truck terminals, single family rentals, manufactured housing, hospitality, and medical and healthcare facilities, including hospitals, medical office buildings, senior housing, skilled nursing and assisted living facilities, and research facilities.
Institutional investor preference for nationally-recognized PERE Fund managers creates a lack of available capital for successful mid-tier Fund managers.   As shown in the chart below, PERE Fund managers were able to meet their fundraising goals in 2005 and 2006, but have seen significant shortages in capital raised vs. capital sought since 2007. This funding shortfall has been most acutely felt by smaller fund managers, as institutional investors have allocated nearly half of all dollars raised since 2008 to a small handful of the largest real estate fund sponsors. The lack of capital among mid-tier fund managers may create increased demand for the Fund’s equity capital and increased deal flow for the Fund’s investment pipeline, resulting in the Fund’s ability to selectively choose from a large number of high quality investment opportunities.
Private Equity Real Estate Manager Fundraising Success (2005 – 2014)

Billions
$120
$100
$80
$60
$40
$20
$0
Amount Sought
Amount Raised to Date
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Vintage

As of Q1 2015. Vintage is based on actual or targeted initial closing.

Source:
The Townsend Group

The Advisers’ breadth of experience in the growing market for secondary PERE Fund transactions may allow the Fund to further diversify its portfolio through strategic investments with leading institutional real estate fund managers.   As shown below, the secondary market for limited partnership (“LP”) interests in real estate PERE Funds has grown significantly since 2011, and transaction volume in 2015 nearly doubled on a year over year basis to $7.5 billion. With endowments, pension funds, and other institutional investors seeking to re-balance their portfolios, take profits, and access liquidity, the Advisers believe there will be compelling investment opportunities to strategically acquire portfolios of these interests in PERE Funds in the secondary market. Through past transactions and Townsend’s extensive CRE contacts with PERE Fund managers, the Advisers possess a number of competitive advantages in the market for secondary PERE Fund interests, including in-depth knowledge of the PERE Fund landscape and significant experience in negotiating and closing complex secondary market transactions. Investments in secondary portfolios of PERE Funds allow the Fund to gain equity exposure to a number of CRE asset classes in a single transaction, providing for efficient portfolio diversification across geographic locations and asset classes. As a buyer of these positions, the Fund offers LP interest sellers liquidity in a relatively illiquid market and therefore is often able to buy positions below their marked value or NAV. In addition, the supply of potential PERE Fund investments typically occurs as PERE Funds approach the end of their lifecycle. The Advisers believe their extensive experience and the growing opportunity for secondary PERE Funds may result in attractive current income streams through regular distributions, reduced blind pool and duration risk, increased diversification and potential upside through property value appreciation for the Fund.
Real Estate Secondaries Volume
(in billions)

Source:
Greenhill Cogent, September 2016. Secondary Market Trends Outlook

Continued growth in the CRE markets should result in increased investment opportunities.   According to information from Real Capital Analytics in the chart below, CRE transaction volume has increased steadily since a low in 2009 of  $67 billion to over $533 billion in 2015 (a 23% increase over the same period in 2014). The improving economy may continue to provide for greater CRE transaction volume with sellers looking to realize profits and buyers looking to increase value. The Advisers believe the Fund is well-positioned to take advantage of increased transaction volume due to the Fund’s ability to provide a diverse range of capital solutions to meet industry participants’ specific needs, while targeting specific portions of the CRE capital structure to maximize risk-adjusted returns.
CRE Transaction Volume

Source:
Real Capital Analytics, as of October, 2016. Based on independent reports of properties and portfolios $5 million and greater.

Domestic and foreign capital flowing into U.S. CRE will likely continue, bolstering the health of the U.S. CRE market.   Foreign capital is being deployed into U.S. CRE in record amounts due to the predictable cash flows, transparent markets, as well as the relative downside risk protection and liquidity of U.S. real estate. As shown in the graph below, foreign investor activity in the United States reached record highs of $91.1 billion in 2015, almost double the amount of activity at 2007’s peak and an almost 116% increase over 2014, accounting for 17% of the market’s total dollar volume in 2015. The Advisers believe that the global investment environment will continue to bolster investor appetite for U.S. CRE, driving a flight to safety in an established market that can be underwritten, resulting in higher overall values. The Advisers also believe that certain recent legislative changes to the Foreign Investment in Real Property Tax Act of 1980 (FIRPTA), which reduces withholding tax levels for certain large foreign investors when investing in U.S. real estate, will further bolster the interest of foreign capital in U.S. CRE investment. International uncertainties such as “Brexit” and slowing economic growth in China and other developing countries has also meant that the United States offers a very attractive safe haven for international capital. Additionally, CRE has transformed from part of an alternative asset allocation strategy to a mainstream and sought after asset class for all types of investors. The Advisers believe the Fund’s targeted portfolio is poised to benefit from strong CRE activity enhanced by both foreign and domestic capital flows that are increasingly allocated to the sector.
Inbound Foreign Capital

Europe: Q2 @ $17.5B
Canada: Q2 @ $27.2B
Middle East & Africa: Q2 @ $15.4B
Asia: Q2 @ $34.8B
Australia: Q2 @ $1.0B
Latin America: Q2 @ $0.6B
$120
$100
$80
$60
$40
$20
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Source:
Wells Fargo Securities, August 2016.

The increasing number of maturing CRE loans and the pull-back of traditional lenders is expected to provide an opportunity for alternative providers of capital to continue to increase market share and for the Fund to invest in debt-focused PERE Funds and in CRE debt.   The large volume of scheduled loan maturities of approximately $1.7 trillion from 2017 through 2021 will provide significant investment opportunities for CRE lenders and capital providers.
Current CRE debt origination levels demonstrate significant demand for CRE debt capital and despite total debt originations approaching 2007 levels, CMBS originations are only 41% of their 2004 peak, demonstrating a significant decrease in loan production by the most readily available CRE debt capital source prior to the recent recession.
Banks and other traditional CRE lenders have decreased CRE debt originations in large part due to an increasingly restrictive regulatory environment, including increased capital requirements, leverage limitations and Dodd-Frank’s risk retention rules for securitization sponsors. REIT and private investment fund origination volumes increased at a compounded annual growth rate of 168% between 2012 and 2015 supporting the Advisers’ belief that borrowers requiring CRE debt capital may favor alternative providers such as REITs and private investment funds such as PERE Funds, which are not subject to many of the regulatory requirements of larger banks, insurance companies, and other financial institutions.
As traditional lenders have left a void in the space, there is the opportunity to issue high yielding debt as well as participating preferred equity securities at attractive yields. These investments offer attractive current income characteristics while maintaining an equity buffer for downside protection in the case of a decline in values. Additionally, these securities are generally of better quality than the high yielding debt issued at the peak of the prior cycle, with better quality assets, more stringent underwriting and larger equity buffers than seen in originations in the 2005-2007 era.
The Advisers believe that the combination of the upcoming wave of CRE loan maturities, and increasing need for alternative capital lenders provide the Fund with compelling CRE debt investment opportunities throughout the CRE capital structure, either indirectly through investments in debt-focused PERE Funds or through direct debt originations of CRE Debt Investments.
Due to the shifts occurring in the CRE debt landscape, the current market offers opportunities to purchase both new issue and legacy CRE securities.   The Advisers believe the current CRE securities market presents opportunities for investors with a proven track record, investment process, and a focus on investing in the underlying CRE assets and credit (and not solely based on credit ratings) to purchase investment grade or non-investment grade new issue (referred to as “high yield” securities and “junk bonds”) and legacy CRE securities. The opportunity to purchase both senior new issue bonds, which have a higher level of liquidity, and subordinate new issue bonds including “B-pieces” at discounts, may provide attractive current returns while also generating gains through either the increase of market valuations as credit spreads tighten due to improving fundamentals or repayment at par. In addition, recent regulatory changes to the CMBS industry will make future issuance an attractive investment as the universe of buyers/holders of such securities shrinks. As shown below, CMBS investments continue to generate attractive returns relative to the credit risk of similarly rated bonds backed by alternative collateral types. Additionally, the securitized nature of these investments offers investment liquidity through a robust trading marketplace, with secondary market transaction volume averaging approximately $4.0 billion per month during 2016. The Advisers believe that complementing the Fund’s core investment strategy with exposure to CMBS investing is attractive given the current regulatory environment and the benefits of this liquid asset class.

Source:
Barclays Capital Live, August, 2016. Cushman & Wakefield Capital Markets Updates 2007 - 2015.

*
US Industry Avg. BBB is the average of indexed spreads for BBB financial, industrial, and utility bonds.

The Advisers’ expertise in the publicly traded REIT market, when combined with current REIT valuations, offer an opportunity to invest at a discount to NAV.   As shown in the chart below, publicly traded REITs are currently trading at a discount to their private market equivalent value, as measured by NAV. This market dislocation may offer an attractive opportunity to invest in REIT stocks, as they have traditionally traded at a premium to NAV for most of 2001 to 2012. As REITs are traded on public stock exchanges, these investments offer the highest level of liquidity in the CRE sector and can be exited nearly instantly. The REIT companies the Advisers intend to target are typically operated by best-in-class managers and the underlying assets within these portfolios are primarily income producing and institutional quality properties. Additionally, REIT preferred equity offers investors attractive current income and offer downside protection with an equity buffer in the form of common REIT stock, as they are senior in the Capital Stack. The Advisers believe that these securities offer liquid and low cost access to a traditionally illiquid asset class managed by leading public company management teams, enhancing the Fund’s ability to manage its liquidity needs and maximize shareholder returns.
REIT Pricing Relative to Underlying Net Asset Value

Source:
Green Street Advisors, Townsend.

In summary, after the virtual shutdown of the real estate markets in 2007, a gradual recovery has taken place. Both the Advisers and the Fund are well positioned to take advantage of the opportunity created by a need for fund managers to seek investment capital, increased overall CRE transaction volume, growth in the secondary PERE Fund sales market, and the large demand for CRE debt anticipated with constrained competition due to changing regulations for traditional lenders. The Fund expects to capitalize on this by investing in entities which are providing partners, operators and borrowers with a single access point for well-structured equity and debt capital throughout the CRE capital structure. The Advisers expect the CRE securities market to offer attractive investment opportunities, and more importantly, liquidity. The combination of  (i) the preceding factors and (ii) the expertise, experience and track record of the executive and retail platform’s senior management team of Colony NorthStar and Townsend in various market environments and in a broad array of CRE investment disciplines provides the Fund with an opportunity to achieve its investment objectives, although the Fund cannot assure you that this will be the case.
Fund’s Target Investment Portfolio
The Fund executes its investment strategy primarily by seeking to invest in a broad portfolio of investments across three primary asset classes:
•
Direct and indirect CRE Property and CRE Debt Investments,

•
PERE Funds, and

•
CRE Securities

The Adviser is responsible for overseeing the management of the Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Fund’s portfolios, subject to the oversight of the Board. The Adviser will have sole discretion to make all investments in the Fund, but has delegated investment discretion for making CRE Securities investments to the Sub-Adviser. See “Risk Factors — Risks Related to Conflicts of Interest.”
Underlying CRE Assets of Fund Investments
The Fund intends to invest at least 80% of the Fund’s net assets (plus the amount of leverage for investment purposes) in a diversified portfolio of institutional quality real estate and real estate-related investments. For purposes of compliance with this 80% real estate investment policy, each of the Real Estate Investment Vehicles, PERE Funds, and CRE Securities that are pooled investment vehicles in which the Fund invests will have at least 80% of its assets invested in real estate or real estate-related investments, or will have adopted a policy to invest at least 80% of its assets in the securities of real estate or real estate-related issuers. These CRE investments will be made both directly and indirectly by the Fund. The CRE assets underlying the Fund’s CRE Property Investments, CRE Debt Investments, PERE Fund investments and CRE Securities investments will consist of two broad categories of real estate and four broad types of real estate.
The two broad categories of underlying CRE are:
•
Core

•
Non-Core

The four broad types of underlying CRE are:
•
Office

•
Retail

•
Multifamily

•
Industrial

The Fund may also invest in a variety of other alternative CRE that are not included in the four broad types of CRE.
Categories of Underlying CRE
The two categories of underlying CRE are discussed below.
Core.   Core real estate investments are (i) generally limited to well-located properties with significant occupancy rates and (ii) properties that generally utilize a modest amount of leverage (“Core Properties”). These Core Properties provide relatively lower and more stable returns, and are typically located in primary markets and in the main property types (office, retail, multifamily, industrial, and other alternative CRE properties). Core Properties are stable, well-maintained, well-leased, and often “Class A” properties that have investment grade tenants and above-average rents.
Non-Core.   Non-core real estate investments generally present higher risk than Core Properties but with the possibility of higher returns (“Non-Core Properties”). A Non-Core Property typically involves one or more of the following: (i) a property with a greater leasing risk than a Core Property, (ii) a property with a loan-to-value ratio exceeding 45%, (iii) acquisition from a distressed seller, and (iv) a property that may be functionally or economically obsolete, require rehabilitation, or forward commitments as to construction or other capital needs. Non-Core Property investing is generally divided into “opportunistic” and “value-added” investing. “Opportunistic” investing typically presents the greatest risk and little or no expected income return, but with the perceived inherent property values that present the potential for a return higher than with Core Property or value-added investing. Opportunistic investing focuses on properties that need significant rehabilitation to realize their potential. These properties may be highly distressed properties, new development projects, or may have significant vacancies at the time of acquisition. In many cases, opportunistic investments are generating little to no current cash flow and include varying degrees of leverage. Much of the return on these investments will be generated on the back-end, in the form of future rental income or the sale or refinancing of the asset. “Value-added” investing typically entails less risk than opportunistic investing (though greater risk than Core Property investing), with limited expected income return and the perceived potential for a total return greater than Core Property investing but less than opportunistic investing. Value-added investing targets properties that unlike opportunistic investing may have in place existing cash flow, but may not be realizing their full cash flow potential due to management or operational problems, required physical improvements or capital constraints. These properties often require enhancement to upgrade them to higher quality properties. A value-added investor may seek to increase the cash flow over time by making improvements or fixing obsolescences or deficiencies to the asset that will allow it to command higher rents, increasing efforts to lease vacant space at the property to quality tenants, or improving the management of the property and thereby increasing customer satisfaction or lowering operating expenses where possible. Once the operator has successfully increased the net operating income at the property, they typically seek to sell the asset to capture the resulting appreciation in value.
Types of Underlying CRE
Although the Fund is not limited in the types of real estate in which it may invest, the Fund expects that it will invest, directly or indirectly, in the four broad types of real estate, plus other types of alternative CRE that are not included in the four broad types of CRE, all of which can be both Core Properties or Non-Core Properties:
Office.   Office sector properties are generally categorized based upon location and quality. Buildings may be located in Central Business Districts or suburbs. Buildings are also classified by general quality and size, ranging from Class A properties which are generally large-scale buildings of the highest-quality to Class C buildings which are below investment grade.
Retail.   The retail sector is comprised of five main formats: neighborhood retail, community centers, regional centers, super-regional centers and single-tenant stores. Location, convenience, accessibility and tenant mix are generally considered to be among the key criteria for successful retail investments. Retail leases tend to range from three to five years for small tenants and 10 to 15 years for large anchor tenants. Leases, particularly for anchor tenants, may include a base payment plus a percentage of retail sales. Income and population density are generally considered to be key drivers of local retail demand.
Multifamily.   Multifamily properties are generally defined as having five or more dwelling units that are part of a single complex and offered for rental use as opposed to detached single-family residential properties. There are three main types of multifamily properties — garden-style (mostly one-story apartments), low-rise and high-rise. Apartments generally have the lowest vacancy rates of any property type, with the better performing properties typically located in urban markets or locations with strong employment and demographic dynamics.
Industrial.   Industrial properties are generally categorized as warehouse/distribution centers, research and development facilities, flex space or manufacturing. The performance of industrial properties is typically dependent on the proximity to economic centers and the movement of trade and goods. In addition, industrial properties typically utilize a triple-net lease structure pursuant to which the tenant is generally responsible for property operating expenses in addition to base rent which can help mitigate the risks associated with rising expenses.
Other Alternative CRE Property Investments.   In addition to office, retail, multifamily, and industrial CRE properties, the Fund may also acquire other alternative types of CRE properties, including but not limited to student housing, data centers, self-storage, wireless towers, truck terminals, single family rentals, manufactured housing, hospitality, and medical and healthcare facilities, including hospitals, medical office buildings, senior housing, skilled nursing facilities, assisted living facilities, and research facilities.
Asset Class: CRE Property Investments
The Fund’s CRE Property Investments will consist of these two broad categories and four broad types of CRE, plus other types of alternative CRE that are not included in the four broad types of CRE, and will be evaluated using the characteristics set forth above in describing the underlying CRE assets. Investments in CRE Property Investments may be held through Real Estate Investment Vehicles. See “— Real Estate Investment Vehicles — Potential Investment Structures.”

Asset Class: CRE Debt Investments
The Fund expects that its CRE Debt Investments will be secured by or issued in connection with the two broad categories and four broad types of CRE noted above, plus other types of alternative CRE that are not included in the four broad types of CRE. See “— Underlying CRE Assets of Fund Investments.” Like the CRE Property Investments, the Fund intends to invest in CRE Debt Investments directly or indirectly through PERE Funds that focus on CRE debt instruments or through Real Estate Investment Vehicles, as more fully described below. See “— Real Estate Investment Vehicles — Potential Investment Structures.” The Fund expects that the Fund will invest in CRE Debt Investments by engaging in any of the following transactions: directly originating loans and purchasing or participating in other debt investments, purchasing them from third-party sellers, or investing in or purchasing the securities through PERE Funds that focus on CRE debt instruments or through the use of a Real Estate Investment Vehicle. Although the Fund generally prefers the benefits of direct origination, opportunities may arise to purchase CRE Debt Investments, possibly at discounts to par, which will compensate the Fund for the lack of control or structural enhancements typically associated with directly structured investments. The experience of the Advisers’ management teams in both disciplines will provide the Fund flexibility in a variety of market conditions.
The Fund expects that the CRE Debt Investments will consist of the following types of CRE debt:
First Mortgage Loans.   First mortgage loans are loans that have the highest priority to claims on the collateral securing the loans in foreclosure. First mortgage loans generally provide for a higher recovery rate and lower defaults than other debt positions due to the lender’s favorable control features which at times may mean control of the entire capital structure.
Subordinate Mortgage Loans.   Subordinate mortgage loans are loans that have a lower priority to collateral claims. Investors in subordinate mortgages are compensated for the increased risk from a pricing perspective as compared to first mortgage loans but still benefit from a direct lien on the related property or a security interest in the entity that owns the real estate. Investors typically receive principal and interest payments at the same time as senior debt unless a default occurs, in which case these payments are made only after any senior debt is repaid in full. Rights of holders of subordinate mortgages are usually governed by participation and other agreements.
Mezzanine Loans.   Mezzanine loans are a type of subordinate loan in which the loan is secured by one or more direct or indirect ownership interests in an entity that directly or indirectly owns real estate. Investors in mezzanine loans are compensated for the increased credit risk from a pricing perspective and still benefit from the right to foreclose on its security, in many instances more efficiently than first mortgage loans. Upon a default by the borrower under a mezzanine loan, the mezzanine lender generally can take control of the property owning entity on an expedited basis, subject to the rights of the holders of debt senior in priority on the property. Rights of holders of mezzanine loans are usually governed by intercreditor or interlender agreements.
Participations in Loans.   For certain select real estate-related loans, including investments in first mortgage loans, subordinate mortgage loans, mezzanine loans, and other CRE-related loans, the Fund may enter into participation agreements or intercreditor agreements to a right to a horizontal or vertical portion of a capital structure.
Preferred Equity.   Preferred equity is a type of loan secured by the general or limited partner interest in an entity that owns real estate or real estate-related investments. Preferred equity interests are generally senior with respect to the payments of dividends and other distributions, redemption rights and rights upon liquidation to such entity’s common equity. Investors in preferred equity are typically compensated for their increased credit risk from a pricing perspective with fixed payments but may also participate in capital appreciation. Upon a default by a general partner of a preferred equity issuer, there typically is a change of control event and the limited partner assumes control of the entity. Rights of holders of preferred equity are usually governed by partnership agreements.
Equity Participations or “Kickers.”   In connection with the Fund’s Debt Investment origination activities, the Fund may pursue equity participation opportunities, in instances when the Advisers believe that the risk-reward characteristics of the loan merit additional upside participation. Equity participations are typically paid in the form of additional interest, exit fees, percentage of sharing in refinance or resale proceeds or warrants in the borrower.
Real Estate Investment Vehicles — Potential Investment Structures
As noted above, the Fund will gain exposure to both CRE Property and CRE Debt Investments both directly and indirectly through its investments in the securities of the Real Estate Investment Vehicles. However, the potential investment structure of the Real Estate Investment Vehicles themselves will also vary. The Real Estate Investment Vehicles may be wholly owned subsidiaries of the Fund or entities in which the Fund has a majority or minority interest. The Real Estate Investment Vehicles will primarily consist of three types of potential investment structures: (i) wholly owned subsidiaries of the Fund (“Wholly Owned Entities”), (ii) entities in which the Fund will co-invest alongside affiliates of the Fund, including those of the Advisers, as well as possible unaffiliated third party investors (“Co-Investment Entities”), and (iii) entities in which the Fund will co-invest solely alongside unaffiliated third party investors (“Joint Venture Entities”). The underlying CRE Property and CRE Debt Investments to be held by a Wholly Owned Entity, a Co-Investment Entity, or a Joint Venture Entity will be evaluated using the criteria described elsewhere in this prospectus.
Wholly Owned Entities.   The Fund intends to invest in CRE Property and CRE Debt Investments through one or more Wholly Owned Entities. CRE Property Investments through these Wholly Owned Entities may include fee simple, leasehold ownership, or a partnership interest in the underlying real estate. Unlike investments through Co-Investment Entities or Joint Venture Entities, the Fund will maintain complete ownership of the underlying CRE Property or CRE Debt Investment held by the Wholly Owned Entity and as a result, the Fund will bear all risks associated with the underlying CRE Property or CRE Debt Investment. However, the Fund will have greater flexibility as to disposition or restructuring of a CRE Debt Investment or the renovation, redevelopment, repositioning, or disposition of an underlying CRE Property Investment held by the Wholly Owned Entity because the Fund will be in a position to exercise sole decision-making authority with respect to such underlying CRE Property or CRE Debt Investment. Further, investments in real estate made through a Wholly Owned Entity will not be subject to the risk of bankruptcy of a third party or failure of such third party to fund any required capital contributions, or the risk of disputes between the Fund and its joint venture partners that could result in litigation or arbitration that would increase the Fund’s expenses.
Co-Investment Entities.   Instead of acquiring full ownership of CRE Property or CRE Debt investments through a Wholly Owned Entity, the Fund may acquire partial interests by entering into co-investment agreements with affiliates of the Advisers. The Fund’s ownership percentage in the Co-Investment Entity will generally be pro rata to the amount of money the Fund applies to the origination or commitment amount for the underlying CRE Debt Investments or purchase price (including financing, if applicable) and the acquisition, construction, development, or renovation expenses, if any, of the underlying CRE Property Investments, as applicable, owned by the Co-Investment Entity. The Fund’s investments in real estate through the securities of a Co-Investment Entity with its affiliates is subject to the requirements of the 1940 Act and receipt of an exemptive order from the SEC allowing it to co-invest with certain of its affiliates. Any such exemptive order from the SEC with respect to co-investments will impose extensive conditions on the terms of any co-investment made by an affiliate of the Fund. There can be no assurance that the Fund will obtain such relief. See “Risk Factors — The Fund’s ability to enter into transactions with its affiliates will be restricted.” Certain unaffiliated third parties may also invest in the Co-Investment Entity on terms that may vary from those of the Fund or its affiliates. The Fund expects that any unaffiliated third parties that will invest alongside the Fund in a Co-Investment Entity will generally be institutional investors such as public pension funds, corporate pension funds and qualified trusts forming part of an endowment or charitable foundation. Co-investments made by the Fund may result in certain conflicts of interest. See “Conflicts of Interest.”
Joint Venture Entities.   The Fund may enter into joint ventures with third parties, including partnerships, co-tenancies and other co-ownership arrangements or participations with mortgage or investment banks, financial institutions, real estate developers, owners, or other non-affiliated third parties for the purpose of owning or operating CRE Property or CRE Debt Investments through Joint Venture Entities. In such event, the Fund would not be in a position to exercise sole decision-making authority regarding the underlying CRE Property or CRE Debt Investments held by the Joint Venture Entity, and as a result the Fund may also be subject to the potential risk of impasses on decisions, such as a sale, because neither it nor its joint venture partners would have full control over the investments held by the Joint Venture Entity. See “Risk Factors — If the Fund enters into joint ventures, the Fund will not have sole decision-making authority with respect to the joint venture and the Fund’s joint venture partners could take actions that decrease the value of the investment to the Fund and lower the Fund’s overall return.” Unlike investments in Wholly Owned Entities, investments in Joint Venture Entities may, under certain circumstances, involve risks related to the involvement of a third party, including the possibility that the Fund’s joint venture partners might become bankrupt or fail to fund their required capital contributions. As with a Co-Investment Entity, the Fund expects that the other unaffiliated third party joint venture partners that will invest alongside the Fund in a Joint Venture Entity will generally be institutional investors such as public pension funds, corporate pension funds and qualified trusts forming part of an endowment or charitable foundation.
The Fund has not established safeguards it will apply to, or that will be required in, the Joint Venture Entities. Particular safeguards the Fund will require for investments in Joint Venture Entities will be determined on a case-by-case basis after the Advisers and the Fund’s management consider all facts they feel are relevant, such as the nature and attributes of the Fund’s other potential Joint Venture Entity partners, the proposed structure of the Joint Venture Entity, the nature of the operations, liabilities and assets the Joint Venture Entity may conduct or own, and the proportion of the size of the Fund’s interest when compared to the interests owned by other Joint Venture Entity parties. The Fund expects to consider specific safeguards to address potential consequences relating to:
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The management of the joint venture, such as obtaining certain approval rights in joint ventures the Fund does not control or providing for procedures to address decisions in the event of an impasse if the Fund shares control of the joint venture.

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The Fund’s ability to exit a joint venture, such as requiring buy/sell rights, redemption rights or forced liquidation under certain circumstances.

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The Fund’s ability to control transfers of interests held by other parties in the joint venture, such as requiring consent, right of first refusal or forced redemption rights in connection with transfers.

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The Fund’s qualification as a REIT for U.S. federal income tax purposes.

Asset Class: PERE Funds
In addition to direct and indirect CRE Property and CRE Debt Investments, the second primary asset class in which the Fund will invest is PERE Funds. PERE Funds are private, institutional investment funds that invest primarily in real estate and real estate-related investments and are managed by institutional asset managers with expertise in investing in real estate and real estate-related investments. The Fund expects that the underlying CRE assets of its PERE Fund investments will consist of the two broad categories and four broad types of CRE noted above, plus other types of alternative CRE that are not included in the four broad types of CRE. See “— Underlying CRE Assets of Fund Investments.”
PERE Funds maintain a dedicated pool of capital to fund new investments and to avoid continuously raising capital for each potential investment. The underlying funds are generally governed by LP agreements that set forth the various rights and obligations of the general partners and each limited partner, including with respect to funding obligations, return thresholds and corporate governance matters. Due to sizable minimum investment requirements and selective investor qualification criteria, many PERE Funds limit their direct investors to institutions such as endowments and pension funds. The Fund’s investments in PERE Funds consists of two types of PERE Funds, and two potential transaction types in which the Fund will acquire its PERE Fund interests.
Types of PERE Funds
The Fund will invest in two primary types of PERE Funds, which differ based on the stated term of the PERE Fund and its ability to issue new interests:
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Term PERE Funds

•
Liquid PERE Funds

Term PERE Funds.   A Term PERE Fund is a PERE Fund that has a fixed term and initially issues a fixed number of interests which are not eligible to be redeemed by such Term PERE Fund at the option of the PERE Fund interest holder. Investors may make commitments to the fund typically up to one year following the Term PERE Fund’s initial closing. The Term PERE Fund may make commitments to Term PERE Fund investments for a fixed period of typically two to three years following the Term PERE Fund’s final closing (“Investment Period”). Usually at the consent of investors, the Investment Period may be extended further as requested by the Term PERE Fund manager. Investor commitments are drawn down over the life of such Term PERE Fund as needed to make investments. Over time, distributions from investment income and realized proceeds are paid back to investors until the entire portfolio has been liquidated and the Term PERE Fund is dissolved.
Liquid PERE Fund.   A Liquid PERE Fund is a PERE Fund which can issue and redeem interests on a continuous basis (usually quarterly). There is no fixed term to the life of the Liquid PERE Fund. An investor will generally purchase shares in the Liquid PERE Fund directly from the Liquid PERE Fund itself rather than from the existing shareholders, as there is a continuous market for the sale and redemption of Liquid PERE Fund interests by the Liquid PERE Fund itself.
PERE Fund Transaction Types
The Fund will invest in PERE Funds, both Term PERE Funds and Liquid PERE Funds, through two potential transaction types:
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Primary Transactions

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Secondary Transactions

Primary Transactions.   The Fund may invest in PERE Funds by purchasing interests of the PERE Fund during the initial capital raising period of the PERE Fund (a “Primary Transaction”). In a Primary Transaction, the Fund will interact directly with the PERE Fund institutional asset manager or its placement agent in purchasing the PERE Fund interests. Because the Fund will be purchasing interests directly from the PERE Fund or its agent, it will have the benefit of receiving all periodic distributions and capital appreciation of the PERE Fund, but will also be subject to risks that the PERE Fund will not raise sufficient capital to achieve its investment objectives.
Secondary Transactions.   In addition to Primary Transactions, the Fund may invest in PERE Funds by acquiring its interest not from the PERE Fund itself or its placement agent, but from an existing investor in the PERE Fund in one or more transactions on the secondary market (a “Secondary Transaction”). A Secondary Transaction means that the Fund will have the advantage of an existing operating history, investment performance, portfolio, and history of distributions of the PERE Fund to evaluate in making its investment decision. Because a significant portion of the capital raised in the PERE Fund’s offering will already be deployed in existing investments, the Fund will also have the benefit of potentially more current income by purchasing PERE Fund interests in a Secondary Transaction. However, because it is purchasing its interest from an existing investor, the Fund will not receive the benefit of any previous capital appreciation or distributions enjoyed by the existing investor, and will not receive any benefits of purchasing interests directly from the PERE Fund itself, such as the ability to negotiate certain customized or desired terms via a “side letter” or similar contractual arrangement.
The Fund allows investors to gain access to PERE Funds that may not otherwise be available to individual investors. By investing in multiple different PERE Funds or portfolios of PERE Funds through purchases in the Secondary Transaction market, the Advisers believe the Fund’s investors can gain access to a broad range of strategies and sectors in real estate and real estate-related investments. As a result of the Fund’s investments in the PERE Funds, individual investors will be indirectly investing side by side with institutional asset managers, pension funds, sovereign wealth funds, and other sophisticated institutional investors. By investing in real estate through PERE Funds, the Fund intends to provide investors with exposure to various institutional asset managers with expertise in managing portfolios of real estate. Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, through the investment of the Fund’s assets across a spectrum of PERE Funds, the Fund seeks to provide the

Fund’s investors with significant diversification of institutional asset managers, risk-reward profiles and underlying types of real estate in which the PERE Funds invest. Through this diversification, the Fund seeks to achieve lower volatility of its portfolio and decreased correlation with the broader capital markets.
Asset Class: CRE Securities
In addition to CRE Property and CRE Debt Investments, and PERE Funds, the third asset class in which the Fund will invest is CRE Securities. CRE Securities consist of those of publicly traded REITs, unsecured REIT debt, REIT preferred stock, CMBS, REOCs, and ETFs. The Fund expects that the underlying CRE assets of its CRE Securities investments will consist of the two broad categories and four broad types of CRE noted above, plus other types of alternative CRE that are not included in the four broad types of CRE. See “— Underlying CRE Assets of Fund Investments.”
Publicly Traded REITs (Equity or Debt).   The Fund may invest in REITs, both directly and through its investments in PERE Funds that qualify as REITs under the Code. REITs are investment vehicles that invest primarily in income-producing real estate or mortgages and other real estate-related loans or interests. Many public REITs are listed on major stock exchanges, such as the New York Stock Exchange and NASDAQ. They typically pay out all of their taxable income as dividends to shareholders. In turn, shareholders pay the income taxes on those dividends
Unsecured REIT Debt.   The Fund may also acquire senior unsecured debt of publicly traded REITs that acquire and hold real estate. Publicly traded REITs may own large, diversified pools of CRE properties or they may focus on a specific type of property, such as office properties, industrial warehouses, and multifamily or apartment properties). Publicly traded REITs typically employ leverage, which magnifies the potential for gains and the risk of loss. Corporate bonds issued by these types of REITs or their operating partnerships are usually rated investment grade and benefit from strong covenant protection.
REIT Preferred Stock.   The Fund may invest in preferred stocks issued by REITs. Preferred stocks are securities that pay dividends at a specified rate and have a preference over common stocks in the payment of dividends and the liquidation of assets. This means that an issuer must pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company is liquidated, preferred shareholders must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shareholders, however, usually have no right to vote for the REIT’s directors or on other corporate matters. Preferred stocks pay a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks. As a result, the market value of preferred stocks is generally more sensitive to changes in interest rates than the market value of common stocks. In this respect, preferred stocks share many investment characteristics with debt securities.
CMBS.   CMBS are commercial mortgages pooled in a trust and are principally secured by real property or interests. Accordingly, these securities are subject to all of the risks of the underlying loans. CMBS are structured with credit enhancement, as dictated by the major rating agencies and their proprietary rating methodologies, to protect against potential cash flow delays and shortfalls. This credit enhancement usually takes the form of allocation of loan losses to investors in reverse sequential order of priority (equity to AAA classes), whereas interest distributions and loan prepayments are usually applied sequentially in order of priority (AAA classes to equity).
The typical commercial mortgage is a five or ten-year loan, with a 30-year amortization schedule and a balloon principal payment due on the maturity date. Most fixed-rate commercial loans have strong prepayment protection and require prepayment penalty fees or defeasance. The loans are often structured in this manner to maintain the collateral pool’s cash flow or to compensate the investors for foregone interest collections.
REOCs.    The Fund may invest in REOCs, both directly and through its investments in PERE Funds. REOCs are companies that invest in real estate and whose shares trade on a public exchange. A REOC is similar to a REIT, except that a REOC will reinvest its earnings, rather than distributing them to unit holders as REITs do. Additionally, REOCs are more flexible than REITs in terms of what types of real estate investments they can make. REOCs will be used by the Fund to generate current income and provide substantial liquidity for the Fund, while having low to moderate correlation to the broader equity markets. The Fund invests in REOCs by purchasing their common stock, preferred stock, debt or warrants.
ETFs.   An ETF typically holds a portfolio of securities or contracts designed to track a particular index, market segment, a commodity, bonds, or a basket of assets like an index fund. They are traded similarly to stocks and listed on major stock exchanges. Potential benefits of ETFs include diversification, cost and tax efficiency, liquidity, marginability, utility for hedging, the ability to go long and short, and (in some cases) quarterly dividends. Most ETFs are index funds, and tracking an index is less expensive than an actively managed fund. Further, most ETF trades take place with other investors, rather than with the fund company. As a result, ETF expense ratios are typically lower than other funds. Additionally, some ETFs are unit investment trusts, which are unmanaged portfolios overseen by trustees and some ETFs may be grantor trusts. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.
Other Investment Vehicles
In addition to the three primary asset classes, the Fund may make investments in other investment vehicles such as closed-end funds, mutual funds and unregistered funds that invest principally, directly or indirectly, in real estate. Shares of closed-end funds are typically listed for trading on major stock exchanges and, in some cases, may be traded in other over-the-counter markets.
Investment Process Overview
The Fund’s investment process is a collaborative effort between the Advisers, and the Fund expects to benefit from their combined real estate, transaction expertise and deal-sourcing capabilities. The Adviser will have sole discretion to make investments in the Fund, but has delegated investment discretion for making CRE Securities investments to the Sub-Adviser. See “Risk Factors — Risks Related to Conflicts of Interest.” The Advisers will be responsible for overseeing the management of the Fund’s activities, including its investment strategy, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of its portfolio, subject to the oversight of the Board. The Advisers intend to hold regular meetings to plan and discuss the Fund’s investment strategy and policies, current market developments, and investment goals. The Fund believes that the experience and investment approach of the Advisers’ respective affiliates and management teams will allow the Fund to successfully execute its investment strategy. See “Portfolio Management” for biographical information regarding the Advisers’ senior investment professionals.
The Advisers employ a selection process composed of both subjective and qualitative criteria, and objective and quantitative criteria, to evaluate potential investments which the Advisers believe will offer the Fund’s shareholders compelling and attractive risk-reward profiles. The use of qualitative and quantitative selection criteria enables the Advisers to evaluate a prospective investment’s potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions.
The Fund expects that it will follow the same general investment process for each investment, regardless of the asset class. The Fund’s expected investment process consists of several distinct phases as summarized below.
Global Macro Strategy Committee
Townsend maintains comprehensive macro views on the status of the real estate market. This is called Townsend’s “View of the World,” which guides, but does not limit, Townsend’s investment preferences. Townsend’s Global Macro Strategy Committee, consisting of five of its most senior investment professionals, meets on a regular basis to review investment trends and to guide the focus of its investment analysis and pipeline toward preferred sectors and regions that present attractive or compelling investment opportunities.

Adviser’s Investment Committee
All investment decisions at the Adviser require an approval from its investment committee (the “Adviser Investment Committee”). The Adviser Investment Committee comprises eight investment professionals that each bring different perspectives to investment opportunity evaluation. The Adviser Investment Committee performs the following functions:
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Initial Review:   early stage approval of a potential investment opportunity’s terms. During this stage, the Adviser Investment Committee ensures that a potential investment opportunity conforms to investment objectives and desired risk profile of the Fund, and identifies further analyses to be performed by the underwriting teams prior to final approval.

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Final Review:   final approval of a potential investment opportunity after evaluating all aspects including, but not limited to the return profile, risks, partner credentials, legal, accounting, and tax issues.

•
Suitability Review:   the Adviser Investment Committee additionally considers each investment’s suitability relative to the investment objectives, target investments, return metrics and risk profile of the Fund, while also weighing the investment’s impact on the Fund’s portfolio, including sector, regional and manager diversification, and other factors and fund specific requirements.

Sourcing
To source transactions, the Fund will seek to leverage the access to transaction flow of the Advisers and their respective affiliates, along with Townsend’s platform, origination channels and relationships. The Advisers will also seek to leverage Colony NorthStar’s industry relationships and investment personnel. The combined scale of Townsend’s business provides Townsend deep relationships with real estate fund managers and operators. Townsend’s scale leads to robust sourcing capabilities and pipeline. Townsend’s database tracks over 2,000 investment opportunities but only invests in approximately 3-7% of PERE Funds. Similarly, Townsend invests in only an approximate 3-5% of CRE Property and CRE Debt Investment opportunities sourced by high-quality managers and operators over the last five years. Townsend is extremely selective with respect to its approval process for investment capital, despite the breadth of its extensive potential transactions deal flow.
Investment Analysis
The Adviser’s investment analysis is a three-stage process closely tracking and fulfilling the requirements of the Adviser Investment Committee as further described below.
Initial Review.   In its initial review of an investment opportunity, the Adviser’s transaction team or investment professionals examine information furnished with respect to the investment opportunity to determine whether each opportunity (i) meets the investment objectives and strategies of the Fund, including appropriate portfolio diversification, and (ii) offers an acceptable probability of returns. Initial Review may include:
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Investment’s conformity with the Adviser’s “View of the World” or appropriate reasons for exceptions;

•
Investment’s return potential including income generation and total return;

•
Partner credentials and qualifications including track record and a detailed assessment of their fiduciary capabilities;

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A detailed review of historical and projected property level financial results; and

•
An internal, initial analysis of regulatory, tax, accounting and legal matters affecting the investment.

After completion of the Initial Review analysis, the transaction team or investment professionals present the investment to the Adviser Investment Committee. Early approval is critical to avoid unnecessary costs to the Fund and to preserve the Adviser’s reputation for certainty of execution. Upon Initial Review by the Adviser Investment Committee, all deals are either approved, modified, or rejected.

Final Review.   In its final review of the investment, the Adviser and its investment professionals perform a comprehensive analysis and detailed due diligence of the investment opportunity. This stage of analysis also allows the transaction team to address any issues or concerns raised by the Adviser Investment Committee at Initial Review. Final Review may include:
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Detailed financial modeling including scenario analysis, including downside stress cases;

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Property site inspections or portfolio sampling, including managers/operators interviews, and local real estate market conditions due diligence;

•
Fund Manager meetings and discussions with management and Fund Manager key personnel, which may include background checks;

•
External broker opinion or third-party appraisals of valuation, lease structure, tenant and tenancy provisions;

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Consultation with legal, tax, and accounting advisors to optimize investment structure; and

•
After an investment opportunity satisfies the Adviser criteria, Initial and Final Review, and obtains approval, the Adviser Investment Committee further considers an investment opportunity’s suitability for the Fund.

Suitability Review.   The following may be reviewed during the Suitability Review stage:
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Potential total return and income generation of the investment over its life relative to the return objectives and investment horizon of the Fund;

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The Fund’s sector, regional, and manager diversification to avoid concentrations resulting in a potential increase in portfolio risk;

•
Leverage level of the investment relative to the Fund’s portfolio and limitations; and

•
Tax and accounting treatment of the investment specific to the Fund.

Investment
With respect to an investment in the Fund, other than CRE Securities investments, once the Adviser Investment Committee has completed the final review and approval of the investment, the Adviser will have the investment discretion to make the investment.
The Adviser seeks to maintain a defensive investment approach by emphasizing risk control during the transaction process, which includes (i) the pre-review of each investment opportunity to assess the general quality, value and fit relative to the Fund’s portfolio and (ii) where possible, transaction structuring with a focus on preservation of capital in varying economic environments.
Sub-Adviser’s Investment Process for CRE Securities
The Sub-Adviser monitors the CRE Securities market as well as the new issuance pipeline through its relationships with the dealer community and market intelligence from various independent sources, including industry publications. Through its active involvement in the CRE equity and debt markets and engagement with the dealer and research community, the Sub-Adviser remains well informed of all facets of the CRE marketplace including asset and securities pricing, availability, market fundamentals risk and macro events. In selecting CRE Securities, the Sub-Adviser seeks long-term risk-adjusted returns and balances its investment profile to reflect the market environment.
Each potential CMBS investment, whether new issue or secondary, is initially screened through an analysis of the top loans in the transaction as well as the Sub-Adviser’s proprietary “Heat Map” that compares over 25 credit and structural metrics against the average of all transactions issued in the same calendar year as well as the most recent three transactions in the marketplace. The Sub-Adviser’s Heat Map is populated with dealer and rating agency provided data as well as Sub-Adviser analysis in order to monitor transaction credit metrics, relative value, pricing and risk. Several key transaction metrics are analyzed including Loan to Value (“LTV”), Debt Service Coverage Ratio (“DSCR”), Debt Yield (“DY”), Credit Enhancement (“CE”) as well as other credit and structural metrics. The top loans are individually evaluated for default risk based on qualitative and quantitative metrics. Finally, a preliminary review of the transaction term sheet and accompanying Annex A, which contains additional information about the loans and related property collateral underlying the CMBS. If a transaction appears creditworthy after the initial screen, an in-depth underwriting analysis is performed.
The Sub-Adviser performs an intense loan underwriting and diligence process on all CRE Securities investments following the initial screening process. For CMBS, the loan review assesses the risk of default based on property type, quality, location, borrower reputation and financial condition, local market and submarket conditions, tenant quality and lease terms, leverage and loan characteristics, historical cash flow analysis and cash flow underwriting and other factors. The Sub-Adviser utilizes market data from independent data providers (REIS, CoStar, RCAnalytics, CBRE, etc.), brokers, property owners, appraisals, rating agency reports, originators’ asset summary reports and other resources as part of its underwriting process. Following this underwriting process, the Sub-Adviser assigns a Colony NorthStar risk rating of 1 to 5 to each loan with a risk rating of 1 reserved for the highest quality loans in the pool and 2 to 5 for loans with increasing degrees of risk of default. Following the underwriting of the majority of the loans in the transaction, all other loans are screened into several categories including low debt yield loans, high LTV loans, high coupon loans and loans with single tenant exposure. After additional analysis, each of these reviewed loans is assigned a Colony NorthStar risk rating. The risk assessment is then used to run deal cash flow-based stress scenarios reflecting property specific risks and determine the risk of downgrade or default on the security. Third-party modeling and surveillance systems are used to model the stress scenarios, which simulate scenarios at default rates based on assigned property risk ratings and assumptions that include historical loss given default by property type.
For debt and equity securities of publicly traded REITs, REOCs and ETFs a similarly detailed analysis is performed. A “bottom-up” analysis of the underlying assets is performed similar to the CMBS underwriting process with a focus on property type, geographic concentrations, occupancy, competing supply and tenants as well as property and portfolio cash flow in addition to a “top-down” analysis of the corporate structure, leverage, covenants and cash flow. The Sub-Adviser will consider, among other key credit metrics of the company, the amount of secured and unsecured leverage, interest and fixed charge coverage ratios, debt to earnings before interest, tax, depreciation and amortization, or earnings before interest, tax, depreciation and amortization (“EBITDA”) ratios, unencumbered asset coverage and debt covenant compliance along with credit ratings and outlooks. The Sub-Adviser analyzes the Company’s credit profile versus its peer group. Additionally, the Sub-Adviser further considers the experience, reputation and track record of management when analyzing a company. The combined real estate and corporate credit analysis provides a view of performance, risk, yield and liquidity for these CRE Securities.
Post underwriting, a credit memo is prepared and presented to the Sub-Adviser’s investment committee (“Sub-Adviser Investment Committee”). The credit memo contains the Sub-Adviser’s recommended pricing for the target investment as concluded by the results of the underwriting and our diligence process. All CRE Securities investments must be approved by the Sub-Adviser Investment Committee. Once the credit memo is approved by the Sub-Adviser Investment Committee, the Sub-Adviser submits a bid at the approved price. If the price is accepted by the issuer, the security is purchased.
Post transaction closing, investment monitoring includes quarterly tracking of performance metrics, independent valuation of CRE Securities, review of remittance reports and credit reviews. The Sub-Adviser regularly monitors CRE Securities in order to selectively identify good relative value or mispriced opportunities for purchase or sale. While the Sub-Adviser generally purchases CRE Securities to be held through maturity, certain market conditions or opportunities may lead to a sale. For further information of the valuation of CRE Securities please see “Determination of Net Asset Value.”
Monitoring
Portfolio Monitoring.   The Advisers, as overseen by the Board, and subject to the limitations imposed by the Information Barrier Policy, will closely monitor the Fund’s investments on an ongoing basis, as well as monitor the financial trends of each investment to determine if each is meeting its respective business plans and to assess the appropriate course of action for each investment. All investments will be reviewed on a [monthly/quarterly] basis to confirm continued suitability for the Fund and evaluate investment performance.

Valuation Process.   The Board has approved valuation policies and procedures with respect to the determination of the Fund’s NAV, which will be performed by the Fund’s Valuation Committee (as defined below), consisting of personnel from the Advisers whose membership on the Valuation Committee was approved by the Board. See “Determination of Net Asset Value.”
Exit Transactions.   The Fund will seek to make investments that can generate potential for capital appreciation and consistent cash flow. The Fund may selectively dispose of investments in a manner to optimize value for its shareholders. The Fund expects that its PERE Fund investments will sell all or substantially all of their investments at the end of their lifecycles and then distribute the proceeds to investors in a self-liquidation. Any proceeds from the self-liquidation of a PERE Fund investment will be reinvested as determined by the Advisers. The Fund may also seek to exit investments in secondary market transactions when price targets are achieved or circumstances may otherwise warrant.
The Advisers’ Strengths
In January 2016, NSAM acquired an approximately 84% interest in Townsend; as a result, Townsend is an affiliate of Colony NorthStar, the Sub-Adviser and the Administrator. The Advisers believe they have a combination of strengths and competitive advantages that will contribute to the Fund’s performance. Based on both Townsend and Colony NorthStar’s extensive track record, experience and capabilities as diversified CRE and alternative investment and asset management firms, the Fund believes that it will benefit from the Advisers’ affiliation with Townsend, Colony NorthStar, and their affiliates in executing its business strategy. These strengths include:
Experienced Management Teams
Townsend is a leading provider of global investment management and advisory services primarily focused on real estate. Townsend’s clients include many large pension funds, foundations, endowments, corporations, government agencies, and financial institutions. Townsend provides custom real asset solutions to help these institutions meet the needs and objectives of their investment programs. Townsend serves a diverse set of global institutional investors, across over 90 client portfolios, providing real estate and real asset allocation advisory services to clients. As of September 30, 2016, Townsend’s assets under management, which consist of those assets of clients in which Townsend has discretionary authority to execute transactions, were approximately $14.6 billion, and its advisory assets, which consist of those assets of clients to which Townsend provides investment advice in some capacity but does not execute transactions on behalf of such clients, were approximately $173.1 billion. Townsend is a strategic partner to navigate markets and fluctuating investment cycles among real asset categories and types. The firm has been advising global institutional investors for over 25 years and has worked with its clients to invest over $103 billion in aggregate capital since 2004 across a diverse set of markets, sectors, styles and structures. Townsend retains multi-disciplined senior staff with experience in law, finance, accounting, mergers and acquisitions, equities, fixed income, property development, asset management, property management, and investment research. To ensure a robust and disciplined investment process, consistent with the investment objectives and risk guidelines of the Fund, all investment decisions and sub-advisory delegations are reviewed by the Adviser’s Investment Committee, which is comprised of Townsend’s most senior executives, averaging nearly 18 years in the real estate industry.
Colony NorthStar is a leading global real estate and investment management firm with approximately $58 billion in assets under management as of September 30, 2016, based on the combined assets under management of Colony, NSAM and NorthStar Realty. Colony NorthStar provides investment management services and manages private funds, non-traded and traded real estate investment trusts and registered investment companies on behalf of a diverse set of institutional and individual investors and is supported by an experienced staff of over 500 employees across 17 offices worldwide.
Colony NorthStar has a highly experienced executive team who have diverse backgrounds with, on average, over 28 years of operational and management experience at asset managers and investment firms, private investment funds, investment banks and other financial service companies, which provide an enhanced perspective for administering the Fund. The executive team, with the support of the retail platform’s senior management team, of Colony NorthStar also acquired and manages the historical and existing portfolios of investments of Colony NorthStar and its affiliates, and possesses significant operational and management experience in the real estate industry. In addition, the senior management team for the Colony NorthStar retail-focused companies (the “retail platform’s senior management team”) is comprised of Daniel R. Gilbert, Brett S. Klein and Frank V. Saracino, who have, on average, over 16 years of experience managing public companies. The Fund believes that the accumulated experience of Townsend and Colony NorthStar’s executive teams and the retail platform’s senior management team in the CRE and alternative investment management industries will allow the Fund to deploy capital throughout the CRE capital structure fluidly in response to changes in the investment environment. Please see “Management of the Fund” for biographical information regarding these individuals.
Private Market Investment Expertise
Townsend has been pursuing an investment strategy including [Core and] Non-Core Properties, both in the United States and internationally, utilizing co-investment, club deal and joint venture structures since 2007. Townsend’s leading market position as an advisor and investment manager of institutional capital allows it to enjoy superior access to information and to deal flow. Since 2007, Townsend has screened over 1,900 deals from different investment managers and closed on 89 such transactions.
PERE Funds Capabilities
The Fund believes that Townsend’s industry presence will create unique and compelling investment opportunities for the Fund given Townsend is one of a select group of real estate and real estate-related asset managers that other fund managers and real estate developers consult with in the beginning of their marketing process for a potential transaction or investment opportunity. This provides Townsend with the opportunity to affect strategy and structure of the transaction in a manner that may potentially benefit the Fund and its shareholders. Townsend maintains a robust database of proprietary manager, fund and performance metrics and typically meets with over 350 PERE Fund managers per year. Overall, Townsend tracks over 2,000 investment opportunities in its investment database. With investment talent and sector specialists in the United States, Europe, and Asia, the Fund believes that it can leverage Townsend’s vast real estate experience, comprehensive and thorough investment process, and portfolio management skills to structure and manage the Fund’s investments. In addition, Townsend intends to effectively utilize its extensive database and industry presence to potentially acquire investments that it believes present an opportunity to achieve superior risk-adjusted returns for the Fund.
Access to Extensive Deal Sourcing
Townsend’s relationships with a wide variety of capital providers exposes the Adviser to considerable market information and provides for extensive deal sourcing capabilities. Many PERE Fund managers consider Townsend a strategic partner, often making Townsend their first call for one-off investment opportunities. In addition, given Townsend’s established relationships, Townsend is often presented with select deal syndication opportunities in which only a small number of institutional investors are able to consider. This proprietary deal sourcing capability allows Townsend and the Adviser to selectively commit to what it believes are the most attractive opportunities available in the market.
REIT Operations and Regulatory Experience
Colony NorthStar’s executive and the retail platform’s senior management team are skilled in public company reporting and compliance. Colony NorthStar’s executive team is responsible for the operations of eight other publicly registered investment platforms, including Colony NorthStar, one publicly traded REIT and with the support of the retail platform’s senior management team, seven public companies that raise or are expected to raise capital through the retail market. Through their management of these companies, the members of the executive teams and retail platform’s senior management team of Colony NorthStar and its affiliates have developed significant expertise in operating publicly registered companies, including public company reporting, internal controls and risk management, legal and regulatory compliance, stock exchange requirements, fund management and operations.
Members of Townsend’s management team have either served on boards of publicly listed REITs, managed institutional-quality REIT portfolios or advised meaningful capital investments for REITs.

Distribution Support Commitment
The Fund has entered into the Distribution Support Agreement. The purpose of the Distribution Support Agreement is to avoid requiring the Fund to liquidate or borrow against its investments to pay cash distributions by requiring an affiliate of Colony NorthStar to purchase shares in the Fund equal to the amount by which any cash distributions paid to the Fund’s shareholders exceed the Fund’s net investment income for such month. Pursuant to the Distribution Support Agreement, the affiliate of Colony NorthStar has agreed to purchase up to an aggregate of  $10.0 million in shares of the Fund from time to time at the then-current net asset value per Fund share until the date upon which none of the Advisers nor any of their affiliates is serving as the Fund’s investment adviser, investment sub-adviser, or administrator. In no event shall the affiliate of Colony NorthStar be required to purchase in the aggregate greater than $10.0 million in shares of the Fund. If the cash distributions the Fund pays during any month exceed the Fund’s net investment income for such month, the affiliate of Colony NorthStar will purchase shares of the Fund following the end of each month for an aggregate purchase price equal to the amount by which the cash distributions paid to Fund shareholders exceed net investment income for such month. Notwithstanding the obligations of the affiliate of Colony NorthStar pursuant to the Distribution Support Agreement, the Fund is not required to pay distributions to its shareholders at all. After the Distribution Support Agreement with the affiliate of Colony NorthStar has terminated, the Fund may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all. Further, a $10.0 million investment in the Fund by the parties in accordance with the Distribution Support Agreement may not be sufficient to enable the Fund to pay distributions to its shareholders. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital, which is a return of an investor’s investment rather than a return of earnings or gains derived from investment activities. Distributions constituting a return of capital will lower a shareholder’s tax basis in his or her shares. Reducing a shareholder’s tax basis in his or her shares will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares. After the Distribution Support Agreement with the affiliate of Colony NorthStar has terminated, the Fund may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all. Shares purchased by the affiliate of Colony NorthStar pursuant to the Distribution Support Agreement are not subject to any restrictions on transfer or repurchase by the Fund. For more information regarding the affiliate of Colony NorthStar’s share purchase commitment under the Distribution Support Agreement and the Fund’s distribution policy, please see “Distribution Policy — Distribution Support Agreement.”
Access to Proprietary Deal Sourcing
Colony NorthStar’s executive team has a strong track record in investing in various market environments. With 17 locations worldwide, Colony NorthStar seeks to leverage its global reach with local teams comprised of investment professionals who possess long-standing relationships and extensive market knowledge.

RISK FACTORS
Investing in the Fund involves risks, including the risk that an investor may receive little or no return on his, her or its investment or that an investor may lose part or all of such investment. Therefore, investors should consider carefully the following principal risks before investing in the Fund. Discussed below are risks relating to an investment in the Fund and its shares. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund and its shares. Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the investment program of the Fund changes or develops over time, an investment in the Fund may be subject to risks not described in this prospectus. The Fund will update this prospectus to account for any material changes in the risks involved with an investment in the Fund.
Risks Related to an Investment in the Fund
The Fund is a new company and has no operating history.
The Fund is a newly organized, non-diversified, closed-end management investment company that is operated as an interval fund, with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives, achieve its desired portfolio composition, or raise sufficient capital.
The Fund has no obligation to raise a minimum offering amount prior to commencing its operations.
The Fund has no obligation to raise a specific amount of capital prior to commencing operations, which could adversely impact the Fund’s ability to achieve profitability. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objectives. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.
The Fund has not identified any specific investments that it will make with the proceeds from this offering, and shareholders will not have the opportunity to evaluate the Fund’s investments prior to purchasing shares.
Because as of the commencement of the offering none of the Fund nor the Advisers have yet acquired or identified any of the investments that the Fund may make, the Fund is currently not able to provide an investor with any information to assist in evaluating the merits of any specific future investments that the Fund may make. Under normal circumstances, the Fund intends to invest at least 80% of the Fund’s net assets (plus the amount of leverage for investment purposes) in a diversified portfolio of institutional quality real estate and real estate-related investments, which will be comprised of three primary asset classes: (i) direct and indirect investments in CRE Property Investments, and (b) CRE Debt Investments, each of which may be held through Real Estate Investment Vehicles, and certain of which will be joint transactions with the Fund’s affiliates, subject to receipt of an exemptive order from the SEC, as discussed below; (ii) investments in PERE Funds that principally invest, directly or indirectly, in real estate and real estate-related investments through entities that may qualify as REITs for federal income tax purposes under the Code, which may also be joint transactions with the Fund’s affiliates, subject to receipt of an exemptive order from the SEC; and (iii) CRE Securities, including those of publicly traded REITs, CMBS, REOCS, and ETFs. Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Fund will seek to achieve diversification by investing across real estate asset classes, property types, positions in the Capital Stack, and geographical locations. Aside from the 80% policy and fundamental restrictions, the Fund has not established any limits on the percentage of the portfolio that may be comprised of these various categories of assets. The Fund also cannot predict its actual allocation of assets under management at this time because such allocation will also be dependent, in part, upon the amount of financing it is able to obtain, if any, with respect to each asset class in which it intends to invest. Since an investor will not be able to evaluate the economic merit of assets before the Fund invests in them and the investor cannot be certain as to the actual asset allocation, the investor will have to rely entirely on the ability of the Advisers to select suitable and successful investment opportunities. These factors increase the speculative nature of an investment in the shares.

There can be no assurance that the Fund will make a specified level of cash distributions or that such distributions will increase year-to-year.
There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.
The NAV of the Fund may fluctuate significantly and there is no assurance that it will not decrease.
The Fund’s NAV may be significantly affected by numerous factors, including the risks described in this prospectus, many of which are outside of the Fund’s control. There is no guarantee that the Fund’s NAV will not decrease and it may fluctuate significantly.
No public trading market for the shares will exist, and as a result, an investment in the shares is illiquid.
The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list its shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for its shares in the foreseeable future. Moreover, the Fund does not have any arrangements with anyone to act as a market maker with respect to its shares. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.
The Fund believes that an unlisted closed-end structure is most appropriate for the long-term nature of its strategy. The Fund believes that in order to meet its objectives it should retain the flexibility to respond to market conditions. Features that interfere with the ability to hold investments for full term (such as daily redemptions that cause the premature sale of investments) could impair the Fund’s ability to execute its investment strategy, and as a result, the Fund has not implemented such features. Accordingly, an unlisted closed-end structure helps the Fund achieve its investment objectives. The NAV of the Fund’s shares may be volatile. As the Fund’s shares are not traded, a shareholder may not be able to dispose of its entire investment in the Fund no matter how poorly the Fund performs.
The Fund will offer to repurchase investor shares on a quarterly basis. As a result, shareholders will have limited opportunities to sell their shares and, to the extent they are able to sell their shares under the program, they may not be able to recover the amount of their investment in the shares.
Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at NAV, after deduction of the applicable repurchase fee. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and credit risk tend to have the greatest exposure to liquidity risk.
Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of investments. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than it otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases may not achieve the desired market price of those securities, which in turn, could reduce the Fund’s NAV.

Repurchase of shares will reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.
Unless the Fund experiences substantial net capital appreciation and realized gains, the repurchase price for shares associated with the Fund’s periodic repurchase offers may be at a lower price than the price investors paid for shares, and the timing of the Fund’s repurchase offers may be at a time that is disadvantageous to shareholders.
The Fund intends to offer to repurchase shares at a price equal to the NAV per share on each date of repurchase, after deduction of the applicable repurchase fee. Therefore, if the Fund does not experience net capital appreciation and realize gains following the date investors purchase their shares, any offer price by the Fund to repurchase investor shares may be lower than the price investors paid.
Shareholders will experience dilution.
Class A investors in this offering will purchase at an initial price of up to $26.4375 (depending on the applicable sales load) per Class A share. After deducting a maximum sales load of up to 5.75% (with respect to Class A shares) and estimated organization and offering expenses of ___% of the aggregate proceeds raised in the offering, $___, $___, and $___ of the purchase price of each Class A share, Class C share, and Class I share, respectively, will be available to the Fund for investment. Although organization and offering expenses are payable by the Fund, these expenses are indirectly borne by the Fund’s shareholders and will therefore immediately reduce the NAV of each share available for investment. As a result, investors in this offering will incur immediate dilution and, based on the initial public offering prices of  $26.4375 per Class A share and $25.00 per Class C share and Class I share, would have to experience total returns on their investments of 6.95%, ____%, and ____%, respectively in order to recover the applicable sales load and organization and offering expenses.
In addition, shareholders will not have preemptive rights. If the Fund engages in a subsequent offering of shares or securities convertible into shares, issues additional shares pursuant to its dividend reinvestment policy or otherwise issues additional shares, investors who purchase shares in this offering who do not participate in those other issuances will experience dilution in their percentage ownership of the Fund’s outstanding shares. Furthermore, an investor may experience a dilution in the value of the shares depending on the terms and pricing of any share issuances (including the shares being sold in this offering) and the value of the Fund’s assets at the time of issuance.
The purchase price at which an investor purchases shares will be based on and subject to changes in the Fund’s NAV per share plus any applicable sales load.
The purchase price at which an investor purchases shares will be based on and subject to changes in the Fund’s NAV per share plus any applicable sales load. As a result, in the event of an increase in the Fund’s NAV per share, an investor’s purchase price may be higher than the per share price paid by other shareholders previously, and therefore an investor may receive fewer shares than if an investor purchased shares previously.
If the Fund is unable to raise substantial funds, the number and type of investments the Fund may make will be limited and the value of an investor’s investment in the Fund will fluctuate with the performance of the specific assets the Fund acquires.
The offering is being made on a “best efforts” basis, meaning that the Distributor is only required to use its best efforts to sell the shares and has no firm commitment or obligation to purchase any shares in the offering. As a result, the amount of proceeds the Fund raises in the offering may be substantially less than the amount the Fund would need to create a diversified portfolio of investments. If the Fund is unable to raise substantial funds, the Fund will make fewer investments resulting in less diversification in terms of the type, number and size of investments that it makes. As a result, the value of a shareholder’s investment may be reduced in the event the Fund’s assets under-perform. Moreover, the potential impact of any single asset’s performance on the overall performance of the portfolio increases. In addition, the Fund’s ability to achieve its investment objectives could be hindered, which could result in a lower return on the investments. Further, the Fund will have certain fixed operating expenses, including certain expenses as a public reporting company, regardless of whether the Fund is able to raise substantial funds in this offering. The Fund’s inability to raise substantial funds would increase its fixed operating expenses as a percentage of gross income, reducing the Fund’s net income and limiting its ability to make distributions.
If the Fund raises substantial offering proceeds in a short period of time, the Fund may not be able to invest all of the offering proceeds promptly, which may cause distributions and investment returns to be lower than they otherwise would be.
The more shares the Fund sells in this offering, the greater the Fund’s challenge to invest all of the net offering proceeds will be. The large size of the offering increases the risk of delays in investing the net proceeds promptly and on attractive terms. Pending investment, the net proceeds of the offering may be invested in permitted temporary investments, which include short-term U.S. Government securities, bank certificates of deposit and other short-term liquid investments. The rate of return on these investments, which affects the amount of cash available to make distributions, has fluctuated in recent years and most likely will be less than the return obtainable from the type of investments in the real estate industry the Fund seeks to originate or acquire. Therefore, delays the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns.
The Board may change the Fund’s primary investment objectives by providing shareholders with 60 days’ prior notice, or may modify or waive its current operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse.
The Fund’s primary investment objectives are to realize capital appreciation and to preserve shareholders’ capital, with a secondary objective of generating income through cash distributions. In addition, the Board has the authority to modify or waive the Fund’s current operating policies, investment criteria and strategies without prior notice and without shareholder approval. The Fund cannot predict the effect any changes to the Fund’s investment objectives, current operating policies, investment criteria and strategies may have on its business, NAV or operating results. However, the effects might be adverse, which could negatively impact the Fund’s ability to pay distributions and cause investors to lose all or part of their investment.
The Fund will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree or for purposes other than those contemplated at the time of this offering. Since the Fund’s shares are not listed on a national securities exchange, investors will be limited in their ability to sell their shares in response to any changes in the Fund’s investment objectives, operating policies, investment criteria or strategies.
The Advisers and the Fund face cyber-security risks.
The Advisers and the Fund depend heavily upon computer systems to perform necessary business functions. Despite the implementation of a variety of security measures, their computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, the Advisers and the Fund may experience threats to their data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, the Advisers’ or the Fund’s computer systems and networks, or otherwise cause interruptions or malfunctions in the Advisers’ or the Fund’s operations, which could result in damage to the Advisers’ or the Fund’s reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.
The Fund will be highly dependent on information systems and systems failures could significantly disrupt its business.
The Fund’s business will be highly dependent on information technology systems, including systems provided by the Advisers and third parties for which the Fund has no control. Any failure or interruption of the Fund’s systems could cause delays or other problems in its activities, which could have a material adverse effect on the Fund’s financial performance. Potential sources for disruption, damage or failure of the Fund’s information technology systems include, without limitation, computer viruses, human error, natural disasters and defects in design.
Non-traded products have been the subject of increased scrutiny by regulators and media outlets resulting from inquiries and investigations initiated by FINRA and the SEC. The Fund may face difficulties in raising capital should negative perceptions develop regarding non-traded products. As a result, the Fund may be unable to raise substantial funds, which will limit the number and type of investments it may make and its ability to diversify its assets.
The Fund’s shares, like other non-traded products, are intended to be significantly distributed through the independent broker-dealer channel (i.e., U.S. broker-dealers that are not affiliated with money center banks or similar financial institutions). Governmental and self-regulatory organizations like the SEC and FINRA impose and enforce regulations on broker-dealers, investment banking firms, investment advisers and similar financial services companies. Self-regulatory organizations such as FINRA adopt rules, subject to approval by the SEC, that govern aspects of the financial services industry and conduct periodic examinations of the operations of registered investment dealers and broker-dealers.
Broker-dealers are subject to regulations that cover all aspects of the securities business. Much of the regulation of broker-dealers has been delegated to self-regulatory organizations, principally FINRA. These self-regulatory organizations have adopted extensive regulatory requirements relating to matters such as sales practices, compensation and disclosure, and conduct periodic examinations of member broker-dealers in accordance with rules they have adopted and amended from time to time, subject to approval by the SEC. The SEC, self-regulatory organizations and state securities commissions may conduct administrative proceedings that can result in censure, fine, suspension or expulsion of a broker-dealer, its officers or registered employees. These administrative proceedings, whether or not resulting in adverse findings, can require substantial expenditures and can have an adverse impact on the reputation or business of a broker-dealer. The principal purpose of regulation and discipline of broker-dealers is the protection of clients and the securities markets, rather than protection of creditors and shareholders of the regulated entity.
As a result of this increased scrutiny, FINRA may impose additional restrictions on sales practices in the independent broker-dealer channel, and accordingly the Fund may face increased difficulties in raising capital in this offering. Should the Fund be unable to raise substantial funds in the offering, the number and type of investments the Fund may make will be curtailed, and the Fund may be unable to achieve the desired diversification of investments. This could result in a reduction in the returns achieved on those investments as a result of a smaller capital base limiting the Fund’s investments. It also subjects the Fund to the risks of any one investment, and as a result returns may be more volatile and capital could be at increased risk.
The U.S. Department of Labor’s regulation expanding the definition of fiduciary investment advice under ERISA could adversely affect the Fund’s financial condition and results of operations.
On April 6, 2016, the U.S. Department of Labor (the “DOL”) issued its final regulation redefining “investment advice fiduciary” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Code. The final regulation significantly expands the class of advisers and the scope of investment advice that are subject to fiduciary standards, imposing the same fiduciary standards on advisers to individual retirement accounts (“IRAs”) that have historically only applied to plans covered by ERISA. The DOL also finalized certain prohibited transaction exemptions that allow investment advisers to receive compensation for providing investment advice under arrangements that would otherwise be prohibited due to conflicts of interest. The DOL regulations are currently set to take effect on April 10, 2017, although the DOL recently proposed to move the first compliance date from April 10 to June 9, 2017. Currently, financial institutions relying on the “Best Interest Contract Exemption” will be permitted to comply with only a limited set of requirements through January 1, 2018. Because the changes required by the DOL regulations are triggering significant changes in the operations of financial advisors and broker-dealers, the implementation of the regulations may impact the Fund’s ability to raise funds and thereby its financial condition and results of operations.

The implementation of changes to investor account statements described in Financial Industry Regulatory Authority Regulatory Notice to Members 15-02 may impact the Fund’s ability to raise capital.
The SEC has approved amendments to the rules of FINRA applicable to securities of direct participation programs and non-listed real estate investment trusts. The amendments, which became effective on April 11, 2016, provide, among other things, that (i) FINRA members must include in customer account statements the per share estimated value of the non-listed entity, which must be developed using a methodology reasonably designed to ensure the per share estimated value’s reliability; and (ii) per share estimated value disclosed from and after 150 days following the second anniversary of the admission of shareholders of the non-listed entity’s public offering must be based on an appraised valuation methodology developed by, or with the material assistance of, a third-party expert and updated on at least an annual basis. The rule changes also provide that account statements must include additional disclosure regarding the sources of distributions to shareholders of unlisted entities. While these new rules are not directly applicable to the Fund, the Fund will continue to assess the potential impact of the rule changes on its business. There can be no assurances regarding the impact of these rule changes on the Fund’s current offering and its ability to raise sufficient amounts of capital.
The amount of any distributions the Fund may make is uncertain, and the Fund’s organizational documents permit it to pay distributions from any source, including borrowings, sale of assets, and offering proceeds. The Fund’s distribution proceeds may exceed its earnings, particularly during the period before it has substantially invested the net proceeds from this offering. Therefore, portions of the distributions that the Fund makes may be a return of the money that shareholders originally invested and represent a return of capital to shareholders for tax purposes.
The Fund intends, subject to change by the Board, to pay distributions on a monthly basis. The Fund will pay these distributions to shareholders out of assets legally available for distribution. While the Advisers may agree to limit the Fund’s expenses to ensure that such expenses are reasonable in relation to the Fund’s income, the Fund cannot assure investors that it will achieve investment results that will allow it to make a targeted level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s REIT status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. The Fund’s ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. All distributions will be paid at the discretion of the Board and will depend on the Fund’s earnings, financial condition, maintenance of its REIT status, compliance with applicable investment company regulations and such other factors as the Board may deem relevant from time to time. The Fund cannot assure investors that it will pay distributions to shareholders in the future.
In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Fund’s distributions may constitute a return of capital to the Fund. The Fund’s organizational documents permit it to pay distributions from any source, including borrowings, sale of assets, and offering proceeds. To the extent that the Fund pays distributions to shareholders using proceeds it receives from proceeds that represent a return of capital to the Fund, such Fund distributions would similarly constitute a return of investor capital and will lower a shareholder’s tax basis in his or her shares. Reducing a shareholder’s tax basis in his or her shares will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. Distributions from the proceeds of this offering or from borrowings will be distributed after payment of fees and expenses and could reduce the amount of capital the Fund ultimately invests.
Pursuant to the Distribution Support Agreement, in certain circumstances where the Fund’s cash distributions exceed its net investment income, an affiliate of Colony NorthStar will purchase up to $10.0 million in shares of the Fund at the then-current NAV per Fund share to provide additional cash to support distributions to Fund shareholders. The sale of these Fund shares would result in the dilution of the ownership interests of the Fund shareholders. Upon termination or expiration of the Distribution Support Agreement, the Fund may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Fund will make a specified level of cash distributions or that such distributions will increase each year.
Risks Related to the Fund’s Business
The CRE industry has been and may continue to be adversely affected by economic conditions in the United States and global financial markets generally.
The Fund’s business and operations are dependent on the CRE industry generally, which in turn is dependent upon broad economic conditions. Recently, concerns over global economic conditions, energy and commodity prices, geopolitical issues, deflation, U.S. Federal Reserve short term rate decisions, foreign exchange rates, the availability and cost of credit, the sovereign debt crisis, the Chinese economy, the United States mortgage market and a potentially weakening real estate market in the United States have contributed to increased economic uncertainty and diminished expectations for the global economy. These factors, combined with volatile prices of oil and declining business and consumer confidence, may precipitate an economic slowdown, as well as cause extreme volatility in security prices. Global economic and political headwinds, along with global market instability and the risk of maturing CRE debt that may have difficulties being refinanced, may continue to cause periodic volatility in the CRE market for some time. Adverse conditions in the CRE industry could harm the Fund’s business and financial condition by, among other factors, the tightening of the credit markets, decline in the value of the Fund’s assets and continuing credit and liquidity concerns and may otherwise negatively impact the Fund’s operations.
Challenging economic and financial market conditions could significantly reduce the amount of income the Fund earns on its CRE investments and further reduce the value of the Fund’s investments.
Challenging economic and financial market conditions may cause the Fund to experience an increase in the number of CRE investments that result in losses, including delinquencies, non-performing assets and taking title to collateral and a decrease in the value of the property or other collateral which secures its investments, all of which could adversely affect the Fund’s results of operations. The Fund may need to establish significant provisions for losses or impairment, be forced to sell assets at undesirable prices, which may result in the Fund incurring substantial losses.
These conditions may increase the volatility of the value of investments made by the Fund. These developments also may make it more difficult for the Fund to accurately value its investments or to sell its investments on a timely basis. These developments, including rising interest rates, could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of debt securities owned by the Fund to make payments of principal and interest when due, leading to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, diminish significantly the Fund’s revenue from investments and adversely affect the Fund’s NAV.
Risks Associated with the Fund’s Investments Generally
The Fund may not be successful in allocating among its targeted asset classes, and there is no assurance that the Fund’s asset allocation will achieve the Fund’s investment objectives or deliver positive returns.
The Fund may not allocate effectively among its targeted asset classes, and its allocations may be unsuccessful in achieving its investment objectives. The ability of the Fund to achieve its investment objectives depends, in part, on the ability of the Advisers to allocate effectively among the Fund’s target investments. The Fund cannot predict its actual allocation of assets under management at this time because such allocation will also be dependent, in part, upon the capital raised in this offering and the amount of financing, if any, with respect to each asset class in which the Fund intends to invest. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objectives or delivering positive returns.

The Fund’s investments will be subject to the risks typically associated with CRE.
The Fund’s investments will be subject to the risks typically associated with real estate, including:
•
local, state, national or international economic conditions, including market disruptions caused by regional concerns, political upheaval, the sovereign debt crisis and other factors;

•
real estate conditions, such as an oversupply of or a reduction in demand for real estate space in an area;

•
lack of liquidity inherent in the nature of the asset;

•
tenant/operator mix and the success of the tenant/operator business;

•
the ability and willingness of tenants/operators/managers to maintain the financial strength and liquidity to satisfy their obligations to the Fund and to third parties;

•
reliance on tenants/operators/managers to operate their businesses in a sufficient manner and in compliance with their contractual arrangements with the Fund;

•
ability and cost to replace a tenant/operator/manager upon default;

•
property management decisions;

•
property location and conditions;

•
property operating costs, including insurance premiums, real estate taxes and maintenance costs;

•
the perceptions of the quality, convenience, attractiveness and safety of the properties;

•
branding, marketing and operational strategies;

•
competition from comparable properties;

•
the occupancy rate of, and the rental rates charged at, the properties;

•
the ability to collect on a timely basis all rent;

•
the effects of any bankruptcies or insolvencies;

•
the expense of leasing, renovation or construction;

•
changes in interest rates and in the availability, cost and terms of mortgage financing;

•
unknown liens being placed on the properties;

•
bad acts of third parties;

•
the ability to refinance mortgage notes payable related to the real estate on favorable terms, if at all;

•
changes in governmental rules, regulations and fiscal policies;

•
tax implications;

•
changes in laws, including laws that increase operating expenses or limit rents that may be charged;

•
the impact of present or future environmental legislation and compliance with environmental laws, including costs of remediation and liabilities associated with environmental conditions affecting properties;

•
cost of compliance with the applicable federal, state, and local laws and regulations;

•
adverse changes in governmental rules and fiscal policies;

•
social unrest and civil disturbances;

•
acts of nature, including earthquakes, hurricanes and other natural disasters;

•
terrorism;

•
the potential for uninsured or underinsured property losses;

•
adverse changes in state and local laws, including zoning laws; and

•
other factors which are beyond the Fund’s control.

The value of each property is affected significantly by its ability to generate cash flow and net income, which in turn depends on the amount of rental or other income that can be generated net of expenses required to be incurred with respect to the property. Many expenses associated with properties (such as operating expenses and capital expenses) cannot be reduced when there is a reduction in income from the properties. As a result, these investments may be risky and the Fund may lose all or part of its investments.
These factors may have a material adverse effect on the ability of the borrowers to pay their loans and the ability of the borrowers on the underlying loans securing certain of the Fund’s investments to pay their loans, as well as on the value and the return that the Fund can realize from assets it acquires.
The Fund may be more susceptible than diversified funds to being adversely affected by events impacting a single borrower, geographic location, security or investment type, and is not limited with respect to the proportion of capital that may be invested in a single asset.
As a non-diversified investment company, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security or investment type.
The Fund has no established investment criteria limiting the geographic or industry concentration of its investments. If its investments are concentrated in an area or asset class that experiences adverse economic conditions, its investments may lose value and the Fund may experience losses.
The Fund has not established any investment criteria limiting the geographic or industry concentration of its investments and does not plan to establish any investment criteria to limit its exposure to these risks for future investments. As a result, CRE properties underlying its investments may be overly concentrated in certain geographic areas or industries and the Fund may experience losses as a result. A worsening of economic conditions, a natural disaster or civil disruptions in a geographic area in which the Fund’s investments may be concentrated, or economic upheaval with respect to a particular asset class, could have an adverse effect on the Fund’s business, including reducing the demand for new financings, limiting the ability of borrowers to pay financed amounts and impairing the value of the collateral or the properties the Fund may acquire, which may in turn limit the Fund’s ability to make required payments under its financings or to refinance such borrowings.
The Fund has no established investment criteria limiting the size of each investment it makes. If the Fund has an investment that represents a material percentage of its assets and that investment experiences a loss, the value of a shareholder’s investment in the Fund could be significantly diminished.
The Fund is not limited in the size of any single investment it may make and certain of its investments may represent a significant percentage of the Fund’s assets. The Fund may be unable to raise significant capital and invest in a diverse portfolio of assets which would increase its asset concentration risk. Any such investment may carry the risk associated with a significant asset concentration. Should any investment representing a material percentage of the Fund’s assets, experience a loss on all or a portion of the investment, the Fund could experience a material adverse effect, which would result in the value of a shareholder’s investment in the Fund being diminished.
The Fund may not be effective in evaluating the attractiveness, value, and potential appreciation of a potential investment.
The Fund, through the Advisers, will source, analyze, evaluate, make, manage and monitor its investments. The Fund’s investment returns will depend on its ability to leverage the Advisers’ relationships in the market and deploy capital to investments meeting the Fund’s investment criteria. Managing these investments requires significant resources, adherence to internal policies and attention to detail. Managing investments may also require significant judgment and, despite the Fund’s expectations, it may make decisions that result in losses. The Advisers’ judgments about the attractiveness, value, and potential appreciation of any particular investment may prove to be incorrect and may not produce the desired results. If the Fund is unable to successfully make investments on favorable terms, or at all, and if the Fund is ineffective in managing those investments, the Fund’s business, financial condition and results of operations could be materially adversely affected, including overestimating of the value of the income-producing ability of its investments.
The Fund may make opportunistic investments that may involve asset classes and structures with which it has less familiarity, thereby increasing the Fund’s risk of loss.
The Fund may make opportunistic investments that may involve asset classes and structures with which it has less familiarity. When investing in asset classes with which it has limited or no prior experience, the Fund may not be successful in its diligence and underwriting efforts. The Fund may also be unsuccessful in preserving value, especially if conditions deteriorate and it may expose itself to unknown substantial risks. Furthermore, these assets could require additional management time and attention relative to assets with which the Fund is more familiar. All of these factors increase the Fund’s risk of loss.
The Fund will be subject to additional risks if it makes investments internationally.
The Fund may acquire real estate assets located outside of the United States and it may originate or acquire senior or subordinate loans made to borrowers located outside of the United States or secured by properties located outside of the United States. Any international investments the Fund makes may be affected by factors peculiar to the laws of the jurisdiction in which the borrower or the property is located and these laws may expose the Fund to risks that are different from and/or in addition to those commonly found in the United States. The Fund may not be as familiar with the potential risks to its investments outside of the United States and the Fund may incur losses as a result.
Any international investments the Fund makes could be subject to the following risks:
•
difficulties enforcing the security interests associated with the collateral of underlying loans, the liquidation of the underlying collateral, and the insufficiency of the underlying collateral to fully discharge a non-U.S. borrower’s obligations to the lender of the underlying loan;

•
governmental laws, rules and policies, including laws relating to the foreign ownership of real property or mortgages and laws relating to the ability of foreign persons or corporations to remove profits earned from activities within the country to the person’s or corporation’s country of origin;

•
translation and transaction risks relating to fluctuations in foreign currency exchange rates;

•
adverse market conditions caused by inflation or other changes in national or local political and economic conditions;

•
challenges of complying with a wide variety of foreign laws, including corporate governance, operations, taxes and litigation;

•
changes in relative interest rates;

•
changes in the availability, cost and terms of borrowings resulting from varying national economic policies;

•
changes in real estate and other tax rates, the tax treatment of transaction structures and other changes in operating expenses in a particular country where the Fund has an investment;

•
the Fund’s status as a REIT not being respected under foreign laws, in which case any income or gains from foreign sources would likely be subject to foreign taxes, withholding taxes, transfer taxes and value added taxes;

•
lack of uniform accounting standards (including availability of information in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”));

•
changes in land use and zoning laws;

•
more stringent environmental laws or changes in such laws;

•
changes in the social stability or other political, economic or diplomatic developments in or affecting a country where the Fund has an investment;

•
changes in applicable laws and regulations in the United States that affect foreign operations; and

•
legal and logistical barriers to enforcing the Fund’s contractual rights in other countries, including insolvency regimes, landlord/tenant rights and ability to take possession of the collateral.

Certain of these risks may be greater in emerging markets and less developed countries, which may have less efficient and less liquid markets, creating greater price volatility and fluctuations in value. Each of these risks might adversely affect the Fund’s performance and impair its ability to make distributions to shareholders required to maintain the Fund’s REIT qualification. In addition, there is less publicly available information about foreign companies and a lack of uniform financial accounting standards and practices (including the availability of information in accordance with U.S. GAAP) which could impair the Fund’s ability to analyze transactions and receive timely and accurate financial information from tenants or borrowers necessary to meet its reporting obligations to financial institutions or governmental or regulatory agencies.
A significant portion of the Fund’s investment portfolio will be recorded at fair value as determined in good faith by or under the direction of the Board and, as a result, there will be uncertainty as to the value of the Fund’s investments.
Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is often no public market for the Fund’s target investments. Investments are not exchange-traded, but are, instead, traded on a privately negotiated over-the-counter (“OTC”) secondary market for institutional investors. A portion of the Fund’s portfolio will consist of CRE Property Investments. For the purposes of calculating its NAV, the Fund’s CRE Property Investments will initially be valued at cost upon their acquisition, which the Fund expects to represent fair value at that time. Thereafter, the valuation of CRE Property Investments will be based in part on appraisals. Valuations and appraisals of CRE Property Investments will be only estimates of fair value, and do not necessarily represent a price at which an asset would sell, since market prices of assets can only be determined by a negotiation between a willing buyer and seller. Because the price an investor will pay for shares of the Fund is based upon the Fund’s NAV, an investor may pay more than the realizable value or receive less than the realizable value for the investment. The Fund’s NAV may change if the appraised value of the CRE Property Investments materially changes from prior appraisals.
As a result, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee of the Fund. On a quarterly basis, or more frequently if necessary, the Audit Committee of the Board reviews and the Board ratifies the valuation determinations made by the Valuation Committee with respect to the Fund’s investments during the preceding period and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process. Valuations of Fund investments will be disclosed quarterly in reports filed with the SEC. See “Determination of Net Asset Value.”
Certain factors that may be considered in determining the fair value of the Fund’s investments include actual or pending transactions or reorganizations, seniority in the Capital Stack, changes to business operations, rental income or expenses, third party data, dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates and/or imperfect information, determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s NAV on a given date to materially understate or overstate the value that it may ultimately realize upon the sale of one or more of its investments. For a description of the factors that may be considered when valuing the Fund’s CRE investments where a market price is not readily available, see “Determination of Net Asset Value — Investments where a market price is not readily available.”
The Fund may make certain investments that involve heightened risks.
The Fund may make investments in certain assets that involve heightened risks, such as transitional assets, non-performing assets and construction or development assets. These types of investments may involve greater risks than investments in stabilized, performing assets and make the Fund’s future performance more difficult to predict. For example:
•
Transitional properties are often associated with floating-rate loans and increases in a borrower’s monthly payment as a result of an increase in prevailing market interest rates that may make it more difficult for the borrowers with floating-rate loans to repay the loan and could increase the risk of default of their obligations under the loan.

•
Non-performing real estate assets are challenging to evaluate as they do not have a consistent stream of cash flow to support normalized debt service, lack stabilized occupancy rates and may require significant capital for repositioning. Further, strategies available to create value in a non-performing real estate investment, including development, redevelopment or lease-up of a property or negotiating a reduced payoff, may not be successful.

•
Construction loans have the potential for cost overruns, the developer’s failing to meet a project delivery schedule, market downturns and the inability of a developer to sell or refinance the project at completion in accordance with its business plan and may affect the repayment of the Fund’s CRE Debt Investments.

In addition, the Fund may invest in subordinate, unrated or distressed mortgage loans or unrated or non-investment grade CRE Securities (referred to as “high yield” securities and “junk bonds”), which typically result from increased leverage, lack of strong operating history, borrowers’ credit history, underlying cash flow from the properties and other factors. As a result, these investments typically have higher risk of default and loss, particularly during economic downturns.
The Fund may be unable to restructure its investments in a manner that it believes maximizes value, particularly if it is one of multiple creditors in a large capital structure.
In order to maximize value the Fund may be more likely to extend and work out an investment, rather than pursue other remedies such as taking title to collateral. However, in situations where there are multiple creditors in large capital structures, it can be particularly difficult to assess the most likely course of action that a lender group or the borrower may take and it may also be difficult to achieve consensus among the lender group as to major decisions. Consequently, there could be a wide range of potential principal recovery outcomes, the timing of which can be unpredictable, based on the strategy pursued by a lender group or other applicable parties. These multiple creditor situations tend to be associated with larger loans. If the Fund is one of a group of lenders, it may not independently control the decision making. Consequently, it may be unable to restructure an investment in a manner that it believes would maximize value.
Risks Associated with the Fund’s CRE Property Investments
Because real estate investments are relatively illiquid, the Fund may not be able to vary its portfolio in response to changes in economic and other conditions, which may result in losses to the Fund.
Many of the Fund’s investments will be illiquid, including the Fund’s CRE Property Investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund shareholders. The Fund cannot predict whether it will be able to sell any asset for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Fund. The Fund also cannot predict the length of time needed to find a willing purchaser and to close the sale of an asset. Certain assets may also be subject to transfer restrictions that materially restrict the Fund from selling that asset for a period of time or impose other restrictions, such as a limitation on the amount of financing that can be placed or repaid on that asset. The Fund may be required to expend cash to correct defects or to make improvements before an asset can be sold, and there can be no assurance that it will have cash available to correct those defects or to make those improvements.
Borrowers under certain of the Fund’s CRE Debt Investments may give their tenants or other persons’ similar rights with respect to the collateral. Similarly, the Fund may also determine to give its tenants of its CRE Property Investments a right of first refusal or similar options. Such rights could negatively affect the residual value or marketability of the property and impede the Fund’s ability to sell the collateral or the property.
As a result, the Fund’s ability to sell investments in response to changes in economic and other conditions could be limited. To the extent the Fund is unable to sell any property for its book value or at all, the Fund may be required to take a non-cash impairment charge or loss on the sale, either of which would reduce the Fund’s earnings. Limitations on the Fund’s ability to respond to adverse changes in the performance of its investments may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.
The Fund may obtain only limited warranties when it purchases a property, which will increase the risk that it may lose some or all of its invested capital in the property or rental income from the property which, in turn, could materially adversely affect the Fund’s business, financial condition and results from operations and the Fund’s ability to make distributions.
The seller of a property often sells such property in an “as is” condition on a “where is” basis and “with all faults,” without any warranties of merchantability or fitness for a particular use or purpose. In addition, the related real estate purchase and sale agreements may contain only limited warranties, representations and indemnifications that will only survive for a limited period after the closing. Despite the Fund’s efforts, it may fail to uncover all material risks during the diligence process. The purchase of properties with limited warranties increases the risk that the Fund may lose some or all of its invested capital in the property, as well as the loss of rental income from that property if an issue should arise that decreases the value of that property and is not covered by the limited warranties. If any of these results occur, it may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.
Lease defaults, terminations or landlord-tenant disputes may reduce the Fund’s income from its CRE Property Investments.
The creditworthiness of tenants in the Fund’s CRE Property Investments could become negatively impacted as a result of challenging economic conditions or otherwise, which could result in their inability to meet the terms of their leases. Lease defaults or terminations by one or more tenants may reduce the Fund’s revenues unless a default is cured or a suitable replacement tenant is found promptly. In addition, disputes may arise between the landlord and tenant that result in the tenant withholding rent payments, possibly for an extended period. These disputes may lead to litigation or other legal procedures to secure payment of the rent withheld or to evict the tenant. Upon a lease default, the Fund may have limited remedies, be unable to accelerate lease payments and have limited or no recourse against a guarantor. Tenants as well as guarantors may have limited or no ability to satisfy any judgments it may obtain. The Fund may also have duties to mitigate its losses and it may not be successful in that regard. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s results of operations.
The bankruptcy, insolvency or financial deterioration of any of the tenants of the Fund’s CRE Property Investments could significantly delay the ability to collect unpaid rents or require the Fund to find new tenants.
The Fund’s financial position and its ability to make distributions may be adversely affected by financial difficulties experienced by any major tenants, including bankruptcy, insolvency or a general downturn in the business, or in the event any major tenants do not renew or extend their relationship as their lease terms expire.

The Fund will be exposed to the risk that tenants may not be able to meet their obligations to it or other third parties, which may result in their bankruptcy or insolvency. Although loans and leases may permit the Fund to evict a tenant, demand immediate repayment and pursue other remedies, bankruptcy laws afford certain rights to a party that has filed for bankruptcy or reorganization. A tenant in bankruptcy may be able to restrict the ability to collect unpaid rents or interest during the bankruptcy proceeding. Furthermore, dealing with a tenants’ bankruptcy or other default may divert management’s attention and cause the Fund to incur substantial legal and other costs.
Bankruptcy laws provide that a debtor has the option to assume or reject an unexpired lease within a certain period of time of filing for bankruptcy, but generally requires such assumption or rejection to be made in its entirety. Thus, a debtor cannot choose to keep the beneficial provisions of a contract while rejecting the burdensome ones; the contract must be assumed or rejected as a whole. However, where under applicable law a contract (even though it is contained in a single document) is determined to be divisible or severable into different agreements, or similarly, where a collection of documents is determined to constitute separate agreements instead of a single, integrated contract, then in those circumstances a debtor/trustee may be allowed to assume some of the divisible or separate agreements while rejecting the others. If the debtor has the ability, and chooses to assume, some of the divisible agreements while rejecting the other divisible agreement, or if a non-debtor tenant is unable to comply with the terms of an agreement, the Fund may be forced to modify the agreements in ways that are unfavorable to it.
If the Fund overestimates the value or income-producing ability or incorrectly price the risks of its investments, the Fund may experience losses.
Analysis of the value or income-producing ability of a CRE property is highly subjective and may be subject to error. The Fund will value its potential CRE Property Investments based on yields and risks, taking into account estimated future losses on such investments and the estimated impact of these losses on expected future cash flow and returns. In the event that the Fund underestimates the risks relative to the price it pays for a particular investment, the Fund may experience losses with respect to such investment.
A significant portion of the Fund’s leases may expire in the same year.
A significant portion of the leases for the Fund’s CRE Property Investments may expire in the same year. As a result, the Fund could be subject to a sudden and material change in value of its CRE Property Investments and available cash flow from such investments in the event that these leases are not renewed or in the event that it is not able to extend or refinance the mortgage notes payable on the properties that are subject to these leases.
The Fund may not be able to relet or renew leases at the properties held by the Fund as CRE Property Investments on favorable terms, or at all.
The Fund’s investments in real estate will be pressured if economic conditions and rental markets continue to be challenging. For instance, upon expiration or early termination of leases for space located at its properties, the space may not be relet or, if relet, the terms of the renewal or reletting (including the cost of required renovations or concessions to tenants) may be less favorable than current lease terms. The Fund could receive above market rental rates which will decrease upon renewal, which would adversely impact its income and could harm its ability to service its debt and operate successfully. Weak economic conditions would likely reduce tenants’ ability to make rent payments in accordance with the contractual terms of their leases and lead to early termination of leases. Furthermore, commercial space needs may contract, resulting in lower lease renewal rates and longer releasing periods when leases are not renewed. Any of these situations may result in extended periods where there is a significant decline in revenues or no revenues generated by a property. Additionally, to the extent that market rental rates are reduced, property-level cash flow would likely be negatively affected as existing leases renew at lower rates. If the Fund is unable to relet or renew leases for all or substantially all of the space at these properties, if the rental rates upon such renewal or reletting are significantly lower than expected, or if the Fund’s reserves for these purposes prove inadequate, the Fund will experience a reduction in net income and may be required to reduce or eliminate cash distributions.

Insurance may not cover all potential losses on CRE investments made by the Fund which may impair the value of the Fund’s assets.
The Fund will require that each of its tenants of its CRE Property Investments and each of the borrowers under its CRE Debt Investments obtain comprehensive insurance covering the respective properties, including liability, fire, flood, earthquake, and extended coverage, and rental loss insurance, or insurance in place may be subject to various policy specifications, limits, and deductibles. The Fund also generally will obtain insurance directly on any property it acquires. However, there are certain types of losses, generally of a catastrophic nature, such as earthquakes, floods and hurricanes that may be uninsurable or not economically insurable. The Fund may not obtain, or require tenants or borrowers, as applicable, to obtain certain types of insurance if it is deemed commercially unreasonable. Inflation, changes in building codes and ordinances, environmental considerations and other factors also might make it infeasible to use insurance proceeds to replace a property if it is damaged or destroyed. Further, it is possible that the Fund’s tenants or borrowers, as applicable, could breach their obligations to it and not maintain sufficient insurance coverage. Under such circumstances, the insurance proceeds, if any, might not be adequate to restore the economic value of the property, which might decrease the value of the property. As a result, the insured company could lose its investments in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.
To the extent capital improvements are not undertaken, the ability of tenants to manage properties effectively and on favorable terms may be affected, which in turn could materially adversely affect the Fund’s business, financial conditions and results of operations and the Fund’s ability to make distributions.
To the extent capital improvements are not undertaken or are deferred, occupancy rates and the amount of rental and reimbursement income generated by the property held as a CRE Property Investment may decline, which would negatively impact the overall value of the affected property. The Fund may be forced to incur unexpected significant expense to maintain properties, or may not have funds for future tenant improvements. Any of these events could have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.
Environmental compliance costs and liabilities associated with properties or the Fund’s CRE Property Investments may materially impair the value of the Fund’s investments and expose it to liability.
Under various federal, state and local environmental laws, ordinances and regulations, a current or previous owner of real property, such as the Fund and tenants, may be considered an owner, operator, or responsible party of such properties and therefore may be liable in certain circumstances for the costs of investigation, removal or remediation of, or related releases of, certain hazardous or toxic substances, including materials containing asbestos, at, under or disposed of in connection with such property, as well as certain other potential costs relating to hazardous or toxic substances, including government fines, liabilities, and damages for injuries to persons and adjacent property. In addition, some environmental laws create a lien on the contaminated site in favor of the government for damages and the costs it incurs in connection with the contamination. These laws often impose liability without regard to whether the owner knew of, or was responsible for, the presence or disposal of such substances and liability may be imposed on the owner in connection with the activities of a tenant at the property. The presence of contamination or the failure to remediate contamination may adversely affect the Fund’s or its tenants’ ability to sell or lease real estate, or to borrow using the real estate as collateral, which, in turn, could reduce the Fund’s revenues. The Fund, or its tenants, as owner of a site, including if the Fund takes ownership through foreclosure, may be liable under common law or otherwise to third parties for damages and injuries resulting from environmental contamination emanating from the site. The cost of any required investigation, remediation, removal, fines or personal or property damages and the Fund’s or its tenants’ liability could significantly exceed the value of the property without any limits.
The scope of the indemnification the Fund’s tenants may agree to provide the Fund may be limited. For instance, some of the Fund’s agreements with tenants may not require them to indemnify it for environmental liabilities arising before the tenant took possession of the premises. Further, there can be no assurance that any such tenant would be able to fulfill its indemnification obligations. If the Fund is deemed liable for any such environmental liabilities and is unable to seek recovery against its tenant, the Fund’s business, financial condition and results of operations could be materially and adversely affected, and the amount available to make distributions on Fund shares could be reduced.

Furthermore, the Fund may invest in real estate, or mortgage loans secured by real estate, with environmental problems that materially impair the value of the real estate. Even as a lender, if the Fund takes title to collateral with environmental problems or if other circumstances arise, the Fund could be subject to environmental liability. There are substantial risks associated with such an investment.
The Fund’s tenants’ forms of entities may cause special risks or hinder the Fund’s recovery.
The Fund expects that most of the tenants in the CRE Property Investments will be legal entities rather than individuals. The obligations these entities will owe the Fund are typically non-recourse so it can only look to the collateral, and at times, the assets of the entity may not be sufficient to recover its investment. As a result, the risk of loss may be greater than for leases with or originators of loans made to individuals. Unlike individuals involved in bankruptcies, these legal entities will generally not have personal assets and creditworthiness at stake. As a result, the default or bankruptcy of one of the Fund’s borrowers or tenants, or a general partner or managing member of that borrower or tenant, may impair the Fund’s ability to enforce its rights and remedies under the related mortgage or the terms of the lease agreement, respectively.
Investments in non-performing real estate assets involve greater risks than investments in stabilized, performing assets and make the Fund’s future performance more difficult to predict.
The Fund may make investments in non-performing real estate assets, either as a CRE Property Investment or in connection with a CRE Debt Investment, in which the operating cash flow generated from the underlying property is insufficient to support current debt service payments. Traditional performance metrics of real estate assets are generally not as reliable for non-performing real estate assets as they are for performing real estate assets. Non-performing properties, for instance, do not have stabilized occupancy rates and may require significant capital for repositioning. Similarly, non-performing loans do not have a consistent stream of cash flow to support normalized debt service. In addition, for non-performing loans, often there is greater uncertainty as to the amount or timeliness of principal repayment. Borrowers will typically try to create value in a non-performing real estate investment, including by development, redevelopment or lease-up of a property. However, none of these strategies may be effective and the subject properties may never generate sufficient cash flow to support debt service payments. If this occurs, the Fund may negotiate a reduced payoff, restructure the terms of the loan or enforce rights as lender and take title to collateral securing the loan with respect to CRE Debt Investments. It is challenging to evaluate non-performing investments, which increases the risks associated with such investments. The Fund may suffer significant losses with respect to these investments which would negatively impact the Fund’s operating performance and its ability to make distributions.
If the Fund enters into joint ventures, the Fund will not have sole decision-making authority with respect to the joint venture and the Fund’s joint venture partners could take actions that decrease the value of an investment to the Fund and lower the Fund’s overall return.
The Fund may in the future enter into joint ventures with third parties to make investments. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. The Fund will not, however, invest in a joint venture in which Colony NorthStar, the Advisers, or any of their directors or officers or any of their affiliated persons (as defined in the 1940 Act) has an interest except as permitted by existing regulatory guidance under the 1940 Act, including SEC interpretive positions, or pursuant to an exemptive order from the SEC and with a determination of the Board (including a majority of the Fund’s disinterested directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Fund.
The Fund may not have sole decision-making authority and may not be able to take actions to protect its interests in its investments. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:
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the joint venture partner in an investment could become insolvent or bankrupt;

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fraud or other misconduct by the joint venture partners;

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the Fund may share decision-making authority with its joint venture partner regarding certain major decisions affecting the ownership of the joint venture and the joint venture property, such as the sale of the property or the making of additional capital contributions for the benefit of the property, which may prevent the Fund from taking actions that are opposed by its joint venture partner;

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under certain joint venture arrangements, neither party may have the power to control the venture and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investments, and this impasse could have an adverse impact on the joint venture, which could adversely impact the operations and profitability of the joint venture and/or the amount and timing of distributions the Fund receives from such joint venture;

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the joint venture partner may at any time have economic or business interests or goals that are or that become in conflict with the Fund’s business interests or goals, including, for instance, the operation of the properties;

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the joint venture partners may be structured differently than the Fund for tax purposes and this could create conflicts of interest and risk to the Fund’s ability to qualify as a REIT;

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the Fund may rely upon its joint venture partners to manage the day-to-day operations of the joint venture and underlying assets, as well as to prepare financial information for the joint venture and any failure to perform these obligations may have a negative impact on the Fund’s performance and results of operations;

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the joint venture partner may experience a change of control, which could result in new management of the joint venture partner with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

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such joint venture partner may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s policies or objectives; including the Fund’s policy with respect to maintaining its qualification as a REIT;

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the terms of the joint ventures could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity;

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the joint venture partners may not have sufficient personnel or appropriate levels of expertise to adequately support the Fund’s initiatives; and

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to the extent it is permissible and approved for the Fund to partner with other managed companies, Colony NorthStar may have conflicts of interest that may not be resolved in the Fund’s favor.

In addition, disputes between the Fund and its joint venture partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and directors from focusing their time and efforts on the Fund’s business. Any of the above might subject the Fund to liabilities and thus reduce its returns on the investment with that joint venture partner.
Further, in some instances, the Fund or its joint venture partner may have the right to trigger a buy-sell arrangement, which could cause the Fund to sell its interest, or acquire its partner’s interest, at a time when the Fund otherwise would not have initiated such a transaction. The Fund’s ability to acquire its partner’s interest may be limited if the Fund does not have sufficient cash, available borrowing capacity or other capital resources. In such event, the Fund may be forced to sell its interest in the joint venture when the Fund would otherwise prefer to retain it.
The price the Fund pays for acquisitions of a CRE Property Investment will be based on the Fund’s projections of market demand, occupancy and rental income, as well as on market factors, and the Fund’s return on its investment may be lower than expected if any of the Fund’s projections are inaccurate.
The price the Fund pays for a CRE Property Investment will be based on the Fund’s projections of market demand, occupancy levels, rental income, the costs of any development, redevelopment or renovation of a property, borrower expertise and other factors. In addition, as the real estate market continues to strengthen with the improvement of the U.S. economy, the Fund will face increased competition, which may drive up prices for real estate assets or make loan origination terms less favorable to the Fund. If any of the Fund’s projections are inaccurate or it ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.
In the event the Fund obtains options to acquire properties, it may lose the amount paid for such options whether or not the underlying property is purchased.
The Fund may obtain options to acquire certain properties. The amount paid for an option, if any, is normally surrendered if the property is not purchased and may or may not be credited against the purchase price if the property is purchased. Any unreturned option payments will reduce the amount of cash available for further investments or distributions to the Fund’s shareholders.
Risks Associated with Certain Specific Types of the Fund’s CRE Property Investments.
The Fund’s investments in office properties are subject to the risks associated with those risks faced by the tenants of the office properties.
The Fund’s investments in office properties are subject to risks that the tenants of those office properties face, including the overall health of the economy, the possibility of a downturn in the businesses operated by the tenants, lack of demand or obsolescence or the products or services provided by the tenants, and the non-competitiveness of the office tenants relative to their competitors. The impact of any of these factors on the businesses of the Fund’s office property tenants could result in an inability of those tenants to make or continue to make lease payments to the Fund, which could result in a material adverse effect on the Fund’s projections for income from these office properties and consequently the ability of the Fund to make distributions to its shareholders.
The Fund’s investments in retail properties may decline in rental revenue or occupancy as a result of co-tenancy provisions contained in certain tenant’s leases.
Tenants of certain of the Fund’s investments in retail properties have leases that contain certain co-tenancy provisions that require either certain tenants or certain amounts of square footage to be occupied and open for business. If these co-tenancy provisions are not satisfied then other tenants of these properties may have the right to, among other things, pay reduced rents and/or terminate the lease. As a result the loss of a single tenant on these properties, and the triggering of these co-tenancy provisions, could result in reduced rental income or reduced occupancy with respect to these properties, which could have a material adverse effect on the Fund’s business, financial condition and results of operations.
The tenants of the Fund’s retail properties will face competition from numerous other retail channels.
Retailers leasing the Fund’s properties will face continued competition from discount or value retailers, factory outlet centers, wholesale clubs, mail order catalogues and operators, television shopping networks and shopping via the Internet. Such competition could adversely affect the Fund’s tenants and, consequently, the Fund’s revenues and funds available for distribution.
The tenants of the Fund’s industrial properties may be adversely affected by a decline in manufacturing activity in the United States.
Fluctuations in manufacturing activity in the United States may adversely affect the tenants of the Fund’s industrial properties and therefore the demand for and profitability of its industrial properties. Manufacturing activity is also affected by the overall health of the economy and other factors such as downturns in the manufacturing sector, processing and shipping and cost of goods produced. Trade agreements with foreign countries have given employers the option to utilize less expensive foreign manufacturing workers. Outsourcing manufacturing activities could reduce the demand for U.S. workers, thereby reducing the profitability of the Fund’s industrial tenants and the demand for and profitability of the Fund’s industrial properties.

Short-term multifamily and apartment leases on the Fund’s multifamily investments expose the Fund to the effects of declining market rent, which could adversely impact the Fund’s ability to pay distributions to its shareholders.
The Fund expects that substantially all of its apartment or other multifamily leases will be for a term of one year or less. Because these leases generally permit the residents to leave at the end of the lease term without penalty, the Fund’s rental revenues from these multifamily properties may be impacted by declines in market rents more quickly than if the Fund’s leases were for longer terms.
Multifamily properties that have significant vacancies could be difficult to sell, which could diminish the return on these properties.
A multifamily property may incur vacancies either by the expiration and non-renewal of tenant leases or the continued default of tenants under their leases. If vacancies continue for a long period of time, the Fund may suffer reduced revenues resulting in less cash available to distribute to shareholders. In addition, the resale value of the property could be diminished because the market value of a particular multifamily property depends principally upon the value of the cash flow generated by the leases associated with that property. Such a reduction on the resale value of a property could also reduce the value of the Fund’s shareholders’ investment in the Fund.
Competition from other apartment communities for tenants could reduce the Fund’s profitability and the return on its shareholders’ investment.
The multifamily industry is highly competitive. This competition could reduce occupancy levels and revenues at the Fund’s apartment communities, which would adversely affect the Fund’s operations. The Fund expects to face competition from many sources. The Fund will face competition from other apartment communities both in the immediate vicinity and in the larger geographic market where the Fund’s apartment communities are located. Overbuilding of apartment communities may occur. If so, this will increase the number of apartment units available and may decrease occupancy and apartment rental rates. In addition, increases in operating costs due to inflation may not be offset by increased apartment rental rates.
Increased competition and increased affordability of single-family homes could limit the Fund’s ability to retain residents, lease apartment units or increase or maintain rents.
The Fund’s multifamily apartment communities compete with numerous housing alternatives in attracting residents, including single-family homes, as well as owner occupied single- and multifamily homes available to rent. Competitive housing in a particular area and the continued affordability of owner occupied single- and multifamily homes available to rent or buy could adversely affect the Fund’s ability to retain the Fund’s residents, lease apartment units and increase or maintain rental rates.
The Fund’s investments in other alternative CRE properties each have risks specific to those types of CRE properties.
The Fund intends to invest in other alternative CRE properties including but not limited to student housing, data centers, self-storage, wireless towers, truck terminals, single family rentals, manufactured housing, hospitality, and medical and healthcare facilities, including hospitals, medical office buildings, senior housing, skilled nursing facilities, assisted living facilities, and research facilities. Any such alternative CRE properties that the Fund makes could be subject to the following risks:
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Costs of complying with the Americans with Disabilities Act of 1990, as amended;

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Regulation imposed on seniors housing by federal, state, and local governmental entities;

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Licensing and certification requirements for participation in government programs including obtaining certificates of need;

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Inability of seniors to afford monthly resident fees or entrance fees associated with seniors housing;

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Reduction in reimbursement rates from third party payors such as Medicare or Medicaid

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Dependence on the technology industry and continuing demand for technology-related real estate;

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Customized characteristics of alternative CRE properties such as research facilities or data centers that would make them unsuitable for other purposes without significant expenditures or renovations;

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Development by tenants of their own alternative CRE properties and reduction in demand for the Fund’s newly developed alternative CRE properties;

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Obsolescence of certain alternative CRE properties as a result of rapidly changing technology, evolving industry standards, shifting distribution channels, and changing tenant demands;

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Short-term and seasonal leasing demands associated with student housing;

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Dependence on computer systems, telecommunications and the Internet to process transactions, summarize results and manage business activities;

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Security breaches or a failure of networks, systems or technology;

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Merger or consolidation of tenants of wireless cell towers, which would result in the decommissioning of certain communications sites due to redundancy of tenants’ networks; and

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Seasonal risks of and competition within the hospitality industry.

Risks Associated with the Fund’s CRE Debt Investments
The CRE Debt Investments the Fund will originate and invest in and mortgage loans underlying such investments the Fund will invest in are subject to risks of delinquency, taking title to collateral, loss and bankruptcy of the borrower under the loan. If the borrower defaults, it may result in losses to the Fund.
The Fund’s CRE Debt Investments will be secured by CRE and will be subject to risks of delinquency, loss, taking title to collateral and bankruptcy of the borrower. The ability of a borrower to repay a loan secured by CRE is typically dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced or is not increased, depending on the borrower’s business plan, the borrower’s ability to repay the loan may be impaired. If a borrower defaults or declares bankruptcy and the underlying asset value is less than the loan amount, the Fund will suffer a loss. In this manner, real estate values could impact the value of the Fund’s CRE Debt Investments and CRE Securities investments. Therefore, the Fund’s investments will be subject to the risks typically associated with real estate.
Additionally, the Fund may suffer losses for a number of reasons, including the following, which could have a material adverse effect on the Fund’s financial performance:
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If the value of the CRE or other assets owned by the Fund or securing the Fund’s CRE Debt Investments deteriorates.   The majority of the Fund’s CRE Debt Investments are substantially non-recourse. In the event of a default by a borrower on a non-recourse loan, the Fund will only have recourse to the real estate-related assets (including escrowed funds and reserves, if any) collateralizing the debt. In addition, there can be no assurance that the value of the assets owned by the Fund or securing the CRE Debt Investments will not deteriorate over time due to factors beyond the Fund’s control, as was the case during the credit crisis and as a result of the recent economic recession. Further, the Fund may not know whether the value of these CRE properties has declined below levels existing on the dates of origination. If the value of the CRE properties drop, the Fund’s risk will increase because of the lower value of the collateral and reduction in borrower equity associated with the related CRE debt. If a borrower defaults and the mortgaged real estate or other borrower assets collateralizing such CRE debt are insufficient to satisfy the loan, the Fund may suffer a loss of principal or interest.

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If a borrower or guarantor defaults on recourse obligations under a CRE Debt Investment.   The Fund will sometimes obtain personal or corporate guarantees from borrowers or their affiliates. These guarantees are often triggered only upon the occurrence of certain trigger, or “bad boy,” events. In cases where guarantees are not fully or partially secured, the Fund will typically rely on financial covenants from borrowers and guarantors which are designed to require the borrower or guarantor to maintain certain levels of creditworthiness. As a result of challenging economic and market conditions, many borrowers and guarantors faced, and continue to face, financial difficulties and were unable, and may continue to be unable, to comply with their financial covenants. If the economy does not strengthen, the Fund’s borrowers could experience additional financial stress. Where the Fund does not have recourse to specific collateral pledged to satisfy such guarantees or recourse loans, it will only have recourse as an unsecured creditor to the general assets of the borrower or guarantor, some or all of which may be pledged to satisfy other lenders. There can be no assurance that a borrower or guarantor will comply with its financial covenants or that sufficient assets will be available to pay amounts owed to the Fund under the CRE debt and related guarantees.
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The Fund’s due diligence may not reveal all of a borrower’s liabilities and may not reveal other weaknesses in its business.   Before making a loan to a borrower, the Fund will assess the strength and skills of an entity’s management and other factors that it believes are material to the performance of the investment. This underwriting process is particularly important and subjective with respect to newly organized entities because there may be little or no information publicly available about the entities. In making the assessment and otherwise conducting customary due diligence, the Fund will rely on the resources available to it and, in some cases, an investigation by third parties. There can be no assurance that the due diligence processes will uncover all relevant facts or that any investment will be successful. Furthermore, historic performance evaluated in connection with the Fund’s underwriting process may not be indicative of future performance.

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Delays in liquidating defaulted CRE Debt Investments could reduce the Fund’s investment returns. The occurrence of a default on a CRE Debt Investment could result in the Fund taking title to collateral. However, the Fund may not be able to take title to and sell the collateral securing the loan quickly. Taking title to collateral can be an expensive and lengthy process that could have a negative effect on the return on the Fund’s investment. Borrowers often resist when lenders, such as the Fund, seek to take title to collateral by asserting numerous claims, counterclaims and defenses, including but not limited to lender liability claims, in an effort to prolong the foreclosure action. In some states, taking title to collateral can take several years or more to resolve. At any time during a foreclosure proceeding, for instance, the borrower may file for bankruptcy, which would have the effect of staying the foreclosure action and further delaying the foreclosure process. The resulting time delay could reduce the value of the Fund’s investment in the defaulted loans. Furthermore, an action to take title to collateral securing a loan is regulated by state statutes and regulations and is subject to the delays and expenses associated with lawsuits if the borrower raises defenses, counterclaims or files for bankruptcy. In the event of default by a borrower, these restrictions, among other things, may impede the Fund’s ability to take title to and sell the collateral securing the loan or to obtain proceeds sufficient to repay all amounts due to the Fund on the loan. In addition, the Fund may be forced to operate any collateral for which it takes title for a substantial period of time, which could be a distraction for its management team and may require it to pay significant costs associated with such collateral. The Fund may not recover any of its investment even if it takes title to collateral.

Provision for loan losses is difficult to estimate, particularly in a challenging economic environment.
In a challenging economic environment, the Fund may experience an increase in provisions for loan losses and asset impairment charges, as borrowers may be unable to remain current in payments on loans and declining property values weaken the Fund’s collateral. The determination of provision for loan losses will require the Fund to make certain estimates and judgments, which may be difficult to determine, particularly in a challenging economic environment. The Fund’s estimates and judgments will be based on a number of factors, including projected cash flow from the collateral securing the Fund’s CRE Debt Investments, including the availability of reserves and recourse guarantees, likelihood of repayment in full at the maturity of a loan, potential for refinancing and expected market discount rates for varying property types, all of which remain uncertain and are subjective. The Fund’s estimates and judgments may not be correct, particularly during challenging economic environments, and, therefore, the Fund’s results of operations and financial condition could be severely impacted.

The Fund may make investments in assets with lower credit quality, including below investment grade securities, referred to as “high yield” and “junk bonds,” which may increase its risk of losses.
The Fund may invest in unrated or non-investment grade CRE Debt Investments or certain CRE Securities, enter into leases with unrated tenants or participate in subordinate, unrated or distressed mortgage loans. Securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated are referred to as “high yield” securities and “junk bonds,” and may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The non-investment grade ratings for these assets typically result from the overall leverage of the loans, the lack of a strong operating history for the properties underlying the loans or securities, the borrowers’ credit history, the properties’ underlying cash flow or other factors. Because the ability of obligors of properties and mortgages, including mortgage loans underlying CMBS, to make rent or principal and interest payments may be impaired during an economic downturn, prices of lower credit quality investments and CRE Debt Investments or certain CRE Securities may decline. As a result, these investments may have a higher risk of default and loss than investment grade rated assets. The existing credit support in the securitization structure may be insufficient to protect the Fund against loss of principal on these investments. Any loss the Fund may incur may be significant and may reduce distributions and may adversely affect the value of the shares.
Floating-rate CRE Debt Investments, which is often associated with transitional assets, may entail greater risks of default to the Fund than fixed-rate CRE Debt Investments.
Floating-rate loans are often, but not always, associated with transitional properties as opposed to those with highly stabilized cash flow. Floating-rate CRE Debt Investments on such transitional properties may have higher delinquency rates than fixed-rate loans. Borrowers with floating-rate loans may be exposed to increased monthly payments if the related interest rate adjusts upward from the initial fixed rate in effect during the initial period of the loan to the rate calculated in accordance with the applicable index and margin. Increases in a borrower’s monthly payment, as a result of an increase in prevailing market interest rates may make it more difficult for the borrowers with floating-rate loans to repay the loan and could increase the risk of default of their obligations under the loan.
Risks Associated with the Fund’s PERE Funds
The Fund may not have sole decision-making authority over the PERE Funds and may be unable to take actions to protect its interests in these investments.
Once the Adviser has selected PERE Funds in which it intends for the Fund to invest, the Advisers may have limited or no control over the investment decisions made by any such PERE Fund, although the Adviser may evaluate regularly each PERE Fund and its institutional asset manager to determine whether their respective investment programs are consistent with the Fund’s investment objectives and the Fund’s ability to qualify as a REIT. Even though the PERE Funds are subject to certain constraints, the asset managers may change aspects of their investment strategies at any time. The Advisers’ ability to withdraw an investment or allocate away from the PERE Funds, may be constrained by limitations imposed by the PERE Funds, which may prevent the Fund from actively managing its portfolio away from underperforming PERE Funds or in uncertain markets. The Advisers will be dependent on information provided by the PERE Fund, including quarterly unaudited financial statements, which, if inaccurate, could adversely affect the Advisers’ ability to manage the Fund’s investment portfolio in accordance with its investment objectives. By investing in the Fund, a shareholder will not be deemed to be an investor in any PERE Fund and will not have the ability to exercise any rights attributable to an investor in any such PERE Fund related to their investment.
The PERE Funds will not be registered as investment companies under the 1940 Act and as a result, the Fund will not have the benefit of the 1940 Act’s protective provisions.
The PERE Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be able to avail itself of the protections of the 1940 Act with respect to the PERE Funds, including certain corporate governance protections, such as the requirement to have a majority disinterested directors serving on the board, statutory protections against self-dealings and joint transactions by the institutional asset managers and their affiliates, and leverage limitations. Furthermore, some of the institutional asset managers for the PERE Funds may not be registered under the Advisers Act.
The Fund may indirectly invest in CRE ownership through PERE Funds, which carry with it unique risks.
The Fund may invest in direct CRE ownership through CRE Property Investments or indirect ownership through certain CRE Securities or PERE Funds. The risks of investing in PERE Funds are generally related to: (i) the ability of the PERE Fund to select and manage successful investment opportunities; (ii) the quality of the investments in which a PERE Fund invests; (iii) the ability of a PERE Fund to liquidate its investments; and (iv) general economic conditions. Additionally, institutional asset managers of PERE Funds will charge the Fund asset-based fees and typically will also be entitled to receive performance-based on incentive compensation, including “carried interest” allocations of profits from the PERE Funds, which effectively will reduce the investment returns of the PERE Funds. These are in addition to the Management Fee paid to the Adviser. The fees the Fund pays to invest in a PERE Fund may be higher than if the institutional asset manager of the PERE Fund managed the Fund’s assets directly. With respect to PERE Fund investments, Fund shareholders will bear fees and expenses at the Fund level and also at the PERE Fund level.
Securities of PERE Funds, as well as the portfolio companies these funds invest in, tend to be more illiquid, and highly speculative. There is no regular market for interests in PERE Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the institutional asset manager of the PERE Fund and could occur at a discount to the stated NAV. If the Fund determines to sell its interest in a PERE Fund, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a quick sale.
Investments in PERE Funds may be held in non-voting form or with limited voting rights related to a certain percentage of its investment. To the extent that the Fund (i) holds non-voting interests, or (ii) contractually foregoes the right to vote its interests in a PERE Fund, the Fund will not be able to vote on matters that require the approval of the interest holders of the PERE Fund, including matters that may be adverse to the Fund’s interests. This restriction could diminish the influence of the Fund as compared to other investors in the PERE Fund, and could adversely affect the Fund’s investment in the PERE Fund, which could result in unpredictable and potentially adverse effects on the Fund.
The Fund’s acquisitions of investments in PERE Funds in Secondary Transactions are based on available information and assumptions.
The Fund may acquire investments in PERE Funds from one or more sellers who are existing investors in the PERE Funds in one or more Secondary Transactions. The overall performance of these investments acquired in a Secondary Transaction will depend largely on the acquisition price paid for such investments, which may be negotiated based on incomplete or imperfect information, including valuations provided by the institutional asset managers, which may be based on interim unaudited financial statements, research, market data or other information available to the manager. Such information may prove to be incomplete or imperfect, which could adversely affect the performance of the investments. Additionally, in determining the acquisition price, the Fund will be relying on certain assumptions with respect to the investments held by the PERE Funds, projected exit dates, future operating results, market conditions, the timing and manner of dispositions and other similar considerations. Actual realized returns on investment will depend on various factors, including future operating results, market conditions at the time of disposition, legal and contractual restrictions on transfer that may limit liquidity, any related transaction costs, and the timing and manner of disposition, all of which may materially differ from the assumptions on which the Fund relied in negotiating the acquisition price.
The Fund may agree to a deferred component of the purchase price for the acquisition of an investment in a PERE Fund through a Secondary Transaction, which increases the Fund’s leverage and may create additional risks.
The Fund may agree with a seller for all or a portion of the purchase price for an investment of a PERE Fund acquired in a Secondary Transaction to be paid by it over a period of time (a “Deferred

Purchase Price Acquisition”), which increases the Fund’s leverage by the amount of the deferred payment obligation. In addition, the terms of any Deferred Purchase Price Acquisition may require the Fund to pay all or a portion of cash flows received from the portfolio funds to the seller to reduce the unpaid purchase price.
Investment acquired in Secondary Transactions may include a pool of portfolio funds that are acquired on an “all or nothing” basis.
The Fund may have the opportunity to acquire a portfolio of portfolio funds, including interests in PERE Funds, from a seller on an “all or nothing” basis. Certain of the PERE Funds in the portfolio may be less attractive (for commercial, tax, legal or other reasons) than others, and certain of the sponsors of such PERE Funds may be more familiar to the Fund than others, or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Fund to carve out from such purchases those investments which the Fund considers (for commercial, tax, legal or other reasons) less attractive. In addition, because the purchaser in a Secondary Transaction generally will step into the position of the seller, the Fund generally will not have the ability to modify or amend a PERE Fund’s constituent documents (e.g. LP agreement) or otherwise negotiate the legal or economic terms of the interests being acquired. Additionally, the Fund’s acquisition of portfolio funds in a Secondary Transaction will generally be subject to the consent of each PERE Fund institutional asset manager and may, in some cases, be subject to rights of first refusal or similar rights by existing PERE Fund investors. In the event an institutional asset manager withholds its consent to a transfer to the Fund or the investors in a PERE Fund exercise any rights of first refusal to acquire all or a portion of the interests to be transferred to the Fund, it could adversely impact the performance of the PERE Funds and consequently, the Fund’s investment in it.
Certain PERE Fund investments may be short-lived assets and the Fund may not be able to reinvest capital in comparable investments.
Because certain PERE Fund investments are short-lived, the Fund may be unable to reinvest the distributions received from the PERE Funds in investments with similar returns, which could adversely impact the Fund’s performance.
The Fund’s investments in Underlying Funds (as defined below) will not be subject to the leverage restrictions imposed by the 1940 Act.
The Fund will be subject to the risk that the leverage of a PERE Fund, a Real Estate Investment Vehicle, or REIT (each, an “Underlying Fund”) may exceed the limits under the 1940 Act and as a result, the Fund could be effectively leveraged in an amount exceeding the limitations imposed by the 1940 Act. In addition to any borrowing utilized by the Fund, the Underlying Funds in which the Fund invests may utilize financial leverage. The Underlying Funds may be able to borrow, subject to the limitations of their charters and operative documents. The Underlying Funds may not be subject to the limitations imposed by the 1940 Act regarding the use of leverage with respect to which registered investment companies, including the Fund, are subject. To that end, the Fund intends to limit its direct borrowing to an amount that does not exceed 33 1∕3% of the Fund’s gross asset value. Furthermore, the Underlying Funds typically will hold their investments in entities organized as REITs, corporations or other entities, and this may allow the Fund’s risk of loss to be limited to the amount of its investment in the Underlying Fund. While leverage presents opportunities for increasing the Fund’s total return, it has the effect of potentially increasing losses as well.
The Underlying Funds may pursue investment strategies that compete with each other or do not align with those of the Fund.
Also, the Fund’s investments in any particular Underlying Fund could increase the level of competition for the same trades that other Underlying Funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to invest in or liquidate a position in a particular security at a price consistent with the Advisers’ strategy.
The valuations of the Fund’s investments in the PERE Funds provided by the institutional asset managers of such PERE Funds may not be accurate or reliable.
The valuation of the Fund’s investments in PERE Funds will be determined by the institutional asset managers of those PERE Funds, which valuation may not be accurate or reliable. While the valuation of the Fund’s publicly traded securities are more readily ascertainable, the Fund’s ownership interests in PERE Funds are not publicly traded and the Fund will depend on the institutional asset manager to a PERE Fund to provide a valuation of those investments. Moreover, the valuation of the Fund’s investment in a PERE Fund, as provided by an institutional asset manager for its assets as of a specific date, may vary from the actual sales price of its assets or any secondary market value price for the Underlying Fund’s interest, if such investments were sold to a third party. For information about the value of the Fund’s investment in PERE Funds, the Advisers will be dependent on information provided by the PERE Funds, including quarterly unaudited financial statements, which, if inaccurate, could adversely affect the Advisers’ ability to accurately value the Fund’s shares.
The Fund’s investments in PERE Funds and certain CRE Securities may be subject to the credit risks of the borrowers of debt investments held by such PERE Funds or certain CRE Securities issuers.
The Fund’s investments in PERE Funds and certain CRE Securities may be subject to the credit risks of any borrowers of the debt investments held by certain of the PERE Funds or CRE Securities. There is a risk that borrowers to certain PERE Funds or CRE Securities in which the Fund invests will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of an investment and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the investment. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of an investor’s investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.
Risks Associated with CRE Securities
The Fund’s investments in the securities of publicly traded REITs will be subject to the risks affecting these REITs directly.
The Fund’s investments in the securities of publicly traded REITs will be subject to a variety of risks affecting those REITs directly. Investments (directly or indirectly) in REITs will subject the Fund to various risks. Share prices of publicly traded REITs may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
The Fund’s investments in the unsecured debt of publicly traded REITs will be subject to the credit risk of those REITs.
The Fund may also acquire senior unsecured debt of publicly traded REITs that acquire and hold real estate. Publicly traded REITs may own large, diversified pools of CRE properties or they may focus on a specific type of property, such as regional malls, office properties, apartment properties and industrial warehouses. Publicly traded REITs typically employ leverage, which magnifies the potential for gains and the risk of loss.
The Fund will face certain risks specific to its investments in REOCs.
The Fund’s investments in REOCs expose the Fund to unique risks associated with REOCs, including REOC management fees and expenses, volatility in trading markets, and poor performance of the REOC’s holdings. REOCs, like REITs, expose the Fund to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; destruction of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REOCs may also be affected by risks similar to investments in debt securities, including changes in interest rates and the quality of credit extended. REOCs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type which increase the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments that the REOC holds could reduce the cash flow needed to make distributions to investors.
The Fund may invest in a variety of CRE Securities, including CMBS and other subordinate securities, which entail certain heightened risks.
The Fund may invest in a variety of CRE Securities, including CMBS and other subordinate securities, which entail certain heightened risks such as being subject to the first risk of loss if any losses are realized and which may be required to absorb all of the losses and expenses of the investment before the more senior tranches would be required to do so. CMBS entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. Consequently, CMBS and other CRE Securities will be adversely affected by payment defaults, delinquencies and losses on the underlying mortgage loans, which increase during times of economic stress and uncertainty. Furthermore, if the rental and leasing markets deteriorate, including by decreasing occupancy rates and decreasing market rental rates, it could reduce cash flow from the mortgage loan pools underlying the CMBS investments that the Fund may make. The market for CRE Securities is dependent upon liquidity for refinancing and may be negatively impacted by a slowdown in new issuance.
Additionally, CRE Securities such as CMBS may be subject to particular risks, including lack of standardized terms and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. The value of CRE Securities may change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the CRE debt market as a whole. Additional risks may be presented by the type and use of a particular CRE property, as well as the general risks relating to the net operating income from and value of any commercial property. The exercise of remedies and successful realization of liquidation proceeds relating to CRE Securities may be highly dependent upon the performance of the servicer or special servicer. Expenses of enforcing the underlying mortgage loan (including litigation expenses) and expenses of protecting the properties securing the loan may be substantial. Consequently, in the event of a default or loss on one or more loans contained in a securitization, the Fund may not recover a portion or all of its investment. Ratings for CRE Securities can also adversely affect their value.
The Fund will be exposed to the various risks associated with investments in CMBS.
The Fund may invest in CMBS, which represent interests in pools of commercial mortgages that are principally secured by CRE properties, and thus an investment in CMBS is subject to all the risks of the underlying commercial mortgages. Mortgage loans on commercial properties often are structured so that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity (as a “balloon payment”), and repayment of a significant portion of loan principal thus often depends upon the future availability of real estate financing and/or upon the value and salability of the real estate at the relevant time. Therefore, the unavailability of real estate financing may lead to default on the mortgage loan. Most commercial mortgage loans underlying CMBS are effectively nonrecourse obligations of the applicable borrowers, meaning that there is no recourse against a borrower’s assets other than the specific property encumbered as security. If borrowers are not able or willing to refinance or dispose of the encumbered property to pay the principal and interest owed on such mortgage loans, payments on the related CMBS (particularly subordinated classes of CMBS) will likely be adversely affected. The ultimate extent of the loss, if any, to the classes of CMBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed-in-lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks and governmental disclosure requirements with respect to the condition of the property may make a third-party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related CMBS. Revenues from the assets underlying a commercial mortgage loan and related CMBS may be retained by the borrower and/or used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenues generally are not recoverable without a court-appointed receiver to control cash flow from the collateral. In a rising interest rate environment, the value of CMBS may be adversely affected when payments on the underlying mortgages do not occur as anticipated, resulting in an extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer term investment. The holder of CMBS does not have a contractual relationship with the borrowers of the underlying commercial mortgage loans and typically has no right directly to enforce compliance by the borrowers with the terms of the loan agreements, nor any rights of set-off against the borrowers, nor will it have the right to object to certain changes to the underlying loan agreements, nor to move directly against the collateral supporting the related loans. CMBS investments are subject to the credit risk associated with the performance of the underlying commercial mortgages, are often less liquid, particularly in periods of stress, are generally more complex and less transparent, and may have more complicated tax profiles than traditional investments. The Fund may invest in subordinated classes of CMBS, which involve greater credit risk, tend to be less liquid and may be more difficult to value than senior classes of CMBS to the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payments on subordinate CMBS will not be fully paid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may substantially decrease the liquidity and value of subordinated CMBS, especially in a thinly traded market. Subordinated classes of CMBS may include lower-rated or unrated securities that are considered speculative with respect to the issuer’s continuing ability to pay principal and interest in accordance with their terms.
Certain of the Fund’s CRE Securities investments may be adversely affected by changes in credit spreads.
Certain CRE Securities investments the Fund may invest in are subject to changes in credit spreads. When credit spreads widen, the economic value of the Fund’s investments decrease even if such investment is performing in accordance with its terms and the underlying collateral has not changed.
Risks Related to the Fund’s Financing Strategy
The Fund may be unable to obtain financing required to acquire or originate investments as contemplated in its business plan, which could compel it to restructure or abandon a particular acquisition or origination and harm its ability to make distributions.
The Fund expects to fund a portion of its investments with financing. The Fund’s business may be adversely affected by disruptions in the debt and equity capital markets and institutional lending market, including the lack of access to capital or prohibitively high costs of obtaining or replacing capital. Access to the capital markets and other sources of liquidity was severely disrupted during the credit crisis and, despite recent improvements, the markets could suffer another severe downturn and another liquidity crisis could emerge. There can be no assurance that any financing will be available to the Fund in the future on acceptable terms, if at all, or that it will be able to satisfy the conditions precedent required to use its credit facilities, if entered into, which could reduce the number, or alter the type, of investments that the Fund would make otherwise. This may reduce the Fund’s income. To the extent that financing proves to be unavailable when needed, the Fund may be compelled to modify its investment strategy to optimize the performance of the portfolio. Any failure to obtain financing could have a material adverse effect on the continued development or growth of the Fund’s business and harm the Fund’s ability to operate and make distributions.
The Fund may not successfully align the maturities of its liabilities with the maturities on its assets, which could harm the Fund’s operating results and financial condition.
The Fund’s general financing strategy is focused on the use of  “match-funded” structures. This means that the Fund will seek to align the maturities of its liabilities with the maturities on its assets in order to manage the risks of being forced to refinance its liabilities prior to the maturities of its assets. In addition, the Fund plans to match interest rates on its assets with like-kind borrowings, so fixed-rate investments are financed with fixed-rate borrowings and floating-rate assets are financed with floating-rate borrowings, directly or indirectly through the use of interest rate swaps, caps and other financial instruments or through a combination of these strategies. The Fund may fail to appropriately employ match-funded structures on favorable terms, or at all. The Fund may also determine not to pursue a fully match-funded strategy with respect to a portion of its financings for a variety of reasons. If the Fund fails to appropriately employ match-funded strategies or determines not to pursue such a strategy, its exposure to interest rate volatility and exposure to matching liabilities prior to the maturity of the corresponding asset may increase substantially which could harm the Fund’s operating results, liquidity and financial condition.
The Fund’s performance can be negatively affected by fluctuations in interest rates and shifts in the yield curve may cause losses.
The Fund’s financial performance will be influenced by changes in interest rates; in particular, such changes may affect certain of the Fund’s CRE Debt Investments and CRE Securities to the extent such debt does not float as a result of floors or otherwise. Changes in interest rates, including changes in expected interest rates or “yield curves,” affect the Fund’s business in a number of ways. Changes in the general level of interest rates can affect the Fund’s net interest income, which is the difference between the interest income earned on the Fund’s interest-earning assets and the interest expense incurred in connection with its interest-bearing borrowings and hedges. Changes in the level of interest rates also can affect, among other things, the Fund’s ability to acquire certain of the CRE Securities, acquire or originate certain of the CRE Debt Investments at attractive prices and enter into hedging transactions. Interest rates are highly sensitive to many factors, including governmental monetary and tax policies, domestic and international economic and political conditions, and other factors beyond its control. If market interest rates increase further in the future, the interest rate on any variable rate borrowings will increase and will create higher debt service requirements, which would adversely affect the Fund’s cash flow and could adversely impact the Fund’s results of operations.
Interest rate changes may also impact the Fund’s net book value as certain CRE Securities and hedge derivatives, if any, are marked to market each quarter. Generally, as interest rates increase, the value of the Fund’s fixed rate securities decreases, which will decrease the book value of the Fund’s equity.
Furthermore, shifts in the U.S. Treasury yield curve reflecting an increase in interest rates would also affect the yield required on certain of the CRE Securities and therefore their value. For instance, increasing interest rates would reduce the value of the fixed rate assets the Fund holds at the time because the higher yields required by increased interest rates result in lower market prices on existing fixed rate assets in order to adjust the yield upward to meet the market and vice versa. This would have similar effects on the Fund’s CRE Securities portfolio and the Fund’s financial position and operations as a change in interest rates generally.
In a period of rising interest rates, the Fund’s interest expense could increase while the interest it earns on its fixed-rate assets or LIBOR capped floating rate assets would not change, which would adversely affect the Fund’s profitability.
The Fund’s operating results will depend in large part on differences between the income from the Fund’s assets less its operating costs, reduced by any credit losses and financing costs. Income from the Fund’s assets may respond more slowly to interest rate fluctuations than the cost of its borrowings. Consequently, changes in interest rates, particularly short-term interest rates, may significantly influence the Fund’s net income. Increases in these rates may decrease the Fund’s net income and fair value of the Fund’s assets. Interest rate fluctuations resulting in the Fund’s interest expense exceeding the income from the Fund’s assets would result in operating losses for the Fund and may limit the Fund’s ability to make distributions. In addition, if the Fund needs to repay existing borrowings during periods of rising interest rates, it could be required to liquidate one or more of its investments at times that may not permit realization of the maximum return on those investments, which would adversely affect the Fund’s profitability.
Hedging against interest rate and currency exposure may adversely affect the Fund’s earnings, limit its gains or result in losses, which could adversely affect cash available for distribution.
The Fund may enter into swap, cap or floor agreements or pursue other interest rate or currency hedging strategies, to the extent permitted by the 1940 Act. The Fund’s hedging activity will vary in scope based on interest rate levels, currency exposure, the type of investments held and other changing market conditions. Interest rate and/or currency hedging may fail to protect or could adversely affect the Fund because, among other things:

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interest rate or currency hedging can be expensive, particularly during periods of rising and volatile interest rates;

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available interest rate or currency hedging may not correspond directly with the risk for which protection is sought;

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the duration of the hedge may not match the duration of the related liability or asset;

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the credit quality of the party owing money on the hedge may be downgraded to such an extent that it impairs the Fund’s ability to sell or assign its side of the hedging transaction;

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the counterparties with which the Fund trade may cease making markets and quoting prices in such instruments, which may render the Fund unable to enter into an offsetting transaction with respect to an open position;

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the party owing money in the hedging transaction may default on its obligation to pay; and

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the Fund may purchase a hedge that turns out not to be necessary, i.e., a hedge that is out of the money.

Any hedging activity the Fund engages in may adversely affect the Fund’s earnings, which could adversely affect cash available for distribution. Therefore, while the Fund may enter into such transactions to seek to reduce interest rate or currency risks, unanticipated changes in interest rates or exchange rates may result in poorer overall investment performance than if the Fund had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged or liabilities being hedged may vary materially. Moreover, for a variety of reasons, the Fund may not be able to establish a perfect correlation between hedging instruments and the investments being hedged. Any such imperfect correlation may prevent the Fund from achieving the intended hedge and expose it to risk of loss.
Hedging instruments often are not traded on regulated exchanges, guaranteed by an exchange or its clearinghouse or regulated by any U.S. or foreign governmental authorities and involve risks and costs.
The cost of using hedging instruments increases as the period covered by the instrument lengthens and during periods of rising and volatile interest rates. The Fund may increase its hedging activity and thus increase its hedging costs during periods when interest rates are volatile or rising and hedging costs have increased. In addition, hedging instruments involve risk since they often are not traded on regulated exchanges, guaranteed by an exchange or its clearing house, or regulated by any U.S. or foreign governmental authorities. Consequently, there are no regulatory or statutory requirements with respect to record keeping, financial responsibility or segregation of customer funds and positions. Furthermore, the enforceability of agreements underlying derivative transactions may depend on compliance with applicable statutory, commodity and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements. The business failure of a hedging counterparty with whom the Fund enters into a hedging transaction will most likely result in a default. Default by a party with whom the Fund enters into a hedging transaction may result in the loss of unrealized profits and force the Fund to cover its resale commitments, if any, at the then current market price. It may not always be possible to dispose of or close out a hedging position without the consent of the hedging counterparty and the Fund may not be able to enter into an offsetting contract in order to cover its risk. There can be no assurance that a liquid secondary market will exist for hedging instruments purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses.
The Fund may use short-term borrowings to finance its investments and it may need to use such borrowings for extended periods of time to the extent it is unable to access long-term financing. This may expose the Fund to increased risks associated with decreases in the fair value of the underlying collateral, which could have an adverse impact on the Fund’s results of operations.
While the Fund expects to seek non-recourse, non-mark-to-market, long-term financing through securitization financing transactions or other structures, such financing may be unavailable to it on favorable terms or at all. Consequently, the Fund may be dependent on short-term financing arrangements that are not matched in duration to its financial assets. Short-term borrowing through repurchase arrangements, credit facilities and other types of borrowings may put the Fund’s assets and financial condition at risk. Any such short-term financing may also be recourse to the Fund, which will increase the risk of its investments. The Fund’s financing structures may economically resemble short-term, floating-rate financing and usually require the maintenance of specific loan-to-collateral value ratios and other covenants. In the event that the Fund is unable to meet the collateral obligations for its short-term financing arrangements, the Fund’s financial condition could deteriorate rapidly.
The Fund may use leverage in connection with its investments, which may increase the risk of loss associated with its investments.
The Fund may finance the origination and acquisition of a portion of its investments with credit facilities, securitization financing transactions and other term borrowings of up to 33 1/3% of the Fund’s total assets, which may include repurchase agreements. The use of leverage may substantially increase the risk of loss and may cause the Fund to have higher expenses. The Fund’s ability to execute this strategy depends on various conditions in the financing markets that are beyond its control, including liquidity and credit spreads. The Fund may be unable to obtain financing on favorable terms or, with respect to its investments, on terms that parallel the maturities of the debt originated or acquired, if it is able to obtain financing at all and the lender may terminate or refuse to review any credit facility. If this strategy will not be viable, the Fund will have to find alternative forms of long-term financing for its assets, as secured revolving credit facilities and repurchase agreements may not accommodate long-term financing. This could subject the Fund to more restrictive recourse borrowings and the risk that debt service on less efficient forms of financing would require a larger portion of the Fund’s cash flow, thereby reducing cash available for distribution to the Fund, for the Fund’s operations and for future business opportunities.
The Fund may also seek securitization financing transactions with respect to some of its investments but it may be unable to do so on favorable terms, if at all. If alternative financing is not available on favorable terms, or at all, the Fund may have to liquidate assets at unfavorable prices to pay off such financing. The return on the Fund’s investments and cash available for distribution may be reduced to the extent that changes in market conditions cause the cost of the Fund’s financing to increase relative to the earnings that it can derive from the assets it originates or acquires.
Short-term borrowing through repurchase agreements, credit facilities and other borrowings may put the Fund’s assets and financial condition at risk. Repurchase agreements economically resemble short-term, floating-rate financing and usually require the maintenance of specific loan-to-collateral value ratios. If the fair value of the assets subject to a repurchase agreement decline, the Fund may be required to provide additional collateral or make cash payments to maintain the loan-to-collateral value ratio. If the Fund is unable to provide such collateral or cash repayments, it may lose its economic interest in the underlying assets. Further, such borrowings may require the Fund to maintain a certain amount of cash reserves or to set aside unleveraged assets sufficient to maintain a specified liquidity position that would allow the Fund to satisfy its collateral obligations. These facilities may be restricted to financing certain types of assets, such as first mortgage loans, which could impact the Fund’s asset allocation. In addition, such short-term borrowing facilities may limit the length of time that any given asset may be used as eligible collateral. As a result, the Fund may not be able to leverage its assets as fully as it would choose, which could reduce the Fund’s return on assets. In the event that the Fund is unable to meet these collateral obligations, the Fund’s financial condition could deteriorate rapidly.
The 1940 Act will limit the extent to which the Fund may use borrowings and “uncovered” transactions that may give rise to a form of leverage.
As a closed-end investment company that is registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC or SEC staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. Although the Fund does not intend to utilize derivative transactions for speculative purposes, the

Fund intends to cover any derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions and by offsetting derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1∕3% of its total assets, less all liabilities and indebtedness of the Fund not represented by senior securities. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.
In addition to any indebtedness incurred by the Fund, the special purpose vehicles that are wholly owned by the Fund or any subsidiary of the Fund, may also utilize leverage, including by mortgaging properties held by the special purpose vehicles, or by acquiring property with existing debt. Any such borrowings will generally be the sole obligation of each respective special purpose vehicle, without any recourse to any other special purpose vehicle and the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the special purpose vehicle, or the subsidiary of the Fund that owns such special purpose vehicle, will be consolidated in accordance with Regulation S-X and other accounting rules. If cash flow is insufficient to pay principal and interest on a special purpose vehicle’s borrowings, a default could occur, ultimately resulting in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to the Fund.
To the extent that subsidiaries of the Fund, directly incur leverage in the form of debt (as opposed to non-recourse borrowings made through special purpose vehicles), the amount of such recourse leverage used by the Fund and such subsidiaries, will be consolidated and treated as senior securities for purposes of complying with the 1940 Act’s limitations on leverage by the Fund. Accordingly, it is the Fund’s present intention to utilize leverage through debt or borrowings in an amount not to exceed 33 1∕3% of the Fund’s total assets (i.e., maintain 300% asset coverage), less the amount of any direct debt or borrowing by subsidiaries of the Fund.
Credit facilities may contain recourse obligations and any default could materially adversely affect the Fund’s business, liquidity and financial condition.
The Fund may finance certain of its investments through the use of repurchase agreements with one or more financial institutions. Obligations under certain repurchase agreements could be recourse obligations to the Fund and any default thereunder could result in margin calls and further force a liquidation of assets at times when the pricing may be unfavorable to the Fund. The Fund’s default under such repurchase agreements could negatively impact the Fund’s business, liquidity and financial condition.
The Fund may enter into a variety of arrangements to finance its investments, which may require it to provide additional collateral and significantly impact the Fund’s liquidity position.
The Fund may use a variety of structures to finance its investments. To the extent these financing arrangements contain mark-to-market provisions, if the market value of the investments pledged by the Fund declines due to credit quality deterioration, it may be required by its lenders to provide additional collateral or pay down a portion of its borrowings. In a weakening economic environment, the Fund would generally expect credit quality and the value of the investment that serves as collateral for its financing arrangements to decline, and in such a scenario, it is likely that the terms of its financing arrangements would require partial repayment from it, which could be substantial. Posting additional collateral to support its financing arrangements could significantly reduce the Fund’s liquidity and limit its ability to leverage its assets. In the event the Fund does not have sufficient liquidity to meet such requirements, its lenders can accelerate its borrowings, which could have a material adverse effect on the Fund’s business and operations.

Lenders may require the Fund to enter into restrictive covenants relating to its operations, which could limit the Fund’s ability to make distributions.
When providing financing, a lender may impose restrictions on the Fund that affect its distribution and operating policies and its ability to incur additional borrowings. Financing arrangements that the Fund may enter into may contain covenants that limit its ability to further incur borrowings and restrict distributions to the shareholders or that prohibit it from discontinuing insurance coverage or replacing any or all of the Advisers. Credit facilities the Fund may enter into may contain financial covenants, including a minimum unrestricted cash covenant. These or other limitations would decrease the Fund’s operating flexibility and its ability to achieve its operating objectives, including making distributions.
Risks Related to the Advisers and Their Affiliates
Colony NorthStar, an affiliate of the Advisers, faces risks different from those previously faced by NSAM, Colony and NorthStar Realty, which may affect its management of the Fund.
On January 10, 2017, pursuant to the merger agreement between NSAM, NorthStar Realty and Colony dated as of June 2, 2016 (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), NSAM, NorthStar Realty and Colony merged into Colony NorthStar through a series of mergers (the “Mergers”). As a result of the Mergers, Colony NorthStar is a diversified equity REIT with an embedded institutional and retail investment management business. In addition, following the Mergers, the Sub-Adviser is a subsidiary of Colony NorthStar.
The business of Colony NorthStar, an affiliate of the Advisers, differs from that of NSAM, Colony and NorthStar Realty, and, accordingly, the results of operations and financial condition of Colony NorthStar may be affected by factors different from those that affected NSAM’s, Colony’s or NorthStar Realty’s results of operations and financial condition prior to the Mergers, and such new factors may create new or increased risks in operations of Colony NorthStar and subsequently, adversely affect the management of the Fund. Examples of new or increased risks Colony NorthStar faces, which may impact the management of the Fund, include:
•
a large increase in the amount of assets under management and a diversification of types of assets under management, which may create risks related to scaling and combining of the platforms necessary to effectively manage the combined assets of certain affiliates of Colony NorthStar, and the Fund;

•
additional conflicts between and among certain affiliates of Colony NorthStar and the other clients of Colony NorthStar, which may not be resolved in the Fund’s favor;

•
certain affiliates of Colony NorthStar may compete for investment opportunities allocated by Colony NorthStar and may adversely impact the extent of opportunities allocated to the Fund; and

•
Colony NorthStar’s larger and newly combined team of management and employees may require time to become fully effective and may not be able to achieve its anticipated synergies, which may impact the management of the Fund.

Colony NorthStar will be subject to business uncertainties and certain operation restrictions following the Mergers.
Uncertainty about the effect of the Mergers on employees, clients and business of Colony NorthStar may have an adverse effect on Colony NorthStar and subsequently, the Fund and certain affiliates of Colony NorthStar following the Mergers. These uncertainties could disrupt Colony NorthStar’s business and impair its ability to attract, retain and motivate key personnel, and cause clients and others that deal with Colony NorthStar to seek to change existing business relationships, cease doing business with Colony NorthStar or cause potential new clients to delay doing business with Colony NorthStar. Retention and motivation of certain employees may be challenging due to the uncertainty and difficulty of integration or a desire not to remain with Colony NorthStar. As a result of the foregoing, management of the Fund may be adversely affected.

Any adverse changes in Colony NorthStar’s financial health, the public perception of Colony NorthStar, or the Fund’s relationship with Colony NorthStar, or its affiliates could hinder the Fund’s operating performance and the return on the shares.
The Fund will engage the Advisers to manage its operations and its portfolio of investments. The Fund’s ability to achieve its investment objectives and to pay distributions is dependent upon the performance of Colony NorthStar and its affiliates as well as the investment professionals of the Advisers and their affiliates in the identification, origination or acquisition of investments, the determination of any financing arrangements, the management of the Fund’s assets and operation of its day-to-day activities.
Because Colony NorthStar is publicly traded, any negative reaction by the stock market reflected in its stock price or deterioration in the public perception of Colony NorthStar could result in an adverse effect on fundraising in the offering and the Fund’s ability to acquire assets and obtain financing from third parties on favorable terms. Any adverse changes in Colony NorthStar’s financial condition or the Fund’s relationship with Colony NorthStar could hinder the Advisers’ ability to successfully manage the Fund’s operations and its portfolio of investments. In addition, pursuant to the Distribution Support Agreement, an affiliate of Colony NorthStar has agreed to purchase up to an aggregate of $10.0 million in Fund shares, under certain circumstances in which the Fund’s cash distributions exceed the Fund’s net investment income in order to provide additional cash to support distributions to shareholders. The affiliate of Colony NorthStar will have no obligation to extend the Distribution Support Agreement and may determine not to do so. If the affiliate of Colony NorthStar cannot satisfy this commitment to the Fund or otherwise breaches this commitment to the Fund, the Fund would not have this source of capital available to them and the Fund’s ability to pay distributions to Fund shareholders would be adversely impacted.
The Fund relies on the investment expertise, skill and network of the Advisers. The departure of any of the key investment professionals of the Advisers, or the termination of the Investment Advisory or Investment Sub-Advisory Agreement could have a material adverse effect on the Fund.
Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Advisers. Colony NorthStar provides the officers, directors and managers for the Sub-Adviser, each of which would be difficult to replace, and Colony NorthStar may determine not to provide assistance, personnel, or other support or resources to the Sub-Adviser. The Advisers evaluate, negotiate, structure, execute, monitor and service the Fund’s investments, and provide certain administrative and reporting functions with respect to the Fund’s investments. The Fund’s future success depends to a significant extent on the continued service and coordination of the Advisers and their experienced executive team of investment professionals. The departure of any members of the Advisers’ experienced executive team could have a material adverse effect on the Fund’s ability to achieve its investment objectives.
The Fund’s ability to achieve its investment objectives depends on the Advisers’ ability to identify, analyze, invest in, finance and monitor companies that meet the Fund’s investment criteria. The Advisers’ capabilities in managing the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objectives, the Advisers may need to hire, train, supervise and manage investment professionals to participate in the Fund’s investment selection and monitoring process. The Advisers may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.
In addition, each of the Investment Advisory Agreement and Investment Sub-Advisory Agreement has a termination provision that allows the parties to terminate the agreements without penalty, upon 60 days’ notice to the other party. If any of these agreements is terminated, it may adversely affect the quality of the Fund’s investment opportunities, and may also be difficult for the Fund to replace the Adviser or Sub-Adviser, as applicable. Furthermore, the termination of any of these agreements may adversely impact the terms of any financing facility into which the Fund may enter, which could have a material adverse effect on the Fund’s business and financial condition.
The success of the Fund depends in large part upon the ability of the Adviser to choose successful institutional asset managers and upon the ability of the Adviser and the institutional asset managers of the

PERE Funds to develop and implement investment strategies that achieve the Fund’s investment objectives. Although the Adviser expects to monitor the institutional asset managers to which the Fund allocates its capital, it is possible that institutional asset managers of the PERE Funds may take certain positions in similar or same instruments or markets at the same time, thereby interfering with the Fund’s investment goal. The Fund may also be required to indemnify certain of the PERE Funds and the institutional asset managers for any liability, damage, cost or expense arising out of, among other things, breaches of representations and warranties included in the PERE Fund’s subscription documents and certain acts or omissions relating to the offer or sale of the Fund’s shares.
If the Fund and the Advisers are unable to perform due diligence on potential investments in a timely manner, the Fund may lose attractive investment opportunities.
Assessing a potential investment opportunity involves extensive due diligence and the Fund will not complete any investment until the successful completion of such diligence, which includes the satisfaction of all applicable elements of the investment. In addition, the Advisers may also conduct additional environmental site assessments to the extent their management teams believe such assessments are necessary or advisable. If the Advisers are unable to perform their due diligence on potential investments in a timely manner, the Fund may lose attractive investment opportunities.
The Advisers and their affiliates have limited experience managing a registered management investment company and no experience managing an interval fund. Colony NorthStar also has limited experience with registered management investment companies.
While members of the Advisers’ experienced executive team have significant experience investing in the Fund’s target securities, the Advisers have no investment advisory experience managing a registered management investment company that is operated as an interval fund. Therefore, the Advisers may not be able to successfully operate the Fund’s business or achieve their investment objectives. As a result, an investment in the shares may entail more risk than the shares of a comparable company with a substantial operating history. The 1940 Act and the Code impose numerous constraints on the operations of registered management investment companies and REITs that do not apply to the other types of investment vehicles.
The Fund does not own the NorthStar name, but will be granted a license by Colony NorthStar to use the NorthStar name. Use of the name by other parties or the termination of this license may materially adversely affect the Fund’s business, financial condition and results of operations and the ability to make distributions.
Pursuant to the Investment Advisory Agreement, the Fund will be granted a non-exclusive, royalty-free license to use the name “NorthStar.” Under these licenses, the Fund will have a right to use the “NorthStar” name as long as the Adviser continues to serve as the investment adviser to the Fund. Colony NorthStar will retain the right to continue using the “NorthStar” name. The Fund will be unable to preclude Colony NorthStar from licensing or transferring the ownership of the “NorthStar” name to third parties, some of whom may compete against the Fund. Consequently, the Fund will be unable to prevent any damage to the goodwill associated with its name that may occur as a result of the activities of Colony NorthStar or others related to the use of the name. Furthermore, in the event the license is terminated, the Fund will be required to change its name and cease using the “NorthStar” name. Furthermore, “NorthStar” is commonly used and Colony NorthStar’s right to use the name could be challenged, which could be expensive and disruptive with an uncertain outcome. Any of these events could disrupt the Fund’s recognition in the market place, damage any goodwill it may have generated and may materially adversely affect its business, financial condition and results of operations and its ability to make distributions.
The use of estimates and valuations may be different from actual results, which could have a material effect on the Fund’s consolidated financial statements.
The Fund and Board will make various estimates that affect reported amounts and disclosures. Broadly, those estimates will be used in measuring the fair value of certain financial instruments, establishing provision for loan losses and potential litigation liability. Market volatility may make it difficult to determine the fair value for certain of the Fund’s assets and liabilities. Subsequent valuations, in light of factors then prevailing, may result in significant changes in the values of these financial instruments in future periods. In addition, at the time of any sales and settlements of these assets and liabilities, the price the Fund ultimately realizes will depend on the demand and liquidity in the market at that time for that particular type of asset and may be materially lower than its estimate of the current fair value. Estimates are based on available information and judgment. Therefore, actual values and results could differ from the Fund’s and Board’s estimates and that difference could have a material adverse effect on the Fund’s consolidated financial statements.
The Fund’s ability to achieve its investment objectives and to pay distributions will depend in substantial part upon the performance of the Advisers and third-party contractors, vendors, and service providers.
The Fund will depend on third-party contractors, vendors, and service providers and the Fund’s results of operations and the success of the offering could suffer if its third-party contractors, vendors, and service providers fail to perform or if the Fund fails to manage them properly. The Fund will use third-party contractors, vendors, and service providers including, but not limited to, its external legal counsel, administrators, auditors, compliance firms, research firms, property managers, appraisers, insurance brokers, environmental engineering consultants, valuation firms, construction consultants, financial printers, proxy solicitation firms and transfer agent. If the Fund’s third-party contractors, vendors, and service providers fail to successfully perform the tasks for which they have been engaged to complete, either as a result of their own negligence or fault, or due to the Fund’s failure to properly supervise any such contractors, vendors, and service providers, it could incur liabilities as a result and the Fund’s results of operations and financial condition could be negatively impacted.
Risks Related to Conflicts of Interest
The Adviser has structured its business and implemented an Information Barrier Policy to restrict the flow of certain information from Townsend to certain affiliates, including certain Interested Directors. The Information Barrier Policy is designed to prevent the disclosure of confidential client and manager information, and is implemented by using physical and non-physical barriers to prevent improper flows of information between Townsend and certain of its affiliates, including certain Interested Directors. As a result, the Adviser will be prohibited from providing certain specific information about potential investment opportunities, other than CRE Securities investments, to certain Interested Directors prior to and subsequent to making an investment decision with respect to such investments. As a result, certain Interested Directors will be limited in the amount of information they have as a result of the Information Barrier Policy, and will be relying on the investment expertise of the Adviser with respect to investments in the Fund, other than CRE Securities investments, and the oversight of the Adviser’s investment activity by the Independent Directors.
The Information Barrier Policy provides procedures to ensure that access to the Adviser’s systems are controlled and monitored by its technology team, and provide appropriate access rights to Adviser employees and restrict access to all non-employees. The Interested Directors will not be provided with systemic access to any Adviser system, except to fulfill certain corporate financing reporting functions and which does not contain Confidential Information. The Information Barrier Policy further prohibits any Confidential Information from being provided to the Interested Directors, via any non-systemic method, including verbal and written.
As a result of the Information Barrier Policy, certain specific information about an investment in the Fund, other than CRE Securities investments, which may be suitable for investment by the Fund, will be prohibited from being made available to the Interested Directors. This restricted information may include specific property addresses, tenant rolls, or information about the existing manager of the underlying CRE property, though under the Information Barrier Policy the Adviser may be permitted to provide certain information such as capitalization rates, size of tenants, and existing tenant credit quality (provided that such information does not identify the specific tenants). The Information Barrier Policy may prohibit such information from being provided to certain Interested Directors prior to and subsequent to the Fund acquiring an investment, other than a CRE Securities investment, though the Adviser will provide all required information about any investment necessary for the Fund to fulfill its periodic reporting obligations and NAV determinations to its shareholders and the investing public, and for the directors of the Fund to carry out their duties under Maryland law.
Because of the limitations imposed by the Information Barrier Policy, the Fund will be relying predominantly on the identification, due diligence, management, and monitoring of investments, other than CRE Securities investments, by the Adviser, and investments made by the Fund in such investments will be primarily without the benefit of the information restricted by the Information Barrier Policy. Key information regarding an investment decision, other than in CRE Securities investments, will therefore be made available on a limited basis and certain Interested Directors will not be able to evaluate the prohibited information. This lack of pertinent investment information about investments, other than CRE Securities investments, could result in investment decisions being made on behalf of the Fund without critical information being made entirely available to all Interested Directors. The Fund cannot provide any assurances that the Information Barrier Policy will not adversely affect the Fund’s investments, other than CRE Securities investments, or the impact that the Information Barrier Policy will have on the returns and income-producing potential of any investments, other than CRE Securities investments, or the ultimate impact on the Fund’s shareholders and their overall return.
The Advisers and their affiliates, including the Fund’s officers and some of its Board, will face conflicts of interest caused by compensation arrangements with the Fund and its affiliates, which could result in actions that are not in the best interests of the shareholders of the Fund.
The Advisers and their affiliates will receive substantial fees, directly or indirectly, from the Fund in return for their services, and these fees could influence the advice provided to the Fund. Among other matters, the compensation arrangements could affect their judgment with respect to offerings of equity by the Fund, which allow the Distributor to earn additional fees and the Advisers to earn increased Management Fees (whether directly by the Fund or indirectly). Further, the Advisers or their affiliates, in the Advisers’ discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale and servicing of Fund shares. As a result of this payment, the Fund’s assets under management will increase, which would result in a corresponding increase in Management Fees payable to the Adviser. The Advisers have not adopted a limitation on the maximum permissible amount of such additional compensation that could be paid to financial intermediaries. In addition, the decision to utilize leverage will increase the Fund’s assets and, as a result, will increase the amount of Management Fees payable to the Adviser and remitted to the Sub-Adviser. Additionally, employees of Colony NorthStar and Townsend may in the future have portions of their individual compensation arrangements tied to the performance of the Fund. This may cause such individuals to recommend or approve riskier investments or rely more on leverage than would otherwise by the case.
NorthStar Securities has only limited experience selling common shares on behalf of a registered closed-end management investment company, has no experience selling common shares of an interval fund, and may be unable to sell a sufficient number of shares in the Fund for the Fund to achieve its investment objectives.
NorthStar Securities will enter into a wholesale marketing agreement with the Distributor. Although certain personnel of NorthStar Securities have experience selling shares on behalf of a registered closed-end management investment company, NorthStar Securities has no such experience selling shares of an interval fund. There is no assurance that it will be able to sell a sufficient number of shares to allow the Fund to have adequate funds to cover its expenses such that the Fund may purchase a relatively broad portfolio of investments. As a result, the Fund may be unable to achieve its investment objectives, and investors may lose some or all of their investment. The Distributor also depends on the fees that it will receive from the Fund in connection with the Distributor’s services to the Fund. Any adverse change in the Fund’s relationship with the Distributor, NorthStar Securities or their affiliates could hinder their ability to successfully support the Fund’s growth, which could have a material adverse effect on the Fund.
NorthStar Securities may sell future Colony NorthStar-sponsored programs or other offerings during the Fund’s offering, and may face potential conflicts of interest arising from competition among the Fund and these other programs for investors and investment capital and such conflicts may not be resolved in the Fund’s favor.
NorthStar Securities does and may in the future act as the distributor for other managed companies, such as sponsored by or affiliated with Colony NorthStar, which are currently in the process of offering shares or are expected to offer shares with respect to their public offerings, simultaneously with the Fund’s, for issuers whose business may be competitive. In addition, future Colony NorthStar-sponsored programs may seek to raise capital through public offerings conducted concurrently with the Fund’s offering. NorthStar Securities could also act as the distributor, or engage in wholesaling activities, of offerings not sponsored by Colony NorthStar. As a result, NorthStar Securities may face conflicts of interest arising from potential competition with these other programs for investors and investment capital. Such conflicts may not be resolved in the Fund’s favor and an investor will not have the opportunity to evaluate the manner in which these conflicts of interest are resolved before or after making his, her or its investment.
The Adviser will face conflicts of interest as a result of certain arrangements with clients of Townsend.
Concurrently with this offering, Townsend is simultaneously providing investment advisory services to certain other clients and accounts, including separately managed accounts (collectively, “Townsend Clients”). Townsend was organized to provide real estate investment management and advisory services to Townsend Clients which include accredited investors, qualified purchasers, and institutional clients. Townsend has entered into certain contractual arrangements with certain of these Townsend Clients, the terms of which require Townsend to present certain investment opportunities to Townsend Clients. The Fund may have investment objectives that overlap with the investment objectives of such Townsend Clients. As a result of these arrangements, Townsend and its personnel will have conflicts of interest in allocating their time, resources, and investment opportunities between the Fund and other Townsend Clients.
In the event that the amount of an available investment opportunity is not sufficient to meet demand among Townsend Clients and the Fund, the Adviser’s allocation policy gives priority to certain Townsend Clients based on the specific investment mandates of those Townsend Clients or whether those Townsend Clients have provided the Adviser with a general discretionary mandate. In both of these instances, these Townsend Clients may receive priority relative to the Fund in terms of investing in a particular investment opportunity. As a result, even if an investment opportunity is appropriate for the Fund, the Fund may not be able to invest its desired commitment in such opportunity or at all.
In addition, none of the Advisers is prohibited from advising or managing other investment advisory accounts or clients in the future. The Advisers may determine it appropriate for the Fund and one or more clients or investment accounts, including the Townsend Clients, to participate in an investment opportunity. To the extent the Fund is able to make co-investments with Townsend Clients, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, the Advisers will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis, taking into account such factors as available capital, portfolio concentrations, suitability and any other factors deemed appropriate. However, there can be no assurance the risks posed by these conflicts of interest will be mitigated.
The Advisers and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, which could hinder the Fund’s ability to implement its business strategy and to generate returns to shareholders.
The Advisers and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to: the allocation of time and resources of the Advisers and their affiliates between the Fund and other investment activities, including relating to the Advisers’ other managed companies; compensation payable by the Fund to the Advisers and their affiliates; competition with certain affiliates of the Advisers and the other managed companies for investment opportunities; the due diligence review of the Fund by NorthStar Securities, which is an affiliate of the Adviser; NorthStar Securities’ conflict in selling securities with respect to a number of public offerings, simultaneously with the Fund’s, for issuers whose business may be competitive; differing recommendations given by the Advisers to the Fund versus other clients; restrictions on the Advisers’ existing business relationships or use of material non-public information with respect to potential investments by the Fund; and the formation of additional investment funds or entrance into other investment banking, advisory, investment advisory, and other relationships by the Advisers or their affiliates.
Certain of the Fund’s executive officers and the key investment professionals of the Advisers and their affiliates, who will perform services for the Fund, may also be executive officers, directors and managers of Colony NorthStar and its affiliates. As a result, they owe duties to each of these entities, their members and limited partners and investors, which duties may from time-to-time conflict with the fiduciary duties that they owe to the Fund and the Fund shareholders. In addition, Colony NorthStar may grant equity interests in Colony NorthStar to certain management personnel performing services for the Advisers. The loyalties of these individuals to other entities and investors could result in action or inaction that is detrimental to the Fund’s business, which could result in less effective execution of the Fund’s business plan and harm its investment opportunities. If the Fund does not successfully implement its business strategy, the Fund may be unable to generate the cash needed to make distributions and to maintain or increase the value of its assets. See “Conflicts of Interest.”
In addition to the fees the Fund will pay to the Adviser and the Administrator, the Fund will reimburse the Adviser and the Sub-Adviser for administrative costs and expenses incurred on its behalf, including indirect personnel and employment costs of the Adviser and the Sub-Adviser and their affiliates and these administrative costs and expenses may be substantial. These fees, costs, and expenses will also reduce cash available for investment and will increase the risk that an investor will not recover the amount invested in the Fund’s shares.
The Fund will pay the Adviser fees for the services it provides to the Fund, and the Fund will also have an obligation to reimburse the Adviser and the Sub-Adviser for certain administrative costs and expenses they incur and pay on its behalf. Subject to certain limitations and exceptions, the Fund will reimburse the Adviser and the Sub-Adviser for both direct administrative expenses as well as indirect administrative costs, including personnel and employment costs of the Adviser and the Sub-Adviser. The administrative costs and expenses the Adviser and the Sub-Adviser incur on the Fund’s behalf, including the compensatory costs incurred by the Adviser and the Sub-Adviser and their affiliates can be substantial. These administrative fees, costs, and expenses will also reduce cash available for investment and will increase the risk that an investor will not recover the amount invested in the Fund’s shares. There are conflicts of interest that arise when the Adviser and the Sub-Adviser make allocation determinations. The Adviser and the Sub-Adviser could allocate costs and expenses to the Fund in excess of what they anticipate and such administrative costs and expenses could have an adverse effect on the Fund’s financial performance and ability to make cash distributions.
The Adviser will face a conflict of interest to performing services on the Fund’s behalf as a result of its investment allocation policy and its obligations to its other clients. Such conflicts may not be resolved in the Fund’s favor, meaning that the Fund could invest in less attractive assets, which could limit its ability to make distributions and reduce shareholders’ overall investment.
The Adviser has established allocation of investment opportunities procedures to ensure that its clients are treated fairly and equitably on an overall basis. Many investment opportunities identified by the Adviser are suitable for a number of its clients, including the Fund. While the Adviser will attempt to secure allocations sufficient to satisfy the demand of all clients, including the Fund, demand may exceed the allocation among clients, including the Fund.
For most investments, the Adviser has established a series of factors to consider in determining each client’s access to the investment opportunity. Such factors include: (i) the investment parameters of the client, including return objectives, size of the transaction, geographic location, property type, and risk tolerance; (ii) the ability of the client to (a) meet the transaction’s timing requirements, including cash availability, and (b) remain flexible in the face of anticipated changes; (iii) specific restrictions of the party offering the opportunity (including restrictions on type and number of investors); (iv) other diversification requirements, such as whether the transaction is complementary to the client’s existing portfolio; (v) contractual, regulatory or tax requirements or restrictions of Townsend, the client and the party offering the opportunity (including ERISA cap restrictions); (vi) general market conditions; and (vii) any other reasonable factors.
For certain other investments, a client may have either provided the Adviser with a specific mandate for those investments or have provided the Adviser with a general discretionary mandate. In both of these instances, these clients may receive priority relative to the Fund to participate in the investment opportunity. The Adviser is obligated to follow these investment opportunity allocation procedures as part of its fiduciary obligations to its other clients. The Fund would therefore be limited in its ability to invest in certain investment opportunities, and as a result the Fund’s shareholders could receive reduced distributions.

Risks Related to Regulatory Matters
The Fund will be subject to substantial regulation, numerous contractual obligations and extensive internal policies and failure to comply with these matters could have a material adverse effect on the Fund’s business, financial condition and results of operations.
The Fund will be subject to substantial regulation, numerous contractual obligations and extensive internal policies. Given the organizational structure, the Fund will be subject to regulation by the SEC, the Internal Revenue Service, and other governmental bodies and agencies. These regulations are extensive, complex and require substantial management time and attention. If the Fund fails to comply with any of the regulations that apply to its business, the Fund could be subjected to extensive investigations as well as substantial penalties and its business and operations could be materially adversely affected. The Fund’s lack of compliance with applicable law could result in, among other penalties, the Fund’s ineligibility to contract with and receive revenue from the federal government or other governmental authorities and agencies. The Fund also expects to have numerous contractual obligations that it must adhere to on a continuous basis to operate its business, the default of which could have a material adverse effect on the Fund’s business and financial condition. The Fund’s internal policies may not be effective in all regards and, further, if the Fund fails to comply with its internal policies, it could be subjected to additional risk and liability.
The impact of financial reform legislation on the Fund is uncertain.
The passage of the Dodd-Frank Act has resulted in extensive rulemaking and regulatory changes that may affect the Fund and the financial industry as a whole, many of its provisions remain subject to extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on the Fund and its investments may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the Fund or its cash flow or financial condition, impose additional costs on the Fund’s investments, intensify the regulatory supervision of the Fund’s investments or otherwise adversely affect the Fund.
Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact the Fund, impose additional costs on the Fund, intensify the regulatory supervision, or otherwise adversely affect the Fund’s business.
The Fund’s ability to enter into transactions with its affiliates will be restricted.
A principal part of the Fund’s investment strategy will be joint-ventures and co-investment transactions, including certain co-investment transactions with certain of the Fund’s affiliates. The Fund is prohibited under the 1940 Act from participating in certain joint transactions with certain of its affiliates without relying on an available exemption or the prior approval of the SEC. For purposes of the 1940 Act, the following persons will be considered an affiliate of the Fund and the Fund will generally be prohibited from buying any securities from or selling any securities to such affiliate: (i) any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities; (ii) any person that owns, directly or indirectly, 5% of the outstanding voting securities of the Adviser, Sub-Adviser, or Administrator; or (iii) any person in which the Adviser, Sub-Adviser, the Administrator, or a person controlling or under common control with the Adviser, Sub-Adviser, or Administrator owns, directly or indirectly, 5% of such person’s voting securities. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same CRE debt, equity and/or securities investments, without the prior approval of the SEC. If a person, directly or indirectly, holds more than 5% of the voting securities of the Fund, the Adviser, Sub-Adviser, or Administrator, or is under common control with the Fund, the Adviser, Sub-Adviser, or Administrator, the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into “joint” transactions with such person, absent an available exemption or the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates.

In addition, the Fund will not be permitted to co-invest with certain entities affiliated with or managed by the Advisers in transactions originated by the Advisers or their affiliates unless it first obtains an exemptive order from the SEC or co-invests alongside the Advisers or their affiliates in accordance with existing regulatory guidance and the allocation policies of the Advisers and their affiliates, as applicable. The Fund is seeking an exemptive order from the SEC to allow it to co-invest with its affiliates. However, there can be no assurance that the entities affiliated with the Advisers will obtain such exemptive relief, that such relief will be on terms favorable to the Fund, or that the Fund and the Advisers will be able to rely on such exemptive relief for certain potential transaction structures. Until any such relief is granted, the Fund may co-invest with the Advisers and their affiliates only in accordance with existing regulatory guidance and applicable allocation policies, which provides only limited relief for such co-investment transactions and which will limit the Fund’s ability to execute its investment strategies. Under the Adviser’s allocation of investment opportunities procedures, in the event of demand among the Adviser’s clients, including the Fund, exceeding the available allocation of investment opportunities, the Adviser will determine whether to reduce a client’s access to the investment opportunity based on the Adviser’s allocation policy and procedures then in effect. As a result of these procedures, certain clients may be given priority with respect to certain investment opportunities. Until exemptive relief is granted with respect to the Fund’s co-investment alongside other clients of the Adviser, the Fund will not be able to invest alongside any other client of the Adviser in any investment opportunities presented by the Adviser to its clients. Because of this, the Fund will only be permitted to invest in investment opportunities if all other clients of Townsend with similar investment mandates have determined that the investment opportunity is not suitable for them and have determined not to express interest in the investment opportunity. If exemptive relief is granted, the Fund will be subject to the terms of the Adviser’s allocation of investment opportunities procedures like all other clients. See “Conflicts of Interest — Allocation of Investment Opportunities by the Adviser.” Further, until exemptive relief is obtained, the Fund will be unable to participate in certain negotiated transactions with the Advisers and their affiliates, including funds or other investment ventures with similar investment strategies as the Fund.
In addition, entering into certain transactions that are not deemed “joint” transactions (for purposes of the 1940 Act and relevant guidance from the SEC) may potentially lead to joint transactions within the meaning of the 1940 Act in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future joint transactions, the Advisers may avoid allocating an investment opportunity to the Fund that they would otherwise allocate, subject to each of the Advisers’ then-current allocation policies and any applicable exemptive orders, and to the Advisers’ obligations to allocate opportunities in a fair and equitable manner consistent with their fiduciary duties owed to the Fund and other accounts advised by the Advisers, if any, and policies related to approval of investments. Even if the Fund does obtain such exemptive relief, the conditions imposed by the SEC in granting such relief may preclude the Fund from transactions in which it would otherwise be entitled to engage.
The Advisers are subject to extensive regulation, including as investment advisers in the United States, which could adversely affect their ability to manage the Fund’s business.
Certain of Colony NorthStar’s affiliates, including the Advisers, are subject to regulation as an investment adviser and/or fund manager by various regulatory authorities that are charged with protecting the interests of the Advisers’ managed companies, including the Fund. Instances of criminal activity and fraud by participants in the investment management industry and disclosures of trading and other abuses by participants in the financial services industry have led the U.S. Government and regulators in foreign jurisdictions to consider increasing the rules and regulations governing, and oversight of, the financial system. This activity is expected to result in continued changes to the laws and regulations governing the investment management industry and more aggressive enforcement of the existing laws and regulations. The Advisers could be subject to civil liability, criminal liability, or sanction, including revocation of their registration as investment advisers in the United States, revocation of the licenses of their employees, censures, fines or temporary suspension or permanent bar from conducting business if they are found to have violated any of these laws or regulations. Any such liability or sanction could adversely affect the Advisers’ ability to manage the Fund’s business.

The Advisers must continually address conflicts between their interests and those of its managed companies, including the Fund. In addition, the SEC and other regulators have increased their scrutiny of potential conflicts of interest. However, appropriately dealing with conflicts of interest is complex and difficult and if the Advisers fail, or appears to fail, to deal appropriately with conflicts of interest, they could face litigation or regulatory proceedings or penalties, any of which could adversely affect their ability to manage the Fund’s business.
Certain provisions of the Fund’s organizational documents and certain statutes may limit the ability of a third party to acquire control of the Fund.
The Fund’s charter (the “Charter”) and bylaws (the “Bylaws”), as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire the Fund. The Board may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares, and the Board may, without shareholder action, amend the Charter to increase the authorized shares of the Fund and has exclusive power to amend the Bylaws. These provisions may inhibit a change of control in circumstances that could give the shareholders the opportunity to realize a premium over the value of the shares.
If the fiduciaries fail to meet the fiduciary and other standards under ERISA, or the Code, as a result of an investment in the shares, they could be subject to criminal and civil penalties.
Special considerations apply to the purchase of shares by employee benefit plans subject to the fiduciary rules of Title I of the ERISA, including pension or profit sharing plans and entities that hold assets of such plans (“ERISA Plans”), and plans and accounts that are not subject to ERISA, but are subject to the prohibited transaction rules of Section 4975 of the Code, including IRAs, Keogh Plans, and medical savings accounts (collectively, ERISA Plans and plans subject to Section 4975 of the Code, “Benefit Plans”). Each fiduciary or other person responsible for the investment of the assets of a Benefit Plan should consult with their own counsel and satisfy themselves that:
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the investment is consistent with the fiduciary obligations under ERISA and the Code or any other applicable governing authority in the case of a government plan;

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the investment is made in accordance with the documents and instruments governing the Benefit Plan;

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the investment satisfies the prudence and diversification requirements of Sections 404(a)(1)(B) and 404(a)(1)(C) of ERISA, if applicable, and other applicable provisions of ERISA and the Code;

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the investment will not impair the liquidity of the Benefit Plan;

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the investment will not unintentionally produce unrelated business taxable income for the Benefit Plan;

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the investor will be able to value the assets of the Benefit Plan annually in accordance with the applicable provisions of ERISA and the Code; and

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the investment will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

Fiduciaries may be held personally liable under ERISA for losses as a result of failure to satisfy the fiduciary standards of conduct and other applicable requirements of ERISA. In addition, if an investment in the shares constitutes a non-exempt prohibited transaction under ERISA or the Code, the fiduciary of the Benefit Plan who authorized or directed the investment may be subject to imposition of excise taxes with respect to the amount invested and an IRA investment in the shares may lose its tax-exempt status.
Governmental plans, church plans and foreign plans that are not subject to ERISA or the prohibited transaction rules of the Code, may be subject to similar restrictions under other laws. Plan fiduciaries making an investment in the Fund’s shares on behalf of such a plan should satisfy themselves that an investment in the shares satisfies both applicable law and is permitted by the governing plan documents.

Because the Fund is registered an as investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be “plan assets” of any Benefit Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Advisers should be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Benefit Plan that becomes a shareholder, solely as a result of the Benefit Plan’s investment in the Fund.
Risks Related to the Fund’s Tax Status
The Fund’s failure to qualify as a REIT would subject the Fund to U.S. federal income tax and reduce cash available for distribution to shareholders.
The Fund intends to operate in a manner so as to qualify as a REIT for U.S. federal income tax purposes. The Fund has not requested a ruling and does not intend to request a ruling from the Internal Revenue Service (the “IRS”) that it qualifies as a REIT. Qualification as a REIT involves the application of highly technical and complex Code provisions for which only a limited number of judicial and administrative interpretations exist. Even an inadvertent or technical mistake could jeopardize the Fund’s REIT qualification. The Fund’s qualification as a REIT will depend on its satisfaction of certain asset, income, organizational, distribution, shareholder ownership and other requirements on a continuing basis. While the Fund’s Charter contains certain restrictions on transfer of shares of the Fund’s stock, such restrictions are not as restrictive as typical REIT ownership restrictions and may not ensure that the Fund will satisfy the REIT ownership requirements. Moreover, new tax legislation, administrative guidance or court decisions, in each instance potentially with retroactive effect, could make it more difficult or impossible for the Fund to qualify as a REIT. If the Fund fails to qualify as a REIT in any taxable year, it would be subject to U.S. federal and applicable state and local income tax on its taxable income at corporate rates, in which case the Fund might be required to borrow or liquidate some investments in order to pay the applicable tax. Losing its REIT qualification would reduce the Fund’s net income available for investment or distribution to shareholders because of the additional tax liability which, in turn, would have an adverse impact on the value of the Fund’s common stock. In addition, distributions to shareholders would no longer qualify for the dividends-paid deduction and the Fund would no longer be required to make distributions. Furthermore, if the Fund fails to qualify as a REIT in any taxable year for which it has elected to be taxed as a REIT, unless it qualifies for certain statutory relief provisions, it would generally be unable to qualify as a REIT for the four taxable years following the year in which its REIT qualification is lost. For a discussion of the REIT qualification tests and other considerations relating to the Fund’s election to be taxed as a REIT, see “U.S. Federal Income Tax Considerations.”
The Fund’s qualification as a REIT could be jeopardized as a result of an interest in joint ventures or investment funds and may be dependent upon the qualification of REITs in which such joint ventures and investment funds invest.
The Fund intends to hold certain limited partner or non-managing member interests in partnerships or limited liability companies that are joint ventures or investment funds, such as PERE Funds. If a partnership or limited liability company in which the Fund owns an interest takes or expects to take actions that could jeopardize the Fund’s qualification as a REIT or require it to pay tax, the Fund may be forced to dispose of its interest in such entity or contribute such interest to a TRS. In addition, it is possible that a partnership or limited liability company could take an action which could cause the Fund to fail a REIT gross income or asset test, and that the Fund would not become aware of such action in time to dispose of its interest in the partnership or limited liability company or take other corrective action on a timely basis. PERE Funds may invest through entities that are intended to qualify as REITs, which are good REIT assets. Failure of such PERE entities to qualify as REITs, however, could result in the Fund holding a “security” that causes the Fund to fail to satisfy its REIT requirements. In that case, the Fund could fail to qualify as a REIT unless it is able to qualify for a statutory REIT “savings” provision, which may require it to pay a significant penalty tax to maintain its REIT qualification. In addition, the Fund will have to take into account income of such joint ventures and investment funds that are classified as partnerships for U.S. federal income tax purposes, without regard to whether such joint ventures or funds make distributions to the Fund to fund its distribution requirements.

REIT distribution requirements could adversely affect the Fund’s ability to execute its business plan.
The Fund generally must distribute annually at least 90% of its REIT taxable income (which is determined without regard to the dividends paid deduction or net capital gain for this purpose) in order to qualify as a REIT. The Fund intends to make distributions to its shareholders to comply with the REIT requirements of the Code and to avoid corporate income tax and the 4% excise tax. The Fund may be required to make distributions to shareholders at times when it would be more advantageous to reinvest cash in its business or when the Fund does not have funds readily available for distribution. Thus, compliance with the REIT requirements may hinder the Fund’s ability to operate solely on the basis of maximizing profits if shareholders do not reinvest their dividends pursuant to the Fund’s dividend reinvestment policy.
Complying with REIT distribution requirements may force the Fund to borrow funds to make distributions to shareholders or otherwise depend on external sources of capital to fund such distributions.
To continue to qualify as a REIT, the Fund is required to distribute annually at least 90% of its taxable income, subject to certain adjustments, to its shareholders. To the extent that the Fund satisfies the distribution requirement, but distribute less than 100% of its taxable income, it will be subject to U.S. federal corporate income tax on its undistributed taxable income. In addition, the Fund may elect to retain and pay income tax on its net long-term capital gain. In that case, if the Fund so elects, a shareholder would be taxed on its proportionate share of the Fund’s undistributed long-term gain and would receive a credit or refund for its proportionate share of the tax the Fund paid. A shareholder, including a tax-exempt or foreign shareholder, would have to file a U.S. federal income tax return to claim that credit or refund. Furthermore, the Fund will be subject to a 4% nondeductible excise tax if the actual amount that it distributes to its shareholders in a calendar year is less than a minimum amount specified under U.S. federal tax laws.
From time-to-time, the Fund may generate taxable income greater than its net income (loss) for U.S. GAAP, due to among other things, amortization of capitalized purchase premiums, fair value adjustments and reserves. In addition, the Fund’s taxable income may be greater than its cash flow available for distribution to shareholders as a result of, among other things, investments in assets that generate taxable income in advance of the corresponding cash flow from the assets (for instance, if a borrower defers the payment of interest in cash pursuant to a contractual right or otherwise). The Fund also may be allocated income from PERE Funds or joint ventures that are classified as partnerships for U.S. federal income tax purposes without corresponding distributions. The Fund also may be required to distribute substantial amounts to satisfy its redemption obligations which do not count towards its satisfaction of its REIT distribution requirements.
If the Fund does not have other funds available in the situations described in the preceding paragraphs, it could be required to borrow funds on unfavorable terms, sell investments at disadvantageous prices or find another alternative source of funds to make distributions sufficient to enable the Fund to distribute enough of its taxable income to satisfy the REIT distribution requirements and to avoid corporate income tax and the 4% excise tax in a particular year. These alternatives could increase the Fund’s costs or reduce its equity.
Because of the distribution requirements, it is unlikely that the Fund will be able to fund all future capital needs, including capital needs in connection with investments, from cash retained from operations. As a result, to fund future capital needs, the Fund likely will have to rely on third-party sources of capital, including both debt and equity financing, which may or may not be available on favorable terms or at all. The Fund’s access to third-party sources of capital will depend upon a number of factors, including its current and potential future earnings and cash distributions.
The Fund could fail to qualify as a REIT if the IRS successfully challenges its treatment of the Fund’s mezzanine loans and repurchase agreements.
The Fund intends to operate in a manner so as to qualify as a REIT for U.S. federal income tax purposes. However, qualification as a REIT involves the application of highly technical and complex Code provisions for which only a limited number of judicial and administrative interpretations exist. If the IRS disagrees with the application of these provisions to the Fund’s assets or transactions, the Fund’s REIT qualification could be jeopardized. For instance, IRS Revenue Procedure 2003-65 provides a safe harbor pursuant to which a mezzanine loan, if it meets each of the requirements contained therein, will be treated by the IRS as a real estate asset for purposes of the REIT asset tests and interest derived from it will be treated as qualifying mortgage interest for purposes of the 75% income test. Although Revenue Procedure 2003-65 provides a safe harbor on which taxpayers may rely, it does not prescribe rules of substantive tax law. Mezzanine loans in which the Fund invests may not always meet each of the requirements for reliance on this safe harbor; however, the Fund expects to invest in mezzanine loans in a manner that it believes will enable it to satisfy the REIT gross income and asset tests.
In addition, the Fund may enter into sale and repurchase agreements under which it nominally sells certain of its mortgage assets to a counterparty and simultaneously enters into an agreement to repurchase the sold assets. The Fund believes that it will be treated for U.S. federal income tax purposes as the owner of the mortgage assets that are the subject of any such sale and repurchase agreement notwithstanding that it will transfer record ownership of the assets to the counterparty during the term of the agreement. It is possible, however, that the IRS could assert that the Fund does not own the mortgage assets during the term of the sale and repurchase agreement, in which case the Fund’s ability to qualify as a REIT could be adversely affected.
Even if the IRS were to disagree with one or more of the Fund’s interpretations with respect to the Fund’s mezzanine loans and repurchase agreements and the Fund were treated as having failed to satisfy one of the REIT qualification requirements, the Fund could maintain its REIT qualification if its failure was excused under certain statutory savings provisions. However, there can be no guarantee that the Fund would be entitled to benefit from those statutory savings provisions if it failed to satisfy one of the REIT qualification requirements, and even if it were entitled to benefit from those statutory savings provisions, it could be required to pay a penalty tax, which could be a significant amount.
Even if the Fund qualifies as a REIT for U.S. federal income tax purposes, it may be subject to other tax liabilities that reduce its cash flow and its ability to make distributions.
Even if the Fund qualifies as a REIT for U.S. federal income tax purposes, the Fund may be subject to certain U.S. federal, state and local taxes on its income and assets, including taxes on any undistributed income or property. Any of these taxes would decrease cash available for distribution to shareholders. For instance:
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In order to qualify as a REIT, the Fund must distribute annually at least 90% of its REIT taxable income (which is determined without regard to the dividends paid deduction or net capital gain for this purpose) to shareholders.

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To the extent that the Fund satisfies the distribution requirement but distributes less than 100% of its net taxable income, it will be subject to U.S. federal corporate income tax on the undistributed income.

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The Fund will be subject to a 4% nondeductible excise tax on the amount, if any, by which distributions it pays in any calendar year are less than the sum of 85% of its ordinary income, 95% of its capital gain net income and 100% of its undistributed income from prior years.

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If the Fund has net income from the sale of foreclosure property that it holds primarily for sale to customers in the ordinary course of business or other non-qualifying income from foreclosure property, it must pay a tax on that income at the highest corporate income tax rate.

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If the Fund sells an asset, other than foreclosure property, that it holds primarily for sale to customers in the ordinary course of business and does not qualify for a safe harbor in the Code, its gain would be subject to the 100% “prohibited transaction” tax.

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Any domestic taxable REIT subsidiary, or TRS, of the Fund will be subject to U.S. federal corporate income tax on its income, and on any non-arm’s-length transactions between the Fund and any TRS, for instance, excessive rents charged to a TRS could be subject to a 100% tax.

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The Fund may be subject to state or local income, property and transfer taxes, such as mortgage recording taxes.

Complying with REIT requirements may cause the Fund to forego otherwise attractive opportunities or liquidate otherwise attractive investments.
To qualify as a REIT for U.S. federal income tax purposes, the Fund must continually satisfy tests concerning, among other things, the sources of its income, the nature and diversification of its assets, the amounts it distribute to shareholders and the ownership of its stock. As discussed above, the Fund may be required to make distributions to shareholders at disadvantageous times or when it does not have funds readily available for distribution. Additionally, the Fund may be unable to pursue investments that would be otherwise attractive to it in order to satisfy the requirements for qualifying as a REIT.
The Fund must also ensure that at the end of each calendar quarter, at least 75% of the value of its assets consists of cash, cash items, government securities and qualified real estate assets, including certain mortgage loans and mortgage-backed securities. The remainder of the Fund’s investment in securities (other than government securities and qualified real estate assets) generally cannot include more than 10% of the outstanding voting securities of any one issuer or more than 10% of the total value of the outstanding securities of any one issuer. In addition, in general, no more than 5% of the value of the Fund’s assets can consist of the securities of any one issuer (other than government securities and qualified real estate assets) and no more than 25% of the value of the Fund’s gross assets (20% for tax years after 2017) may be represented by securities of one or more TRSs. Finally, no more than 25% of the Fund’s assets may consist of debt investments that are issued by “publicly offered REITs” and would not otherwise be treated as qualifying real estate assets. If the Fund fails to comply with these requirements at the end of any calendar quarter, it must correct such failure within 30 days after the end of the calendar quarter to avoid losing its REIT status and suffering adverse tax consequences, unless certain relief provisions apply. As a result, compliance with the REIT requirements may hinder the Fund’s ability to operate solely on the basis of profit maximization; will limit the Fund’s ability to invest in certain types of investments, such as REOCs and ETFs; and may require the Fund to liquidate investments from its portfolio, or refrain from making, otherwise attractive investments. These actions could have the effect of reducing the Fund’s income and amounts available for distribution to shareholders.
Modification of the terms of the Fund’s CRE Debt Investments and mortgage loans underlying the Fund’s CMBS in conjunction with reductions in the value of the real property securing such loans could cause the Fund to fail to qualify as a REIT.
The Fund’s CRE debt and securities investments may be materially affected by a weak real estate market and economy in general. As a result, many of the terms of the Fund’s CRE debt and the mortgage loans underlying the Fund’s CRE securities may be modified to avoid taking title to a property. Under Treasury Regulations, if the terms of a loan are modified in a manner constituting a “significant modification,” such modification triggers a deemed exchange of the original loan for the modified loan. In general, or the Loan-to-Value Regulation, if a loan is secured by real property and other property and the highest principal amount of the loan outstanding during a taxable year exceeds the fair market value of the real property securing the loan determined as of the date the Fund agreed to acquire the loan or the date the Fund significantly modified the loan, a portion of the interest income from such loan will not be qualifying income for purposes of the 75% gross income test although it may nevertheless be qualifying income for purposes of the 95% gross income test. Although the law is not entirely clear, a portion of the loan will likely be a non-qualifying asset for purposes of the 75% asset test. The non-qualifying portion of such a loan would be subject to, among other requirements, the requirement that a REIT not hold securities representing more than 10% of the total value of the outstanding securities of any one issuer. For purposes of the foregoing, debt obligations secured by a mortgage on both real and personal property will be treated as a real estate asset for purposes of the 75% asset test, and interest thereon will be treated as interest on an obligation secured by real property, if the fair market value of the personal property does not exceed 15% of the fair market value of all property securing the debt.
IRS Revenue Procedure 2014-51 provides a safe harbor pursuant to which the Fund will not be required to redetermine the fair market value of the real property securing a loan for purposes of the gross income and asset tests discussed above in connection with a loan modification that is (i) occasioned by a borrower default; or (ii) made at a time when the Fund reasonably believes that the modification to the loan will substantially reduce a significant risk of default on the original loan. No assurance can be provided that all of the Fund’s loan modifications have or will qualify for the safe harbor in Revenue Procedure 2014-51. To the extent the Fund significantly modifies loans in a manner that does not qualify for that safe harbor, it will be required to redetermine the value of the real property securing the loan at the time it was significantly modified. In determining the value of the real property securing such a loan, the Fund generally will not obtain third-party appraisals, but rather will rely on internal valuations. No assurance can be provided that the IRS will not successfully challenge the Fund’s internal valuations. If the terms of the Fund’s debt investments and mortgage loans underlying the Fund’s CMBS are “significantly modified” in a manner that does not qualify for the safe harbor in Revenue Procedure 2014-51 and the fair market value of the real property securing such loans has decreased significantly, the Fund could fail the 75% gross income test, the 75% asset test and/or the 10% value test. Unless the Fund qualified for relief under certain Code cure provisions, such failures could cause the Fund to fail to continue to qualify as a REIT.
The Fund’s acquisition of debt or securities investments may cause the Fund to recognize income for U.S. federal income tax purposes even though no cash payments have been received on the debt investments.
The Fund may acquire debt or securities investments in the secondary market for less than their face amount. The amount of such discount will generally be treated as a “market discount” for U.S. federal income tax purposes. If these debt or securities investments provide for “payment-in-kind” interest, the Fund may recognize “original issue discount” (“OID”), for U.S. federal income tax purposes. Moreover, the Fund may acquire distressed debt investments that are subsequently modified by agreement with the borrower. If the amendments to the outstanding debt constitute “significant modifications” under the applicable Treasury Regulations, the modified debt may be considered to have been reissued to the Fund in a debt-for-debt exchange with the borrower. In that event, if the debt is considered to be “publicly traded” for U.S. federal income tax purposes, the modified debt in the Fund’s hands may be considered to have been issued with OID to the extent the fair market value of the modified debt is less than the principal amount of the outstanding debt. In the event the debt is not considered to be “publicly traded” for federal income tax purposes, the Fund may be required to recognize taxable income to the extent that the principal amount of the modified debt exceeds its cost of purchasing it. Also, certain loans that the Fund originates and later modifies and certain previously modified debt the Fund acquires in the secondary market may be considered to have been issued with the OID at the time it was modified.
In general, the Fund will be required to accrue OID on a debt instrument as taxable income in accordance with applicable U.S. federal income tax rules even though no cash payments may be received on such debt instrument on a current basis.
In the event a borrower with respect to a particular debt instrument encounters financial difficulty rendering it unable to pay stated interest as due, the Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income. Similarly, the Fund may be required to accrue interest income with respect to subordinate mortgage-backed securities at the stated rate regardless of when their corresponding cash payments are received.
In order to meet the REIT distribution requirements, it might be necessary for the Fund to arrange for short-term, or possibly long-term borrowings, or to pay distributions in the form of its shares or other taxable in-kind distributions of property. The Fund may need to borrow funds at times when the market conditions are unfavorable. Such borrowings could increase the Fund’s costs and reduce the value of a shareholder’s investment. In the event in-kind distributions are made, shareholder tax liabilities associated with an investment in the Fund’s common stock for a given year may exceed the amount of cash the Fund distributes to shareholders during such year.
Complying with REIT requirements may limit the Fund’s ability to hedge effectively.
The REIT provisions of the Code may limit the Fund’s ability to hedge its operations effectively. Income and gain from qualifying hedges will be excluded from both the numerator and the denominator for purposes of the Fund’s 75% and 95% gross income tests. For these purposes, a qualifying hedge is a hedge that (i) the Fund enters into to hedge (a) indebtedness incurred or to be incurred to acquire or carry “real estate assets,” (b) certain foreign currency risks or (c) existing hedging positions after a portion of the hedged indebtedness or property is disposed of and (ii) is clearly and timely identified. The Fund’s aggregate gross income from non-qualifying hedges, fees and certain other non-qualifying sources cannot exceed 5% of its annual gross income. As a result, the Fund might have to limit its use of advantageous hedging techniques or implement those hedges through a TRS. Any hedging income earned by a TRS would be subject to federal, state and local income tax at regular corporate rates. This could increase the cost of the Fund’s hedging activities or expose the Fund to greater risks associated with interest rate or other changes than the Fund would otherwise incur.
Liquidation of assets may jeopardize the Fund’s REIT qualification.
To qualify as a REIT, the Fund must comply with requirements regarding its assets and its sources of income. If the Fund is compelled to liquidate its investments to satisfy its obligations to lenders or its redemption obligations, it may be unable to comply with these requirements, ultimately jeopardizing the Fund’s qualification as a REIT, or it may be subject to a 100% prohibited transaction tax on any resulting gain if it sells assets that are treated as dealer property or inventory.
If the Fund holds REMIC residual interest or interests in a taxable mortgage pool and retain its REIT qualification, such interests may generate “excess inclusion income.” A REIT’s excess inclusion income must be allocated among its shareholders in proportion to dividends paid. To the extent that excess inclusion income is allocable to certain types of tax-exempt investors that are not subject to tax on unrelated business taxable income, the Fund would be taxed on such excess inclusion income at the highest corporate income tax rate. A shareholder’s share of excess inclusion income cannot be offset by any net operating losses otherwise available to the shareholder, is subject to tax as unrelated business taxable income in the hands of most types of shareholders that are otherwise generally exempt from U.S. federal income tax, and results in the application of U.S. federal income tax withholding at the maximum rate (30%), without reduction for any otherwise applicable income tax treaty or other exemption, to the extent allocable to most types of non-US shareholders.
The prohibited transactions tax may limit the Fund’s ability to engage in transactions, including disposition of assets and certain methods of securitizing loans, which would be treated as sales for U.S. federal income tax purposes.
A REIT’s net income from prohibited transactions is subject to a 100% tax. In general, prohibited transactions are sales or other dispositions of dealer property, other than foreclosure property, but including loans held primarily for sale to customers in the ordinary course of business. The Fund might be subject to the prohibited transaction tax if it was to dispose of or securitize loans in a manner that is treated as a sale of the loans, for U.S. federal income tax purposes. Therefore, in order to avoid the prohibited transactions tax, the Fund may choose not to engage in certain sales of loans and may limit the structures it uses for any securitization financing transactions, even though such sales or structures might otherwise be beneficial to the Fund. Additionally, the Fund may be subject to the prohibited transaction tax upon a disposition of real property. Although a safe-harbor exception to prohibited transaction treatment is available, the Fund cannot assure shareholders that it can comply with such safe harbor or that it will avoid owning property that may be characterized as held primarily for sale to customers in the ordinary course of the Fund’s trade or business. Consequently, the Fund may choose not to engage in certain sales of real property or may conduct such sales through a TRS.
It may be possible to reduce the impact of the prohibited transaction tax by conducting certain activities through a TRS. However, to the extent that the Fund engages in such activities through a TRS, the income associated with such activities will be subject to a corporate income tax, which may reduce the Fund’s cash flow and its ability to meet the REIT distribution requirements.
The Fund may recognize substantial amounts of REIT taxable income, which it would be required to distribute to shareholders, in a year in which the Fund is not profitable under U.S. GAAP principles or other economic measures.
The Fund may recognize substantial amounts of REIT taxable income in years in which it is not profitable under U.S. GAAP or other economic measures as a result of the differences between U.S. GAAP and tax accounting methods. For instance, certain of the Fund’s assets will be marked-to-market for U.S.

GAAP purposes but not for tax purposes, which could result in losses for U.S. GAAP purposes that are not recognized in computing the Fund’s REIT taxable income. Additionally, the Fund may deduct its capital losses only to the extent of its capital gains in computing its REIT taxable income for a given taxable year. Consequently, the Fund could recognize substantial amounts of REIT taxable income and would be required to distribute such income to shareholders, in a year in which it is not profitable under U.S. GAAP or other economic measures.
Dividends paid by REITs do not qualify for the reduced tax rates that apply to other corporate distributions.
The maximum tax rate for “qualified dividends” paid by corporations to non-corporate shareholders is currently 20%. Dividends paid by REITs, however, generally are taxed at ordinary income rates (subject to a maximum rate of 39.6% for non-corporate shareholders), rather than the preferential rate applicable to qualified dividends.
The Fund’s qualification as a REIT may depend upon the accuracy of legal opinions or advice rendered or given or statements by the issuers of assets the Fund acquires.
When purchasing securities, the Fund may rely on opinions or advice of counsel for the issuer of such securities, or statements made in related offering documents, for purposes of determining, among other things, whether such securities represent debt or equity securities for U.S. federal income tax purposes, the value of such securities, and also to what extent those securities constitute qualified real estate assets for purposes of the REIT asset tests and produce qualified income for purposes of the 75% gross income test. In particular, the Fund may be required to rely on legal opinions or statements made by private REITs in which the Fund directly or indirectly invests, including private REITs owned by joint ventures or PERE Funds in which the Fund invests. The inaccuracy of any such opinions, advice or statements may adversely affect the Fund’s ability to qualify as a REIT and result in significant corporate-level tax.
Legislative or regulatory tax changes could adversely affect the Fund or shareholders.
At any time, the U.S. federal income tax laws can change. Laws and rules governing REITs or the administrative interpretations of those laws may be amended. Any of those new laws or interpretations may take effect retroactively and could adversely affect the Fund or shareholders.

MANAGEMENT OF THE FUND
Directors and Officers
The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Advisers. The Board is comprised of ___ directors (the “Directors”). The Directors are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Advisers. The Board has one committee, the Audit Committee (the “Audit Committee”), which consists of Independent Directors. The name and business address of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of the responsibilities of the Audit Committee, are set forth under “Management” in the SAI. The Fund has one committee, the Valuation Committee (the “Valuation Committee”), consisting of personnel from the Advisers whose membership on the Valuation Committee was approved by the Board. The responsibilities of the Valuation Committee are set forth under “Determination of Net Asset Value” of this prospectus and under “Management” in the SAI.
Investment Adviser
The Adviser, a registered investment adviser under the Advisers Act that is organized as a Delaware limited liability company, serves as the Fund’s investment adviser. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for overseeing the management of the Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Fund’s portfolios, subject to the oversight of the Board. The Adviser will have sole discretion to make all investments, but has delegated investment discretion for making CRE Securities investments to the Sub-Adviser. See “Risk Factors — Risks Related to Conflicts of Interest.” The Adviser also provides asset management services on behalf of the Fund pursuant to the Investment Advisory Agreement. In accordance with the Investment Advisory Agreement, the Adviser will be reimbursed for certain expenses it or its affiliates incur in connection with providing services to the Fund. For a description of the expenses subject to reimbursement, see “Management of the Fund — Fund Expenses.”
The Advisers’ Strengths
In January 2016, NSAM acquired an approximately 84% interest in Townsend; as a result, Townsend is an affiliate of Colony NorthStar, the Sub-Adviser and the Administrator. The Advisers believe they have a combination of strengths and competitive advantages that will contribute to the Fund’s performance. Based on both Townsend and Colony NorthStar’s extensive track record, experience and capabilities as diversified CRE and alternative investment and asset management firms, the Fund believes that it will benefit from the Advisers’ affiliation with Townsend, Colony NorthStar, and their affiliates in executing its business strategy. These strengths include:
Experienced Management Teams
Townsend is a leading provider of global investment management and advisory services primarily focused on real estate. Townsend’s clients include many large pension funds, foundations, endowments, corporations, government agencies, and financial institutions. Townsend provides custom real asset solutions to help these institutions meet the needs and objectives of their investment programs. Townsend serves a diverse set of global institutional investors, across over 90 client portfolios, providing real estate and real asset allocation advisory services to clients. As of September 30, 2016, Townsend’s assets under management, which consist of those assets of clients in which Townsend has discretionary authority to execute transactions, were approximately $14.6 billion, and its advisory assets, which consist of those assets of clients to which Townsend provides investment advice in some capacity but does not execute transactions on behalf of such clients, were approximately $173.1 billion. In calculating assets under management, Townsend aggregates net asset values and unfunded commitments on a quarterly basis. Townsend relies on third parties to provide asset valuations, which typically takes in excess of 90 days after quarter end. Therefore, assets under management may include some figures from the previous quarter where updated numbers have not been made available. Townsend’s advisory assets include real estate and real asset allocations as reported by clients for whom Townsend provides multiple advisory services including strategic and underwriting advice for the entire portfolio, as well as more limited advice and special projects, based on totals reported by each client to Townsend or derived from publicly available information, all as specified in Townsend’s Form ADV Part 2, which is available upon request. See “Inquiries” to make a request. Townsend is a strategic partner to navigate markets and cycles within real assets. The firm has been advising global institutional investors for over 25 years and has worked with its clients to invest over $103 billion in aggregate capital since 2004 across a diverse set of markets, sectors, styles and structures. Townsend retains multi-disciplined senior staff with experience in law, finance, accounting, mergers and acquisitions, equities, fixed income, property development, asset management, property management, and investment research. To ensure a robust and disciplined investment process, consistent with the investment objectives and risk guidelines of the Fund, all investment decisions and sub-advisory delegations are reviewed by the Adviser’s Investment Committee, which is comprised of Townsend’s most senior executives, averaging nearly 18 years in the real estate industry.
Colony NorthStar has a highly experienced executive team who have diverse backgrounds with, on average, over 28 years of operational and management experience at asset managers and investment firms, private investment funds, investment banks and other financial service companies, which provide an enhanced perspective for administering the Fund. The executive team of Colony NorthStar also acquired and manages the historical and existing portfolios of investments of Colony NorthStar and its affiliates, and possesses significant operational and management experience in the real estate industry. The Fund believes that the accumulated experience of Townsend and Colony NorthStar’s executive teams in the CRE and alternative investment management industries will allow the Fund to deploy capital throughout the CRE capital structure fluidly in response to changes in the investment environment. Please see “Management of the Fund” for biographical information regarding these individuals.
Private Market Investment Expertise
Townsend has been pursuing an investment strategy including [Core and] Non-Core Properties, both in the United States and internationally, utilizing co-investment, club deal and joint venture structures since 2007. Townsend’s leading market position as an advisor and investment manager of institutional capital allows it to enjoy superior access to information and to deal flow. Since 2007, Townsend has screened over 1,900 deals from different investment managers and closed on 89 such transactions.
PERE Funds Capabilities
The Fund believes that Townsend’s industry presence will create unique and compelling investment opportunities for the Fund given Townsend is one of a select group of real estate and real estate-related asset managers that other fund managers and real estate developers consult with at the beginning of their marketing process for a potential transaction or investment opportunity. This provides Townsend with the opportunity to affect strategy and structure of the transaction in a manner that may potentially benefit the Fund and its shareholders. Townsend maintains a robust database of proprietary manager, fund and performance metrics and typically meets with over 350 PERE Fund managers per year. Overall, Townsend tracks over 2,000 investment opportunities. With investment talent and sector specialists in the United States, Europe, and Asia, the Fund believes that it can leverage Townsend’s vast real estate experience, comprehensive and thorough investment process, and portfolio management skills to structure and manage the Fund’s investments. In addition, Townsend intends to effectively utilize its extensive database and industry presence to potentially acquire investments that it believes present an opportunity to achieve superior risk-adjusted returns for the Fund.
Access to Extensive Deal Sourcing
Townsend’s relationships with a wide variety of capital providers exposes the Adviser to considerable market information and provides for extensive deal sourcing capabilities. Many PERE Fund managers consider Townsend a strategic partner, often making Townsend their first call for one-off investment opportunities. In addition, given Townsend’s established relationships, Townsend is often presented with select deal syndication opportunities in which only a small number of institutional investors are able to consider. This proprietary deal sourcing capability allows Townsend and the Adviser to selectively commit to what it believes are the most attractive opportunities available in the market.
REIT Operations and Regulatory Experience
Colony NorthStar’s management team is skilled in public company reporting and compliance. Colony NorthStar’s executive and retail platform’s senior management teams are responsible for the operations of eight other publicly registered investment platforms, including Colony NorthStar, two publicly traded REITs and seven public companies, including two closed-end master-feeder fund structures that raise capital through the retail market. Through their management of these companies, the executive teams and retail platform’s senior management team of Colony NorthStar and its affiliates have developed significant expertise in operating publicly registered companies, including public company reporting, internal controls and risk management, legal and regulatory compliance, stock exchange requirements, fund management and operations.
Members of Townsend’s management team have either served on boards of publicly listed REITs, managed institutional-quality REIT portfolios or advised meaningful capital investments for REITs.
Distribution Support Commitment
The Fund has entered into the Distribution Support Agreement. The purpose of the Distribution Support Agreement is to avoid requiring the Fund to liquidate or borrow against its investments to pay cash distributions by requiring an affiliate of Colony NorthStar to purchase shares in the Fund equal to the amount by which any cash distributions paid to the Fund’s shareholders exceed the Fund’s net investment income for such month. Pursuant to the Distribution Support Agreement, the affiliate of Colony NorthStar has agreed to purchase up to an aggregate of  $10.0 million in shares of the Fund from time to time at the then-current net asset value per Fund share until the date upon which none of the Advisers nor any of their affiliates is serving as the Fund’s investment adviser, investment sub-adviser, or administrator. In no event shall the affiliate of Colony NorthStar be required to purchase in the aggregate greater than $10.0 million in shares of the Fund. If the cash distributions the Fund pays during any month exceed the Fund’s net investment income for such month, the affiliate of Colony NorthStar will purchase shares of the Fund following the end of each month for an aggregate purchase price equal to the amount by which the cash distributions paid to Fund shareholders exceed net investment income for such month. Notwithstanding the obligations of the affiliate of Colony NorthStar pursuant to the Distribution Support Agreement, the Fund is not required to pay distributions to its shareholders at all. Shares purchased by the affiliate of Colony NorthStar pursuant to the Distribution Support Agreement are not subject to any restrictions on transfer or repurchase by the Fund. After the Distribution Support Agreement with the affiliate of Colony NorthStar has terminated, the Fund may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all. For more information regarding the affiliate of Colony NorthStar’s share purchase commitment under the Distribution Support Agreement and the Fund’s distribution policy, please see “Distribution Policy — Distribution Support Agreement.”
Investment Sub-Adviser
The Adviser has engaged the Sub-Adviser, a registered investment adviser under the Advisers Act, to act as the Fund’s Sub-Adviser. The Adviser has delegated investment discretion for making CRE Securities investments to the Sub-Adviser, which is organized as a Delaware limited liability company. See “Risk Factors — Risks Related to Conflicts of Interest.” The Sub-Adviser is an affiliate of Colony NorthStar, a leading global asset management firm with approximately $58 billion in assets under management as of September 30, 2016, based on the combined assets under management of Colony, NSAM and NorthStar Realty, and which focuses on strategically managing real estate and alternative investment platforms in the United States and internationally.
Administrator
Pursuant to the Administration Agreement, the Sub-Adviser has engaged its affiliate, and Colony NorthStar’s affiliate, the Administrator, to act as administrator and provide advisory services to the Fund. The Administrator, which is organized as a Delaware limited liability company, will furnish the Fund with office facilities and equipment, and will assist the Sub-Adviser with the provision of clerical and other administrative services, including marketing, investor relations and accounting services and maintenance of certain books and records on behalf of the Fund. In addition, the Administrator will perform the calculation and publication of the Fund’s NAV, and oversee the preparation and filing of the Fund’s tax returns, the payment of the Fund’s expenses and the performance oversight of various third party service providers.
Expense Limitation Agreement
The Advisers and the Fund have entered into the Expense Limitation Agreement under which the Advisers have agreed contractually to waive their fees and to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees, transaction expenses, extraordinary expenses, and expense reimbursements the Advisers have deferred but are otherwise entitled to), to the extent that they exceed ___%, ___%, and ___% per annum of the Fund’s average daily net assets attributable to Class A, Class C, and Class I shares, respectively. In consideration of the Advisers’ agreement to limit the Fund’s expenses, the Fund has agreed to repay the Advisers in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred within three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation in effect at the time of the waiver or currently in effect, whichever is lower. The Expense Limitation Agreement will remain in effect through ___, 2018. This agreement may be terminated only by the Board on 60 days’ written notice to the Advisers. After ___, 2018, the Expense Limitation Agreement may be renewed at the Advisers’ and Board’s discretion.
Adviser Investment Committee
The Adviser has established the Adviser Investment Committee comprised of the following members: Terry Ahern, Prashant Tewari, Jay Long, John Schaefer, Anthony Frammartino, Damien Smith, Martin Rosenberg and Christopher Lennon. The Adviser Investment Committee is responsible for: setting overall investment policies and strategies of the Adviser; monitoring the performance of all investments being considered by the Fund; and generally overseeing investment decisions of the Sub-Adviser and the activities of the Adviser’s Portfolio Managers (see below).
Prashant Tewari.   Mr. Tewari is Chief Executive Officer and President of the Fund since October 2016. Mr. Tewari is also a Principal of Townsend and is a member of the Adviser Investment Committee and of the Global Macro Strategy Committee. Mr. Tewari joined Townsend in 2014 and leads global investment strategy for the firm. Mr. Tewari brings over seventeen years of global real estate investment, capital raising, and banking experience to the firm. Prior to joining Townsend, Mr. Tewari was a Co-Portfolio Manager/Senior Research Analyst with AllianceBernstein where he was responsible for AllianceBernstein Global Real Estate Investment Fund, a $2.5 billion global fund investing in REITs and other real estate securities Mr. Tewari previously was Engagement Manager with McKinsey & Co. and Account Relationship Manager with Standard Chartered Bank within the Asia real estate group. Mr. Tewari received a Master of Business Administration with honors from the Booth School of Management at the University of Chicago, a post-graduate diploma from the Indian Institute of Management where he was awarded the Director’s medal for academic excellence, and a Bachelor of Science from the Indian Institute of Technology.
Terrance R. Ahern.   Mr. Ahern is Chief Executive Officer of the Adviser and a member of the Adviser Investment Committee. Mr. Ahern co-founded Townsend in 1983. Prior to founding Townsend, Mr. Ahern was the Vice President of a real estate investment bank after beginning his career in law private practice. Mr. Ahern was a member of the Young Presidents Organization (“YPO”), the Pension Real Estate Association (“PREA”) and the National Council of Real Estate Investment Fiduciaries (“NCREIF”). He is a former member of Board of Directors of PREA, the Board of Editors of Institutional Real Estate Securities and of the Board of Editors of The Institutional Real Estate Letter. He is Chairman of the Board of DDR Corp., (NYSE:DDR), a self-administered and self-managed REIT. Since 2002, Mr. Ahern has been a member of Blue Coats, Inc., a non-profit organization devoted to the well-being of families of Cuyahoga County, Ohio safety forces personnel who have lost their lives in the line of duty. Mr. Ahern holds a Juris Doctor, cum laude, and a Bachelor of Arts, magna cum laude, from Cleveland State University.

Jay E. Long.    Mr. Long is a Principal of Townsend and is chair of the Adviser Investment Committee. Mr. Long joined Townsend in 1994 and has led and developed Townsend’s Special Situations team, which focuses on co-investments and secondary transactions. Mr. Long has significant due diligence expertise and has led Townsend’s Asian and European due diligence teams. Mr. Long also contributes to Townsend’s discretionary portfolio management and advisory consulting practices. Mr. Long is a member of PREA, NCREIF, the CFA Institute and the Cleveland Society of Security Analysts. Mr. Long received a Master of Business Administration from The Ohio State University and a Bachelor of Science in Business Administration from Miami University. He is a holder of the right to use the Chartered Financial Analyst® (“CFA”) designation.
John M. Schaefer.    Mr. Schaefer is a Principal of Townsend and is a member of the Adviser Investment Committee. Mr. Schaefer joined Townsend in 2010 and is responsible for investment research, due diligence and global underwriting with a focus on non-core investment strategies. Mr. Schaefer has also served as the lead portfolio manager on several of the Townsend multi-manager, commingled funds. As lead portfolio manager for such funds, Mr. Schaefer was responsible for portfolio construction, portfolio management, and due diligence of funds, co-investments, direct properties and secondary interests. Prior to joining Townsend, Mr. Schaefer was a founding member of the real estate group at UBS Wealth Management. As a member of UBS Wealth Management’s investment committee, Mr. Schaefer was responsible for the creation of a $10 billion global portfolio of direct properties, commingled funds and REITs. Prior to joining UBS, Mr. Schaefer was employed by Deutsche Bank’s real estate private equity group where he was responsible for structuring, underwriting, negotiating, and closing real estate investments. Mr. Schaefer began his career as a research analyst with Lend Lease Rosen. Mr. Schaefer received a Master of Business Administration with honors from Columbia Business School and a Bachelor of Science with honors from the University of California, Berkeley.
Anthony D. Frammartino.   Mr. Frammartino is a Principal and member of the Management and Adviser Investment Committees. Mr. Frammartino is responsible for investment management for the firm globally. Prior to joining Townsend in 2004, Mr. Frammartino was an investment banker with Key Bank’s Real Estate Capital group where he focused on capital markets, corporate finance, and mergers and acquisitions. As an expert in private real estate and developing custom real asset solutions, Mr. Frammartino is a frequent contributor and speaker on private equity real estate for industry and media groups. Mr. Frammartino received a Master of Business Administration in Finance from Case Western Reserve University and a Bachelor of Science in Accounting from The University of Akron.
Damien J. Smith.    Mr. Smith is a Principal of Townsend and is a member of the Adviser Investment Committee. Mr. Smith joined Townsend in 2010. Mr. Smith is based in London and is responsible for portfolio management for the regions of Europe and Asia. Prior to joining Townsend, Mr. Smith was the Chief Investment Officer for ING Real Estate’s global multi-manager business where he was responsible for the execution of global strategies and portfolio management for indirect investments valued in excess of  £4 billion. Previously, Mr. Smith worked as fund manager for specialist real estate funds in the U.K. and Asia Pacific, Lend Lease and the Macquarie Goodman Group, where he was responsible for the execution of the funds’ strategy and investment performance. Mr. Smith received a Graduate Diploma in Applied Finance from Macquarie University and a Bachelor’s Degree in Commerce from The University of Canberra, Australia.
Martin J. Rosenberg.   Mr. Rosenberg is a Principal of Townsend and is a member of the Adviser Investment Committee. Mr. Rosenberg joined Townsend in 2005 and works with Townsend clients on matters concerning strategic and investment planning, portfolio structuring and performance reviews. Prior to joining Townsend, Mr. Rosenberg was an attorney within the private equity group at Jones Day where he focused on private fund formations, as well as leveraged buyouts and venture capital transactions. Mr. Rosenberg received a Juris Doctor from the New York University School of Law and a Bachelor of Arts from The Ohio State University. He has earned the right to use the Chartered Alternative Investment Analyst (“CAIA”) Designation.
Christopher Lennon.   Mr. Lennon is a Principal of Townsend and is a member of the Adviser Investment Committee. Mr. Lennon joined Townsend in 2007 and serves as the lead portfolio manager for seven real estate investment programs ranging in size from $100 million to $500 million. In addition,

Mr. Lennon has underwriting responsibility for the Core Open Ended Fund Universe with a specialization in the newly formed entities. Mr. Lennon has acted as the lead underwriter for over $3 billion in client investments in new open ended vehicles. Prior to joining Townsend, Mr. Lennon was a Vice President at Morgan Stanley Capital International. During his tenure at Morgan Stanley, Mr. Lennon designed, constructed and managed a series of hedge fund indices with over $2.5 billion of invested funds. During his six year tenure at Morgan Stanley, he actively promoted index adoption among large asset owners and structured product issuers. Mr. Lennon also participated in consultations led by European regulators designed to produce guidelines relating to the use of hedge fund indices within Undertakings for Collective Investment in Transferable Securities’ eligible investments. Mr. Lennon has published articles related to portfolio construction and fund selection in Institutional Real Estate North America, Investment Pensions Europe, and Institutional Real Estate Europe. He has been a speaker or panelist at the Institute for Fiduciary Education, NCREIF Annual Conference, Urban Land Institute Real Estate Summit and the CFA Pension and Endowment Conference. Mr. Lennon received a Bachelor of Science in Finance from the Wharton School of the University of Pennsylvania, magna cum laude, and his Bachelor of Science in Mechanical Engineering from The School of Engineering and Applied Science of the University of Pennsylvania also magna cum laude. He obtained his CFA designation in 2001.
Portfolio Managers
Subject to the Adviser Investment Committee’s oversight, Messrs. Tewari, Long, Schaefer, Frammartino, Smith, Rosenberg, and Lennon are the Fund’s portfolio managers (“Portfolio Managers”) and oversees the day to day investment operations of the Fund. The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund shares.
Sub-Adviser Investment Committee
Daniel R. Gilbert.   Mr. Gilbert is a member of the Sub-Adviser Investment Committee. He has been an Interested Director of the Fund since inception. Mr. Gilbert has been an Interested Trustee, Chief Executive Officer and President of the NorthStar Real Estate Capital Income Fund (the “NorthStar Capital Income Fund”) and the NorthStar Real Estate Capital Income Master Fund (the “NorthStar Capital Income Master Fund”) since October 2, 2015, Chairman since March 3, 2016 and is a member of the investment committee of the investment advisor of both funds. Mr. Gilbert has also been an Interested Trustee, Chief Executive Officer and President of the NorthStar Real Estate Capital Income Fund-T (the “NorthStar Capital Income Fund-T”) since December 15, 2015, and Chairman since March 3, 2016. He has been an Interested Trustee, Chief Executive Officer and President of NorthStar Corporate Income Fund and NorthStar Corporate Income Master Fund since July 2015 and Chairman since January 15, 2016, an Interested Trustee, Chief Executive Officer and President of NorthStar Corporate Income Fund-T since November 2015 and Chairman since January 15, 2016. Mr. Gilbert serves as Chairman and Chief Executive Officer and President of NorthStar Real Estate Income Trust, Inc. (“NorthStar Income”), positions he has held since August 2015, January 2013 and March 2011, respectively and he served as its Chief Investment Officer from January 2009 through January 2013. Mr. Gilbert serves as the Executive Chairman of NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”), a position he has held since January 2014, and served as its Chief Executive Officer from August 2012 to January 2014 and Chief Investment Officer from October 2010 through February 2012. Mr. Gilbert also serves as Chairman, a position he has held since August 2015, and the Chief Executive Officer and President, a position he has held since December 2012, of NorthStar Real Estate Income II, Inc. (“NorthStar II”). Mr. Gilbert further serves as Co-Chairman, a position he has held since August 2015, the Chief Executive Officer and President, positions he has held since March 2014, of NorthStar/RXR New York Metro Real Estate, Inc. (“NorthStar/RXR”). Mr. Gilbert has served as the Head of Retail of Colony NorthStar since January 10, 2017. Mr. Gilbert also served as Chief Investment and Operating Officer of NorthStar Realty from January 2013 to January 2017, a position he maintained as co-employee. Mr. Gilbert has served as Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd, a wholly owned subsidiary of Colony NorthStar and parent company of the Sub-Adviser and Administrator, from June 2014 to January 2017. Mr. Gilbert served as Co-President of NorthStar Realty from April 2011 until January 2013 and in various other senior management positions since its initial public offering in October 2004. Mr. Gilbert served as an Executive Vice President and Managing Director of Mezzanine Lending of NorthStar Capital Investment

Corp., a predecessor company of NorthStar Realty. Prior to that role, Mr. Gilbert was with Merrill Lynch & Co. in its Global Principal Investments and Commercial Real Estate Department and prior to joining Merrill Lynch, held accounting and legal-related positions at Prudential Securities Incorporated. Mr. Gilbert holds a Bachelor of Arts degree from Union College in Schenectady, New York.
Brett S. Klein.   Mr. Klein has been a member of the Sub-Adviser Investment Committee since October 2016. Mr. Klein has also served as the Chief Operating Officer of the NorthStar Capital Income Fund, as well as NorthStar Capital Income Master Fund, since inception. In addition, Mr. Klein has served as Chief Operating Officer of NorthStar Capital Income Fund-T since October 2015. Mr. Klein has served as Chief Operating Officer of NorthStar Corporate Income Fund and NorthStar Corporate Income Master Fund from July 2015 until January 2017 and Chief Operating Officer of NorthStar Corporate Income Fund T from November 2015 until January 2017. Mr. Klein has also served as the Chief Operating Officer of NorthStar/RXR, a position he has held since June 2014. Mr. Klein currently serves as a Managing Director of Colony NorthStar, the parent company of the Sub-Adviser and Administrator, a position he has held since January 2017, and heads its Alternative Products Group. Mr. Klein’s responsibilities include oversight of the operational elements of Colony NorthStar’s retail-focused REITs and alternative retail products as well as coordination of sponsor-related activities of Colony NorthStar’s broker-dealer, NorthStar Securities. Mr. Klein continues to be involved with the investment and portfolio management and servicing businesses and works closely with the accounting and legal departments in connection with the operation of Colony NorthStar’s managed companies. Mr. Klein also served as a Managing Director of NorthStar Asset Management Group Ltd, and headed the Alternative Products Group from June 2014 to January 2017. Mr. Klein previously served as a Managing Director at NorthStar Realty and Head of its Structured and Alternative Products Group between January 2011 and June 2014. In addition, from 2004 to 2011, Mr. Klein held similar roles at NorthStar Realty and was responsible for capital markets execution of NorthStar Realty and its retail-focused REIT businesses, including credit facility sourcing/structuring and securitization as well as investments and portfolio management. Mr. Klein joined NorthStar Realty in October 2004, prior to its initial public offering. From August 2004 to October 2004, Mr. Klein was an analyst at NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty. From 2000 to 2004, Mr. Klein worked in the CMBS group at Fitch Ratings, Inc., as Associate Director, where he focused on commercial real estate related securitization transactions. Mr. Klein holds a Bachelor of Science in Finance, Investment and Banking in addition to Risk Management and Insurance from the University of Wisconsin in Madison, Wisconsin.
Sujan S. Patel.   Mr. Patel has served as the Managing Director and Co-Head of U.S. Investment Management at Colony NorthStar since January 2017. He is responsible for overseeing the sourcing, structuring and execution of Colony NorthStar’s opportunistic equity, debt and strategic investments across all asset types and geographies. Prior to the Mergers, Mr. Patel was Managing Director and Co-Head of Investments at NSAM from March 2012 until January 2017 where he was directly involved in or oversaw over $21 billion of closed transactions. Prior to joining NSAM in 2007, Mr. Patel was with Thayer Lodging Group, a lodging dedicated private equity firm, focusing on all aspects of sourcing, acquiring, financing and disposing of over $2 billion of hotel investments. Mr. Patel began his career at Morgan Stanley in their investment banking division based in New York. He currently serves on the Advisory Board of the NYU Schack Institute of Real Estate and is a member of the Board of Advisors of the Graaskamp Center for Real Estate at the Wisconsin School of Business. Mr. Patel also sits on the Major Decision Committee of Island Hospitality Management and on the Board of SteelWave, a San Francisco Bay Area-based full-service commercial real estate management and operating company. In addition, Mr. Patel is involved in several real estate industry organizations including being a Member of the ULI Global Exchange Council and is a frequent speaker at industry conferences and seminars. Mr. Patel was named by the Commercial Observer in March 2014 as a member of its “Power 100” list honoring top commercial real estate professionals. Mr. Patel received a Bachelor of Arts in Engineering Sciences modified with Economics from Dartmouth College.
Sub-Administrator and Accounting Agent
The Sub-Administrator, located at                      , serves as Sub-Administrator and Accounting Agent. For its services as Sub-Administrator and Accounting Agent, the Fund pays the Sub-Administrator the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

Transfer Agent
DST Systems, Inc., located at 430 West 7th Street, Kansas City, MO, 64105-1407, serves as Transfer Agent.
Custodian
___, with its principal place of business located in ___, serves as Custodian for the securities and cash of the Fund’s portfolio. Under a custodian agreement dated             2017, between the Fund and the Custodian (the “Custodian Agreement”), the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.
Fund Expenses
The Advisers bear all of their own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in its business, including amounts that the Fund reimburses to the Adviser and the Sub-Adviser for certain administrative services that the Adviser and the Sub-Adviser provide or arrange at their expense to be provided to the Fund pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, as applicable. Similarly, the Fund directly bears all expenses incurred in its operation, including amounts that the Fund reimburses to the Adviser and the Sub-Adviser for services provided under the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, as applicable.
Expenses borne directly by the Fund include:
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corporate and organization expenses relating to offerings of shares;

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the third-party cost of calculating the NAV of shares, including the cost of any valuation services;

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the cost of effecting sales and repurchases of shares and other securities;

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the Management Fee;

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the Administration Fee;

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investment related expenses (e.g., expenses that, in the Advisers’ discretion, are related to the investment of the Fund's assets, whether or not such investments are consummated), including (as applicable), but not limited to, brokerage commissions, interest expenses, dividends on securities sold but not yet purchased, investment-related travel and lodging expenses, research-related expenses, legal, tax, accounting and other due diligence expenses;

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professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants, tax advisors and other experts;

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fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);

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research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

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all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Advisers, and any custodian or other agent engaged by the Fund;

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transfer agent and custodial fees;

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all costs associated with the provision of information technology services;

•
fees and expenses associated with marketing efforts;

•
federal and any state registration or notification fees;

•
federal, state and local taxes;

•
fees and expenses of the Independent Directors;

•
the third-party costs of preparing, printing and mailing reports, notices and other communications, including proxy statements, shareholder reports and notices or similar materials, to shareholders;

•
fidelity bond, Directors and officers/errors and omissions liability insurance and other insurance premiums;

•
direct costs such as printing, mailing, long distance telephone and staff;

•
routine non-compensation overhead costs, including rent, office supplies, utilities and capital equipment incurred by the Advisers in performing administrative services for the Fund;

•
legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, and generally serving as counsel to the Fund);

•
third-party compliance expenses for the Fund, including the cost of any third-party service providers and any compliance program audit programs;

•
external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

•
costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act of 2002, as amended;

•
all other expenses incurred by the Fund or the Advisers in connection with administering the Fund’s business, including expenses incurred by the Advisers in performing administrative services for the Fund, the allocable portion (subject to review by the Board) of the compensation overhead of administrative personnel paid by the Advisers, to the extent such personnel members are not controlling persons of the Advisers or any of their affiliates, and the cost of any third-party service providers engaged to assist the Advisers with the provision of administrative services, subject to the limitations included in the Investment Advisory Agreement and the Investment Sub-Advisory Agreement; and

•
any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents.

Except as otherwise described in this prospectus, the Adviser and the Sub-Adviser will be reimbursed by the Fund, for any of the above expenses that they pay on behalf of the Fund, including administrative expenses they incur on such entity’s behalf.
Organization and Offering Costs
The Adviser and its affiliates have incurred organization and offering costs, on the Fund’s behalf, of approximately $___ as of ___, 2017. The Adviser and its affiliates are entitled to receive reimbursement for costs paid on behalf of the Fund. The Fund records organization and offering costs each period based upon an allocation determined by the Adviser based on its expectation of total organization and offering costs to be reimbursed. As of March 9, 2017, no organization and offering costs have been allocated to the Fund.
Organization costs include, among other things, the cost of organizing as a Maryland corporation, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred. The Fund’s offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. The Fund has charged offering costs against capital in excess of par value on the balance sheet.

The Fund will reimburse the organization and offering expenses incurred by the Adviser and its affiliates on the Fund’s behalf. Any reimbursements of organization and offering expenses by the Fund will not exceed actual expenses incurred by the Adviser and its affiliates. Although organization and offering expenses are payable by the Fund, these expenses are indirectly borne by the Fund’s shareholders and will therefore immediately reduce the NAV of each share purchased in the offering.
Control Persons
A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this prospectus, the Fund could be deemed to be under control of the Adviser, which had voting authority with respect to 100% of the value of the outstanding interests in the Fund on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

DETERMINATION OF NET ASSET VALUE
The Fund intends to determine the NAV of shares daily, as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time).
The Fund will calculate the NAV by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received). The Fund’s assets and liabilities are valued in accordance with the principles set forth below.
The Valuation Committee, consisting of personnel from the Advisers whose membership on the Valuation Committee was approved by the Board, values the Fund’s assets in good faith pursuant to the Fund’s valuation policies and procedures that were developed by the Valuation Committee and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted policies and procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, or more frequently if necessary, the Audit Committee reviews and the Board ratifies the valuation determinations made with respect to the Fund’s investments during the preceding period and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Advisers provide the Board with periodic reports on a quarterly basis, or more frequently if necessary, describing the valuation process applicable to that period. To the extent deemed necessary by the Advisers, the Valuation Committee may review certain securities valued by the Advisers in accordance with the Fund’s valuation policies.
When determining the fair value of an asset, the Valuation Committee seeks to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with ASC Topic 820. Fair value determinations are based upon all available inputs that the Valuation Committee deems relevant, which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts for the investment, and valuations prepared by independent valuation firms. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements.
There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a valuation process that is consistently followed. Determinations of fair value involve subjective judgments and estimates.
The Fund expects that its portfolio will primarily consist of investments that are not actively traded in the market and for which quotations may not be available. For the purposes of calculating NAV, the Valuation Committee uses the following valuation methods:

Investments where a market price is readily available:
Generally, the value of any equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security. Loans or investments traded over the counter and not listed on an exchange are valued at a price obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by the Valuation Committee.
Investments where a market price is not readily available:
For investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Board, with assistance from the Valuation Committee, in accordance with the Fund’s valuation policy.
In making its determination of fair value, the Valuation Committee may retain and rely upon valuations obtained from independent valuation firms; provided that the Valuation Committee shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Valuation Committee shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that the Valuation Committee deems to be reliable in determining fair value under the circumstances.
In addition to the foregoing, an independent valuation firm will evaluate certain investments for which a market price is not readily available. Finally, unless the NAV and other aspects of such investments exceed certain thresholds, an independent valuation firm would not undertake such an evaluation.
Below is a description of factors that may be considered when valuing the Fund’s CRE investments, where a market price is not readily available:
•
the size and scope of the CRE investment and its specific strengths and weaknesses;

•
rental income, related rental income, expense amounts and expense growth rates;

•
discount rates and capitalization rates;

•
an analysis of recent comparable sales transactions;

•
bona fide third party purchase offers and sale negotiations;

•
prevailing interest rates for like securities;

•
expected volatility in future interest rates;

•
leverage;

•
call features, put features and other relevant terms of the debt;

•
the borrower’s ability to adequately service its debt;

•
the fair value of the CRE investment in relation to the face amount of its outstanding debt;

•
the quality of collateral securing the Fund’s CRE Debt Investments;

•
industry multiples including but not limited to EBITDA, cash flows, net income, revenues or, in some cases, book value or liquidation value; and

•
other factors deemed applicable.

All of these factors may be subject to adjustments based upon the particular circumstances of an investment or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners, or acquisition, recapitalization and restructuring expenses or other related or non-recurring items. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.

Changes in outstanding shares:
Changes in the number of outstanding shares of the Fund per class resulting from dividends and repurchases shall be reflected no later than in the first calculation on the first business day following such change.
Allocation of income and class expenses:
Expenses related to the distribution of a class of shares or to the services provided to shareholders of a class of shares shall be borne solely by such class. The following expenses attributable to the shares of a particular class will be borne solely by the class to which they are attributable:
•
Asset-based distribution, account maintenance, and shareholder servicing fees;

•
Extraordinary non-recurring expenses, including litigation and other legal expenses relating to a particular class; and

•
Such other expenses as the Board determines were incurred by a specific class and are appropriately paid by that class.

Income, realized and unrealized capital gains and losses, and expenses that are not allocated to a specific class shall be allocated to each class of the Fund on the basis of NAV of that class in relation to the NAV of the Fund. Investment advisory fees, including the Management Fee, custodial fees, and other expenses relating to the management of the Fund’s assets shall not be allocated on a class-specific basis, but rather based upon relative net assets. Income shall be included to the date of calculation. Appropriate provision shall be made for U.S. federal income taxes if required.
While the Fund’s valuation policy is intended to result in a calculation of the Fund’s NAV that fairly reflects investment values as of the time of pricing, the Fund cannot ensure that fair values determined by the Valuation Committee would accurately reflect the price that the Fund could obtain for an investment if it were to dispose of that investment as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the investments were sold. The Fund periodically benchmarks the bid and ask prices received from independent valuation firms and/or dealers, as applicable, and valuations received from the independent valuation firms against the actual prices at which it purchases and sells its investments. The Fund believes that these prices will be reliable indicators of fair value.

CONFLICTS OF INTEREST
As a general matter, certain conflicts of interest may arise in connection with the Advisers’ management of the Fund’s investments, and the investments of other accounts for which any of the Advisers are responsible. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific Adviser, Sub-Adviser, and Administrator compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). The Advisers have adopted policies and procedures and have structured the Portfolio Managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
Policies and Procedures for Managing Conflicts; Allocation of Investment Opportunities
Each of the Adviser and the Sub-Adviser and their respective affiliates have both subjective and objective policies and procedures in place designed to manage the potential conflicts of interest among the Adviser’s and the Sub-Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients. For example and as discussed in further detail below, both the Adviser and the Sub-Adviser have adopted policies and procedures that seek to allocate investment opportunities between the Fund and their other respective clients fairly and equitably over time. Nonetheless, an investment opportunity that is suitable for multiple clients, including the Fund, the Adviser and the Sub-Adviser or their respective affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed on some clients by the 1940 Act. There can be no assurance that the Adviser’s and Sub-Adviser’s or their respective affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in the Fund’s favor.
Allocation of Investment Opportunities by the Adviser
The Adviser and its affiliates are simultaneously providing investment advisory services to the Townsend Clients, including separately managed accounts. As a result, the Adviser has established allocation of investment opportunities procedures which are more fully described in Part 2 of its Form ADV but which are summarized below. The Fund may have investment objectives that overlap with the investment objectives of such Townsend Clients. Many investment opportunities identified by the Adviser are likely to be appropriate for a number of other clients, including the Fund and certain of the Townsend Clients. In such cases Townsend shall attempt to secure a sufficient number of allocation to satisfy the demand of all such clients. In the event that the amount of an available investment opportunity is not sufficient to meet demand among Townsend Clients and the Fund, the Adviser’s allocation policy gives priority to certain Townsend Clients based on the specific investment mandates of those Townsend Clients or whether those Townsend Clients have provided the Adviser with a general discretionary mandate. In both of these instances, these Townsend Clients may receive priority relative to the Fund in terms of investing in a particular investment opportunity. As a result, even if an investment opportunity is appropriate for the Fund, the Fund may not be able to invest its desired commitment in such opportunity or at all.
In addition, none of the Advisers is prohibited from advising or managing other investment advisory accounts or clients in the future. The Advisers may determine it appropriate for the Fund and one or more clients or investment accounts, including the Townsend Clients, to participate in an investment opportunity. To the extent the Fund is able to make co-investments with Townsend Clients, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, the Advisers will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis, taking into account such factors as available capital, portfolio concentrations, suitability and any other factors deemed appropriate. However, there can be no assurance the risks posed by these conflicts of interest will be mitigated.
The Fund will not be able to participate in most allocation of investment opportunities by the Adviser pursuant to the preceding procedures until it first obtains an exemptive relief order from the SEC. Prior to obtaining exemptive relief, the Fund intends to co-invest with its affiliates only in accordance with existing regulatory guidance. See “Risk Factors — The Fund’s ability to enter into transactions with its affiliates will be restricted.”
See “Risk Factors — Risks Related to Conflicts of Interest — “The Adviser will face a conflict of interest to performing services on the Fund’s behalf as a result of its investment allocation policy and its obligations to its other clients. Such conflicts may not be resolved in the Fund’s favor, meaning that the Fund could invest in less attractive assets, which could limit its ability to make distributions and reduce shareholders’ overall investment.”
Allocation of Investment Opportunities by the Sub-Adviser
The principals of the Sub-Adviser have managed and will continue to manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, the Sub-Adviser has put in place an investment allocation policy to ensure that investment opportunities are allocated between the Fund and the Sub-Adviser’s other clients on a fair and equitable basis. In particular, it is expected that any potential investments sourced by the Sub-Adviser will be presented to the Sub-Adviser’s investment committee for approval. The Sub-Adviser’s investment committee will then allocate the investment opportunities presented to it among the Fund and the Sub-Adviser’s other clients.

QUARTERLY REPURCHASES OF SHARES
Once each quarter, the Fund will offer to repurchase at NAV per share (for the relevant class) no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The Fund may increase the size of these offerings up to a maximum of 25% of the Fund’s outstanding shares, in the sole discretion of the Board, but it is not expected that the Board will do so. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the New York Stock Exchange no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). The Fund expects its first Repurchase Request Deadline will be the first quarter after shares are first sold to the public.
Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares, and the Repurchase Request Deadline, which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account or, with respect to shares held in “street name” by a Financial Intermediary on behalf of an investor, to that investor’s account with such Financial Intermediary, on the date the payment is to be made (the “Purchase Payment Date”), which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.
Determination of Repurchase Offer Amount
The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline. The Board may increase the size of Repurchase Offer Amount, up to a maximum of 25% of the total number of shares outstanding on the Repurchase Request Deadline, but it is not expected that the Board will do so.
Notice to Shareholders
No less than 21 days and more than 42 days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.
Repurchase Price
The repurchase price of the shares will be the NAV of the share class as of the close of regular trading on the New York Stock Exchange on the Repurchase Pricing Date. You may call (877) 940-8777 to learn the NAV. The Shareholder Notification offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Contingent Deferred Sales Charge
Selected broker-dealers or other financial intermediaries that have entered into intermediary agreements with the Distributor may receive the contingent deferred sales charge of up to 1% of the purchase price of Class C shares, payable as set forth below.
Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1% of the original purchase price (the “Contingent Deferred Sales Charge”). The Fund or its designee may waive the imposition of the Contingent Deferred Sales Charge with respect to repurchases within one year of a shareholder’s death or qualifying disability. A qualifying disability is a disability as such term is defined in Section 72(m)(7) of the Code that arises after the purchase of the shares required to be purchased. Any such waiver does not imply that the Contingent Deferred Sales Charge will be waived at any time in the future or that such Contingent Deferred Sales Charge will be waived for any other shareholder. Class A and Class I shares are not subject to a Contingent Deferred Sales Charge. Shares acquired through the Fund’s Automatic Investment Plan, reinvestment of dividends or capital gain distributions are not subject to a Contingent Deferred Sales Charge.
Redemption Fee
For shares held for less than 91 days, the Fund will deduct a 2% redemption fee from the redemption amount. Shares held longest will be treated as being repurchased first and shares held shortest as being repurchased last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions pursuant to the Fund’s dividend reinvestment policy. Shares held for 91 days or more are not subject to the 2% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Such fees are not utilized by the Fund to cover sales or promotional expenses.
Repurchase Amounts and Payment of Proceeds
Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account or, with respect to shares held in “street name” by a Financial Intermediary on behalf of an investor, to that investor’s account with such Financial Intermediary, on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.
If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.
Suspension or Postponement of Repurchase Offer
The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its qualification as a REIT under the Code; (b) for any period during which the New York Stock Exchange or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.
Liquidity Requirements
The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.
Consequences of Repurchase Offers
Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser Investment Committee otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser Investment Committee intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn, would reduce the Fund’s NAV.
Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.
The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death, pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY
Monthly Distribution Policy
The Fund intends to make a dividend distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses; provided, however, that if cash distributions made to the Fund’s shareholders exceed the Fund’s net investment income, an affiliate of Colony NorthStar will purchase shares of the Fund pursuant to the terms of the Distribution Support Agreement. See “— Distribution Support Agreement.” The dividend distribution rate may be modified by the Board from time to time. In order to qualify as a REIT, the Fund is required to distribute dividends to its shareholders each year in an amount at least equal to (a) the sum of  (i) 90% of the Fund’s “REIT taxable income” (computed without regard to its dividends-paid deduction and excluding net capital gains) and (ii) the Fund’s net income, if any, (after tax) from foreclosure property, minus (b) the sum of specified items of non-cash income. To the extent that the Fund distributes less than 100% of its “REIT taxable income,” as adjusted, the Fund will be subject to tax at the regular corporate tax rates on the retained portion. If the Fund fails to distribute during each calendar year at least the sum of: (i) 85% of the Fund’s REIT ordinary income for such year; (ii) 95% of the Fund’s REIT capital gain net income for such year; and (iii) any undistributed taxable income from prior periods, the Fund would be subject to a 4% excise tax on the excess of such required distribution over the sum of  (a) the amounts actually distributed and (b) the amounts of income retained on which it has paid corporate income tax. The Fund intends to make timely distributions sufficient to satisfy the REIT qualification requirements and to avoid material income and excise taxes. The initial distribution will be declared on a date determined by the Board. The initial distribution may consist principally of a return of capital. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Policy.”
The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder, require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.
The Board reserves the right to change the monthly distribution policy from time to time.
Distribution Support Agreement
The Fund has entered into the Distribution Support Agreement. The purpose of the Distribution Support Agreement is to avoid requiring the Fund to liquidate or borrow against its investments to pay cash distributions by requiring an affiliate of Colony NorthStar to purchase shares in the Fund equal to the amount by which any cash distributions paid to the Fund’s shareholders exceed the Fund’s net investment income for such month. Pursuant to the Distribution Support Agreement, the affiliate of Colony NorthStar has agreed to purchase up to an aggregate of  $10.0 million in shares of the Fund from time to time at the then-current NAV per Fund share, until the date upon which none of the Advisers nor any of their affiliates is serving as the Fund’s investment adviser, investment sub-adviser, or administrator. In no event shall the affiliate of Colony NorthStar be required to purchase in the aggregate greater than $10.0 million in shares of the Fund. If the cash distributions the Fund pays during any month exceed the Fund’s net investment income for such month, the affiliate of Colony NorthStar will purchase shares of the Fund following the end of each month for an aggregate purchase price equal to the amount by which the distributions paid to Fund shareholders exceed the Fund’s net investment income for such month. Notwithstanding the obligations of the affiliate of Colony NorthStar pursuant to the Distribution Support Agreement, the Fund is not required to pay distributions to its shareholders at all. Further, a $10.0 million investment in the Fund by the parties in accordance with the Distribution Support Agreement may not be sufficient to enable the Fund to pay distributions to its shareholders. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital, which is a return of an investor’s investment rather than a return of earnings or gains derived from investment activities. Distributions constituting a return of capital will lower a shareholder’s tax basis in his or her shares. Reducing a shareholder’s tax basis in his or her shares will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares. After the Distribution Support Agreement with the affiliate of Colony NorthStar has terminated, the Fund may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all. Shares purchased by the affiliate of Colony NorthStar pursuant to the Distribution Support Agreement are not subject to any restrictions on transfer or repurchase by the Fund.
DIVIDEND REINVESTMENT POLICY
The Fund will operate under a dividend reinvestment policy administered by DST Systems, Inc. (the “Agent”). Pursuant to the policy, the Fund’s distributions other than liquidating distributions and redemptions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.
Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105-1407. Such written notice must be received by the Agent three days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. With respect to shares held by a Financial Intermediary on behalf of an investor, any written notices will be provided to the Financial Intermediary and shares issued under the dividend reinvestment policy will be issued to the Financial Intermediary account. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below. A shareholder may designate all or a portion of his or her shares for inclusion in the policy, provided that Distributions will be reinvested only with respect to shares designated for reinvestment under the policy.
When the Fund declares a Distribution, the Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.
The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholder in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy. The Agent will distribute all proxy solicitation materials, if any, to participating shareholders. With respect to shares held by a Financial Intermediary on behalf of an investor, the Agent will distribute all information to the Financial Intermediary and any shares issued under the dividend reinvestment policy will be issued to the Financial Intermediary account.
In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.
Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of Distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Considerations.”

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.
All correspondence concerning the dividend reinvestment policy should be directed to the Agent at c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105-1407. Certain transactions can be performed by calling the toll free number (877) 940-8777.

U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following tax information relating to certain U.S. federal income tax consequences of an investment in the Fund is based on tax laws and regulations in effect on the date of this prospectus. These laws and regulations are subject to change, possibly with retroactive effect. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders, or to shareholders who may be subject to special tax treatment under the Code, including, without limitation, non-U.S. and tax-exempt shareholders. Shareholders should consult a tax professional for the tax consequences of investing in the Fund in light of their own circumstances, as well as for information on foreign, state and local taxes, which may apply. A statement that provides the U.S. federal income tax status of the Fund’s distributions will be sent to shareholders promptly after the end of each year.
Distributions to Shareholders.
Distributions by the Fund, other than capital gain dividends, generally will constitute ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits as determined for U.S. federal income tax purposes. In general, ordinary dividends will be taxable as ordinary income and will not be eligible for the dividends-received deduction for corporate shareholders. Ordinary dividends generally will not qualify as “qualified dividend income” currently taxed as net capital gain for U.S. shareholders that are individuals, trusts, or estates. However, provided the Fund properly designates the distributions, distributions to shareholders that are individuals, trusts, or estates generally will constitute qualified dividend income taxed as net capital gain to the extent the shareholder (and, where applicable, the Fund) satisfies certain holding period requirements and the dividends are attributable to (i) qualified dividend income received by the Fund from other corporations during the taxable year, and (ii) undistributed earnings or built-in gains taxed at the corporate level during the immediately preceding year. The Fund does not anticipate distributing a significant amount of qualified dividend income.
Distributions in excess of the Fund’s current and accumulated earnings and profits (a “return of capital distribution”) will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder’s shares and thereby increasing the amount of gain (or decreasing the amount of loss) recognizable by the shareholder upon a subsequent disposition of its shares. To the extent a return of capital distribution exceeds a shareholder’s tax basis in its shares, the distribution will be taxable as capital gain realized from the sale of such shares.
Dividends declared by the Fund in October, November or December and payable to a shareholder of record on a specified date in any such month, shall be treated both as paid by the Fund and as received by the shareholder on December 31 of the year, provided that the dividend is actually paid during January of the following calendar year.
Distributions that are properly designated as capital gain dividends will be taxed as long-term capital gains (to the extent they do not exceed the Fund’s actual net capital gain for the taxable year) without regard to the period for which the shareholder has held its shares. The REIT provisions of the Code do not require the Fund to distribute its long-term capital gain, and it may elect to retain and pay income tax on its net long-term capital gains received during the taxable year. If the Fund so elects for a taxable year, shareholders would include in income as long-term capital gains their proportionate share of retained net long-term capital gains for the taxable year. A shareholder would be deemed to have paid its share of the tax paid by the Fund on such undistributed capital gains, which would be credited or refunded to the shareholder. The shareholder’s basis in its shares would be increased by the amount of undistributed long-term capital gains (less the capital gains tax paid by the Fund) included in the shareholder’s long-term capital gains.
Gain or Loss on Sale of Shares of the Fund.
A shareholder may recognize either a gain or loss when it sells shares of the Fund. The gain or loss is the difference between the proceeds of the sale and the shareholder’s adjusted tax basis in the shares sold. Any loss realized on a taxable sale of shares held for six months or less will be treated as a long-term capital loss, to the extent of the amount of capital gain dividends received on such shares. If a shareholder sells shares of the Fund at a loss and purchases shares of the Fund within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed.

Please see the discussion in the SAI under the heading “— U.S. Federal income Tax Considerations” for additional information regarding the U.S. federal income tax considerations of an investment in the Fund.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES
The following description of the terms of the stock of the Fund is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund’s Charter and Bylaws. The Charter and Bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.
The Fund’s authorized stock consists of 600,000,000 shares of stock, par value $0.001 per share, all of which are initially designated as common stock and 200,000,000 of which are Class A shares, 200,000,000 of which are Class C shares, and 200,000,000 of which are Class I shares. There is currently no market for the Fund’s shares, and the Fund does not expect that a market for its shares will develop in the foreseeable future, if ever. A majority of the Board may, without any action by the shareholders, amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Under Maryland law, the Fund’s shareholders generally will not be personally liable for the Fund’s debts or obligations.
Shares of Common Stock
General
All shares of common stock offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. The Fund currently offers three different classes of shares: Class A, Class C, and Class I shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. Each share class has different fees, as set forth in “Summary of Fund Expenses.” Certain share class details are set forth in “Plan of Distribution.” Common shareholders are entitled to receive distributions when, as and if authorized by the Board and declared by the Fund out of assets legally available for the payment of distributions. Common shareholders have no preference, conversion, exchange, sinking fund or redemption rights, have no preemptive rights to subscribe for any of the Fund’s securities and have no appraisal rights unless the Board determines that appraisal rights apply, with respect to all or any classes of common stock, to one or more transactions occurring after the date of such determination in connection with which common shareholders would otherwise be entitled to exercise appraisal rights. Shareholders are subject to transfer restrictions and there is no guarantee that they will be able to sell their shares. See “Transfer Restrictions” below. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.
Distributions
Distributions may be paid to common shareholders if, as and when authorized by the Board and declared by the Fund out of assets legally available therefor.
If any shares of preferred stock are outstanding, common shareholders generally will not be entitled to receive any distributions from the Fund unless (1) the Fund has paid all accumulated dividends on the preferred stock, (2) the Fund has redeemed the full number of shares of preferred stock required to be redeemed by any provision for mandatory redemption of such preferred stock, (3) immediately after such a distribution, the Fund has an asset coverage of at least 200%, (4) the assets in the Fund’s portfolio meet any asset coverage requirements set forth by the Fund’s lenders or any applicable nationally recognized statistical rating organization (“NRSRO”), in each case, after giving effect to such a distribution and (5) there is no event of default existing under the terms of any of the Fund’s borrowings, in each case, after giving effect to such distributions.
So long as senior securities representing indebtedness of the Fund are outstanding, shareholders generally will not be entitled to receive any distributions from the Fund unless (1) there is no event of default existing under the terms of such indebtedness, (2) immediately after such a distribution, the Fund has an asset coverage of at least 300% and (3) the assets in the Fund’s portfolio meet any asset coverage requirements set forth by the Fund’s lenders or any applicable NRSRO, in each case, after giving effect to such a distribution.
Liquidation Rights
The Fund’s shareholders are entitled to the then-current NAV per share of the assets legally available for distribution to the Fund’s shareholders in the event of the liquidation, dissolution or winding up of the

Fund, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of outstanding shares of any other class or series of the Fund’s stock, including any preferred stock.
Voting Rights
Each outstanding share of common stock generally entitles the holder to cast one vote on all matters submitted to a vote of the Fund’s shareholders, including the election of Directors. The presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be cast at a meeting of the Fund’s shareholders constitutes a quorum at the meeting, unless applicable law or the Fund’s Charter requires a separate vote of one or more classes of the Fund’s stock, in which case the presence in person or by proxy of the shareholders entitled to cast a majority of the votes entitled to be cast by shareholders of each such class on such a matter will constitute a quorum.
There is no cumulative voting in the election of Directors. Consequently, at each annual meeting of the Fund’s shareholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the Directors whose terms expire at that meeting, except that holders of a majority of the outstanding shares of preferred stock, if any, will have the right, voting as a separate class, to elect two Directors at all times.
Preferred Stock
The Fund’s Charter authorizes the Board to classify and reclassify any unissued shares of common stock into shares of other classes or series of stock, including preferred stock, without the approval of common shareholders. Common shareholders have no preemptive right to purchase any shares of preferred stock that the Fund may issue. The Fund may elect to issue preferred stock as part of a leveraging strategy.
Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s Charter to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series. Thus, the Board could authorize the Fund to issue shares of preferred stock with terms that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for common shareholders or otherwise be in their best interest. Any issuance of preferred stock, however, must comply with the requirements of the 1940 Act. If the Fund elects to issue preferred stock (and/or notes or other debt securities), its ability to make distributions to its common shareholders may be limited by the terms of such preferred stock or debt securities, the asset coverage requirements and other limitations imposed by the 1940 Act, Maryland law and the Fund’s lenders.
Under the 1940 Act, holders of the preferred stock would be entitled to elect two Directors of the Fund at all times and to elect a majority of the Fund’s Directors if at any time dividends on the preferred stock are unpaid in an amount equal to two full years’ dividends. Holders of the preferred stock would continue to have the right to elect a majority of the Fund’s Directors until all dividends in arrears on the preferred stock have been paid. In addition, holders of the preferred stock would also be entitled to vote separately as a class on certain matters, which may at times give holders of preferred stock disproportionate influence over the Fund’s affairs.
The Fund does not issue certificates for shares of its common stock. Shares of the Fund’s common stock are held in “uncertificated” form, which will eliminate the physical handling and safekeeping responsibilities inherent in owning transferable share certificates and eliminate the need to return a duly executed share certificate to effect a transfer. The Agent acts as the Fund’s registrar and as the Transfer Agent for shares of the Fund’s common stock. With respect to shares held by a Financial Intermediary on behalf of an investor, the Financial Intermediary will be responsible for the functions of the registrar and Transfer Agent. Transfers can be effected simply by mailing a transfer and assignment form, which the Fund will provide to you at no charge, to:
NorthStar/Townsend Institutional Real Estate Fund Inc., c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105-1407

Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws
The Maryland General Corporation Law and the Fund’s Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire the Fund by means of a tender offer, proxy contest or otherwise. These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Election of Directors
As permitted by the Maryland General Corporation Law, the Fund’s Bylaws provide that the Fund is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required to be acted on under the 1940 Act. Accordingly, the Fund will not hold an annual meeting of shareholders each year and Directors will be elected to serve an indefinite term between annual meetings of shareholders. The Fund’s Bylaws provide that a Director is elected by a plurality of all the votes cast at a meeting of shareholders at which a quorum is present. Pursuant to the Fund’s Charter, the Board may amend the Bylaws from time to time to alter the vote required to elect a Director.
Number of Directors; Vacancies; Removal
The Fund’s Charter provides that the number of Directors will be set only by the Board in accordance with the Fund’s Bylaws. The Fund’s Bylaws provide that a majority of the entire Board may at any time increase or decrease the number of Directors. However, unless the Fund’s Bylaws are amended, the number of Directors cannot be less than the minimum number required by the Maryland General Corporation Law, which is one, or more than fifteen.
The Fund’s Charter provides that, at such time as the Fund has at least three Independent Directors and its common stock is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (which will be upon completion of this offering), the Fund elects to be subject to a provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board. Pursuant to this election, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the Directors remaining in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies, subject to any applicable requirements of the 1940 Act.
The Fund’s Charter provides that a Director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of Directors.
Action by Shareholders
Under the Maryland General Corporation Law, shareholder action can be taken only at an annual or special meeting of shareholders or, unless the charter provides for shareholder action by less than unanimous written consent (which the Fund’s Charter does not), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting of shareholders.
Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals
The Fund’s Bylaws provide that, with respect to an annual meeting of shareholders, the nomination of individuals for election as Directors and the proposal of other business to be considered by the Fund’s shareholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of the Board or (3) by a shareholder who is a shareholder of record at the record date set by the Board for the purpose of determining shareholders entitled to vote at the annual meeting, at the time the shareholder provides the notice required by the Fund’s Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of such individuals as Directors or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s Bylaws. With respect to special meetings of the Fund’s shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as Directors at a special meeting of shareholders may be made only (i) by or at the direction of the Board or (ii) if the special meeting has been called in accordance with the Fund’s Bylaws for the purpose of electing Directors, by any shareholder who is a shareholder of record at the record date set by the Board for the purpose of determining shareholders entitled to vote at the special meeting, at the time the shareholder provides the notice required by the Fund’s Bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s Bylaws.
Calling of Special Meetings of Shareholders
The Fund’s Bylaws provide that special meetings of the Fund’s shareholders may be called by the Board and certain of the Fund’s officers. The Fund’s Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders must be called by the secretary of the Fund to act on any matter that may properly be considered at a meeting of shareholders upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting. The Fund’s secretary will inform the requesting shareholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund’s proxy materials), and the requesting shareholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.
Approval of Extraordinary Corporate Action; Amendment of the Fund’s Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.
The Fund’s Charter generally provides for approval of Charter amendments and other extraordinary transactions by shareholders entitled to cast a majority of the votes entitled to be cast on the matter. However, the Fund’s Charter provides that the following matters require the approval of shareholders entitled to cast at least 80% of the votes entitled to be cast generally in the election of Directors:
•
amendments to the provisions of the Fund’s Charter relating to the power of the Board to fix the number of Directors, to fill vacancies on the Board and amend the Bylaws;

•
Charter amendments or any other proposal that would convert the Fund, whether by merger or otherwise, from a closed-end company to an open-end company or make the Fund’s common stock a redeemable security (within the meaning of the 1940 Act);

•
the liquidation or dissolution of the Fund or Charter amendments to effect the liquidation or dissolution of the Fund;

•
amendments to the provisions of the Fund’s Charter relating to the vote required to approve the dissolution of the Fund, Charter amendments and extraordinary transactions;

•
any merger, consolidation, conversion, statutory share exchange or sale or exchange of all or substantially all of the Fund’s assets that the Maryland General Corporation Law requires be approved by the Fund’s shareholders; or

•
any transaction between the Fund, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of Directors generally, or any affiliate of such a person, or member of such a group, on the other hand.
However, if such amendment, proposal or transaction is approved by at least two-thirds of the Fund’s continuing Directors (in addition to approval by the Board), the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction, except that any amendment, proposal or transaction that would not otherwise require shareholder approval under the Maryland General Corporation Law would not require further shareholder approval unless another provision of the Fund’s Charter or Bylaws requires such approval. The “continuing directors” are defined in the Fund’s Charter as its current Directors and Directors whose nomination for election by the Fund’s shareholders or whose election by the Directors to fill a vacancy on the Board is approved by a majority of the continuing Directors then serving on the Board.
The Fund’s Charter and Bylaws provide that the Board will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws and to make new Bylaws.
Transfer Restrictions
For the Fund to qualify as a REIT under the Code, the Fund’s shares of stock must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of twelve months or during a proportionate part of a shorter taxable year (other than the Fund’s first taxable year). Also, not more than 50% of the value of the Fund’s outstanding stock may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year (other than the Fund’s first taxable year).
Every owner of 5% or more (or such lower percentage as required by the Code or the regulations promulgated thereunder) of the Fund’s outstanding stock is required, within 30 days after the end of each taxable year, to give the Fund written notice stating his name and address, the number of shares of each class and series of the Fund’s stock which the shareholder beneficially owns and a description of the manner in which the shares are held. Each such owner shall provide the Fund with such additional information as the Fund may request in order to determine the effect, if any, of the shareholder’s beneficial ownership on the Fund’s qualification as a REIT and to ensure compliance with the ownership limits. In addition, each shareholder shall upon demand be required to provide the Fund with such information as the Fund may request in good faith in order to determine the Fund’s qualification as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

PLAN OF DISTRIBUTION
         , located at                      , serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s shares on a best efforts basis, subject to various conditions. The Fund’s shares are offered for sale through the Distributor at NAV plus any applicable sales load. The Distributor also may enter into agreements with financial intermediaries for the sale and servicing of the Fund’s shares. In reliance on Rule 415, the Fund intends to offer to sell up to $1,000,000,000 of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares. The Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and is payable on a monthly basis. Class A and Class I shares are not currently subject to a Distribution Fee. All or a portion of the Distribution Fee may be used to compensate selected broker-dealers for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. The Class A and Class C shares will pay to the Distributor a Shareholder Servicing Fee that will accrue at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to the respective share class, and is payable on a monthly basis. All or a portion of such Shareholder Servicing Fee may be used to compensate financial industry professionals for providing ongoing shareholder services. Such activities may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Advisers may reasonably request. Class I shares are not subject to a Shareholder Servicing Fee.
Additional Financial Intermediary Compensation
The Advisers or their affiliates, in the Advisers’ discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale and servicing of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a financial intermediaries’ registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries. The Additional Compensation may differ among financial intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the financial intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. Payments of Additional Compensation by the Advisers or their affiliates may have the effect of increasing the Fund’s assets under management, which would result in a corresponding increase in Management Fees payable to the Adviser. The Advisers have not adopted a limitation on the maximum permissible amount of the Additional Compensation that could be paid to financial intermediaries. See “Risk Factors — Risks Related to Conflicts of Interest.”
The Distributor will enter into a wholesale marketing agreement with NorthStar Securities, a registered broker-dealer and an affiliate of the Advisers. Pursuant to the terms of the wholesale marketing agreement, NorthStar Securities will seek to market and otherwise promote the Fund through various distribution channels, including but not limited to, regional and independent retail broker-dealers.
The Fund and the Sub-Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement. The Distributor may, from time to time, perform services for the Advisers and their affiliates in the ordinary course of business.

Prior to the initial public offering of shares, an affiliate of the Advisers purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.
Purchasing Shares
Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Transfer Agent. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Such Financial Intermediaries may be authorized to designate other intermediaries to receive purchase or sale orders on the Fund’s behalf. Orders will be placed at the appropriate price, which shall be a price that is not less than the Fund’s NAV (exclusive of distribution fees and commissions) next computed after it is received by a Financial Intermediary and accepted by the Fund. Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund and for forwarding payment promptly. Orders placed with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the New York Stock Exchange is open for business, will be priced based on the Fund’s NAV determined as of such day, while orders placed with a Financial Intermediary after the close of regular trading (generally after 4:00 p.m., Eastern Time) on a day that the New York Stock Exchange is open for business will be priced based on the Fund’s NAV determined on the day following the date upon which such order is received by the Financial Intermediary.
An investor also may complete and sign a subscription agreement for a specific dollar amount equal to or greater than the minimum initial investment for the applicable class of shares, and pay such amount at the time of subscription; provided, however, that the Fund reserves the right to accept subscriptions of less than the minimum initial investment for the applicable share class. An investor should make his or her check payable to “NorthStar/Townsend Institutional Real Estate Fund Inc.” Subscriptions will be effective only upon the Fund’s acceptance and it reserves the right to reject any subscription in whole or in part. Subscriptions will be priced based on the Fund’s NAV determined as of the date the subscription is accepted by the Fund. Subscriptions will be accepted or rejected by the Fund within ten days of receipt and, if rejected, all funds will be returned to subscribers without deduction for any expenses without interest, unless otherwise required by applicable law. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for his or her benefit. An investor does not have the option of rescinding a purchase order after the shares to be purchased pursuant to the subscription agreement have been issued to the investor. See “— Purchasing Shares.”
In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on each subscription agreement. As requested on the subscription agreement, investors must supply full name, date of birth, social security number and residential street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call Investor Relations at (877) 940-8777 for additional assistance when completing a subscription agreement.
If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Transfer Agent also may reserve the right to close the account within five business days if clarifying information/documentation is not received.

By Mail
To make an initial purchase by mail, complete a subscription agreement and mail the application, together with a check made payable to NorthStar/Townsend Institutional Real Estate Fund Inc. to:
NorthStar/Townsend Institutional Real Estate Fund Inc.
c/o DST Systems, Inc., 430 West 7th Street
Kansas City, MO 64105-1407
Telephone: (877) 940-8777
Attn: Investor Relations
All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.
It is the policy of the Fund not to accept subscription agreements under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any subscription agreement.
By Wire — Initial Investment
To make an initial investment in the Fund, the Transfer Agent must receive a completed subscription agreement before an investor wires funds. Investors may mail or overnight deliver a subscription agreement to the Transfer Agent. Upon receipt of the completed subscription agreement, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received, if they are received by the Fund’s designated bank before the close of regular trading on the New York Stock Exchange. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:
ABA #: 101000695
Account #: 9871879666
Further Credit: NorthStar/Townsend Institutional Real Estate Fund Inc.
(shareholder registration)
(shareholder account number)
By Wire — Subsequent Investments
Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Fund, and its agents, including the Transfer Agent and Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Automatic Investment Plan — Subsequent Investments
You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of  $100 on specified days of each month into your established Fund account. Please contact the Fund at (877) 940-8777 for more information about the Fund’s Automatic Investment Plan.
In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on each subscription agreement as part of the Fund’s Anti-Money Laundering Program. As requested on the subscription agreement, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call Investor Relations at (877) 940-8777 for additional assistance when completing a subscription agreement.

If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within five business days if clarifying information/documentation is not received.
Purchase Terms
The minimum initial investment is $2,500 for Class A or Class C shares and $25,000 for Class I shares. The minimum subsequent investment is $100 for Class A or Class C shares, and there is no minimum subsequent investment for Class I shares. The Fund reserves the right to waive investment minimums. The Fund’s shares are offered for sale through its Distributor at NAV plus any applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares. The Fund will accept the purchase of shares daily.
Share Class Considerations
When selecting a share class, you should consider the following:
•
which share classes are available to you;

•
how much you intend to invest;

•
how long you expect to own the shares; and

•
total costs and expenses associated with a particular share class.

If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for the investor. Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you. Not all Financial Intermediaries offer all classes of shares. If your Financial Intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.
Class A Shares
Investors purchasing Class A shares will pay a sales load based on the amount of their investment in the Fund in addition to the NAV of Class A shares. The Fund is offering volume discounts to investors who purchase more than $50,000 worth of Class A shares in this offering. The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 0% to 5.75%, as set forth in the table below. A reallowance to participating broker-dealers will be made by the Distributor from the sales load paid by each investor but will be reduced accordingly. A portion of the sales load, up to 0.75%, is retained by the Distributor. The following reduced sales loads apply to your purchases of shares of the Fund based on the amounts set forth below:
Amount Invested	Sales Load as % of Offering Price	Sales Load as % of Amount Invested	Dealer Reallowance*
Under $50,000	5.75%	6.10%	5%
$50,000 to $74,999	4.75%	4.99%	4%
$75,000 to $99,999	3.75%	3.90%	3%
$100,000 to $149,999	2.50%	2.56%	2%
$150,000 and Above	1.50%	1.52%	1%

*
Gross Dealer Concession paid to participating broker-dealers.

You may be able to buy Class A shares without a sales charge (i.e., “load-waived”) when you are:
•
reinvesting dividends or distributions;

•
a current or former Director of the Fund or their immediate family members (including spouses, parents, grandparents, children, and siblings);

•
an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in Section 152 of the Code) of the Advisers or their affiliates or of a broker-dealer authorized to sell shares of the Fund;

•
purchasing shares through the Advisers;

•
purchasing shares through a financial services firm that has a special arrangement with the Fund;

•
participating in an investment advisory or agency commission program under which you pay a fee to an investment adviser or other firm for portfolio management or brokerage services.

The following persons may combine their purchases as a “single purchaser” for the purpose of qualifying for the discounts set forth above:
•
an individual, his or her spouse, their children under the age of 21 and all pension or trust funds established by each such individual;

•
a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

•
an employees’ trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code; and

•
all commingled trust funds maintained by a given bank.

In the event a person wishes to have his or her order combined with others as a “single purchaser,” that person must request such treatment in writing at the time of subscription setting forth the basis for the volume discount and identifying the orders to be combined. Any request will be subject to the Fund’s verification that the orders to be combined are made by a single purchaser. If the subscription agreements for the combined orders of a single purchaser are submitted at the same time, then the sales load payable and discounted Class A share price will be allocated pro rata among the combined orders on the basis of the respective amounts being combined. Otherwise, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.
It is the investor’s responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination if an investor fails to notify the Fund. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase Class A shares directly from the Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Fund.
Class A shares will pay to the Distributor a Shareholder Servicing Fee that will accrue at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to the respective share class and is payable on a monthly basis. All or a portion of the Shareholder Servicing Fee may be used to compensate financial industry professionals for providing ongoing shareholder services.
Right of Accumulation
For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:
•
an individual;

•
an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•
a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund or Financial Intermediary at the time of your purchase. You will need to give the Fund or Financial Intermediary your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.
Letter of Intent
The letter of intent allows you to count all investments within a 13-month period in Class A shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and any Financial Intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.
Class C Shares
Class C shares are sold at the then-current NAV per Class C share and are not subject to any upfront sales charge; however, the following are additional features that should be taken into account when purchasing Class C shares:
•
The minimum initial investment is $2,500, and the minimum subsequent investment is $100. The Fund reserves the right to waive investment minimums;

•
a Shareholder Servicing Fee that will accrue at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class C shares and is payable on a monthly basis;

•
a Distribution Fee which will accrue at an annual rate equal to 0.75% of the average daily net assets of the Fund attributable to Class C shares and is payable on a monthly basis; and

•
a Contingent Deferred Sales Charge equal to 1% of the original purchase price of Class C shares repurchased by the Fund for repurchases of Class C shares held less than 365 days following such shareholder’s initial purchase.

All or a portion of the Distribution Fee may be used to compensate selected broker-dealers for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. All or a portion of the Shareholder Servicing Fee may be used to compensate financial industry professionals for providing ongoing shareholder services. The Sub-Adviser, the Administrator or an affiliate reimburse the Distributor for monies advanced to selected broker-dealers. Because the Class C shares of the Fund are sold at the then-current NAV per Class C share without an upfront sales load, the entire amount of your purchase is invested immediately.
Class I Shares
Class I shares are sold at the then-current NAV per Class I share. Because the Class I Shares of the Fund are sold at the then-current NAV per Class I share without an upfront sales load, the entire amount of your purchase is invested immediately. The minimum initial investment is $25,000, and there is no minimum subsequent investment. The Fund reserves the right to waive investment minimums. The Fund may permit a Financial Intermediary to waive the initial minimum per shareholder for Class I shares in the following situations: broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs; Financial Intermediaries with clients of a registered investment adviser (RIA) purchasing fund shares in fee based advisory accounts with a $25,000 aggregated initial investment across multiple clients; and certain other situations deemed appropriate by the Fund. The Fund’s Class I shares are offered for sale through its Distributor. Class I shares are not subject to an upfront sales load, a Distribution Fee, or a Shareholder Servicing Fee.

Shareholder Service Expenses
The Fund has adopted a “Shareholder Services Plan” with respect to its Class A and Class C shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include, but are not limited to: (i) responding to customer inquiries of a general nature regarding the Fund; (ii) crediting distributions from the Fund to customer accounts; (iii) arranging for bank wire transfer of funds to or from a customer’s account; (iv) responding to customer inquiries and requests regarding SAIs, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (v) forwarding prospectuses, SAIs, tax notices and annual and semi-annual reports to beneficial owners of Fund shares; (vi) assisting the Fund in establishing and maintaining shareholder accounts and records; (vii) assisting customers in changing account options, account designations and account addresses; (viii) assistance with share repurchases, distribution payments, and reinvestment decisions; (ix) providing overall guidance on a shareholder’s investment in the Fund’s shares; and (x) providing such other similar services as the Fund may reasonably request. Under the Shareholder Services Plan, Class A and Class C shares will pay to the Distributor a Shareholder Servicing Fee that will accrue at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to the respective share class and is payable on a monthly basis. Class I shares are not subject to a Shareholder Servicing Fee. All or a portion of the Shareholder Servicing Fee may be used to compensate financial industry professionals for providing ongoing shareholder services.
Distribution Plan
The Fund, with respect to its Class C shares, is authorized under a “Distribution Plan” to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class C shares. The Distribution Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act, which permits it to have asset-based distribution fees. Under a Distribution Plan, the Fund pays the Distributor a Distribution Fee at an annual rate of 0.75% of average daily net assets attributable to Class C shares.

LEGAL MATTERS
Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, serves as counsel to the Fund. Venable LLP, 750 East Pratt Street, Suite 900, Baltimore, Maryland 20202, acts as special Maryland counsel to the Fund.
REPORTS TO SHAREHOLDERS
The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.
Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call (877) 940-8777 to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning 30 days after receiving your request. This policy does not apply to account statements.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
___ is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. ___ is located at ___.
ADDITIONAL INFORMATION
The prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (File No. 333-214167). The complete Registration Statement may be obtained from the SEC at http://www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

PRIVACY NOTICE
The Fund is committed to protecting the privacy of its shareholders. This privacy notice explains the privacy policies of the Fund and its affiliates. This notice supersedes any other privacy notice shareholders may have received from the Fund.
The Fund will safeguard, according to strict standards of security and confidentiality, all information the Fund receives about shareholders. The only information the Fund collects from shareholders is their name, address, number of shares held and their social security number. This information is used only so that the Fund can send shareholders annual reports, semi-annual reports and other information about the Fund, and send shareholders other information required by law.
The Fund does not share this information with any non-affiliated third party, or any companies not related by common ownership or control, except as described below.
•
Authorized third-party contractors of the Advisers.    It is the Fund’s policy that only authorized third-party contractors of the Advisers who need to know a shareholder’s personal information will have access to it.

•
Service providers.   The Fund may disclose a shareholder’s personal information to companies that provide services on the Fund’s behalf, such as record keeping, processing the shareholder’s trades and mailing the shareholder information. These companies are required to protect the shareholder’s information and use it solely for the purpose for which they received it.

•
Courts and government officials.   If required by law, the Fund may disclose a shareholder’s personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

INQUIRIES
Inquiries concerning the Fund and the shares should be directed to:
Investor Services
NorthStar/Townsend Institutional Real Estate Fund Inc.
5299 DTC Boulevard, Suite 900
Greenwood Village, CO 80111
Telephone: (877) 940-8777
Attn: Investor Relations

NorthStar/Townsend Institutional Real Estate Fund Inc.
Class A Shares, Class C Shares, and Class I Shares of Common Stock
March 9, 2017
Investment Adviser	Investment Sub-Adviser
Townsend Holdings LLC	CNI TCEF Advisors, LLC
All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Distributor.
You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

The information in this Preliminary Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Preliminary Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED MARCH 9, 2017
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
STATEMENT OF ADDITIONAL INFORMATION
Class A Shares, Class C Shares, and Class I Shares of Common Stock
March 9, 2017
NorthStar/Townsend Institutional Real Estate Fund Inc.
Principal Executive Offices
399 Park Avenue, 18th Floor
New York, New York 10022
(212) 547-2600
This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus of NorthStar/Townsend Institutional Real Estate Fund Inc. (the “Fund”), dated March 9, 2017 (the “Prospectus”), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.
You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at (877) 940-8777 or by visiting www.northstarsecurities.com/townsend. Information on the website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (the “SEC”) at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The Fund’s filings with the SEC also are available to the public on the SEC’s website at http://www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549.

GENERAL INFORMATION AND HISTORY
The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. An interval fund is a type of closed-end investment company that is required to offer to repurchase its shares from shareholders at periodic intervals, in the Fund’s case, quarterly. The First Repurchase Request Deadline for the Fund shall occur no later than two calendar quarters after the Fund’s initial effective date. The Fund intends to elect to be taxed as a REIT under the Code commencing with its taxable year ending December 31, 2017. The Fund was organized as a Maryland corporation on June 1, 2016. The Fund’s principal office is located at NorthStar/Townsend Institutional Real Estate Fund Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, and its telephone number is (212) 547-2600. The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, on a class-specific basis, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.
The Fund offers multiple classes of shares, including Class A, Class C, and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution and shareholder servicing fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, directors’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

INVESTMENT OBJECTIVES AND POLICIES
Investment Objectives
The Fund’s primary investment objectives are to realize capital appreciation and to preserve shareholders’ capital, with a secondary objective of generating income through cash distributions. There can be no assurance that the Fund will achieve its investment objectives.
Fundamental Policies
The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:
(1)
Borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2)
Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities’ that is indebtedness to no more than 33 1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3)
Purchase securities on margin, but may sell securities short and write call options.

(4)
Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(5)
Invest more than 25% of the value of its total assets in the securities of companies or entities engaged in any one industry, or group of industries, except the real estate industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. Under normal circumstances, the Fund will invest over 25% of its assets in the securities of companies or entities in the real estate industry.

(6)
Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)
Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

The Fund may invest in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities, investment funds that invest in real estate through entities that may qualify as REITs, or in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).
Securities Lending.
Although the Fund does not currently intend to engage in securities lending, it may do so in the future. Prior to engaging in securities lending, the Fund will enter into securities lending agreements. Once the

Fund enters into such agreements, it may lend its portfolio securities in an amount not exceeding one-third of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The Fund’s Board has a fiduciary obligation to recall a loan in time to vote proxies if it has knowledge that a vote concerning a material event regarding the securities will occur. As such, the terms of the Fund’s loans must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any material matter and must meet certain tests under the Code.
The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required. In addition, the Fund is exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. As well, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.
The costs of securities lending do not appear in the Fund’s fee table and the Fund bears the entire risk of loss on any reinvested collateral received in connection with securities lending.
Other Fundamental Policies
The Fund will make quarterly repurchase offers for no less than 5% of the shares outstanding at NAV less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the shareholders are notified in writing of each quarterly repurchase after the Repurchase Request Deadline or the next business day if the 14th is not a business day.
If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
Non-Fundamental Policies
The following is an additional investment limitation of the Fund and may be changed by the Board without shareholder approval.
80% Investment Policy.   The Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate-related investments, as further described in the Prospectus. For purposes of compliance with this 80% real estate investment policy, each of the Real Estate Investment Vehicles, PERE Funds, and CRE Securities that are pooled investment vehicles in which the Fund invests will have at least 80% of its assets invested in real estate or real estate-related investments, or will have adopted a policy to invest at least 80% of its assets in the securities of real estate or real estate-related issuers. Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in the Fund’s 80% real estate investment policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of a Fund’s investment portfolio, resulting from changes in the value of a Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
Certain Portfolio Securities and Other Operating Policies
As discussed in the Prospectus, under normal circumstances, the Fund intends to invest at least 80% of the Fund’s net assets (plus the amount of leverage for investment purposes) in a diversified portfolio of institutional quality real estate and real estate-related investments, which will be comprised of three primary asset classes: (i) CRE investments, including (a) direct and indirect CRE Property Investments, and (b) CRE Debt Investments, each of which may be held through Real Estate Investment Vehicles, and certain of which will be joint transactions with the Fund’s affiliates, subject to receipt of an exemptive order from the SEC, as discussed below; (ii) investments in PERE Funds that principally invest, directly or indirectly, in real estate and real estate-related investments through entities that may qualify as REITs for U.S. federal income tax purposes under the Code, which may also be joint transactions with the Fund’s affiliates, subject to receipt of an exemptive order from the SEC; and (iii) CRE Securities, including those of publicly traded REITs, CMBS, REOCS, and ETFs. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful. Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Advisers believe the Fund will achieve diversification by investing across real estate asset classes, property types, positions in the Capital Stack and geographic locations. The majority of the underlying real estate of the Fund’s investments will be located in the United States, but the Fund may also make investments internationally. The Fund has not adopted a policy specifying a maximum percentage of its assets that may be invested in properties located outside of the United States or properties located in any one non-U.S. country, or in securities of non-U.S. issuers or the securities of issuers located in any one non-U.S. country. See “Risk Factors — The Fund will be subject to additional risks if it makes investments internationally,” contained in the Prospectus. The Fund’s investment adviser is Townsend Holdings LLC, a Delaware limited liability company that is doing business as the Townsend Group, a registered investment adviser under the Advisers Act. The Adviser has engaged CNI TCEF Advisors, LLC, to act as the Fund’s initial sub-adviser, and the Fund’s administrator is NSAM US-TCEF Administrator, LLC. The Adviser is responsible for overseeing the management of the Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Fund’s portfolios, subject to the oversight of the Board. The Adviser will have sole discretion to make all investments, but has delegated investment discretion for making CRE Securities investments to the Sub-Adviser. See “Risk Factors — Risks Related to Conflicts of Interest” in the Prospectus. The Advisers are responsible for allocating the Fund’s assets among various securities using its investment strategies, subject to policies adopted by the Board. Additional information regarding the types of securities and financial instruments is set forth below.
PERE Funds
The Fund attempts to achieve its investment objectives by allocating its capital among a select group of institutional asset managers with expertise in managing portfolios of real estate and real estate-related securities. PERE Funds typically accept investments on a quarterly basis, have quarterly repurchases, and do not have a defined termination date. Additionally, the Fund may acquire investments in PERE Funds from one or more sellers who are existing investors in the PERE Funds in one or more Secondary Transactions.
Although the Fund is a “non-diversified” investment company within the meaning of the 1940 Act, the Fund will seek to achieve diversification by investing across real estate asset classes, property types, positions in the Capital Stack, and geographic locations. In addition to diversification across real estate asset classes, property types, positions in the Capital Stack and geographic markets, PERE Funds may diversify by differing underlying economic drivers, including anticipated job growth, population growth or inflation. No specific limits have been established within the Fund’s investment guidelines for property type, positions in the Capital Stack and geographic investments; however, many of the PERE Funds have NAV limitations for any one individual property held by such Funds relative to the NAV of the PERE Fund’s overall portfolio. While some institutional asset managers will seek diversification across property types, certain PERE Funds may have a more specific focus and not seek such diversification, but instead utilize an investment strategy utilizing expertise within specific or multiple property categories.
The PERE Funds may utilize leverage, pursuant to their operative documents, as a way to seek or enhance returns. Dependent upon the investment strategy, geographic focus or other economic or property specific factors, each PERE Fund will have differing limitations on the utilization of leverage. Such limitations are PERE Fund specific and may apply to an overall portfolio limitation as well as a property specific limitation. The Fund will limit its borrowing and the overall leverage of its portfolio to an amount that does not exceed 33 1/3% of the Fund’s gross asset value.
The Fund seeks, through the PERE Funds, to focus primarily on direct real estate investments held by the PERE Funds or on investments in real estate operating companies that acquire, develop and manage real estate; as a result, the Fund will invest no more than 15% of its net assets in PERE Funds or other entities that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. The Fund expects that many of the PERE Funds generally will charge a management fee of 1.00% to 2.00%, and up to 20% of net profits as a “carried interest” allocation.
Other Underlying Funds
The Fund may invest in securities of other Underlying Funds (as defined in the Prospectus), including REITs and ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund. The Fund’s investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act, including in certain circumstances, a prohibition on the Fund from acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund, if  (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.50%. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Advisers acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated investment companies to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays does not exceed the limits on sales loads established by FINRA for funds of funds. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Fund) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.
ETFs are shares of unaffiliated investment companies issuing shares, which are traded like traditional equity securities on a national stock exchange. Much like an index mutual fund, an ETF represents a portfolio of securities, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.
Money Market Instruments
The Fund may invest, for defensive or diversification purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund or the Advisers deem appropriate under the circumstances. Pending allocation of the offering proceeds of this offering and thereafter, from time to time, the Fund also may invest in these instruments and other investment vehicles. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.
Non-Diversified Status
Because the Fund is “non-diversified” under the 1940 Act, it is subject only to certain U.S. federal tax asset requirements for REIT qualification. Under U.S. federal tax laws, at least 75% of the value of the Fund’s total assets must be represented by some combination of  “real estate assets,” cash, cash items, U.S. government securities, and, under some circumstances, stock or debt instruments purchased with new capital. In addition, the Fund must satisfy the following additional asset tests: (i) no more than 5% of the value of the Fund’s total assets may consist of the securities of any one issuer, (ii) no more than 10% of the outstanding securities, in terms of vote or value, of any one issuer may be held by the Fund, (iii) no more than 20% of the value of the Fund’s total assets may consist of securities of TRSs, and (iv) no more than 25% of the value of the Fund’s total assets may consist of debt instruments issued by publicly offered REITs. The tests described in (i) and (ii) above do not apply to securities that satisfy either the 75% asset test or that are securities of taxable REIT subsidiaries. In addition, the 10% value test described in (i) above does not apply to certain “straight debt” and certain other “excluded securities.” These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code.

REPURCHASES AND TRANSFERS OF SHARES
Repurchase Offers
The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy will include all requirements of Rule 23c-3(b)(2)(i)(A)-(D) of the 1940 Act governing such repurchases applicable to the Fund. The Repurchase Offer Policy also provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Fund’s Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Advisers would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.
Repurchase Offer Policy Summary of Terms
The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time.
(1)
The repurchase offers will be made in March, June, September and December of each year.

(2)
The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer no less than 21 days and no more than 42 of the Repurchase Request Deadline (or the preceding business day if the New York Stock Exchange is closed on that day).

(3)
The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the NAV applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and that is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2% of the proceeds. Generally, the Fund does not charge a repurchase fee. However, for shares held less than 91 days, the Fund will deduct a 2% redemption fee on the redemption amount if shares are sold pursuant to the Fund’s quarterly repurchase program. Shares held longest will be treated as being repurchased first and shares held shortest as being repurchased last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions pursuant to the Fund’s dividend reinvestment policy. Shares held for 91 days or more are not subject to the 2% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Such fees are not utilized by the Fund to cover sales or promotional expenses. A Class C shareholder who tenders for repurchase of such shareholder’s Class C shares during the first 365 days following such shareholder’s initial capital contribution, such that they are repurchased after being held less than 365 days, will be subject to a fee of 1% of the value of the original purchase price of the shares repurchased by the Fund (the “Contingent Deferred Sales Charge”). The Fund or its designee may waive the imposition of the Contingent Deferred Sales Charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the Contingent Deferred Sales Charge will be waived at any time in the future or that such Contingent Deferred Sales Charge will be waived for any other shareholder. Class A and Class I shares are not subject to a Contingent Deferred Sales Charge. The Fund may rely on Rule 23c-3 only so long as the Board satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.
Procedures:   All periodic repurchase offers must comply with the following procedures:
Repurchase Offer Amount:   Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the outstanding shares of the Fund on the Repurchase Request Deadline. The Board shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification:   No less than 21 days and no more than 42 days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a Shareholder Notification providing the following information:
(1)
A statement that the Fund is offering to repurchase its shares from shareholders at NAV;

(2)
Any fees applicable to such repurchase, if any;

(3)
The Repurchase Offer Amount;

(4)
The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and Repurchase Payment Deadline;

(5)
The risk of fluctuation in NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

(6)
The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

(7)
The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

(8)
The circumstances in which the Fund may suspend or postpone a repurchase offer;

(9)
The NAV of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the NAV thereafter; and

(10)
The market price, if any, of the shares on the date on which such NAV was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.
Notification of Beneficial Owners:   Where the Fund knows that shares subject of a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Exchange Act.
Repurchase Requests:   Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.
Repurchase Requests in Excess of the Repurchase Offer Amount:   If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:
(1)
Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others; or

(2)
Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers:   The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the directors of the Board (the “Directors”) who are not interested persons of the Fund, and only:
(1)
If the repurchase would cause the Fund to lose its status as a REIT under Section 856 et seq. of the Code;

(2)
If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

(3)
For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

(4)
For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

(5)
For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.
Computing NAV:   The Fund’s current NAV shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on:
(1)
Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;

(2)
Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

(3)
Customary national, local, and regional business holidays.

Liquidity Requirements:   From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance.
Liquidity Policy:   The Board may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Advisers, but shall continue to be responsible for monitoring the Advisers’ performance of its duties and the composition of the portfolio. Accordingly, the Board has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.
(1)
In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a)
The frequency of trades and quotes for the security.

(b)
The number of dealers willing to purchase or sell the security and the number of potential purchasers.

(c)
Dealer undertakings to make a market in the security.

(d)
The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting an offer and the mechanics of transfer).

(e)
The size of the fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

(2)
If market developments impair the liquidity of a security, the Advisers should review the advisability of retaining the security in the portfolio. The Advisers should report the basis for their determination to retain a security at the next Board meeting.

(3)
The Board shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

(4)
These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure:   The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.
Annual Report Disclosure:   The Fund shall include in its annual report to shareholders the following:
Disclosure of its fundamental policy regarding periodic repurchase offers.
(1)
Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

(a)
the number of repurchase offers,

(b)
the Repurchase Offer Amount and the amount tendered in each repurchase offer, and

(c)
the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures described above.

Advertising:   The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open-end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

MANAGEMENT OF THE FUND
The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Fund is managed under the direction of the Board, in accordance with the Charter and the Bylaws (together, the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request. The Board consists of ___ individuals, ___ of whom are Independent Directors. Pursuant to the Governing Documents of the Fund, the Directors shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Fund’s purposes.
Board Leadership Structure.   ___ is the Chairman of the Board. Additionally, under certain 1940 Act governance guidelines that apply to the Fund, the Independent Directors will meet in executive session at least quarterly. Under the Charter and Bylaws, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Fund policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. The Fund believes that its Chairman, the chair of the Audit Committee and, as an entity, the full Board, provide effective leadership that is in the best interests of the Fund and each shareholder.
___ may be deemed to be an interested person of the Fund by virtue of his ownership interest in and senior management role at the Advisers and/or their affiliates, and the portfolio management services he provides to the Fund. The Directors have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund. The Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Director happens to be independent or a member of management. ___ currently serves as the lead Independent Director of the Fund. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Directors to constitute a substantial majority of the Board.
Board Risk Oversight.   The Board has a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.
Director and Officer Qualifications
For the biography of Mr. Tewari, see “Portfolio Managers.”
Daniel R. Gilbert
Mr. Gilbert is a member of the Sub-Adviser Investment Committee. He has been an Interested Director since inception. Mr. Gilbert has been an Interested Trustee, Chief Executive Officer and President of the NorthStar Real Estate Capital Income Fund and NorthStar Real Estate Capital Income Master Fund since October 2, 2015, Chairman since March 3, 2016 and is a member of the investment committee of the investment advisor of both funds. Mr. Gilbert has also been an Interested Trustee, Chief Executive Officer and President of the NorthStar Real Estate Capital Income Fund-T since December 15, 2015, and Chairman since March 3, 2016. He has been an Interested Trustee, Chief Executive Officer and President of

NorthStar Corporate Income Fund and NorthStar Corporate Income Master Fund since July 2015 and Chairman since January 15, 2016, an Interested Trustee, Chief Executive Officer and President of NorthStar Corporate Income Fund-T since November 2015 and Chairman since January 15, 2016. Mr. Gilbert serves as Chairman and Chief Executive Officer and President of NorthStar Income, positions he has held since August 2015, January 2013 and March 2011, respectively and he served as its Chief Investment Officer from January 2009 through January 2013. Mr. Gilbert serves as the Executive Chairman of NorthStar Healthcare, a position he has held since January 2014, and served as its Chief Executive Officer from August 2012 to January 2014 and Chief Investment Officer from October 2010 through February 2012. Mr. Gilbert also serves as Chairman, a position he has held since August 2015, and the Chief Executive Officer and President, a position he has held since December 2012, of NorthStar Income II. Mr. Gilbert further serves as Co-Chairman, a position he has held since August 2015, the Chief Executive Officer and President, positions he has held since March 2014, of NorthStar/RXR. Mr. Gilbert has served as the Head of Retail of Colony NorthStar since January 10, 2017. Mr. Gilbert also served as Chief Investment and Operating Officer of NorthStar Realty from January 2013 to January 2017, a position he maintained as co-employee. Mr. Gilbert has served as Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd, a wholly owned subsidiary of Colony NorthStar and parent company of the Sub-Adviser and the Administrator, from June 2014 to January 2017. Mr. Gilbert served as Co-President of NorthStar Realty from April 2011 until January 2013 and in various other senior management positions since its initial public offering in October 2004. Mr. Gilbert served as an Executive Vice President and Managing Director of Mezzanine Lending of NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty. Prior to that role, Mr. Gilbert was with Merrill Lynch & Co. in its Global Principal Investments and Commercial Real Estate Department and prior to joining Merrill Lynch, held accounting and legal-related positions at Prudential Securities Incorporated. Mr. Gilbert holds a Bachelor of Arts degree from Union College in Schenectady, New York.
The Board believes that Mr. Gilbert’s extensive commercial real estate and capital markets expertise through various market cycles and changing market conditions, combined with his position overseeing Colony NorthStar’s retail business formerly as Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd., and currently his service as Head of Retail of Colony NorthStar, support his appointment to the Fund’s board of directors.
Brett S. Klein
Mr. Klein has been a member of the Sub-Adviser Investment Committee since October 2016. Mr. Klein has also served as the Chief Operating Officer of the NorthStar Real Estate Capital Income Fund, as well as NorthStar Real Estate Capital Income Master Fund, since inception. In addition, Mr. Klein has served as Chief Operating Officer of NorthStar Real Estate Capital Income Fund-T since December 2015. Mr. Klein has served as Chief Operating Officer of NorthStar Corporate Income Fund and NorthStar Corporate Income Master Fund from July 2015 until January 2017 and Chief Operating Officer of NorthStar Corporate Income Fund T from November 2015 until January 2017. Mr. Klein has also served as the Chief Operating Officer of NorthStar/RXR, a position he has held since June 2014. Mr. Klein currently serves as a Managing Director of Colony NorthStar, the parent company of the Sub-Adviser and Administrator, a position he has held since January 2017, and heads its Alternative Products Group. Mr. Klein’s responsibilities include oversight of the operational elements of Colony NorthStar’s retail-focused REITs and alternative retail products as well as coordination of sponsor-related activities of Colony NorthStar’s broker-dealer, NorthStar Securities. Mr. Klein continues to be involved with the investment and portfolio management and servicing businesses and works closely with the accounting and legal departments in connection with the operation of Colony NorthStar’s managed companies. Mr. Klein also served as a Managing Director of NorthStar Asset Management Group Ltd, and headed the Alternative Products Group from June 2014 to January 2017. Mr. Klein previously served as a Managing Director at NorthStar Realty and Head of its Structured and Alternative Products Group between January 2011 and June 2014. In addition, from 2004 to 2011, Mr. Klein held similar roles at NorthStar Realty and was responsible for capital markets execution of NorthStar Realty and its retail-focused REIT businesses, including credit facility sourcing/structuring and securitization as well as investments and portfolio management. Mr. Klein joined NorthStar Realty in October 2004, prior to its initial public offering. From August 2004 to October 2004, Mr. Klein was an analyst at NorthStar Capital

Investment Corp., a predecessor company of NorthStar Realty. From 2000 to 2004, Mr. Klein worked in the CMBS group at Fitch Ratings, Inc., as Associate Director, where he focused on commercial real estate related securitization transactions. Mr. Klein holds a Bachelor of Science in Finance, Investment and Banking in addition to Risk Management and Insurance from the University of Wisconsin in Madison, Wisconsin.
Frank V. Saracino
Mr. Saracino joined NSAM before the Mergers in August 2015, and has served as Chief Financial Officer and Treasurer of the NorthStar Real Estate Capital Income Fund and NorthStar Real Estate Capital Income Master Fund since inception. Mr. Saracino has also served as the Chief Financial Officer and Treasurer of NorthStar Real Estate Capital Income Fund-T since December 2015. Mr. Saracino has served as Chief Financial Officer of NorthStar/Townsend Fund since inception. Mr. Saracino has served as Chief Financial Officer and Treasurer of NorthStar Corporate Income Fund and NorthStar Corporate Income Master Fund since July 2015 and Chief Financial Officer and Treasurer of NorthStar Corporate Income Fund-T since November 2015. In addition, Mr. Saracino has served as Chief Financial Officer and Treasurer of each of NorthStar Income, NorthStar Income II, NorthStar Healthcare and NorthStar/RXR since August 2015. Prior to joining NorthStar, from July 2012 to December 2014, Mr. Saracino was with Prospect Capital Corporation (“Prospect”) where he concentrated on portfolio management, strategic and growth initiatives and other management functions. In addition, during his tenure at Prospect, Mr. Saracino served as Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of each of Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., and their respective investment advisers, and served as a Managing Director of Prospect Administration, LLC. Previously, Mr. Saracino was a Managing Director at Macquarie Group, and Head of Finance from August 2008 to June 2012 for its Americas non-traded businesses which included private equity, asset management, lease financing, private wealth, and investment banking. From 2004 to 2008, he served first as Controller and then as Chief Accounting Officer of eSpeed, Inc. (now BGC Partners, Inc.), a publicly-traded subsidiary of Cantor Fitzgerald. Prior to that, Mr. Saracino worked as an investment banker at Deutsche Bank advising clients in the telecom industry. Mr. Saracino started his career in public accounting at Coopers & Lybrand (now PricewaterhouseCoopers) where he earned a CPA and subsequently worked in internal auditing for The Dun & Bradstreet Corporation. He holds a Bachelor of Science degree from Syracuse University.
Sandra M. Forman
Ms. Forman has been the Chief Compliance Officer and Secretary of the Fund since inception. Ms. Forman has served as the Chief Compliance Officer of the NorthStar Capital Income Fund, NorthStar Real Estate Capital Income Fund-T, and the NorthStar Real Estate Capital Income Master Fund since October 2015 and General Counsel and Secretary since October 2016. Previously, Ms. Forman served as Associate General Counsel and Assistant Secretary of the NorthStar Real Estate Capital Income Fund and NorthStar Real Estate Capital Income Master Fund from October 2015 to October 2016 and of NorthStar Real Estate Capital Income Fund-T from December 2015 to October 2016. Ms. Forman has served as Chief Compliance Officer of NorthStar Corporate Income Fund, NorthStar Corporate Income Master Fund and NorthStar Corporate Income Fund-T since October 2015 and General Counsel and Secretary since January 2017. Previously, Ms. Forman served as Associate General Counsel and Assistant Secretary of NorthStar Corporate Income Fund and NorthStar Corporate Income Master Fund from October 2015 to January 2017 and Associate General Counsel and Assistant Secretary of NorthStar Corporate Income Fund-T from November 2015 to January 2017. Ms. Forman has also served as Deputy General Counsel at Colony NorthStar since January 2017. Ms. Forman also served as Senior Counsel for NSAM from October 2015 to January 10, 2017. Prior to joining NSAM, Ms. Forman was Senior Counsel at Proskauer Rose LLP from July 2014 to October 2015, where she represented investment companies, including registered funds and business development companies, and REITs regarding legal, corporate governance and compliance issues. In addition, from August 2004 to June 2014, she served as General Counsel, Chief Compliance Officer and Director of Human Resources and from January 2009 to June 2014 as Secretary of Harris & Harris Group, Inc., a publicly traded business development company. From January 2012 to June 2014, she served as General Counsel, Chief Compliance Officer and Secretary of H&H Ventures Management, Inc., a wholly owned subsidiary of Harris & Harris Group, Inc. Ms. Forman began her legal career in the Investment Management Group at Skadden, Arps, Slate, Meagher & Flom LLP. She holds a Bachelor of Arts from New York University in New York, New York, and a Juris Doctor from the University of California Los Angeles in Los Angeles, California.
Following is a list of the Directors and executive officers of the Fund and their principal occupation over the last five years. Unless otherwise noted, the address of each Director and Officer is: c/o NorthStar/Townsend Institutional Real Estate Fund Inc., 399 Park Avenue, 18th Floor, New York, New York 10022.
Independent Directors
Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships held by Director During Last Five Years
___
___
___

Interested Directors and Officers
Name, Address and (Age)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships held by Director During Last Five Years
Daniel R. Gilbert (46)	Interested Director since inception	Head of Retail of Colony NorthStar; Chairman, Chief Executive Officer, and President of various Colony NorthStar funds; Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd and NorthStar Realty (2013 – 2017).	6	Chairman, CEO and President of NorthStar Real Estate Capital Income Fund and NorthStar Real Estate Capital Income Master Fund since October 2, 2015; Chairman, CEO and President of NorthStar Real Estate Capital Income Fund-T since December 15, 2015; Chairman and CEO of NorthStar Corporate Income Fund and NorthStar Corporate Income Master Fund since July 2015; and Chariman and CEO of NorthStar Corporate Income Fund-T since November 2015.
Frank V. Saracino (50)	Chief Financial Officer and Treasurer since inception	Chief Financial Officer and Treasurer of various Colony NorthStar funds; portfolio management and strategic growth initiatives at Prospect Capital Corporation; Managing Director, Macquarie Group.		CFO and Treasurer of NorthStar Real Estate Capital Income Fund and NorthStar Real Estate Capital Income Master Fund since October 2, 2015; CFO and Treasurer of NorthStar Real Estate Capital Income Fund-T since December 15, 2015; CFO and Treasurer of NorthStar Corporate Income Fund and NorthStar Corporate Income Master Fund since July 2015; and CFO and Treasurer of NorthStar Corporate Income Fund-T since November 2015; and CFO, CCO, Treasurer and Secretary of Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., from July 2012 through December 2014.

Name, Address and (Age)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships held by Director During Last Five Years
Brett S. Klein (38)	Member of the Sub-Adviser Investment Committee since October 2016	Director, Chief Operating Officer of various Colony NorthStar funds; Managing Director at NorthStar Asset Management Group, Ltd; Managing Director at NorthStar Realty and Head of its Structured and Alternative Products Group.		Chief Operating Officer of NorthStar Real Estate Capital Income Fund and NorthStar Real Estate Capital Income Master Fund since October 2, 2015; Chief Operating Officer of NorthStar Real Estate Capital Income Fund-T since December 15, 2015; Chief Operating Officer of NorthStar Corporate Income Fund and NorthStar Corporate Income Master Fund from July 2015 to January 2017; and Chief Operating Officer of NorthStar Corporate Income Fund-T from November 2015 to January 2017.
Sandra M. Forman (50)	Chief Compliance Officer and Secretary since inception	Senior Counsel and Chief Compliance Officer, Registered Funds, for Colony NorthStar; Senior Counsel at Proskauer Rose LLP; General Counsel, Chief Compliance Officer, Secretary, and Director of Human Resources at Harris & Harris Group, Inc.		General Counsel and Secretary of NorthStar Real Estate Capital Income Fund and NorthStar Real Estate Capital Master Fund since October 2016; Chief Compliance Officer of NorthStar Real Estate Capital Income Fund and NorthStar Real Estate Capital Master Fund since October 2015; Associate General Counsel and Assistant Secretary of NorthStar Real Estate Capital Income Fund and NorthStar Real Estate Capital Master Fund from October 2015 to October 2016; Chief Compliance Officer, Associate General Counsel, and Assistant Secretary of NorthStar Corporate Income Fund and NorthStar Corporate Income Master Fund since October 2015; and Chief Compliance Officer, Associate General Counsel, and Assistant Secretary of NorthStar Corporate Income Fund-T since November 2015.

*
The term of office for each Director and officer listed above will continue indefinitely.

**
The term “Fund Complex” refers to all present and future funds advised by affiliates of the Sub-Adviser and Administrator.

Board Committees
In addition to serving on the Board, Directors may also serve on the Audit Committee of the Fund (the “Audit Committee”), which has been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of the Audit Committee. Subject to applicable laws, the Board may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Fund’s best interest.
Audit Committee
The Board has an Audit Committee that consists of all of the Independent Directors. The Audit Committee operates pursuant to an Audit Committee Charter adopted by the Board and is responsible for selecting, engaging and discharging the Fund’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Fund’s independent registered public accounting firm, approving professional services provided by the Fund’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Fund’s independent registered public accounting firm and reviewing the adequacy of the Fund’s internal control over financial reporting. The Audit Committee is responsible for aiding the Board in fair value pricing of debt and equity securities that are not publicly traded or for which current market values are not readily available. On a quarterly basis, the Audit Committee reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process. The members of the audit committee are ___, ___, and ___ each of whom is an Independent Director. ___ serves as the chairman of the Audit Committee. The Board has determined that ___ is an “audit committee financial expert” as defined under SEC rules.
Fund Committees
Valuation Committee
The Valuation Committee, consisting of personnel from the Advisers whose membership on the Valuation Committee was approved by the Board, values the Fund’s assets in good faith pursuant to the Fund’s valuation policies and procedures that were developed by the Valuation Committee and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted policies and procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, or more frequently if necessary, the Audit Committee reviews and the Board ratifies the valuation determinations made with respect to the Fund’s investments during the preceding period and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.
Director Ownership
The following table indicates the dollar range of equity securities that each Director beneficially owns in the Fund as of the date of this SAI.
Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Daniel R. Gilbert	None	None

Compensation
Each Independent Director receives an annual fixed fee of  $50,000 (to be pro-rated for a partial term), an additional fee per Board meeting attended of  $2,000, an additional fee per committee meeting attended of  $1,000, and the Audit Committee Chairman will receive an additional $10,000 (to be pro-rated for a partial term). None of the executive officers receive compensation from the Fund.

CODE OF ETHICS
Each of the Fund, the Advisers, and the Distributor has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and the Fund has also approved the Advisers’ codes of ethics that were adopted by the Advisers under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. These codes establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are attached as exhibits to the registration statement of which this SAI is a part. Shareholders may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the codes of ethics will be available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES
Adviser Proxy Voting Policies and Procedures
Due to the nature of the privately offered securities that Townsend advises its clients on, proxy voting is very limited. On rare occasions, Townsend is required to vote securities held by its discretionary clients. In those circumstances, votes must be cast in a manner that is reasonably determined by the Adviser Investment Committee to be in the best interests of the client that holds the securities.
In general, the interests of Townsend’s clients are aligned on any particular issue requiring a vote. However, conflicts may arise. For example, Townsend may have the opportunity to vote on whether to allow a fund to exceed a contractually negotiated limit on the amount of capital that the fund is permitted to raise. In that case, it may be in the interest of clients that have not yet invested in the fund to have the cap lifted, while it might be better for the clients already in the fund for the cap to remain intact. In such a case, Townsend is required to adhere to the general principle that votes must be cast for the benefit of the security holder. Any perceived conflicts must be brought to the Adviser Investment Committee.
This policy shall also apply to other types of voting that Townsend may have undertaken on behalf of its discretionary clients, such as amendments to limited partnership agreements for a limited partnership in which clients are invested.
This proxy voting policy shall be available to a client upon request and shall also be set forth in Townsend’s Form ADV Part 2.
Recordkeeping
Townsend shall maintain in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the record was created, the first two years of which shall be in an appropriate office of Townsend, the following records:
•
Copies of this policy, any amendments thereto and any previous versions of the policy;

•
A copy of each proxy statement received regarding client securities;

•
A record of each vote cast on behalf of a client;

•
A copy of any document created by Townsend that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

A copy of each written client request for information on how Townsend voted proxies on behalf of the client, and a copy of any written response to any (written or oral) client request for information on how Townsend voted proxies on behalf of the requesting client.
Sub-Adviser Proxy Voting Policies and Procedures
The proxy voting policies and procedures of the Sub-Adviser are set forth below. The guidelines are reviewed periodically by the Sub-Adviser and the Independent Directors and, accordingly, are subject to change.
Rule 206(4)-6 under the Advisers Act requires the Sub-Adviser to adopt and implement written policies and procedures, reasonably designed to ensure that its votes proxies in the best interest of its clients. The Sub-Adviser may vote certain proxies for the Fund, and therefore has adopted and implemented the following proxy voting policy.
The Sub-Adviser has adopted proxy voting policies and procedures designed to ensure that proxies are properly voted and that any conflicts of interest are addressed appropriately. The general policy is to vote proxy proposals as well as any amendments, consents or resolutions relating to client securities in a manner that serves the best interests of client accounts, as determined by the Sub-Adviser in its discretion, taking into account various factors, including, without limitation, the impact on the value of the securities.

The Sub-Adviser is rarely requested to vote the proxies of traditional operating companies on behalf of its clients. However, the Fund may invest in limited partnership or similar equity interests (“LP Interests”) in PERE funds and from time to time be requested to vote on or consent to certain matters in connection with investing in such LP Interests.
The Sub-Adviser Investment Committee should be aware of any proxy that requires a vote, consent or election. The Sub-Adviser Investment Committee shall determine the appropriate manner in which such proxy shall be voted. In some instances, it may be appropriate to abstain from voting (e.g., if the cost of a vote outweigh the benefits). In all cases, the Sub-Adviser Investment Committee shall maintain documentation of how each proxy was voted and provide such documentation to the Fund’s Chief Compliance Officer or designee periodically.
Proxy voting for certain clients may be delegated to a third party or an affiliate of the Sub-Adviser. The Sub-Adviser would receive at least annual reporting of proxies voted by the third party or an affiliate of the Sub-Adviser voting on behalf of the client in order to oversee its services under the advisory agreement as well as to facilitate the filing of Form N-PX by the client, as necessary. Proxy voting policies will also be disclosed as required in registration statements and disclosure documents. Additionally, the third party or the affiliate of the Sub-Adviser voting on behalf of the clients will have their own proxy voting policies and procedures. The Sub-Adviser will monitor the third party and/or the Sub-Adviser’s affiliate’s compliance with its proxy voting policies and procedures.
Information regarding how the Sub-Adviser voted proxies with respect to the Fund’s portfolio securities during the most recent 12-month period will be available without charge by making a written request to the Fund’s Chief Compliance Officer at 399 Park Avenue, 18th Floor, New York, New York 10022, by calling the Fund at (212) 547-2600, or on the SEC’s website at http: www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS
A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of the date of this SAI, other than an affiliate of the Advisers, no shareholders of record owned 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES
The Adviser
The Adviser, located at Skylight Office Tower, 1660 West Second Street, 4th Floor, Cleveland, Ohio 44113, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is organized as a Delaware limited liability company. The Adviser is an affiliate, and an indirect subsidiary of Colony NorthStar, a publicly traded, diversified CRE and asset management company. The Adviser will have sole discretion to make all investments, but has delegated investment discretion for making CRE Securities investments to the Sub-Adviser.
The Sub-Adviser
The Adviser has engaged the Sub-Adviser to act as the Fund’s initial sub-adviser. The Sub-Adviser, an affiliate, and an indirect wholly owned subsidiary of Colony NorthStar, is located at 399 Park Avenue, 18th Floor, New York, New York 10022 and is registered with the SEC as an investment adviser under the Advisers Act. See “Risk Factors — Risks Related to Conflicts of Interest” in the Prospectus.
The Administrator
The Administrator, located at 399 Park Avenue, 18th Floor, New York, New York 10022, serves as the Fund’s administrator. The Administrator is organized as a Delaware limited liability company. The Administrator is an affiliate, and an indirect wholly owned subsidiary of Colony NorthStar, a publicly traded, diversified CRE and asset management company.
Under the general supervision of the Board, the Advisers will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and will determine which securities should be purchased, sold or exchanged. In addition, the Advisers will supervise and provide oversight of the Fund’s service providers. The Advisers will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Advisers will compensate all of their personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement the Management Fee computed at the annual rate of 1.50% of the Fund’s daily NAV. The Investment Sub-Advisory Agreement provides that the Sub-Adviser will receive a portion of the Management Fee payable to the Adviser under the Investment Advisory Agreement. On an annualized basis, the Adviser (and not the Fund) will pay to the Sub-Adviser a sub-advisory fee up to a maximum rate of 20% of the Management Fee payable to the Adviser for advisory services rendered under the Investment Advisory Agreement with respect to each year, payable to the Sub-Adviser quarterly in arrears. The Administration Agreement provides that the Administrator will be paid the Administration Fee in connection with providing services to the Fund. In accordance with the terms of the Investment Advisory and Investment Sub-Advisory Agreements, each of the Adviser and the Sub-Adviser will be reimbursed for certain expenses any of them or their affiliates incur in connection with providing services to the Fund.
The Advisers may employ research services and service providers to assist in the Advisers’ market analysis and investment selection.
The Advisers and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Advisers have agreed contractually to waive their fees and to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, transaction expenses, extraordinary expenses, and expense reimbursements the Advisers have deferred but are otherwise entitled to), to the extent that they exceed ___%, ___%, and ___% per annum of the Fund’s average, net assets attributable to Class A, Class C, and Class I shares respectively (the “Expense Limitation”). In consideration of the Advisers’ agreement to limit the Fund’s expenses, the Fund has agreed to repay the Advisers in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred within three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Expense Limitation Agreement will remain in effect through ___, 2018. This agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Advisers. After ___, 2018, the Expense Limitation Agreement may be renewed at the Advisers’ and Board’s discretion.
Conflicts of Interest
Each of the Advisers may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Advisers Accounts”). The Fund has no interest in these activities. The Advisers and the investment professionals, who on behalf of the Advisers, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Advisers Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate. Set out below are practices that the Advisers follow.
Participation in Investment Opportunities
Directors, principals, officers, employees and affiliates of the Advisers may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by Directors, principals, officers, employees and affiliates of the Advisers, or by the Advisers for the Advisers Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

PORTFOLIO MANAGERS
Prashant Tewari, Terrence R. Ahern, Jay E. Long, John M. Schaefer, Anthony D. Frammartino, Damien J. Smith, Martin J. Rosenberg and Christopher Lennon are the Fund’s portfolio managers. They have primary responsibility for management of the Fund’s investment portfolio and have served the Fund in this capacity since it commenced operations in 2016. Because the portfolio managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively, “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example affiliates of the Advisers may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or they may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Advisers have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As of the date of this SAI, the Portfolio Managers do not own Fund shares.
The Portfolio Managers receive fixed annual base compensation. They also receive an annual discretionary bonus that varies based upon the achievement of specific goals, which are typically in regards to total firm growth, production of investment ideas/research, as well as delivery of quality client service. Additionally, many of Townsend’s clients have fee structures that have the ability to produce performance fees if actual performance exceeds relevant benchmarks. These relationships are pooled together in vintage pools, whereby ownership in any future realized performance fees are allocated to employees. Finally, the Portfolio Managers receive an annual profit sharing contribution to their retirement accounts based on firm profitability.
For biographies of Messrs. Tewari, Ahern, Long, Schaefer, Frammartino, Smith, Rosenberg, and Lennon, see “— Portfolio Managers” in the prospectus.
As of June 30, 2016, the Portfolio Managers were responsible for the management of the following types of accounts in addition to the Fund:
Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$—	0	$—
Other Pooled Investment Vehicles	26	$5,811,294,898.84	24	$5,403,265,593.97
Other Accounts	30	$9,170,205,550.67	2	$152,775,730.04
As of March 9, 2017, the Portfolio Managers owned no Fund shares.
Sub-Administrator and Accounting Agent
The Sub-Administrator, located at                      , serves as Sub-Administrator and Accounting Agent. For its services as Sub-Administrator and Accounting Agent, the Fund pays the Sub-Administrator the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.
Distributor
         , the Fund’s Distributor, located at                      , is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions.

ALLOCATION OF BROKERAGE
Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Advisers. All of the Advisers are authorized by the Directors to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund and the Advisers for the Fund’s use. Such allocation is to be in such amounts and proportions as the Advisers may determine.
In selecting a broker or dealer to execute each particular transaction, each of the Advisers will take the following into consideration: execution capability, trading expertise, accuracy of execution, commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness.
Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if any of the Advisers determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, any of the Advisers may select brokers or dealers who also provide brokerage, research and other services to other accounts over which any of the Advisers as applicable, exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.
Affiliated Party Brokerage
The Advisers and their affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Advisers determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.
Each of the Advisers places its trades under a policy adopted by the Directors pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act, which places limitations on the securities transactions effected through any affiliated broker-dealer. The policy of the Fund with respect to brokerages is reviewed by the Directors from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of certain material U.S. federal income tax consequences relating to the Fund’s qualification and taxation as a REIT and the acquisition, ownership and disposition of shares of the Fund’s common stock that a potential shareholder in the Fund may consider relevant. Because this section is a general summary, it does not address all of the potential tax issues that may be relevant to a potential investor in light of its particular circumstances. This summary is based on the Code; current, temporary and proposed Treasury Regulations promulgated thereunder; current administrative interpretations and practices of the Internal Revenue Service (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings); and judicial decisions now in effect, all of which are subject to change (possibly with retroactive effect) or to different interpretations.
The Fund has not requested, and does not plan to request, any rulings from the IRS concerning the tax treatment with respect to matters contained in this discussion, and the statements in this prospectus are not binding on the IRS or any court. Thus, the Fund can provide no assurance that the tax considerations contained in this summary will not be challenged by the IRS or will be sustained by a court if challenged by the IRS.
This summary of certain federal income tax consequences applies to only investors that acquire and hold shares of the Fund’s common stock as a “capital asset” (generally, property held for investment within the meaning of Section 1221 of the Code). This summary does not consider all of the rules, which may affect the U.S. tax treatment of a prospective investor in shares of the Fund’s common stock in light of the investor’s particular circumstances. For example, except to the extent discussed under the headings “— Taxation of Shareholders of Common Stock — Taxation of Tax-Exempt Shareholders” and “— Taxation of Shareholders of Common Stock — Taxation of Non-U.S. Shareholders,” special rules not discussed here may apply to a prospective investor that is:
•
a broker-dealer or a dealer in securities or currencies;

•
an S corporation;

•
a partnership or other pass-through entity;

•
a bank, thrift or other financial institution;

•
a regulated investment company or a REIT;

•
an insurance company;

•
a tax-exempt organization;

•
subject to the alternative minimum tax provisions of the Code;

•
holding shares of the Fund’s common stock as part of a hedge, straddle, conversion, integrated or other risk reduction or constructive sale transaction;

•
holding shares of the Fund’s common stock through a partnership or other pass-through entity;

•
a non-U.S. corporation, non-U.S. trust, non-U.S. estate, or an individual who is not a resident or citizen of the United States;

•
a U.S. person whose “functional currency” is not the U.S. dollar;

•
a U.S. expatriate;

•
a tax-exempt organizations; or

•
a non-U.S. person (as defined below).

If a partnership, including any entity that is treated as a partnership for U.S. federal income tax purposes, holds shares of the Fund’s common stock, the U.S. federal income tax treatment of the partner in the partnership will generally depend on the status of the partner and the activities of the partnership. A partner in a partnership that will hold shares of common stock of the Fund should consult its tax advisor regarding the U.S. federal income tax consequences of acquiring, holding and disposing of shares of common stock by the partnership.
The rules dealing with U.S. federal income taxation are constantly under review. No assurance can be given as to whether, when or in what form the U.S. federal income tax laws applicable to the Fund and its shareholders may be changed, possibly with retroactive effect. Changes to the U.S. federal tax laws and interpretations of U.S. federal tax laws could adversely affect an investment in shares of common stock of the Fund.
This summary generally does not discuss any alternative minimum tax considerations or any state, local or non-U.S. tax considerations.
This summary of certain material federal income tax consideration is for general information purposes only and is not tax advice. Prospective investors are advised to consult their tax advisor regarding the federal, state, local and non-U.S. tax consequences of the purchase, ownership and disposition of shares of the Fund’s common stock.
Taxation of the Fund
The Fund intends to elect to be taxed as a REIT commencing with its taxable year ending December 31, 2017. Qualification and taxation as a REIT depends upon the Fund’s ability to meet, on a continuing basis, various qualification requirements imposed upon REITs by the Code. The material qualification requirements are summarized below under “— Requirements for Qualification —  General.” The Fund believes that it is organized, and intends to operate, in such a manner as to qualify for taxation as a REIT; however, no assurance can be given that the IRS will not challenge the Fund’s qualification as a REIT or that the Fund will be able to operate in accordance with the REIT requirements.
Taxation of REITs in General
Provided that the Fund qualifies as a REIT, it generally will be entitled to a deduction for dividends it pays and therefore will not be subject to U.S. federal income tax on its REIT taxable income that is distributed to its shareholders. This treatment substantially eliminates the “double taxation” at the corporate and shareholder levels that have historically resulted from investment in a corporation. Rather, income generated by a REIT generally is taxed only at the shareholder level upon a distribution of dividends by the REIT. See “— Taxation of Taxable U.S. Shareholders.”
Net operating losses, foreign tax credits and other tax attributes of a REIT generally do not pass through to the shareholders of the REIT, subject to special rules for certain items such as capital gains recognized by REITs.
Even if the Fund qualifies to be taxed as a REIT, it will be subject to U.S. federal tax in the following circumstances:
•
The Fund will be taxed at regular corporate rates on any taxable income, including undistributed net capital gains, that it does not distribute to shareholders during, or within a specified time period after, the calendar year in which the income is earned;

•
The Fund may be subject to the “alternative minimum tax” on its items of tax preference;

•
If the Fund has net income from prohibited transactions, which are, in general, sales or other dispositions of property held primarily for sale to customers in the ordinary course of business, other than foreclosure property, such income will be subject to a 100% tax. See “— Prohibited Transactions” and “— Foreclosure Property” below;

•
The Fund will pay income tax at the highest corporate income tax rate (currently 35%) on net income from the sale or other disposition of property acquired through a foreclosure of a mortgage loan or certain leasehold terminations, or “foreclosure property,” that it holds primarily for sale to customers in the ordinary course of business and other non-qualifying income from foreclosure property. See “— Foreclosure Property” below;
•
If the Fund fails to satisfy the 75% gross income test or the 95% gross income test, as discussed below, but nonetheless maintain its qualification as a REIT because other requirements are met, it will be subject to a 100% tax on an amount based upon the magnitude of the failure, adjusted to reflect its profitability;

•
In the event of a failure of the asset tests (other than certain de minimis failures), as described below under “— Asset Tests,” as long as the failure was due to reasonable cause and not to willful neglect, the Fund disposes of the assets or otherwise complies with such asset tests within six months after the last day of the quarter in which the Fund identifies such failure and it files a schedule with the IRS describing the assets that caused such failure, the Fund will pay a tax equal to the greater of  $50,000 or the highest corporate tax rate (currently 35%) of the net income from the non-qualifying assets during the period in which the Fund failed to satisfy such asset tests;

•
In the event of a failure to satisfy one or more requirements for REIT qualification, other than the gross income tests and the asset tests, and that violation is due to reasonable cause and not willful neglect, the Fund will be required to pay a penalty of  $50,000 for each such failure;

•
If the Fund fails to distribute during each calendar year at least the sum of: (i) 85% of the Fund’s REIT ordinary income for such year; (ii) 95% of the Fund’s REIT capital gain net income for such year; and (iii) any undistributed taxable income from prior periods, the Fund will be subject to a 4% excise tax on the excess of the required distribution over the sum of  (a) the amounts actually distributed, plus (b) retained amounts on which income tax is paid at the corporate level;

•
The Fund will generally be subject to tax on the portion of any excess inclusion income derived from an investment in REMIC residual interests that is allocable to certain types of tax-exempt organizations that are not subject to tax on unrelated business taxable income;

•
The Fund may be required to pay monetary penalties to the IRS in certain circumstances, including if the Fund fails to meet recordkeeping requirements intended to monitor the Fund’s compliance with rules relating to the composition of its shareholders, as described below in “— Requirements for Qualification — General”;

•
A 100% tax may be imposed on certain items of income and expense that are directly or constructively paid between a REIT and a TRS if and to the extent that the IRS successfully adjusts the reported amounts of these items to conform to an arm’s-length pricing standard;

•
If the Fund acquires appreciated assets from a corporation that is not a REIT (i.e., a corporation taxable under subchapter C of the Code) in a transaction in which the adjusted tax basis of the assets in its hands is determined by reference to the adjusted tax basis of the assets in the hands of the subchapter C corporation, the Fund will be subject to tax at the highest corporate income tax rate then applicable if the Fund subsequently recognizes the built-in gain on a disposition of any such assets during the five-year period following the acquisition from the subchapter C corporation, unless the subchapter C corporation elects to treat the transfer of the assets to the REIT as a deemed sale;

•
The Fund may elect to retain and pay U.S. federal income tax on its net long term capital gain. In that case, a shareholder would include its proportionate share of the Fund's undistributed long term capital gain (to the extent the Fund makes a timely designation of such gain to the shareholder) in the shareholder's income, and would be allowed a credit for its proportionate share of the tax that the Fund paid, and an adjustment would be made to increase the shareholder's basis in the Fund's common stock by the difference between (i) the amounts of capital gain that the Fund designated and that the shareholder included in their taxable income, minus (ii) the tax that the Fund paid with respect to that income; and

•
The earnings of any lower-tier entities of the Fund that are subchapter C corporations, if any, including domestic TRSs, are subject to U.S. federal corporate income tax.

In addition, the Fund and its subsidiaries may be subject to a variety of taxes, including payroll taxes and state and local income, property and other taxes on assets and operations. The Fund could also be subject to tax in situations and on transactions not presently contemplated.
Requirements for Qualification — General
The Code defines a REIT as a corporation, trust or association:
(1)
that is managed by one or more trustees or directors;

(2)
the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest;

(3)
which would be taxable as a domestic corporation but for the special Code provisions applicable to REITs;

(4)
that is neither a financial institution nor an insurance company subject to specific provisions of the Code;

(5)
the beneficial ownership of which is held by 100 or more persons;

(6)
in which, during the last half of each taxable year, not more than 50% in value of the outstanding stock is owned, directly or indirectly, by five or fewer “individuals” (as defined in the Code to include specified entities);

(7)
that properly elects to be taxed as a REIT and such election has not been terminated or revoked; and

(8)
which meets other tests described below regarding the nature of its income and assets, its distributions, and certain other matters.

Conditions (1) through (4) must be met during the entire taxable year, and condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a shorter taxable year. The Charter provides restrictions regarding the ownership and transfer of the Fund’s shares, which are intended to assist the Fund in satisfying the share ownership requirements described in conditions (5) and (6) above, but might not ensure that such requirements will be satisfied. For purposes of condition (6), an “individual” generally includes a supplemental unemployment compensation benefit plan, a private foundation or a portion of a trust permanently set aside or used exclusively for charitable purposes, but does not include a qualified pension plan or profit sharing trust. The Fund is not required to satisfy conditions (5) and (6) for the first taxable year in which it elects to be taxed as a REIT.
To monitor compliance with the share ownership requirements, the Fund generally is required to maintain records regarding the actual ownership of its shares. To do so, the Fund must demand written statements each year from the record holders of significant percentages of its stock in which the record holders are to disclose the actual owners of the shares (i.e., the persons required to include in gross income the dividends paid by the Fund). A list of those persons failing or refusing to comply with this demand must be maintained as part of the Fund’s records. Failure to comply with these recordkeeping requirements could subject the Fund to monetary penalties. If the Fund satisfies these requirements and has no reason to know that condition (6) is not satisfied, the Fund will be deemed to have satisfied such condition. A shareholder that fails or refuses to comply with the demand is required by Treasury Regulations to submit a statement with its tax return disclosing the actual ownership of the shares and other information.
In addition, a corporation generally may not elect to become a REIT unless its taxable year is the calendar year. The Fund satisfies this requirement.
The Code provides relief from violations of the REIT requirements in cases where a violation is due to reasonable cause and not willful neglect, and other requirements are met, including the payment of a penalty tax that is based upon the magnitude of the violation. If the Fund were to fail to satisfy any of the various REIT requirements, there can be no assurance that these relief provisions would be available to enable the Fund to maintain its qualification as a REIT. Even if such relief provisions were available, the amount of any resultant penalty tax could be substantial.

Finally, at the end of any year, a REIT cannot have accumulated earnings and profits from a non-REIT corporation’s taxable year. The Fund does not have any prior corporate earnings and profits and has not succeeded to any non-REIT earnings and profits as a result of any merger or acquisition of an entity taxable as a C corporation.
Effect of Subsidiary Entities
Partnerships.   In the case of a REIT that is a partner in a partnership, the REIT is deemed to own its proportionate share of the partnership’s assets and to earn its proportionate share of the partnership’s income for purposes of the asset and gross income tests applicable to REITs. In addition, the assets and gross income of the partnership are deemed to retain the same character in the hands of the REIT. Thus, the Fund’s proportionate share of the assets and items of income of partnerships in which the Fund owns an equity interest are treated as the Fund’s assets and items of income for purposes of applying the REIT requirements. The Fund’s proportionate share is generally determined, for these purposes, based upon the Fund’s percentage interest in the partnership’s equity capital; however, for purposes of the 10% value-based asset test described below, the percentage interest also takes into account certain debt securities issued by the partnership and held by the Fund. Consequently, to the extent that the Fund directly or indirectly holds a preferred or other equity interest in a partnership, the partnership’s assets and operations may affect the Fund’s ability to qualify as a REIT, even if the Fund has no control, or only limited influence, over the partnership. In fact, the Fund’s investment strategy focuses on investment in PERE Funds and Real Estate Investment Vehicles that are likely to be structured as partnerships and that the Fund will not control. Even if such PERE Funds and Real Estate Investment Vehicles covenant to the Fund to operate in a REIT-compliant manner and to provide such information to the Fund as the Fund needs to determine and prove its REIT compliance, it is possible that activities and investments of PERE Funds and Real Estate Investment Vehicles in which the Fund invests will prevent the Fund from satisfying the REIT qualification requirements.
Disregarded Subsidiaries.   If a REIT owns a corporate subsidiary that is a “qualified REIT subsidiary,” that subsidiary is disregarded for U.S. federal income tax purposes, and all assets, liabilities and items of income, deduction and credit of the subsidiary are treated as assets, liabilities and items of income, deduction and credit of the REIT itself, including for purposes of the gross income and asset tests applicable to REITs. A qualified REIT subsidiary is any corporation, other than a “TRS” as described below, that is wholly owned by a REIT, or by other disregarded subsidiaries owned by the REIT, or by a combination of the two. Other entities that are wholly owned by the Fund including single member limited liability companies, are also generally disregarded as separate entities for U.S. federal income tax purposes, including for purposes of the REIT income and asset tests. Disregarded subsidiaries, along with partnerships in which the Fund holds an equity interest, are sometimes referred to as “pass-through subsidiaries.”
In the event that one of the Fund’s disregarded subsidiaries ceases to be wholly owned, for example, if any equity interest in the subsidiary is acquired by a person other than the Fund or another of its disregarded subsidiaries, the subsidiary’s separate existence would no longer be disregarded for U.S. federal income tax purposes. Instead, it would have multiple owners and would be treated as either a partnership or a taxable corporation. Such an event could, depending on the circumstances, adversely affect the Fund’s ability to satisfy the various asset and gross income requirements applicable to REITs, including the requirement that REITs generally may not own, directly or indirectly, more than 10% of the securities of another corporation. See “— Asset Tests” and “— Gross Income Tests.”
Taxable Subsidiaries.   A REIT may jointly elect with a subsidiary corporation, whether or not wholly owned, to treat the subsidiary corporation as a TRS. A corporation in which a TRS directly or indirectly owns more than 35% of its stock, by voting power or value, will automatically be treated as a TRS. In general, a corporation that operates or manages, directly or indirectly, a lodging facility or a health care facility or directly or indirectly provides to another person rights to any brand name under which any lodging facility or health care facility is operated cannot be a TRS. The separate existence of a TRS or other taxable corporation, unlike a disregarded subsidiary as discussed above, is not ignored for U.S. federal income tax purposes. A TRS is subject to corporate income tax on its earnings, which may reduce the cash flow generated by the Fund and its ability to make distributions to its shareholders.

A REIT is not treated as holding the assets of a taxable subsidiary corporation or as receiving any income that the taxable subsidiary earns. Rather, the stock issued by the taxable subsidiary is an asset in the hands of the parent REIT, and the REIT recognizes as income the dividends, if any, that it receives from the taxable subsidiary. The value of the TRS securities held by the REIT will be used to compute the REIT’s compliance with the asset tests, as discussed in more detail below. The use of such entities may allow the parent REIT to indirectly undertake certain activities that the REIT rules might otherwise preclude it from doing directly (or through pass-through subsidiaries), such as performing tenant services or activities that give rise to certain categories of income such as management fees. However, certain restrictions imposed on TRSs are intended to ensure that such entities will be subject to appropriate levels of U.S. federal income taxation, including the imposition of excise taxes on a REIT that engages in certain non arm’s-length transactions with a TRS and limitations on the deductibility of interest payments made by a TRS to a REIT.
If dividends are paid to the Fund by one or more TRSs the Fund owns, then a portion of the dividends that the Fund distributes to shareholders who are taxed at individual rates generally will be eligible for taxation at preferential qualified dividend income tax rates rather than at ordinary income rates. See “— Taxation of Taxable U.S. Shareholders” and “— Annual Distribution Requirements.”
REIT Subsidiaries.   A REIT is not treated as holding the assets of another REIT in which it holds stock or as receiving any income that the other REIT earns. Rather, the stock of the other REIT is an asset in the hands of the parent REIT, and the parent REIT recognizes as income the dividends, if any, that it receives from the subsidiary REIT. Stock of another REIT is a real estate asset for purposes of the REIT asset tests, and dividends from another REIT and gains from the sale of stock of another REIT are qualifying income for purposes of the REIT gross income tests. See “— Asset Tests” and “— Gross Income Tests.”
Gross Income Tests
A REIT must satisfy two gross income requirements annually. First, at least 75% of the Fund’s gross income for each taxable year, excluding gross income from sales of inventory or dealer property in “prohibited transactions” and certain hedging and foreign currency transactions, must be derived from investments relating to real property or mortgages on real property, including “rents from real property”; dividends received from other REITs; interest income derived from mortgage loans secured by real property; income derived from mortgage-backed securities; certain income from qualified temporary investments; and gains from the sale of real estate assets (other than income or gains with regard to debt instruments issued by public REITs that are not otherwise secured by real property). Second, at least 95% of the Fund’s gross income in each taxable year, excluding gross income from prohibited transactions, must be derived from some combination of income that qualifies under the 75% income test described above, as well as other dividends, interest, and gain from the sale or disposition of stock or securities, which need not have any relation to real property.
For purposes of the 75% and 95% gross income tests, a REIT is deemed to have earned a proportionate share of the income earned by any partnership, or any limited liability company treated as a partnership for U.S. federal income tax purposes, in which it owns an interest, which share is determined by reference to its capital interest in such entity, and is deemed to have earned the income earned by any qualified REIT subsidiary.
Rental Income.   Rent will qualify as “rents from real property,” which is qualifying income for purposes of the 75% and 95% gross income tests, only if the following conditions are met:
•
First, the rent must not be based, in whole or in part, on the income or profits of any person, but may be based on a fixed percentage or percentages of receipts or sales.

•
Second, neither the Fund nor a direct or indirect owner of 10% or more of the Fund’s stock may own, actually or constructively, 10% or more of a tenant (by vote or value), other than with respect to certain leases of health care properties or lodging facilities to a TRS.

•
Third, if the rent attributable to personal property leased in connection with a lease of real property is 15% or less of the total rent received under the lease, the rent attributable to personal property will qualify as rents from real property. However, if the 15% threshold is exceeded, the rent attributable to personal property will not qualify as rents from real property.

•
Fourth, the Fund generally must not operate or manage its real property or furnish or render services to its tenants, other than through an “independent contractor” who is adequately compensated and from whom the Fund does not derive revenue. However, the Fund may provide services directly to its tenants, if the services are “usually or customarily rendered” in connection with the rental of space for occupancy only and are not considered to be provided for the tenants’ convenience. In addition, the Fund may directly provide a minimal amount of  “non-customary” services to the tenants of a property, as long as the Fund’s income from the services (valued at not less than 150% of the Fund’s direct cost of performing such services) does not exceed 1% of the Fund’s income from the property. Furthermore, the Fund may own up to 100% of the stock of a TRS, which may provide customary and non-customary services to the Fund’s tenants without tainting the rental income.

In order for the rent to constitute “rents from real property,” the leases must be respected as true leases for U.S. federal income tax purposes and not treated as service contracts, joint ventures or some other type of arrangement.
Interest Income.   Interest income constitutes qualifying mortgage interest for purposes of the 75% gross income test (as described above) to the extent that the obligation is secured by a mortgage on real property. If the Fund receives interest income with respect to a mortgage loan that is secured by both real property and other property, and the highest principal amount of the loan outstanding during a taxable year exceeds the fair market value of the real property on the date that the Fund had a binding commitment to acquire or originate the mortgage loan, then the interest income will be apportioned between the real property and the other collateral, and its income from the arrangement will qualify for purposes of the 75% gross income test only to the extent that the interest is allocable to the real property. For purposes of the foregoing, if a loan is secured by both real property and personal property and the fair market value of the personal property does not exceed 15% of the fair market value of all real and personal property securing the loan, the loan is treated as secured solely by real property for the purposes of these rules.
The interest apportionment rules under Treasury Regulation Section 1.856-5(c) provide that, if a mortgage is secured by both real property and other property, a REIT is required to apportion its annual interest income to the real property security based on a fraction, the numerator of which is the value of the real property securing the loan, determined when the REIT commits to acquire the loan, and the denominator of which is the highest “principal amount” of the loan during the year. As described above, for the purposes of these rules a loan that is secured by both real property and personal property is treated as secured solely by real property if the fair market value of the personal property does not exceed 15% of the fair market value of all real and personal property securing the loan. Pursuant to Revenue Procedure 2014-51, the IRS interprets the “principal amount” of the loan to be the face amount of the loan, despite the Code requiring taxpayers to treat gain attributable to any market discount, that is the difference between the purchase price of the loan and its face amount, for all purposes (other than certain withholding and information reporting purposes) as interest. Even if a loan is not secured by real property or is undersecured, the income that it generates may nonetheless qualify for purposes of the 95% gross income test.
In addition, the Fund may modify a distressed debt investment by an agreement with the borrower, and if the modification is treated as a “significant modification” under the applicable Treasury Regulations, the modified debt will be considered to have been reissued to the Fund in a debt-for-debt exchange with the borrower. In that event, the Fund may generally be required to reapportion the interest income to the real property security based on the value of the real property at the time of the modification, which may have reduced considerably.
In Revenue Procedure 2014-51, the IRS provided a safe harbor under which the Fund is not required to reapportion the interest income on a mortgage loan upon a modification of the loan if the modification is (i) occasioned by a default; or (ii) made at a time when the Fund reasonably believes that the modification to the loan will substantially reduce a significant risk of default on the original loan. Revenue Procedure 2014-51 may therefore allow the Fund to modify certain of its distressed debt investments without adversely affecting the qualification of interest income from such debt investments for purposes of the 75% gross income test. However, the Fund may enter into modifications of distressed debt investments that do not qualify for the safe harbor, which could adversely affect the Fund’s ability to satisfy the 75% gross income test.
To the extent that the terms of a loan provide for contingent interest that is based on the cash proceeds realized upon the sale of the property securing the loan, or a shared appreciation provision, income attributable to the participation feature will be treated as gain from sale of the underlying property, which generally will be qualifying income for purposes of both the 75% and 95% gross income tests provided that the property is not inventory or dealer property in the hands of the borrower or the REIT.
To the extent that a REIT derives interest income from a mortgage loan or income from the rental of real property where all or a portion of the amount of interest or rental income payable is contingent, such income generally will qualify for purposes of the gross income tests only if it is based upon the gross receipts or sales, and not the net income or profits, of the borrower or lessee. This limitation does not apply, however, where the borrower or lessee leases substantially all of its interest in the property to tenants or subtenants, to the extent that the rental income derived by the borrower or lessee, as the case may be, would qualify as rents from real property had it been earned directly by a REIT. To the extent that the Fund invests in participating loans or loans with equity kickers, any contingent profits-based interest will not be qualifying income for purposes of either gross income test.
The Fund may hold certain participation interests, or “B-Notes,” in mortgage loans and mezzanine loans originated by other lenders. A B-Note is an interest created in an underlying loan by virtue of a participation or similar agreement, to which the originator of the loan is a party, along with one or more participants. The borrower on the underlying loan is typically not a party to the participation agreement. The performance of a participant’s investment depends upon the performance of the underlying loan, and if the underlying borrower defaults, the participant typically has no recourse against the originator of the loan. The originator often retains a senior position in the underlying loan, and grants junior participations, which will be a first loss position in the event of a default by the borrower. The Fund may acquire participations in CRE debt that it believes qualify for purposes of the REIT asset tests described below, and that interest derived from such investments will be treated as qualifying mortgage interest for purposes of the 75% gross income test. The appropriate treatment of participation interests for U.S. federal income tax purposes is not entirely certain, and no assurance can be given that the IRS will not challenge the Fund’s treatment of participation interests.
Interest From Securities.   The Fund may acquire CMBS and expects that the CMBS will be treated either as interests in a grantor trust or as regular interests in REMICs for U.S. federal income tax purposes and that all interest income, original issue discount and market discount from the Fund’s CMBS will be qualifying income for the 95% gross income test. In the case of mortgage-backed securities treated as interests in grantor trusts, the Fund would be treated as owning an undivided beneficial ownership interest in the mortgage loans held by the grantor trust. The interest, original issue discount and market discount on such mortgage loans would be qualifying income for purposes of the 75% gross income test to the extent that the obligation is secured by real property. In the case of CMBS treated as interests in a REMIC, income derived from REMIC interests will generally be treated as qualifying income for purposes of the 75% and 95% gross income tests. If less than 95% of the assets of the REMIC are real estate assets, however, then only a proportionate part of the Fund’s interest in the REMIC and income derived from the interest will qualify for purposes of the 75% gross income test. In addition, some REMIC securitizations include embedded interest swap or cap contracts or other derivative instruments that potentially could produce non-qualifying income for the holder of the related REMIC securities.
The Fund believes that substantially all of its income from mortgage-related securities generally will be qualifying income for purposes of the REIT gross income tests. However, to the extent that the Fund owns non-REMIC collateralized mortgage obligations or other debt instruments secured by mortgage loans (rather than by real property), or secured by non-real estate assets, or debt securities that are not secured by mortgages on real property or interests in real property, the interest income received with respect to such securities generally will be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. Similarly, dividends or interest with respect to investments in REOCs generally will be qualifying income for purposes of the 95% gross income test but not the 75% gross income test, and income with respect to ETFs may be qualifying income for purposes of the 95% gross income test but not the 75% gross income test or may be nonqualifying income for purposes of both gross income tests.
Dividend Income.   The Fund may receive distributions from TRSs or other corporations that are not REITs. These distributions will be classified as dividend income to the extent of the earnings and profits of the distributing corporation. Such distributions will generally constitute qualifying income for purposes of the 95% gross income test but not the 75% gross income test. Any dividends the Fund receives from a REIT will be qualifying income for purposes of both the 75% and 95% gross income tests.
Fee Income.   The Fund may receive various types of fees income. The fees will be qualifying income for purposes of both the 75% and 95% gross income tests if they are received in consideration for entering into an agreement to make a loan secured by real property or to purchase or lease real property and the fees are not determined by the borrower’s income and profits. Other fees (such as fees from performing property management or similar services to third-parties (including a portion of any management fee income the Fund receives with respect to a joint venture in which the Fund holds an interest)) generally are not qualifying income for purposes of either gross income test.
Income From Hedging Transactions.   Income and gain from “hedging transactions,” as defined in “— Hedging Transactions,” that (i) the Fund enters into to (a) indebtedness incurred or to be incurred to acquire or carry “real estate assets,” as defined below (see “— Asset Tests”), (b) certain foreign currency risks or (c) existing hedging positions after a portion of the hedged indebtedness or property is disposed of and (ii) are clearly and timely identified as hedges will be excluded from both the numerator and the denominator for purposes of the 75% and 95% gross income tests. To the extent that the Fund enters into other types of hedging transactions, the income from those transactions is likely to be treated as non-qualifying income for purposes of both of the 75% and 95% gross income tests.
Failure to Satisfy the Gross Income Tests.   If the Fund fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, it may still qualify as a REIT for the year if it is entitled to relief under applicable provisions of the Code. These relief provisions will be generally available if the failure to meet these tests was due to reasonable cause and not due to willful neglect, the Fund attaches to its tax return a schedule of the sources of its income, and any incorrect information on the schedule was not due to fraud with intent to evade tax. It is not possible to state whether the Fund would be entitled to the benefit of these relief provisions in all circumstances. If these relief provisions were inapplicable, the Fund would not qualify as a REIT. Even where these relief provisions apply, a tax would be imposed upon the amount by which the Fund fails to satisfy the particular gross income test, adjusted to reflect the profitability of such gross income.
Asset Tests
At the close of each calendar quarter, the Fund must satisfy multiple tests relating to the nature of its assets:
•
At least 75% of the value of the Fund’s total assets must be represented by some combination of “real estate assets,” cash, cash items and U.S. government securities. For this purpose, real estate assets include interests in real property, such as land, buildings, leasehold interests in real property, stock of other corporations that qualify as REITs, certain kinds of mortgage-backed securities and mortgage loans, debt instruments issued by “publicly offered REITs” and, under some circumstances, stock or debt instruments purchased with new capital. To the extent rent attributable to personal property leased with real property is treated as rents from real property (because the rent attributable to personal property does not exceed 15% of total rent), the personal property will be treated as a real estate asset for purposes of the 75% asset test. Similarly, debt obligation secured by a mortgage on both real and personal property will be treated as a real estate asset for purposes of the 75% asset test, and interest thereon will be treated as interest on an obligation secured by real property, if the fair market value of the personal property does not exceed 15% of the fair market value of all property securing the debt. Thus, there would be no apportionment for purposes of the asset tests or the gross income tests if the fair market value of personal property securing the loan does not exceed 15% of the fair market value of all property securing the loan. Assets that do not qualify for purposes of the 75% asset test are subject to the additional asset tests described below.
•
The value of any one issuer’s securities owned by the Fund may not exceed 5% of the value of the Fund’s total assets.

•
The Fund may not own more than 10% of any one issuer’s outstanding securities, as measured by either voting power or value. The 5% and 10% asset tests do not apply to securities of TRSs, and the 10% value test does not apply to “straight debt” and certain other securities, as described below.

•
The aggregate value of all securities of TRSs may not exceed 25% (20% for taxable years beginning after December 31, 2017) of the value of the Fund’s total assets.

•
No more than 25% of the value of the Fund’s total assets may consist of securities, including securities of TRSs, that are not qualifying assets for purposes of the 75% test.

•
Not more than 25% of the value of a REIT’s assets may consist of debt instruments that are issued by publicly offered REITs and would not be treated as real estate assets if not issued by a publicly offered REIT.

Notwithstanding the general rule that a REIT is treated as owning its share of the underlying assets of a subsidiary partnership for purposes of the REIT income and asset tests, if a REIT holds indebtedness issued by a partnership, the indebtedness will be subject to, and may cause a violation of, the asset tests, unless it is a qualifying mortgage asset or otherwise satisfies the rules for “straight debt” or one of the other exceptions to the 10% value test.
Certain securities will not cause a violation of the 10% value test. Such securities include instruments that constitute “straight debt.” “Straight debt” means a written unconditional promise to pay on demand on a specified date a sum certain in money if  (i) the debt is not convertible, directly or indirectly, into stock and (ii) the interest rate and interest payment dates are not contingent on profits, the borrower’s discretion, or similar factors other than certain contingencies relating to the timing and amount of principal and interest payments, as described in the Code. A security does not qualify as “straight debt” where a REIT (or a controlled TRS of the REIT) owns other securities of the issuer of that security, which do not qualify as straight debt, unless the value of those other securities constitute, in the aggregate, 1% or less of the total value of that issuer’s outstanding securities. The following securities also will not violate the 10% value test: (i) any loan made to an individual or an estate; (ii) certain rental agreements in which one or more payments are to be made in subsequent years (other than agreements between a REIT and certain persons related to the REIT); (iii) any obligation to pay rents from real property; (iv) securities issued by governmental entities that are not dependent in whole or in part on the profits of  (or payments made by) a non-governmental entity; (v) any security issued by another REIT; and (vi) any debt instrument issued by a partnership if the partnership’s income is such that the partnership would satisfy the 75% gross income test described above under “— Gross Income Tests.” In applying the 10% value test, a debt security issued by a partnership is not taken into account to the extent, if any, of the REIT’s proportionate interest in that partnership.
Any interests the Fund holds in a REMIC are generally treated as qualifying real estate assets and income the Fund derives from interests in REMICs is generally treated as qualifying income for purposes of the REIT income tests described above. If less than 95% of the assets of a REMIC are real estate assets, however, then only a proportionate part of the Fund’s interest in the REMIC, and the Fund’s income derived from the interest, qualifies for purposes of the REIT asset and income tests.
After initially meeting the asset tests at the close of any quarter, the Fund will not lose its qualification as a REIT for failure to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values. If the Fund fails to satisfy the asset tests because it acquire assets during a quarter, it can cure this failure by disposing of sufficient non-qualifying assets within 30 days after the close of that quarter. If the Fund fails the 5% asset test, or the 10% vote or value asset tests at the end of any quarter and such failure is not cured within 30 days thereafter, the Fund may dispose of sufficient assets (generally within six months after the last day of the quarter in which the Fund’s identification of the failure to satisfy these asset tests occurred) to cure such a violation that does not exceed the lesser of 1% of its assets at the end of the relevant quarter or $10 million. If the Fund fails any of the other asset tests or its failure of the 5% and 10% asset tests is in excess of the de minimis amount described above, as long as such failure was due to reasonable cause and not willful neglect, the Fund is permitted to avoid disqualification as a REIT, after the 30 day cure period, by taking steps including the disposition of sufficient assets to meet the asset test (generally within six months after the last day of the quarter in which the Fund’s identification of the failure to satisfy the REIT asset test occurred) and paying a tax equal to the greater of  $50,000 or the highest corporate income tax rate (currently 35%) of the net income generated by the non-qualifying assets during the period in which the Fund failed to satisfy the asset test.
The Fund intends to monitor compliance with the asset tests on an ongoing basis. However, values of some assets, including instruments issued in securitization transactions, may not be susceptible to a precise determination, and values are subject to change in the future. Furthermore, the proper classification of an instrument as debt or equity for U.S. federal income tax purposes may be uncertain in some circumstances, which could affect the application of the REIT asset requirements. Accordingly, there can be no assurance that the IRS will not contend that the Fund does not comply with one or more of the asset tests.
Annual Distribution Requirements
In order to qualify as a REIT, the Fund is required to distribute dividends, other than capital gain dividends, to its shareholders in an amount at least equal to (a) the sum of  (i) 90% of the Fund’s “REIT taxable income” (computed without regard to its deduction for dividends paid and net capital gains) and (ii) the Fund’s net income, if any, (after tax) from foreclosure property, minus (b) the sum of specified items of non-cash income.
These distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before the Fund timely files its tax return for the year and if paid on or before the first regular dividend payment after such declaration. Distributions that the Fund declares in October, November or December of any year payable to a shareholder of record on a specified date in any of these months will be treated as both paid by the Fund and received by the shareholder on December 31 of the year, provided that the Fund actually pays the distribution during January of the following calendar year.
In order for distributions to be counted for this purpose and to give rise to a tax deduction by the Fund, they must not be “preferential dividends.” A dividend is not a preferential dividend if it is pro rata among all outstanding shares of stock within a particular class, and is in accordance with the preferences among different classes of stock as set forth in the Fund’s organizational documents. The preferential dividend rules do not apply to “publicly offered REITs,” i.e., REITs that are required to file annual and periodic reports with the SEC under the Exchange Act. The Fund will be a publicly offered REIT if it is required to file annual and periodic reports with the SEC under the Exchange Act.
To the extent that the Fund qualifies as a REIT but distributes less than 100% of its “REIT taxable income,” as adjusted, the Fund will be subject to tax at the regular corporate tax rates on the retained portion. The Fund may elect to retain, rather than distribute, its net long-term capital gains and pay tax on such gains. In this case, the Fund could elect to have its shareholders include their proportionate share of such undistributed long-term capital gains in income and receive a corresponding credit for their share of the tax paid by the Fund. Shareholders would then increase the adjusted basis of their stock by the difference between the designated amounts included in their long-term capital gains and the tax deemed paid with respect to their shares.
If the Fund fails to distribute during each calendar year at least the sum of: (i) 85% of the Fund’s REIT ordinary income for such year; (ii) 95% of the Fund’s REIT capital gain net income for such year; and (iii) any undistributed taxable income from prior periods, the Fund would be subject to a 4% excise tax on the excess of such required distribution over the sum of  (a) the amounts actually distributed and (b) the amounts of income retained on which it has paid corporate income tax. The Fund intends to make timely distributions so that it is not subject to the 4% excise tax.
It is possible that, from time to time, the Fund may not have sufficient cash to meet the distribution requirements, e.g., due to timing differences between the actual receipt of cash and inclusion of items in income for U.S. federal income tax purposes, or failure of PERE Funds or joint ventures to make distributions to the Fund. The Fund will depend on timely distributions form the PERE Funds and joint ventures in which the Fund will invest but will not control. The Fund may also need to use substantial funds to satisfy its redemption obligations which don’t count towards satisfaction of its REIT distribution obligation. It might be necessary to arrange for short-term, or possibly long-term, borrowings to meet the distribution requirements or to pay dividends in the form of taxable in-kind distributions of property.
The Fund may be able to cure a failure to meet the distribution requirements for a year attributable to adjustments to its REIT taxable income for such year by paying “deficiency dividends” to shareholders in a later year, which may be included in the Fund’s deduction for dividends paid for the earlier year. In this case, the Fund may be able to avoid losing its REIT status or being taxed on amounts distributed as deficiency dividends, but the Fund will be required to pay interest and possibly a penalty based on the amount of any deduction taken for deficiency dividends.
Tax on Built-In Gains
If the Fund acquires appreciated assets from a subchapter C corporation in a transaction in which the adjusted tax basis of the assets in the Fund’s hands is less than the fair market value of the assets, determined at the time the Fund acquired such assets, and if the Fund subsequently disposes of any such assets during the five-year period following the acquisition of the assets from the C corporation, the Fund will be subject to tax at the highest corporate tax rates on any gain from such assets to the extent of the excess of the fair market value of the assets on the date that they were contributed to the Fund over the basis of such assets on such date, referred to as “built-in gains.” Similarly, to the extent that any C corporation holds an interest in an entity treated as a partnership for U.S. federal income tax purposes (either directly or through one or more other entities treated as partnerships for U.S. federal income tax purposes) and the Fund acquires appreciated assets from such partnership in a transaction in which the adjusted tax basis of the assets in the Fund’s hands is less than the fair market value determined at the time the Fund acquired such assets, determined by reference to the adjusted tax basis of the assets in the hands of the partnership, the underlying C corporation’s proportionate share of such assets will be treated as contributed by a C corporation and therefore will be subject to the tax on built-in gains. However, the built-in gains tax will not apply if the C corporation elects to be subject to an immediate tax upon the transfer. Any gain from the sale of property acquired by the Fund in an exchange under Section 1031 (a like kind exchange) or 1033 (an involuntary conversion) of the Code is excluded from the application of this built-in gains tax.
Prohibited Transactions
Net income derived from a prohibited transaction is subject to a 100% tax. The term “prohibited transaction” generally includes a sale or other disposition of property (other than foreclosure property) that does not qualify for a statutory safe harbor and that is held primarily for sale to customers in the ordinary course of a trade or business, by a REIT, by a lower-tier partnership in which the REIT holds an equity interest or by a borrower that has issued a shared appreciation mortgage or similar debt instrument to the REIT. Whether property is held “primarily for sale to customers in the ordinary course of a trade or business” depends on the particular facts and circumstances. No assurance can be given that any particular property in which the Fund holds a direct or indirect interest, including properties held by a joint venture or PERE Fund that the Fund does not control, will not be treated as property held for sale to customers, or that the Fund can comply with certain safe-harbor provisions of the Code that would prevent such treatment. The 100% tax will not apply to gains from the sale of property that is held through a TRS or other taxable corporation, although such income will be taxed to the corporation at regular corporate income tax rates.
Foreclosure Property
Foreclosure property is real property (including interests in real property) and any personal property incident to such real property: (i) that is acquired by a REIT as the result of the REIT having bid on the property at foreclosure, or having otherwise reduced the property to ownership or possession by agreement or process of law, after there was a default (or default was imminent) on a lease of the property or on a mortgage loan held by the REIT and secured by the property; (ii) for which the related loan or lease was acquired by the REIT at a time when default was not imminent or anticipated; and (iii) for which such REIT makes a proper election to treat the property as foreclosure property. REITs generally are subject to tax at the maximum corporate rate (currently 35%) on any net income from foreclosure property, including any gain from the disposition of the foreclosure property, other than income that would otherwise be qualifying income for purposes of the 75% gross income test. Any gain from the sale of property for which a foreclosure property election has been made will not be subject to the 100% tax on gains from prohibited transactions described above, even if the property would otherwise constitute inventory or dealer property in the hands of the selling REIT.
Hedging Transactions
The Fund or underlying funds may enter into hedging transactions, from time-to-time, with respect to their assets or liabilities. Hedging activities may include entering into interest rate swaps, caps, and floors, options to purchase these items, and futures and forward contracts. In the case of an interest rate swap or cap contract, option, futures contract, forward rate agreement, or any similar financial instrument to hedge indebtedness incurred or to be incurred to acquire or carry “real estate assets,” including mortgage loans, to hedge certain foreign currency risks, or to hedge an existing hedging position after a portion of the hedged indebtedness or property is disposed of, any periodic income or gain from the disposition of that contract is disregarded for purposes of the 75% and 95% gross income tests if such hedging transaction are clearly identified before the close of the day on which it was acquired, originated, or entered into and satisfy other identification requirements. In the case of hedges for other purposes or in other situations, the income from those transactions will likely be treated as non-qualifying income for purposes of both gross income tests.
Tax Aspects of Investments in Partnerships
The Fund will hold investments through entities that are classified as partnerships for U.S. federal income tax purposes. In general, partnerships are “pass-through” entities that are not subject to U.S. federal income tax. Rather, partners are allocated their proportionate shares of the items of income, gain, loss, deduction and credit of a partnership, and are potentially subject to tax on these items, without regard to whether the partners receive a distribution from the partnership. The Fund will include in its income its proportionate share of these partnership items from subsidiary partnerships for purposes of the various REIT income tests and in the computation of its REIT taxable income. Moreover, for purposes of the REIT asset tests, the Fund will include its proportionate share of assets held by subsidiary partnerships. Consequently, to the extent that the Fund holds an equity interest in a partnership, the partnership’s assets and operations may affect the Fund’s ability to qualify as a REIT, even if the Fund may have no control, or only limited influence, over the partnership.
Entity Classification
Investment in partnerships involves special tax considerations, including the possibility of a challenge by the IRS of the status of any partnerships as a partnership, as opposed to an association taxable as a corporation, for U.S. federal income tax purposes. If any of these entities were treated as an association for U.S. federal income tax purposes, it would be taxable as a corporation and therefore could be subject to an entity-level tax on its income. In such a situation, the character of the Fund’s assets and items of gross income would change and could preclude the Fund from satisfying the REIT asset tests or the gross income tests, and in turn could prevent the Fund from qualifying as a REIT. In addition, any change in the status of any of these partnerships for tax purposes might be treated as a taxable event, in which case the Fund could have taxable income that is subject to the REIT distribution requirements without receiving any cash.
Tax Allocations with Respect to Partnership Properties
Under the Code and the Treasury Regulations, income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership must be allocated for tax purposes in a manner such that the contributing partner is charged with, or benefits from, the unrealized gain or unrealized loss associated with the property at the time of the contribution. The amount of the unrealized gain or unrealized loss is generally equal to the difference between the fair market value of the contributed property at the time of contribution and the adjusted tax basis of such property at the time of contribution (a “book-tax difference”). Such allocations are solely for U.S. federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners.
State, Local and Foreign Taxes
The Fund may be subject to state, local or foreign taxation in various jurisdictions, including those in which the Fund and its subsidiaries transact business, own property or reside. The state, local or foreign tax treatment of the Fund may not conform to the U.S. federal income tax treatment discussed above. Any foreign taxes incurred by the Fund would not pass through to shareholders to be credited against their U.S. federal income tax liability. Prospective investors should consult their tax advisors regarding the application and effect of state, local and foreign income and other tax laws on an investment in the Fund.
Failure to Qualify
If the Fund fails to satisfy one or more requirements for REIT qualification, other than the gross income tests and the asset tests, it could avoid disqualification if its failure is due to reasonable cause and not to willful neglect and it pays a penalty of $50,000 for each such failure.
If the Fund fails to qualify for taxation as a REIT in any taxable year, and the relief provisions do not apply, the Fund will be subject to tax, including any applicable alternative minimum tax, on its taxable income at regular corporate rates. Distributions to shareholders in any year in which the Fund is not a REIT would not be deductible by the Fund, nor will they be required to be made. In this situation, to the extent of current and accumulated earnings and profits, all distributions to shareholders taxed as individuals may be eligible for a reduced rate applicable to “qualified dividends” and, subject to limitations of the Code, corporate shareholders may be eligible for the dividends received deduction. Unless the Fund is entitled to relief under specific statutory provisions, it will be disqualified from re-electing to be taxed as a REIT for the four taxable years following the year during which qualification was lost. It is not possible to state whether, in all circumstances, the Fund will be entitled to this statutory relief.
Taxation of Shareholders of Common Stock
The following is a summary of certain additional U.S. federal income tax considerations with respect to the ownership of shares of common stock of the Fund.
Taxation of Taxable U.S. Shareholders
As used herein, the term “U.S. shareholder” means a holder of shares of common stock of the Fund that for U.S. federal income tax purposes is:
•
a citizen or resident of the U.S.;

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a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the U.S., any of its states or the District of Columbia;

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an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•
a trust if: (i) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust; or (ii) it has a valid election in place to be treated as a U.S. person.

Medicare Tax on Unearned Income.   High-income U.S. individuals, estates and trusts are subject to an additional 3.8% tax on net investment income. For these purposes, net investment income includes dividends and gains from sales of stock. In the case of an individual, the tax will be 3.8% of the lesser of: (i) the individual’s net investment income; or (ii) the excess of the individual’s modified adjusted gross income over (a) $250,000 in the case of a married individual filing a joint return or a surviving spouse, (b) $125,000 in the case of a married individual filing a separate return or (c) $200,000 in the case of a single individual.

Taxation of U.S. Shareholders on Distributions on Shares of Common Stock.   As long as the Fund qualifies as a REIT, a taxable U.S. shareholder generally must take into account as ordinary income distributions made out of the Fund’s current or accumulated earnings and profits that the Fund does not designate as capital gain dividends or retained long-term capital gain.
Dividends paid to corporate U.S. shareholders will not qualify for the dividends-received deduction generally available to corporations. In addition, dividends paid to a non-corporate U.S. shareholder generally will not qualify for the 20% maximum tax rate currently applicable for “qualified dividend income.” Ordinary dividends generally will be taxed at ordinary income rates, the current maximum rate currently being 39.6%. However, the reduced tax rate for qualified dividend income will apply to the Fund’s ordinary dividends to the extent attributable: (i) to dividends received by the Fund from non-REIT corporations, such as TRSs; and (ii) to income upon which the Fund has paid corporate income tax (e.g., to the extent that the Fund distributes less than 100% of its taxable income).
If excess inclusion income with respect to a REMIC residual interest or taxable mortgage pool is allocated to any taxable U.S. shareholder, such income will be taxable in the hands of the U.S. shareholder and may not be offset by any net operating losses of the U.S. shareholder that would otherwise be available.
A U.S. shareholder generally will take into account as long-term capital gain any distributions that the Fund designates as capital gain dividends without regard to the period for which the U.S. shareholder has held its shares of common stock. See “— Capital Gains and Losses.” A corporate U.S. shareholder, however, may be required to treat up to 20% of certain capital gain dividends as ordinary income.
The Fund may elect to retain and pay income tax on its net long-term capital gain. In that case, to the extent that the Fund designates such amount in a timely notice to such shareholder, a U.S. shareholder would be taxed on its proportionate share of its undistributed long-term capital gain. The U.S. shareholder would receive a credit for its proportionate share of the tax the Fund paid. The U.S. shareholder would increase the basis in its stock by the amount of its proportionate share of the Fund’s undistributed long-term capital gain, minus its share of the tax the Fund paid.
To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, such distribution will not be taxable to a U.S. shareholder to the extent that it does not exceed the adjusted tax basis of the U.S. shareholder’s shares of common stock. Instead, such distribution will reduce the adjusted tax basis of such stock. To the extent that the Fund makes a distribution in excess of both its current and accumulated earnings and profits and the U.S. shareholder’s adjusted tax basis in its shares of common stock, such shareholder will recognize long-term capital gain, or short-term capital gain if the shares of common stock have been held for one year or less, assuming the shares of common stock are capital assets in the hands of the U.S. shareholder.
If the Fund declares a distribution in October, November, or December of any year that is payable to shareholders of record on a specified date in any such month, such distribution shall be treated as both paid by the Fund and received by the U.S. shareholder on December 31 of such year, provided that the Fund actually pays the distribution during January of the following calendar year.
Shareholders may not include in their individual income tax returns any of a REIT’s net operating losses or capital losses. Instead, the REIT would carry over such losses for potential offset against its future income.
Taxable distributions from the Fund and gain from the disposition of shares of common stock of the Fund will not be treated as passive activity income, and, therefore, shareholders generally will not be able to apply any “passive activity losses” to offset income they derive from shares of common stock of the Fund, against such income. In addition, taxable distributions from the Fund and gain from the disposition of its shares of common stock generally may be treated as investment income for purposes of the investment interest limitations (although any capital gains so treated will not qualify for the lower 20% tax rate applicable to capital gains of U.S. shareholders taxed at individual rates). The Fund will notify shareholders after the close of its taxable year as to the portions of distributions attributable to that year that constitute ordinary income, return of capital and capital gain.
Taxation of U.S. Shareholders on the Disposition of Shares of Common Stock    In general, a U.S. shareholder’s gain or loss realized upon a taxable disposition of shares of common stock of the Fund will be long-term capital gain or loss if the U.S. shareholder has held the shares of common stock for more than one year and otherwise, as short-term capital gain or loss. However, any loss upon a sale or exchange of the shares of common stock held by such shareholder for six months or less will be treated as a long-term capital loss to the extent of any actual or deemed distributions from the Fund that such U.S. shareholder previously has characterized as long-term capital gain. All or a portion of any loss that a U.S. shareholder realizes upon a taxable disposition of the shares of common stock may be disallowed if the U.S. shareholder purchases other shares of common stock within 30 days before or after the disposition.
Capital Gains and Losses.   The maximum tax rate on long-term capital gain applicable to U.S. shareholders taxed at individual rates currently is generally 20%. The maximum tax rate on long-term capital gain from the sale or exchange of  “Section 1250 property,” or depreciable real property, is 25% computed on the lesser of the total amount of the gain or the accumulated Section 1250 depreciation. With respect to distributions that the Fund designates as capital gain dividends and any retained capital gain that the Fund is deemed to distribute, the Fund generally may designate whether such a distribution is taxable to non-corporate shareholders at a 20% or 25% rate. A non-corporate taxpayer may deduct capital losses not offset by capital gains against its ordinary income only up to a maximum annual amount of  $3,000. A non-corporate taxpayer may carry forward unused capital losses indefinitely. A corporate taxpayer must pay tax on its net capital gain at ordinary corporate rates. A corporate taxpayer may deduct capital losses only to the extent of capital gains, with unused losses being carried back three years and forward five years.
Information Reporting Requirements and Backup Withholding.   The Fund will report to shareholders and to the IRS the amount of distributions the Fund pays during each calendar year and the amount of tax the Fund withholds, if any. Under the backup withholding rules, a shareholder may be subject to backup withholding currently at the rate of 28% with respect to distributions, unless such holder is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with the applicable requirements of the backup withholding rules. A shareholder who does not provide the Fund with its correct taxpayer identification number also may be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder’s income tax liability.
Brokers that are required to report the gross proceeds from a sale of shares on Form 1099-B will also be required to report the customer’s adjusted basis in the shares and whether any gain or loss with respect to the shares is long-term or short-term. In some cases, there may be alternative methods of determining the basis in shares that are disposed of, in which case the shareholder’s broker will apply a default method of its choosing if the shareholder does not indicate which method to apply. Shareholders should consult with their own tax advisor regarding the reporting requirements and their election options.
If the Fund takes an organizational action such as a stock split, merger or acquisition that affects the tax basis of shares of covered stock or even make distributions that exceed its current or accumulated earning and profits, it will report to each shareholder and the IRS (or post on its website) a description of the action and the quantitative effect of that action on the tax basis of the applicable shares.
Shareholders are encouraged to consult their tax advisors regarding the application of the information reporting rules discussed above, to their investment in shares of common stock of the Fund.
Taxation of Tax-Exempt Shareholders
Tax-exempt entities, including qualified employee pension and profit sharing trusts and IRAs, generally are exempt from U.S. federal income taxation. However, they are subject to taxation on their unrelated business taxable income. Dividend distributions from a REIT to an exempt pension trust generally do not constitute unrelated business taxable income, provided that the exempt pension trust does not otherwise use the shares of the REIT in an unrelated trade or business of the pension trust. However, if a tax-exempt shareholder were to finance its investment in shares of common stock of the Fund with debt, a portion of the income that it receives from the Fund would constitute unrelated business taxable income pursuant to the “debt-financed property” rules. In addition, dividends that are attributable to excess inclusion income with respect to REMIC residual interests or taxable mortgage pools, including as a result of securitzation financing transactions entered into by the Fund, will constitute unrelated business taxable income in the hands of most tax-exempt shareholders. Furthermore, social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts and qualified group legal services plans that are exempt from taxation under special provisions of the U.S. federal income tax laws are subject to different unrelated business taxable income rules, which generally will require them to characterize distributions that they receive from the Fund as unrelated business taxable income. Finally, in certain circumstances, a qualified employee pension or profit sharing trust that owns more than 10% of the stock of the Fund is required to treat a percentage of the dividends that it receives from the Fund as unrelated business taxable income. Such percentage is equal to the gross income that the Fund derives from an unrelated trade or business, determined as if the Fund were a pension trust, divided by the Fund’s total gross income for the year in which the Fund pays the dividends. That rule applies to a pension trust holding more than 10% of the stock of the Fund only if the Fund is a “pension-held REIT.” The Fund will not be a “pension-held REIT” unless:
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the percentage of the Fund’s dividends that the tax-exempt trust would be required to treat as unrelated business taxable income is at least 5%;

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the Fund qualifies as a REIT by reason of the modification of the rule requiring that no more than 50% of the Fund’s stock be owned by five or fewer individuals that allows the beneficiaries of the pension trust to be treated as holding its stock in proportion to their actuarial interests in the pension trust; and

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either: (i) one pension trust owns more than 25% of the value of the stock of the Fund; or (ii) a group of pension trusts individually holding more than 10% of the value of the stock of the Fund collectively owns more than 50% of the value of the stock of the Fund.

Taxation of Non-U.S. Shareholders
The term “non-U.S. shareholder” means a holder of shares of common stock of the Fund that is neither a U.S. shareholder nor an entity treated as a partnership for U.S. federal income tax purposes. The rules governing U.S. federal income taxation of non-U.S. shareholders are complex. This section is only a summary of such rules. Non-U.S. shareholders are urged to consult their tax advisors to determine the impact of federal, state, local and non-U.S. income tax laws on the ownership of shares of common stock of the Fund, including any reporting requirements.
Ordinary Dividends.   A non-U.S. shareholder that receives a distribution that is not attributable to gain from the Fund’s sale or exchange of a “United States real property interest”, or a USRPI that the Fund does not designate as a capital gain dividend or retained capital gain, and that is not effectively connected income with a U.S. trade or business of the non-U.S. shareholder generally will recognize ordinary income to the extent that the Fund pays such distribution out of its current or accumulated earnings and profits. A withholding tax equal to 30% of the gross amount of the distribution ordinarily will apply to such distribution unless an applicable tax treaty reduces or eliminates the tax. Any dividends that are attributable to excess inclusion income resulting from the Fund’s interest in REMIC residual interests or taxable mortgage pools, including as a result of securitization financing transactions entered into by the Fund, will be subject to the 30% withholding tax, without reduction for any otherwise applicable income tax treaty. If a distribution is treated as effectively connected with the non-U.S. shareholder’s conduct of a U.S. trade or business, the non-U.S. shareholder generally will be subject to U.S. federal income tax on the distribution at graduated rates, in the same manner as U.S. shareholders are taxed with respect to such distribution, and a non-U.S. shareholder that is a corporation also may be subject to the 30% branch profits tax with respect to the distribution. The Fund plans to withhold U.S. income tax at the rate of 30% on the gross amount of any such distribution paid to a non-U.S. shareholder unless either a lower treaty rate applies and the non-U.S. shareholder furnishes to the Fund an appropriate IRS Form W-8 evidencing eligibility for that reduced rate, or the non-U.S. shareholder furnishes to the Fund an IRS Form W-8ECI claiming that the distribution is effectively connected income.
Capital Gain Dividends.   For any year in which the Fund qualifies as a REIT, a non-U.S. shareholder will incur tax on distributions that are attributable to gain from sale or exchange of a USRPI under the Foreign Investment in Real Property Tax Act of 1980, or FIRPTA, without regard to whether such distribution is designated as a capital gain dividend. A USRPI includes certain interests in real property and stock in “United States real property holding corporations” but does not include interests solely as a creditor and, accordingly, does not include a debt instrument that does not provide for contingent payments based on the value of, or income from, real property interests. Under FIRPTA, a non-U.S. shareholder is taxed on distributions attributable to gain from sales of USRPIs as if such gain were effectively connected with a U.S. business of the non-U.S. shareholder. A non-U.S. shareholder thus would be taxed on such a distribution at the normal capital gains rates applicable to U.S. shareholders, subject to applicable alternative minimum tax and a special alternative minimum tax in the case of a nonresident alien individual. A non-U.S. corporate shareholder not entitled to treaty relief or exemption also may be subject to the 30% branch profits tax on such a distribution. There is a special 35% withholding rate for distributions to non-U.S. shareholders attributable to the REIT’s gains from dispositions of USRPIs. A non-U.S. shareholder may receive a credit against its tax liability for the amount the Fund withholds.
Capital gain dividends that are attributable to sales of USRPIs would be treated as ordinary dividends rather than as gain from the sale of a USRPI, if: (i) the Fund’s shares of common stock are “regularly traded” on an established securities market in the United States; and (ii) the non-U.S. shareholder did not own more than 10% of the Fund’s shares of common stock at any time during the one-year period prior to the distribution. Such distributions would be subject to withholding tax on such capital gain distributions in the same manner as they are subject to withholding tax on ordinary dividends. The Fund’s stock is not regularly traded on an established securities market in the United States, and there is no assurance that it ever will be.
Capital gain dividends that are not attributable to sales of USRPIs, e.g., distributions of gains from sales of debt instruments that are not USRPIs, generally will not be taxable to non-U.S. shareholders or subject to withholding tax.
Non-Dividend Distributions.   Unless (1) the stock of the Fund is a USRPI, or (2) either (A) the non-U.S. shareholder’s investment in the Fund’s stock is effectively connected with a U.S. trade or business conducted by such non-U.S. shareholder through a permanent establishment, where applicable (in which case the non-U.S. shareholder will be subject to the same treatment as U.S. shareholders with respect to such gain), or (B) the non-U.S. shareholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and certain other conditions are met (in which case the non-U.S. shareholder will be subject to a 30% tax on the individual’s net capital gain for the year), distributions by the Fund which are not dividends out of the Fund’s earnings and profits will not be subject to U.S. federal income tax. Instead, the excess portion of such distribution will reduce the adjusted basis of such shares. A non-U.S. shareholder will be subject to tax on a distribution that exceeds both the Fund’s current and accumulated earnings and profits and the adjusted basis of its shares of common stock, if the non-U.S. shareholder otherwise would be subject to tax on gain from the sale or disposition of its shares of common stock, as described below. Because the Fund generally cannot determine at the time it makes a distribution whether the distribution will exceed its current and accumulated earnings and profits, it normally will withhold tax on the entire amount of any distribution at the same rate as it would withhold on an ordinary dividend. However, a non-U.S. shareholder may claim a refund of amounts that the Fund withholds if the Fund later determine that a distribution in fact exceeded its current and accumulated earnings and profits.
The Fund will be required to withhold 15% of any distribution that exceeds the Fund’s current and accumulated earnings and profits if stock of the Fund is a USRPI. Consequently, although the Fund intends to withhold at a rate of 30% on the entire amount of any distribution, to the extent that it does not do so, it may withhold at a rate of 15% on any portion of a distribution not subject to withholding at a rate of 30%. Non-U.S. shareholders that are treated as “qualified foreign pension funds” are exempt from U.S. federal income and applicable withholding taxes under FIRPTA on such distributions by the Fund.
Dispositions of Shares of Common Stock.   A non-U.S. shareholder generally will not incur tax under FIRPTA with respect to gain realized upon a disposition of shares of common stock of the Fund as long as the Fund: (i) is not a “United States real property holding corporation” during a specified testing period and certain procedural requirements are satisfied; or (ii) is a domestically controlled qualified investment entity. A “United States real property holding corporation” is a U.S. corporation that at any time during the applicable testing period owned USRPIs that exceed in value 50% of the value of the corporation’s USRPIs, interests in real property located outside the United States, and other assets used in the corporation’s trade or business. The Fund expects to be a United States real property holding corporation, and no assurance can be provided that the Fund will not be a United States real property holding corporation in future periods. However, stock of the Fund will not constitute a USRPI if the Fund is a “domestically controlled qualified investment entity.” The Fund believes that it will be a “domestically controlled qualified investment entity,” but the Fund cannot assure investors that it could substantiate that it is and has been a domestically controlled qualified investment entity at any particular time. The following rules apply in determining whether a REIT is a “domestically controlled qualified investment entity”:
•
In the case of a publicly traded REIT, a person holding less than 5% of a publicly traded class of stock at all times during the testing period is treated as a U.S. person unless the REIT has actual knowledge that such person is not a U.S. person. Stock of the Fund is not publicly traded.

•
In the case of REIT, stock held by a publicly traded REIT or certain publicly traded or open-ended registered investment companies (“RICs”), the REIT or RIC will be treated as a U.S. person if the REIT or RIC is domestically controlled and will be treated as a non-U.S. person otherwise.

•
In the case of REIT, stock held by a REIT or RIC not described in the previous rule, the REIT or RIC is treated as a U.S. person or a non-U.S. person on a look-through basis.

Even if the Fund were a United States real property holding corporation and not a domestically controlled qualified investment entity, a non-U.S. shareholder that owned, actually or constructively, 10% or less of the Fund’s shares of common stock at all times during a specified testing period would not incur tax under FIRPTA if shares of common stock of the Fund are “regularly traded” on an established securities market. Shares of common stock of the Fund are not regularly traded on an established securities market in the United States, and there is no assurance that they ever will be. In addition, even if the Fund is not a “domestically controlled qualified investment entity” and the Fund’s shares of common stock are not regularly traded on an established securities market, non-U.S. shareholders that are treated as “qualified foreign pension funds” are exempt from tax under FIRPTA on the sale of the Fund’s stock.
Even if the Fund is not a “domestically controlled qualified investment entity,” a non-U.S. shareholder may be treated as having gain from the sale or other taxable disposition of a USRPI if the non-U.S. shareholder (1) disposes of the Fund’s shares of common stock within a 30-day period preceding the ex-dividend date of a distribution, any portion of which, but for the disposition, would have been treated as gain from the sale or exchange of a USRPI and (2) acquires, or enters into a contract or option to acquire, or is deemed to acquire, other shares of the Fund’s common stock during the 61-day period beginning with the first day of the 30-day period described in clause (1), unless such share are regularly traded and the non-U.S. shareholder did not own more than 5% of the Fund’s capital shares during the one year period ending on the date of the distribution described in clause (1).
If the gain on the sale of shares of common stock of the Fund were taxed under FIRPTA, a non-U.S. shareholder would be taxed in the same manner as U.S. shareholders with respect to such gain, subject to applicable alternative minimum tax or, a special alternative minimum tax in the case of nonresident alien individuals, and the purchaser of such stock would be required to withhold 15% of the purchase price and remit such amount to the IRS. Furthermore, a non-U.S. shareholder will incur tax on gain not subject to FIRPTA if: (i) the gain is effectively connected with the non-U.S. shareholder’s U.S. trade or business, in which case the non-U.S. shareholder will be subject to the same treatment as U.S. shareholders with respect to such gain; or (ii) the non-U.S. shareholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States, in which case the non-U.S. shareholder will incur a 30% tax on his capital gains.
Recent FIRPTA Amendments.   A number of changes have been made to the rules for taxation of non-U.S. persons under FIRPTA:
•
Stock of a REIT held (directly or through partnerships) by a “qualified shareholder” will not be a USRPI, and capital gain dividends from such a REIT will not be treated as gain from sale of a USRPI, unless a person (other than a qualified shareholder) that holds an interest (other than an interest solely as a creditor) in such qualified shareholder owns, taking into account applicable constructive ownership rules, more than 10% of the stock of the REIT. If the qualified shareholder has such an “applicable investor,” the portion of REIT stock held by the qualified shareholder indirectly owned through the qualified shareholder by the applicable investor will be treated as a USRPI, and the portion of capital gain dividends allocable to the applicable shareholder through the qualified investor will be treated as gains from sales of USRPIs. For these purposes, a “qualified shareholder” is foreign person which is in a treaty jurisdiction and satisfies certain publicly traded requirements, is a “qualified collective investment vehicle,” and maintains records on the identity of certain 5% owners. A “qualified collective investment vehicle” is a foreign person that is eligible for a reduced withholding rate with respect to ordinary REIT dividends even if such person holds more than 10% of the REIT’s stock, a publicly traded partnership that is a withholding foreign partnership that would be a U.S. real property holding corporation if it were a U.S. corporation, or is designated as a qualified collective investment vehicle by the Secretary of the Treasury and is either fiscally transparent within the meaning of Section 894 or required to include dividends in its gross income but entitled to a deduction for distributions to its investors. Finally, capital gain dividends and non-dividend redemption and liquidating distributions to a qualified shareholder that are not allocable to an applicable investor will be treated as ordinary dividends.
•
“Qualified foreign pension funds” and entities that are wholly owned by a qualified foreign pension fund are exempted from FIRPTA and FIRPTA withholding. For these purposes, a “qualified foreign pension fund” is any trust, corporation, or other organization or arrangement if (i) it was created or organized under foreign law, (ii) it was established to provide retirement or pension benefits to participants or beneficiaries that are current or former employees (or persons designated by such employees) of one or more employers in consideration for services rendered, (iii) it does not have a single participant or beneficiary with a right to more than 5% of its assets or income, (iv) it is subject to government regulation and provides annual information reporting about its beneficiaries to the relevant tax authorities in the country in which it is established or operates, and (v) under the laws of the country in which it is established or operates, either contributions to such fund which would otherwise be subject to tax under such laws are deductible or excluded from the gross income of such fund or taxed at a reduced rate, or taxation of any investment income of such fund is deferred or such income is taxed at a reduced rate.

•
The so-called FIRPTA “cleansing rule” (which applies to corporations that no longer have any USRPIs and have recognized all gain on their USRPIs and are no longer treated as U.S. real property holding corporations) will not apply to a REIT or a RIC or a corporation if the corporation or any predecessor was a REIT or a RIC during the applicable testing period.

Backup Withholding and Information Reporting. The Fund must report annually to the IRS and to each non-U.S. shareholder the amount of dividends paid to such holder and the tax withheld with respect to such dividends, regardless of whether withholding was required. Copies of the information returns reporting such dividends and withholding may also be made available to the tax authorities in the country in which the non-U.S. shareholder resides under the provisions of an applicable income tax treaty. A non-U.S. shareholder may be subject to backup withholding unless applicable certification requirements are met.
Payment of the proceeds of a sale of the Fund’s common shares within the United States is subject to both backup withholding and information reporting requirements unless the beneficial owner certifies under penalties of perjury that it is a non-U.S. shareholder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person) or the holder otherwise establishes an exemption. Payment of the proceeds of a sale of the Fund’s common shares conducted through certain United States related financial intermediaries is subject to information reporting requirements (but not backup withholding) unless the financial intermediary has documentary evidence in its records that the beneficial owner is a non-U.S. shareholder and specified conditions are met or an exemption is otherwise established.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such holder’s U.S. federal income tax liability, provided the required information is furnished to the IRS in a timely manner.
Under the Foreign Account Tax Compliance Act, or FATCA, rules, withholding at a rate of 30% is required on dividends in respect of, and after December 31, 2018, withholding at a rate of 30% will be required on gross proceeds from the sale of, stock of the Fund held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury (unless alternative procedures apply pursuant to an applicable intergovernmental agreement between the United States and the relevant foreign government) to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons. Accordingly, the entity through which stock of the Fund is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and after December 31, 2018, gross proceeds from the sale of stock of the Fund held by an investor that is a passive non-financial foreign entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the Fund that such entity does not have any “substantial U.S. owners” or (ii) provides certain information regarding the entity’s “substantial U.S. owners,” which the Fund will in turn provide to the Secretary of the Treasury. Non-U.S. shareholders are encouraged to consult with their tax advisors regarding the possible implications of these rules on their investment in shares of common stock of the Fund.
Legislative or Other Actions Affecting REITs
The rules dealing with U.S. federal income taxation are constantly under review. No assurance can be given as to whether, when or in what form, the U.S. federal income tax laws applicable to the Fund and its shareholders may be changed, possibly with retroactive effect. Changes to the U.S. federal tax laws and interpretations of U.S. federal tax laws could adversely affect an investment in shares of common stock of the Fund.
THE SUMMARY OF U.S. FEDERAL TAX CONSIDERATIONS SET FORTH ABOVE IS NOT INTENDED TO BE A COMPLETE SUMMARY OF THE TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. EACH PROSPECTIVE INVESTOR IS ADVISED TO CONSULT WITH HIS, HER OR ITS OWN TAX ADVISOR CONCERNING THE TAX CONSIDERATIONS OF AN INVESTMENT IN THE FUND.

OTHER INFORMATION
Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.
Sub-Administrator
The Sub-Administrator, located at                      , serves as the Fund’s sub-administrator and fund accountant pursuant to a fund services agreement between the Sub-Administrator and the Fund.
Transfer Agent
DST Systems, Inc., located at 430 West 7th Street, Kansas City, MO 64105-1407, serves as Transfer Agent pursuant to a transfer agency agreement between it and the Fund.
Legal Counsel
Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, serves as counsel to the Fund. Venable LLP, 750 East Pratt Street, Suite 900, Baltimore, Maryland 20202, acts as special Maryland counsel to the Fund.
Custodian
___ (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund are not held by the Advisers or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is ___.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
___ is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. ___ is located at ___.
FINANCIAL STATEMENTS
[to be supplied by subsequent amendment]

APPENDIX A:
ADVISER PROXY VOTING POLICIES AND PROCEDURES

Exhibit A-1
NORTHSTAR/TOWNSEND INSTITUTIONAL REAL ESTATE FUND INC.
PROXY VOTING FORM

APPENDIX B:
SUB-ADVISER’S PROXY VOTING POLICIES AND PROCEDURES

NORTHSTAR/TOWNSEND INSTITUTIONAL REAL ESTATE FUND INC.
PART C — OTHER INFORMATION
Item 25.   Financial Statements and Exhibits
Financial Statements
Part A:	None.
Part B:	Financial statements included in the Statement of Additional Information including the Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Statement of Operations, and Notes to Financial Statements will be filed by subsequent amendment.
Exhibits
(a)(1)	Articles of Incorporation(4)
(a)(2)	Form of Articles of Amendment and Restatement (the “Charter”)(2)
(b)	Bylaws of Registrant(2)
(c)	Not applicable
(d)(1)	Article ___ (Shares) and Article ___ (Shareholders’ Voting Powers and Meetings) of the Charter(2)
(d)(2)	Article ___ (Meetings) of the Bylaws of Registrant(2)
(d)(3)	Multiple Class Plan(2)
(d)(4)	Form of Investor Subscription Agreement(3)
(e)	Not applicable
(f)	Not applicable
(g)(1)	Investment Advisory Agreement(2)
(g)(2)	Investment Sub-Advisory Agreement(2)
(g)(3)	Administration Agreement(2)
(h)(1)	Distribution Agreement(2)
(h)(2)	Form of Shareholder Servicing Plan and Agreement(2)
(h)(3)	Form of Selling Agreement(2)
(h)(4)	Form of Wholesale Marketing Agreement(2)
(i)	Not applicable
(j)	Form of Custodian Agreement(2)
(k)(1)	Form of Administration Services Agreement(2)
(k)(2)	Form of Expense Limitation Agreement(2)
(k)(3)	Form of Distribution Support Agreement(2)
(k)(4)	Form of Transfer Agent Agreement(2)
(l)	Opinion and consent of Venable LLP(2)
(m)	Not applicable
(n)	Consent of Registrant’s independent registered public accounting firm(2)
(o)	Not applicable
(p)	Seed Capital Agreement(2)
(r)(1)	Code of Ethics of the Registrant(2)
(r)(2)	Code of Ethics of the Adviser(2)
(r)(3)	Code of Ethics of the Sub-Adviser(2)
(s)	Powers of Attorney and certified resolutions authorizing the same(2)

(1)
Filed herewith.

(2)
To be filed by amendment.

(3)
Previously filed on December 13, 2016 in the Registrant’s Pre-Effective Amendment No. 1 and hereby incorporated by reference.

(4)
Previously filed on October 18, 2016 in the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.

Item 26.   Marketing Arrangements
The information contained under the heading “Plan of Distribution” in the Prospectus is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in a prospectus supplement related to that offering.
Item 27.   Other Expenses of Issuance and Distribution
The following table sets forth the estimated expenses to be incurred in connection with the sale and distribution of the securities described in this registration statement.
Securities and Exchange Commission Fees	$115,900
Blue Sky Fees	$0
Accounting Fees and Expenses	$0
Legal Fees and Expenses	$0
Printing and Postage Expenses	$0
Miscellaneous Fees and Expenses	$0
Total:	$115,900

*
To be filed by amendment.

Item 28.   Persons Controlled by or Under Common Control with Registrant
Immediately prior to this offering, NSAM FV Holdings, LLC, an affiliate of Colony NorthStar (“CLNS”) will own shares of the Registrant, representing 100% of the beneficial interests outstanding. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that CLNS’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.
As of March 9, 2017:
% of Voting Securities owned
Registrant	0
Item 29.   Number of Holders of Securities
Set forth below is the number of record holders as of March 9, 2017 of each class of securities of the Fund.
Title of Class	Number of Record Holders
Class A Shares of Common Stock	0
Class C Shares of Common Stock	0
Class I Shares of Common Stock	0
Item 30.   Indemnification
Maryland law permits a Maryland corporation to include a provision in its charter eliminating the liability of its directors and officers to the corporation and its shareholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s Charter contains a provision that eliminates its Directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.
The Registrant’s Charter authorizes it to obligate itself, and its Bylaws require it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while a Director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any of the foregoing capacities and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding, without requiring a preliminary determination of the ultimate entitlement to indemnification. The Registrant’s Charter and Bylaws also permit it to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or any predecessor of the Registrant. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A Maryland corporation may not indemnify a director or officer who has been adjudged liable in a suit by or in the right of the corporation or in which the director or officer was adjudged liable to the corporation or on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct, was adjudged liable to the corporation or was adjudged liable on the basis that personal benefit was improperly received; however, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.
In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of  (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.   Business and Other Connections of Investment Adviser
A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser of the Registrant, and each member, director, executive officer, or partner of any such registered investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in Part B of this Registration Statement in the section entitled “Management of the Fund.” Additional information as to each member, director, executive officer, or partner of the registered investment adviser is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-72968), and is incorporated herein by reference.
A description of any other business, profession, vocation, or employment of a substantial nature in which the Sub-Adviser of the Registrant, and each member, director, executive officer, or partner of any such registered investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in Part B of this Registration Statement in the section entitled “Management of the Fund.” Additional information as to each member, director, executive officer, or partner of the registered investment adviser is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-108255), and is incorporated herein by reference.
Item 32.   Location of Accounts and Records
The accounts, books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained for the Registrant at c/o NorthStar/Townsend Institutional Real Estate Fund Inc., 399 Park Avenue, 18th Floor, New York, New York 10022.
Item 33.   Management Services
Not Applicable.
Item 34.   Undertakings
(1)
Registrant hereby undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the NAV declines more than ten percent from its NAV as of the effective date of the registration statement or (2) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.

(2)
Not applicable.

(3)
Not applicable.

(4)
Registrant hereby undertakes:

(a)
to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)
to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)
that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)
to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)
that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)
that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)
any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(2)
the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)
any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser

(f)
Registrant hereby undertakes: To file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the Securities Act, in the event the shares of Registrant are trading below its NAV and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading

(5)
Registrant hereby undertakes that:

(a)
for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b)
for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)
Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, State of New York, on the 9th day of March, 2017.
NORTHSTAR/TOWNSEND INSTITUTIONAL REAL ESTATE FUND INC.
By:	/s/ Daniel R. Gilbert
Daniel R. Gilbert Sole Director
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Name	Capacity	Date
/s/ Daniel R. Gilbert Daniel R. Gilbert	Sole Director	March 9, 2017
/s/ Prashant Tewari Prashant Tewari	Chief Executive Officer and President	March 9, 2017
/s/ Frank V. Saracino Frank V. Saracino	Chief Financial Officer and Treasurer	March 9, 2017